UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-7170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Michael E. Cahill, Esq.

Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2012

Item 1.	Report to Stockholders.

TCW Funds Insight that works for you.™

TCW Equity Funds
TCW Allocation Funds

2012 Annual Report

TCW Equity Funds TCW Allocation Funds 2012 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2012

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc.

To Our Valued Shareholders

Thank you for your continued investment with the TCW Funds (the “TCW Funds”). Steady inflows to the fund family this year have increased total assets to a milestone figure of approximately $19 billion as of October 31, 2012.

The 2012 annual report for the TCW Funds contains information outlining the performance of the TCW Funds and a listing of the portfolio holdings, as well as management discussions of each Fund for the year ended October 31, 2012.

Investment Environment

The U.S. equity market was affected by several factors in 2012 including dealing with fiscal cliff in the U.S., a Presidential election and the ongoing sovereign and bank concerns in Europe. There have been signs of a recovery in housing and unemployment rates declined significantly as the year progressed. In addition, data shows that there has been improving consumer confidence with stock prices slightly higher, domestic gas prices leveling off, and home prices rising moderately. Year-to-date as of October 31, 2012, the Dow Jones Industrial Average was up 9.51%, the S&P 500 was up 14.30% and the NASDAQ Composite was up 15.41%. The Russell 1000 Index was up 14.32% and Russell 2000 Index was up 11.75%. The MSCI EAFE Index was up 11.52%, the MSCI Emerging Markets Equity Index was up 11.66% and the Barclays Emerging Markets Fixed Index was up 15.59%.

Central banks around the world took action to help stimulate global growth. In the United States, the Fed announced a third round of quantitative easing, “QE3” and made a commitment to purchase $40 billion of agency mortgage-backed securities every month for as long as unemployment remains high and inflation remains low. In Europe, the European Central Bank announced its Outright Monetary Transaction program to buy government bonds that mature in one to three years, specifically down to levels that lower borrowing costs for countries that face problems selling debt. In Asia, the Bank of Japan also announced a $126 billion worth of additional bond purchases in September in an effort to keep inflation positive.

Investors remained risk adverse and flocked to U.S. government bonds during these times of uncertainty. Year-to-date as of October 31, 2012, the Barclays U.S. Aggregate Index was up 4.20%, the Barclays U.S. High Yield Index was up 13.11% and the Barclays Municipal Bond Index was up 6.36%.

Product Management and Product Developments

The TCW Enhanced Commodity Strategy Fund which was launched on March 31, 2011 has had successful relative outperformance beating its benchmark by 442 basis points since inception to October 31, 2012. It invests in commodity-indexed instruments.

The TCW Global Bond Fund (“Global Bond Fund”) launched on December 1, 2011 has had a successful year of relative outperformance. It primarily invests in debt securities of government and corporate issuers across all fixed income sectors and may be denominated in either local currency or in U.S. dollars.

1

To Our Valued Shareholders (Continued)

Separately, the new TCW International Growth Fund (“International Growth Fund”) launched on November 1, 2012. The International Growth Fund is managed by Rohit Sah, portfolio manager of the TCW International Small Cap Fund. This new International Growth Fund will invest in companies with positive operating cash flow across all market capitalizations. It will seek to invest in at least 10 different countries. Given the recent trends evidencing strong investor interest in this particular asset class, we are hopeful this addition to the fund family line-up will be responsive to our clients’ interests and be an additional engine of growth for the complex.

We regularly evaluate our product line-up to keep our resources focused on products that best serve the needs of our investors. As a result of this regular evaluation, we officially closed the TCW Money Market Fund on May 31, 2012. In addition, we closed the TCW Emerging Markets Equities Fund on August 31, 2012. In this instance, the Fund had not achieved a level of scale that would make it a viable product for our clients or the broader marketplace.

Finally, we are pleased to announce the launch of TCW Twitter page, @TCWGroup. We aim to utilize social media as a supplement to www.tcw.com in communicating our message and content to investors in addition to expanding our ability to serve our clients in an increasingly digital world.

Conclusion

During these challenging times in the capital markets, the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. The TCW Funds continue to seek to provide our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board of Directors and everyone at TCW, I would like to thank you for your continued support. As always we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (800) FUND TCW (800-386-3829).

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

2

TCW Concentrated Value Fund

Management Discussions

For the year ended October 31, 2012, the TCW Concentrated Value Fund (the “Fund”) returned 12.94% and 13.07% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmarks, Russell 1000 Value Index and S&P 500 Index, returned 16.89% and 15.21%, respectively, over the same period.

Investments in the financial and industrial sectors generated the largest contribution to the Fund’s returns during the fiscal year. Favorable returns in the financial sector were led by Wells Fargo and JPMorgan Chase, while favorable returns in the industrial sector were led by SPX Corporation and Honeywell International. Investments in the consumer discretionary and energy sectors generated the Fund’s weakest contribution to returns during the fiscal year. Unfavorable returns in the consumer discretionary sector were generated by Kohl’s, while unfavorable returns in the energy sector were generated by Halliburton and Occidental Petroleum. The Fund’s sector structure is a byproduct of our individual stock selection process. The Fund is overweight the energy, financial, health care, industrial, and material sectors, and is underweight the consumer discretionary, consumer staples, information technology, telecommunication, and utility sectors.

Although the S&P 500 has nearly returned to 2007 levels, it is less expensive today than it was then. The market’s price/earnings multiple is 18% lower, the price/book multiple is 23% lower, and the dividend yield is 18% higher today than it was in 2007. Further, today’s 7.0% earnings yield exceeds the 4.9% Baa corporate bond yield, whereas in 2007 the market’s 5.8% earnings yield trailed the 6.3% Baa corporate bond yield. Also, investors were optimistic in 2007 whereas today they are pessimistic. Although the S&P 500 levels are similar to their peak 5 years ago, company fundamentals are better, valuations are more attractive, and pessimistic investor sentiment is far from what is seen at bull market tops.

As bottom up investors we focus on the fundamental results of the portfolio’s companies. Since 2008, stock prices have frequently detached from business fundamentals due in part to emotional market mood swings based on short term “risk on”/ “risk off” trades. Now that the Presidential election has passed, Congress must address the so called “fiscal cliff” — increased taxes and spending cuts — set to occur in early 2013 unless steps are taken to balance the budget. Market volatility may rise as a result, but company fundamentals will ultimately determine a company’s long term value.

The portfolio owns high quality stocks and we believe it is best to be patient. The objective of creating an attractive risk reward profile for the portfolio should not be lost to the goal of less volatility. We remain confident that investing in attractively valued companies expected to increase their return on capital and cash flows will yield favorable long-term investment results.

3

TCW Concentrated Value Fund

Management Discussions (Continued)

TCW Concentrated Value Fund - I Class

TCW Concentrated Value Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

4

TCW Dividend Focused Fund

Management Discussions

For the year ended October 31, 2012, the TCW Dividend Focused Fund (the “Fund”) posted a gain of 18.03% and 17.68% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 16.89% over the same period.

As important for the U.S economy as a better housing environment and accelerating auto sales is increased manufacturing activity. Manufacturing represents approximately 10-12% of the U.S. economy. With Europe sliding into a recession and China’s economy slowing to a 7-8% GDP rate, the U.S. economy may be the strongest engine during the mid-cycle transition due to expanding domestic natural gas resources, manufacturing strength, available workers, easier credit, and improving consumer confidence. Depending on gas prices, energy industry insiders report there is as much as 25-100 years of U.S. natural gas supply in unconventional plays. According to economists at UBS, domestic energy production and price developments from sustained shale gas extraction could begin to boost U.S. annual real GDP growth by around 0.5% per annum over the next five years. By way of comparison, economists have estimated that the information technology boom boosted U.S. annualized real growth by 1.6% per annum in the second half of the 1990s.

The best performing sectors for the fiscal year ending October 31, 2012 were Telecommunication Services (+26.2%), Health Care (+22.1%), and Consumer Discretionary (+20.4%) while the worst performers were Energy (+6.5%), Materials (+7.2%), and Information Technology (+10.7%). The Fund benefited with the underweight in Information Technology and overweight in Telecommunication Services while losing value with the overweight in Materials and underweight in Health Care.

The strategy’s top ten conviction-weighted holdings helped outperform over the benchmark for the one year period ending October 31, 2012 returning +28.0%, on average, led by Home Depot (+75.7%), Pfizer (+34.3%), and General Electric (+30.4%). The best absolute performers during the fiscal year were Home Depot, Lennar (+127.9%), and Pfizer. The Fund’s most significant contribution to performance occurred in Consumer Discretionary where the portfolio’s holdings returned +65.4%, more than three times the group move of +20.4% led by Lennar, Gap (+92.6%), and Home Depot. Royal Philips Electronics (+30.4%), General Electric, and Textron (+30.3%) were the leaders in Industrials where stocks as a whole outperformed their peers, +29.8% versus +13.4% while Allstate (+56.0%) and Citigroup (+21.6%) in Financials and Pfizer in Health Care were the leaders in their respective sectors outperforming their peer groups.

The worst performers during the fiscal year were Cliffs Natural Resources (-45.1%), Baker Hughes (-26.7%), and Dell (-32.9%). The biggest detraction occurred in Information Technology, where the Fund’s names declined -1.5% versus the group rise of +10.7%, due to Dell, Intel (-9.0%), and TE Connectivity (-7.3%). Windstream (-14.2%) and Sprint-Nextel (-9.7%) were largely responsible for the decline in value in Telecommunication Services while Baker Hughes in Energy and Cliffs Natural Resources in Materials were mainly responsible for the loss suffered in their respective sectors. After a fundamental review Sprint-Nextel was completely sold. Dell was reduced and, after a fundamental review, Cliffs Natural Resource was increased.

5

TCW Dividend Focused Fund

Management Discussions (Continued)

TCW Dividend Focused Fund - I Class

TCW Dividend Focused Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

6

TCW Growth Fund

Management Discussions

For the year ended October 31, 2012, the TCW Growth Fund (the “Fund”) posted a gain of 6.30% on I Class and 6.39% on N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 3000 Growth Index, gained 12.76% over the same period.

Performance of the Fund was negatively impacted by unfavorable stock selection in the Consumer Discretionary, Health Care and Financials sectors, while Consumer Staples and Industrials helped overall performance.

The fiscal year ended in positive territory despite elevated volatility throughout the period. The fiscal year started off strongly with Q1’12 being the best quarter for equities since 1998. However, concerns over Eurozone heading into recession and China’s economy possibly gearing towards a hard landing persisted during the second quarter. Political uncertainties in Greece, weakening banking fundamentals in Spain and Italy, and slow policy responses by European leaders during this crisis led to sharp declines in European equity indices. The sharp volatility in equity markets continued to cause an outflow from equity funds with large inflows into the bond markets. Moreover, equity investors shunned high beta sectors and instead favored lower beta sectors. Nonetheless, the large amount of cash sitting on corporate balance sheets has allowed for large share repurchases and investor-friendly dividend policies, providing some support for the market. With the Fed announcing QE3 and the European Central Bank launching its own quantitative easing plan, concerns that the Eurozone was falling into recession and that the Euro itself could be in danger seemed to abate somewhat in the third quarter. Economic indicators such as new job creation and consumer confidence have been encouraging while investors are mostly in a sit-and-wait mode ahead of the upcoming fiscal cliff. With the Dow, NASDAQ and S&P 500 indices up 15.4%, 16.0% and 18.5%, respectively for the twelve months ended October 31, 2012, we remain vigilant for any data points that could indicate a decline in prospects for the global economy and a retrenchment of the equity markets.

In regards to individual stock selection, Human Genome Sciences Inc., American Tower Corp. and CVS Caremark Corp. were the strongest performers this year, contributing 0.30%, 0.28% and 0.27% to portfolio performance respectively. In contrast, Green Dot Corp., Ctrip.com International Ltd. and SINA Corp. were the largest drags on performance, contributing -1.05%, -0.56% and -0.55%, respectively, to the Fund’s performance.

We remain focused on the Fund’s objective of identifying best-in-class companies exhibiting strong growth prospects in this challenging macroeconomic environment.

7

TCW Growth Fund

Management Discussions (Continued)

TCW Growth Fund - I Class

TCW Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

8

TCW Growth Equities Fund

Management Discussions

For the year ended October 31, 2012, the TCW Growth Equities Fund (the “Fund”) declined 1.43% and 1.44% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell MidCap Growth Index, gained 9.09% during the same period.

The Fund underperformed the benchmark for the one year period ending October 31, 2012. On an attribution basis, the Fund’s underperformance was primarily the result of negative stock selection in consumer discretionary, industrials, materials and financials. Stock selection was positive in information technology and health care.

In consumer discretionary, which is the fund’s second largest weighting, notable detractors were Chinese online travel company Ctrip.com, and Latin American McDonald’s franchisee Arcos Dorados. Retailers Michael Kors and Dicks Sporting Goods as well as apparel company Gildan Activewear were contributors in the sector. In our consumer staples holdings, K-cup maker Green Mountain Coffee hurt results, while warehouse shopping company PriceSmart helped. In industrials, detractors included logistics company Expeditors International of Washington and aerospace and defense company Aerovironment. Metals and mining companies Allegheny Technologies and Cliffs Natural Resources detracted in materials. In financials, consumer finance company Green Dot detracted, while capital markets company T. Rowe Price and insurance company ACE Ltd. contributed. In energy, Oceaneering helped, while CARBO Ceramics and Lufkin Industries hurt.

The Fund’s largest weighting is information technology. Standout contributors in technology were SuccessFactors in software, Rackspace Hosting and LinkedIn in internet software and services and ARM Holdings in semiconductors. SuccessFactors was acquired by SAP in December of 2011. On the other hand, detractors in our technology holdings were names such as Qlik Technologies and VMware in software, Baidu in internet software and services and Aruba Networks in communications equipment. In health care, notable contributors were biotechnology companies Human Genome Sciences and Pharmasset, robotic surgery company Intuitive Surgical, pharmaceuticals firm Mylan Laboratories and health care technology company athenahealth. Human Genome Sciences was acquired by GlaxoSmithKline in July of 2012 and Pharmasset was acquired by Gilead Sciences in November of 2011.

9

TCW Growth Equities Fund

Management Discussions (Continued)

TCW Growth Equities Fund - I Class

TCW Growth Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

10

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2012, the TCW International Small Cap Fund (the “Fund”) gained 2.92% and 2.75% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index, increased by 4.63% over the same period.

On a sector basis, the Fund was heavily invested in Financials, Materials, Energy, and Consumer Discretionary. The Index however is weighted correspondingly towards Industrials, Financials, Consumer Discretionary and Materials. For our Fund, most of the returns came from the relatively few holdings in Industrials, which were up over 87%, and contributed nearly 80% of the Fund’s returns. In other words, a small 7% of our Fund contributed most of our Fund’s returns. On a sector basis, we significantly outperformed in Materials, but the victory was pyrrhic as our holdings returned zero, while the sector index was down 8%. We underperformed in our Energy and Consumer Discretionary holdings, while Financials were a draw. In hindsight, our large commodity exposure hurt us the most.

We prefer not to discuss performance on a country basis, as the Fund holds relatively few holdings in most countries. The only exception is Japan, where the Fund’s average holdings were over 15%, and we had a spectacular year in Japan, returning 21% versus the Index which was -0.8%. Cold comfort to our shareholders, but it does illustrate that our stock picking methodology works well even in Japan.

The most relevant performance discussion comes from the stock level performance. The best contributions to returns came from Gulf Keystone, MonotaRO, Seria, Sandstorm Gold, Calvalley Petroleum, carsales.com, Alaris Royalty, PayPoint, Schibsted, Nagacorp and Coastal Energy. It is hard to point out the common theme, but steady profit generators did well as did fast earnings growth stocks. Perhaps the best way to describe it is that it is all about stock picks working out right.

On the downside, China ZhengTong Auto Service, Madalena Ventures, African Minerals, Indraprashtha Gas, Mongolian Mining, CyberAgent, Kenedix, Parex Resources, Brasil Brokers, Niko Resources, bit-isle, Loncor Resources, Luk Fook, Sandstorm Metals & Energy, Mawson Resources were the ones which did most damage. Some of these were due to national governments actions. Madalena became collateral damage from Argentina’s unneeded takeover of YPF, Indraprastha Gas charges being halved unexpectedly by the Indian regulators, Niko Resources’ plans being severely delayed by the same Indian regulators, Mongolian Mining becoming hostage to a new minister’s pronouncements. Most of these companies are otherwise great businesses. Others were unfortunately poor capital allocation by managements, such as China Zhengtong’s takeover of a heavily indebted car dealer, African Mineral’s poor execution of the massive Tonkolili project. Yet others were simply the market being very negative on any company needing to raise capital, irrespective of asset quality (Loncor Resources, African Minerals, Mongolian Mining, Mawson Resources).

11

TCW International Small Cap Fund

Management Discussions (Continued)

TCW International Small Cap Fund - I Class

TCW International Small Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

12

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2012, the TCW Relative Value Large Cap Fund (the “Fund”) posted a gain of 15.33% and 15.11% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 16.89% over the same period.

As important for the U.S economy as a better housing environment and accelerating auto sales is increased manufacturing activity. Manufacturing represents approximately 10-12% of the U.S. economy. With Europe sliding into a recession and China’s economy slowing to a 7-8% GDP rate, the U.S. economy may be the strongest engine during the mid-cycle transition due to expanding domestic natural gas resources, manufacturing strength, available workers, easier credit, and improving consumer confidence. Depending on gas prices, energy industry insiders report there is as much as 25-100 years of U.S. natural gas supply in unconventional plays. According to economists at UBS, domestic energy production and price developments from sustained shale gas extraction could begin to boost U.S. annual real GDP growth by around 0.5% per annum over the next five years. By way of comparison, economists have estimated that the information technology boom boosted U.S. annualized real growth by 1.6% per annum in the second half of the 1990s.

The Fund return of +15.11% (net of all fees) for the fiscal year ending October 31, 2012 underperformed the S&P 500 and Russell 1000 Value Index returns of +15.21% and +16.89%, respectively.

The best performing sectors for the fiscal year ending October 31, 2012 were Telecommunication Services (+26.2%), Health Care (+22.1%), and Consumer Discretionary (+20.4%) while the worst performers were Energy (+6.5%), Materials (+7.2%), and Information Technology (+10.7%). The Fund benefited with the overweight in Consumer Discretionary and underweight in Information Technology while losing value with the overweight in Energy and underweight in Telecommunication Services.

The strategy’s top ten conviction-weighted holdings helped outperform over the benchmark for the one year period ending October 31, 2012 returning +32.3%, on average, led by Home Depot (+75.7%), Comcast (+63.2%), and Pfizer (+34.3%). The best absolute performers during the fiscal year, all in the Consumer Discretionary space, were Lennar (+127.9%), Gap (+92.6%), Home Depot (+75.7%), and Comcast (+63.2%). As such, the Fund’s stocks in the sector provided the most significant contribution to performance returning +63.8%, three times the group move of +20.4%. Terex (+35.5%) and Textron (+30.3%) were the leaders in Industrials where stocks as a whole outperformed their peers, +28.0% versus +13.4% while Pfizer, Mylan (+29.5%), and Hologic (+27.9%) starred in Health Care where the portfolio’s holdings returned +28.2% versus the group move of +22.1%.

13

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

The worst absolute performers during the fiscal year were Dell (-41.1%), Baker Hughes (-26.7%), and Cliffs Natural Resources (-45.1%). The biggest detraction occurred in Information Technology, where the Fund’s names declined -14.0% versus the group rise of +10.7%, due largely to Dell, Symantec (-12.1%), and TE Connectivity (-7.3%). Baker Hughes along with Nabors Industries (-26.4%), and Devon Energy (-9.3%) were largely responsible for the decline in value in Energy while the underperformance in Materials was due to Cliffs Natural Resources and Alcoa (-20.1%). After fundamental reviews, the Fund’s investment in Alcoa and Symantec were completely sold; Dell position was reduced; and Cliffs Natural Resources was increased.

TCW Relative Value Large Cap Fund - I Class

TCW Relative Value Large Cap Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

14

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2012, the TCW Select Equities Fund (the “Fund”) posted a gain of 10.37% and 10.06% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 13.02% over the same period.

Much like last year, 2012 began with strong performance from the U.S. equity markets only to be derailed by macro concerns as the year progressed. Whereas last year, the Japanese earthquake and tsunami as well as violence in the Middle East derailed a promising early year rally, this year’s rally stalled in the spring as more Eurozone countries headed into recession and fears of Greece being the first country to leave the Eurozone hit the headlines. This coincided with decelerating growth in China, the announcement of a Spanish bank bailout and slowing growth in the U.S. as we entered the summer months. The U.S. unemployment rate ticked upward in May, the June Institute for Supply Management (“ISM”) index slumped under 50 for the first time since July 2009, and retail sales declined each month during the second calendar quarter. In September, with growth slowing and in front of a U.S. Presidential election, the Federal Reserve announced a third round of quantitative easing in an effort to stimulate growth. This led to a brief market rally followed by a sell-off given the uncertainty of the outcome of a close U.S. presidential race and the realization that regardless of who was in the Oval Office, the U.S. is rapidly heading toward a “fiscal cliff” of massive spending cuts and tax hikes that could curtail an already fragile economic recovery in the U.S. As we begin a new fiscal year, the focus remains on the fiscal cliff in the U.S. as well as the ongoing issues in Europe.

Despite our balance between quality offensive and defensive growth stocks, the Fund underperformed during a volatile year. Positive sector allocation results were more than offset by negative security selection in Industrials, Consumer Staples and Energy. Shares of C.H. Robinson Worldwide and Expeditors International of Washington both underperformed during the period given concerns over muted volume growth and compressing margins in a tepid economic recovery. Although stock selection in Information Technology was positive overall, Baidu, Inc. was our sector biggest detractor during the year as a result of a slowing Chinese economy and increasing competitive threats to its core search business. Two other notable underperformers during the fiscal year were Occidental Petroleum Corporation and Mead Johnson Nutrition Company. Despite production being at an all-time high for Occidental, efforts to grow production in California have underwhelmed the market. Mead Johnson underperformed as a result of weakness out of its China business and some missteps associated with the pricing of a new product launch.

Our sector allocation positively impacted results as the overweight in Energy, Financials and Health Care overcame the drag from our cash position and modest negative impact from our underweight in Consumer Staples and Consumer Discretionary. We also had a positive contribution from stock selection in Information Technology, Materials and Financials. American Tower Corp., a REIT that owns and leases wireless towers, was the single biggest contributor to relative performance as the company continues to benefit from the secular themes driving mobility and wireless data usage. Visa Inc. also performed well during the period despite a deceleration in global spending. Other notable positions that positively contributed to relative performance include Silver Wheaton Corporation, Oceaneering International, and Apple Inc.

15

TCW Select Equities Fund

Management Discussions (Continued)

TCW Select Equities Fund - I Class

TCW Select Equities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

16

TCW Small Cap Growth Fund

Management Discussions

For the year ended October 31, 2012, the TCW Small Cap Growth Fund (the “Fund”) declined 3.95% and 4.23% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2000 Growth Index, gained 9.70% over the same period.

The Fund underperformed the benchmark for the year ended October 31, 2012. On an attribution basis, the Fund’s underperformance was primarily the result of negative stock selection in the consumer discretionary, health care, and information technology sectors. Stock selection in materials and financials also detracted. Partially offsetting this was positive stock selection in industrials, energy and consumer staples.

The Fund’s largest weighting is information technology and the Fund is overweight versus the Russell 2000 Growth index in the sector. Notable detractors in technology were Aruba Networks in communications equipment, Mitek Systems, Qlik Technologies and Microstrategy in software, OLED company Universal Display in electronic equipment and instruments and solid state storage company Fusion-io in computers and peripherals. Conversely, contributors in technology were names such as Ultimate Software in software, Cavium in semiconductors, Cornerstone OnDemand in internet software and services and InvenSense in electronic equipment and instruments. The Fund’s second largest weighting is health care. Biotechnology holdings Dendreon, Chelsea Therapeutics, Targacept and AVEO Pharmaceuticals were detractors of note in the sector as was health care technology name Merge Healthcare. On the other hand, biotechnology company Human Genome Sciences, which was acquired by GlaxoSmithKline in July, was a top contributor.

In consumer discretionary, detractors included Indian online travel company MakeMyTrip, Chinese hotel operator 7 Days Group, footwear and apparel company Crocs and restaurant operator BJ’s Restaurants. In our consumer staples holdings, K-cup maker Green Mountain Coffee hurt results, while food distributor United Natural Foods and warehouse shopping company PriceSmart aided results. In financials, Green Dot was a detractor in consumer finance, while commercial bank holding SVB Financial and capital markets company Greenhill & Co. were contributors. In energy, Midstates Petroleum and Lufkin Industries were detractors, while Approach Resources was a contributor. Equipment distributor Wesco International, machinery company Chart Industries and railroad company Genesee & Wyoming contributed in industrials.

17

TCW Small Cap Growth Fund

Management Discussions (Continued)

TCW Small Cap Growth Fund - I Class

TCW Small Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

18

TCW SMID Cap Growth Fund

Management Discussions

For the year ended October 31, 2012, the TCW SMID Cap Growth Fund (the “Fund”) declined 1.54% and 1.44% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 2500 Growth Index, gained 10.08% during the same period.

The Fund underperformed the benchmark for the year ended October 31, 2012. On an attribution basis, the Fund’s underperformance was primarily the result of negative stock selection in the consumer discretionary and materials sectors. Stock selection was positive in consumer staples and financials.

In consumer discretionary, notable detractors were Chinese online travel company Ctrip.com, footwear and apparel company Deckers Outdoor, Chinese hotel operator 7 Days Group and Indian online travel company MakeMyTrip. Apparel company Gildan Activewear was a contributor in the sector. In our consumer staples holdings, K-cup maker Green Mountain Coffee hurt results, while food distributor United Natural Foods helped results. Metals and mining companies Allegheny Technologies and Cliffs Natural Resources detracted in materials.

The Fund’s largest weighting is information technology, followed by health care. The Fund is overweight versus the Russell 2500 Growth index in both sectors. In technology, detractors were names such as Aruba Networks in communications equipment, Microstrategy, Informatica and Qlik Technologies in software, SINA in internet software and services, OLED company Universal Display in electronic equipment and instruments and solid state storage company Fusion-io in computers and peripherals. Conversely, semiconductor company Cavium and software names SuccessFactors, Ultimate Software and Ansys were contributors of note in our technology holdings. SuccessFactors was acquired by SAP in December of 2011. In health care, biotechnology companies Dendreon, Chelsea Therapeutics and Targacept hurt performance, while Human Genome Sciences and Pharmasset helped. Human Genome Sciences was acquired by GlaxoSmithKline in July of 2012 and Pharmasset was acquired by Gilead Sciences in November of 2011. Additionally, Mylan Laboratories contributed in pharmaceuticals while NxStage Medical detracted in medical devices. In financials, commercial bank holding SVB Financial and capital markets company T. Rowe Price were positive contributors. In energy, equipment and services name Oceaneering helped, while Midstates Petroleum and Houston American Energy hurt in oil and gas exploration and production.

19

TCW SMID Cap Growth Fund

Management Discussions (Continued)

TCW SMID Cap Growth Fund - I Class

TCW SMID Cap Growth Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

20

TCW Value Opportunities Fund

Management Discussions

For the year ended October 31, 2012, the TCW Value Opportunities Fund (the “Fund”) posted a gain of 16.04% and 15.75% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 14.99% over the same period.

As important for the U.S economy as a better housing environment and accelerating auto sales is increased manufacturing activity. Manufacturing represents approximately 10-12% of the U.S. economy. With Europe sliding into a recession and China’s economy slowing to a 7-8% GDP rate, the U.S. economy may be the strongest engine during the mid-cycle transition due to expanding domestic natural gas resources, manufacturing strength, available workers, easier credit, and improving consumer confidence. Depending on gas prices, energy industry insiders report there is as much as 25-100 years of U.S. natural gas supply in unconventional plays. According to economists at UBS, domestic energy production and price developments from sustained shale gas extraction could begin to boost U.S. annual real GDP growth by around 0.5% per annum over the next five years. By way of comparison, economists have estimated that the information technology boom boosted U.S. annualized real growth by 1.6% per annum in the second half of the 1990s.

The best performing sectors in the Russell Midcap universe for the fiscal year ending October 31, 2012 were Telecommunication Services (+25.5%), Health Care (+19.1%), and Financials (+17.8%) while the worst performers were Information Technology (-2.0%), Energy (+0.3%), and Consumer Staples (+8.5%). The Fund benefited with the overweight in Financials and underweight in Consumer Staples while losing value with the overweights in Energy and Information Technology.

The strategy’s top ten average-weighted holdings helped outperform over the benchmark for the one year period ending October 31, 2012 returning +35.7%, on average, led by Lennar (+127.9%), Toll Brothers (+89.3%), and Seagate Technology (+75.8). The best absolute performers during the fiscal year were Lennar (+127.9%), Seagate Technology (+75.8), and Toll Brothers (+89.3%). The Fund’s most significant contribution to performance occurred in Consumer Discretionary where the portfolio’s holdings returned +57.4%, more than three times the group move of +16.2% led by Lennar, Toll Brothers and American Eagle Outfitters (+74.3%). Seagate Technology was the stalwart in the Information Technology space and along with contribution from Global Cash Access (+121.1%) and Western Digital (+29.3%) led to the outperformance versus their peers returning +14.2% versus -2.0%.

The worst performers during the fiscal year were Cliffs Natural Resources (-45.1%), Nabors Industries (-26.4%), and Arch Coal (-43.4%). The portfolio’s Telecommunication Services stocks declined -17.4% versus their peers’ rise of 25.5% due to Windstream (-14.2%) and Sprint-Nextel (-9.7%). Cliffs Natural Resources along with Celanese (-12.2%) were largely responsible for the lagging performance in Materials where the portfolio’s holdings rose +8.7% versus the group move of +16.1%. AES (-5.7%), Kennametal (-7.6%) and Knight Capital (-18.8%) were the worst performers in Utilities, Materials, and Financials, respectively. After fundamental reviews Arch Coal, Sprint-Nextel, and Knight Capital were completely sold while Cliffs Natural Resources was increased.

21

TCW Value Opportunities Fund

Management Discussions (Continued)

TCW Value Opportunities Fund - I Class

TCW Value Opportunities Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

22

TCW Global Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2012, the TCW Global Conservative Allocation Fund (the “Fund”) posted a gain of 8.35% for the I Class and 8.09% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Barclays Capital Aggregate Bond Index returned 9.30% over the same period.

The Fund posted solid returns over the past year with a majority of the returns coming from the overweight allocation to the TCW Total Return Bond Fund (Intermediate MBS fund). That investment was up over 12% for the year easily outpacing the Barclays Aggregate Index. On the equity side, allocations to both TCW Select Equities (Large Cap Growth) and Relative Value Large Cap Funds both posted strong returns of 10% and 15% respectively. Positions in TCW Growth Equities (Mid Cap Growth) Fund as well as a position in a short gold ETF slightly dragged on performance. As of October, the Fund held 32% in global equities, 63% in global fixed income and 5% in ETF’s, giving it a slight underweight in equities and a slight overweight in fixed income relative to its blended index. Over the past 12 months, the Fund has gradually reduced the allocation to U.S. equities, especially the allocation to large cap growth and value. The fixed income allocation had been slightly increased as the allocation to mortgage-backed bonds was increased.

Equity markets rebounded over the past twelve months as stronger than expected economic numbers, better employment numbers and additional signals from central banks that they were open and willing to act when necessary to support prices. Fixed income market continued to post strong returns as interest fell and spread product continued to outperform as investor looked for yield. Recent remarks from both Bernanke and Draghi as both hinted that central banks were ready to provide additional stimulus through bond purchases gave investors the confidence that we are once again on the right path to finding a more long-term solution to the current debt crisis problem. These recent actions can definitely be viewed as positive and a step in the right direction, but many hurdles still remain as we anticipate the path to recovery will remain bumpy.

Strong signals from the central banks in both Europe and the United States seem to have reduced tail risk while putting a floor to the current European and U.S. debt crisis. We view these potential actions for further monetary easing as moves in the right direction but continue to feel that political and economic hurdles remain in finding a long-term solution to the problem. With the U.S. presidential election and German constitution court ruling looming over the next few months we continue to remain cautiously optimistic with equity markets and our allocations. The Fund continued to be a bit more defensive by overweighting large cap strategies and underweight mid cap strategies along with a basis towards growth over value.

23

TCW Global Conservative Allocation Fund

Management Discussions (Continued)

TCW Global Conservative Allocation Fund - I Class

TCW Global Conservative Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

24

TCW Global Flexible Allocation Fund

Management Discussions

For the year ended October 31, 2012, the TCW Global Flexible Allocation Fund (the “Fund”) posted a gain of 3.40% for the I Class and 3.30% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 75% MSCI World Index and 25% Citigroup World Government Bond Index returned 8.21% over the same period.

The Fund posted positive returns over the past year with a majority of the returns coming from the overweight allocation to the TCW Total Return Bond Fund (Intermediate MBS fund). That investment was up over 12% for the year easily outpacing the Barclays Universal Index. On the equity side, allocations to both TCW Select Equities (Large Cap Growth) and Relative Value Large Cap Funds both posted strong returns of 10% and 15% respectively. Positions in a Euro short ETF was another main contributor to performance. Positions in a short emerging market ETF and U.S. oil ETF slightly dragged on performance. As of October, the Fund held 55% in global equities, 21% in global fixed income and 24% in ETF’s, giving it a slight underweight in both equities and fixed income relative to its blended index. Over the past 12 months, the Fund has gradually reduced the allocation to U.S. equities, especially the allocation to large cap growth and value. The fixed income allocation had been slightly increased as the allocation to mortgage-backed bonds was increased.

Equity markets rebounded over the past twelve months as stronger than expected economic numbers, better employment numbers and additional signals from central banks that they were open and willing to act when necessary to support prices. Fixed income market continued to post strong returns as interest fell and spread product continued to outperform as investor looked for yield. Recent remarks from both Bernanke and Draghi as both hinted that central banks were ready to provide additional stimulus through bond purchases gave investors the confidence that we are once again on the right path to finding a more long-term solution to the current debt crisis problem. These recent actions can definitely be viewed as positive and a step in the right direction, but many hurdles still remain as we anticipate the path to recovery will remain bumpy.

Strong signals from the central banks in both Europe and the United States seem to have reduced tail risk while putting a floor to the current European and U.S. debt crisis. We view these potential actions for further monetary easing as moves in the right direction but continue to feel that political and economic hurdles remain in finding a long-term solution to the problem. With the U.S. presidential election and German constitution court ruling looming over the next few months we continue to remain cautiously optimistic with equity markets and our allocations. The Fund continued to be a bit more defensive by overweighting large cap strategies and underweight mid cap strategies along with a basis towards growth over value.

25

TCW Global Flexible Allocation Fund

Management Discussions (Continued)

TCW Global Flexible Allocation Fund - I Class

TCW Global Flexible Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

26

TCW Global Moderate Allocation Fund

Management Discussions

For the year ended October 31, 2012, the TCW Global Moderate Allocation Fund (the “Fund”) posted a gain of 7.19% for the I Class and 6.92% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 60% Russell 1000 Index and 40% Barclays Capital U.S. Universal Index returned 11.53% over the same period.

The Fund posted solid returns over the past year with a majority of the returns coming from the overweight allocation to the TCW Total Return Bond Fund (Intermediate MBS fund). That investment was up over 12% for the year easily outpacing the Barclays Universal Index. On the equity side, allocations to both TCW Select Equities (Large Cap Growth) and Relative Value Large Cap Funds both posted strong returns of 10% and 15% respectively. Positions in a Euro short ETF was another main contributor to performance. A position in the TCW Growth Equities Fund (Mid Cap Growth) as well as a position in a short emerging market ETF slightly dragged on performance. As of October, the Fund held 50% in global equities, 36% in global fixed income and 14% in ETF’s, giving it a slight underweight in both equities and fixed income relative to its blended index. Over the past 12 months, the Fund has gradually reduced the allocation to U.S. equities, especially the allocation to large cap growth and value. The fixed income allocation had been slightly increased as the allocation to mortgage-backed bonds was increased.

Equity markets rebounded over the past twelve months as stronger than expected economic numbers, better employment numbers and additional signals from central banks that they were open and willing to act when necessary to support prices. Fixed income market continued to post strong returns as interest fell and spread product continued to outperform as investor looked for yield. Recent remarks from both Bernanke and Draghi as both hinted that central banks were ready to provide additional stimulus through bond purchases gave investors the confidence that we are once again on the right path to finding a more long term solution to the current debt crisis problem. These recent actions can definitely be viewed as positive and a step in the right direction, but many hurdles still remain as we anticipate the path to recovery will remain bumpy.

Strong signals from the central banks in both Europe and the United States seem to have reduced tail risk while putting a floor to the current European and U.S. debt crisis. We view these potential actions for further monetary easing as moves in the right direction but continue to feel that political and economic hurdles remain in finding a long-term solution to the problem. With the U.S. presidential election and German constitution court ruling looming over the next few months we continue to remain cautiously optimistic with equity markets and our allocations. The Fund continued to be a bit more defensive by overweighting large cap strategies and underweight mid cap strategies along with a basis towards growth over value.

27

TCW Global Moderate Allocation Fund

Management Discussions (Continued)

TCW Global Moderate Allocation Fund - I Class

TCW Global Moderate Allocation Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

28

TCW Concentrated Value Fund

Schedule of Investments	October 31, 2012

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.5% of Net Assets)
3,235	Honeywell International, Inc.	$198,112

	Air Freight & Logistics (3.0%)
3,895	C.H. Robinson Worldwide, Inc.	234,985

	Airlines (2.1%)
17,105	Delta Air Lines, Inc. (1)	164,721

	Capital Markets (6.7%)
2,625	Goldman Sachs Group, Inc. (The)	321,274
3,110	T. Rowe Price Group, Inc.	201,963

	Total Capital Markets	523,237

	Chemicals (11.1%)
2,905	Air Products & Chemicals, Inc.	225,225
5,039	Ecolab, Inc.	350,714
2,455	Praxair, Inc.	260,746
571	Sigma-Aldrich Corp.	40,050

	Total Chemicals	876,735

	Commercial Banks (4.7%)
10,987	Wells Fargo & Co.	370,152

	Communications Equipment (0.3%)
2,695	Research In Motion, Ltd. (1)	21,371

	Computers & Peripherals (3.2%)
155	Apple, Inc. (1)	92,241
4,650	Western Digital Corp. (1)	159,169

	Total Computers & Peripherals	251,410

	Diversified Financial Services (5.6%)
10,648	JPMorgan Chase & Co.	443,809

	Energy Equipment & Services (11.2%)
6,938	Halliburton Co.	224,028
2,105	National Oilwell Varco, Inc.	155,139
4,125	Schlumberger, Ltd.	286,811
4,635	Transocean, Ltd.	211,773

	Total Energy Equipment & Services	877,751

	Food & Staples Retailing (4.6%)
7,810	CVS Caremark Corp.	362,384

	Food Products (2.2%)
6,410	Mondelez International, Inc.	170,121

	Health Care Providers & Services (3.2%)
2,730	McKesson Corp.	254,736

See accompanying notes to financial statements.

29

TCW Concentrated Value Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Industrial Conglomerates (3.8%)
5,733	Danaher Corp.	$296,568

	Insurance (8.4%)
5,140	ACE, Ltd. (1)	404,261
2	Berkshire Hathaway, Inc. (1)	259,010

	Total Insurance	663,271

	Life Sciences Tools & Services (8.8%)
6,135	Life Technologies Corp. (1)	300,063
6,400	Thermo Fisher Scientific, Inc. (1)	390,784

	Total Life Sciences Tools & Services	690,847

	Machinery (2.7%)
3,110	Stanley Black & Decker, Inc.	215,523

	Oil, Gas & Consumable Fuels (11.2%)
8,760	Denbury Resources, Inc. (1)	134,291
2,404	Exxon Mobil Corp.	219,173
3,080	Occidental Petroleum Corp.	243,197
10,115	Peabody Energy Corp.	282,208

	Total Oil, Gas & Consumable Fuels	878,869

	Pharmaceuticals (6.5%)
1,795	Allergan, Inc.	161,406
4,985	Johnson & Johnson	353,038

	Total Pharmaceuticals	514,444

	Road & Rail (2.1%)
1,355	Union Pacific Corp.	166,706

	Total Common Stock (Cost: $8,074,586) (103.9%)	8,175,752

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $123,604) (1.6%)
$123,604	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $95,000, U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $127,541) (Total Amount to be Received Upon Repurchase $123,604)	123,604

	Total Investments (Cost: $8,198,190) (105.5%)	8,299,356
	Liabilities in Excess of Other Assets (-5.5%)	(431,781)

	Net Assets (100.0%)	$7,867,575

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

30

TCW Concentrated Value Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	2.5%
Air Freight & Logistics	3.0
Airlines	2.1
Capital Markets	6.7
Chemicals	11.1
Commercial Banks	4.7
Communications Equipment	0.3
Computers & Peripherals	3.2
Diversified Financial Services	5.6
Energy Equipment & Services	11.2
Food & Staples Retailing	4.6
Food Products	2.2
Health Care Providers & Services	3.2
Industrial Conglomerates	3.8
Insurance	8.4
Life Sciences Tools & Services	8.8
Machinery	2.7
Oil, Gas & Consumable Fuels	11.2
Pharmaceuticals	6.5
Road & Rail	2.1
Short-Term Investments	1.6

Total	105.5%

See accompanying notes to financial statements.

31

TCW Dividend Focused Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (4.9% of Net Assets)
298,600	Honeywell International, Inc.	$18,286,264
644,100	Textron, Inc.	16,237,761

	Total Aerospace & Defense	34,524,025

	Beverages (2.0%)
204,500	PepsiCo, Inc.	14,159,580

	Capital Markets (5.3%)
309,995	Ameriprise Financial, Inc.	18,094,408
423,600	State Street Corp.	18,879,852

	Total Capital Markets	36,974,260

	Chemicals (1.9%)
304,800	Du Pont (E.I.) de Nemours & Co.	13,569,696

	Commercial Services & Supplies (1.7%)
127,100	ADT Corp. (The) (1)	5,275,921
202,400	Avery Dennison Corp.	6,553,712

	Total Commercial Services & Supplies	11,829,633

	Communications Equipment (1.9%)
767,300	Cisco Systems, Inc.	13,151,522

	Computers & Peripherals (2.0%)
504,000	Seagate Technology PLC	13,769,280

	Consumer Finance (2.9%)
224,805	American Express Co.	12,582,336
432,100	SLM Corp.	7,596,318

	Total Consumer Finance	20,178,654

	Containers & Packaging (1.6%)
314,900	Packaging Corp. of America	11,106,523

	Diversified Financial Services (5.8%)
473,600	Citigroup, Inc.	17,707,904
548,800	JPMorgan Chase & Co.	22,873,984

	Total Diversified Financial Services	40,581,888

	Diversified Telecommunication Services (4.4%)
498,000	AT&T, Inc.	17,225,820
1,420,854	Windstream Corp.	13,554,947

	Total Diversified Telecommunication Services	30,780,767

	Electric Utilities (2.2%)
352,000	American Electric Power Co., Inc.	15,642,880

See accompanying notes to financial statements.

32

TCW Dividend Focused Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Electronic Equipment, Instruments & Components (1.6%)
356,100	TE Connectivity, Ltd.	$11,459,298

	Energy Equipment & Services (4.9%)
288,800	Baker Hughes, Inc.	12,120,936
298,700	Ensco PLC (United Kingdom)	17,270,834
390,500	Nabors Industries, Ltd. (1)	5,267,845

	Total Energy Equipment & Services	34,659,615

	Food Products (4.4%)
330,900	Campbell Soup Co.	11,670,843
159,500	Kraft Foods Group, Inc. (1)	7,254,060
461,500	Mondelez International, Inc.	12,248,210

	Total Food Products	31,173,113

	Health Care Equipment & Supplies (2.9%)
232,250	Medtronic, Inc.	9,656,955
156,100	Teleflex, Inc.	10,606,995

	Total Health Care Equipment & Supplies	20,263,950

	Household Durables (1.8%)
337,371	Lennar Corp.	12,641,291

	Industrial Conglomerates (6.3%)
1,060,850	General Electric Co.	22,341,501
587,300	Koninklijke Philips Electronics N.V. (Netherlands)	14,729,484
273,200	Tyco International, Ltd.	7,340,884

	Total Industrial Conglomerates	44,411,869

	Insurance (4.4%)
269,600	Allstate Corp. (The)	10,778,608
286,100	Travelers Cos., Inc. (The)	20,295,934

	Total Insurance	31,074,542

	Life Sciences Tools & Services (1.3%)
153,000	Thermo Fisher Scientific, Inc.	9,342,180

	Machinery (0.4%)
65,552	Pentair, Ltd.	2,768,916

	Media (6.3%)
91,500	CBS Corp. — Class B	2,964,600
469,550	Comcast Corp.	17,612,821
814,600	Regal Entertainment Group	12,512,256
247,000	Time Warner, Inc.	10,732,150

	Total Media	43,821,827

See accompanying notes to financial statements.

33

TCW Dividend Focused Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Metals & Mining (0.8%)
160,100	Cliffs Natural Resources, Inc.	$5,806,827

	Oil, Gas & Consumable Fuels (5.7%)
212,700	Chevron Corp.	23,441,667
143,400	Devon Energy Corp.	8,347,314
281,300	Valero Energy Corp.	8,185,830

	Total Oil, Gas & Consumable Fuels	39,974,811

	Paper & Forest Products (1.0%)
232,300	MeadWestvaco Corp.	6,896,987

	Pharmaceuticals (5.6%)
165,900	Johnson & Johnson	11,749,038
1,116,200	Pfizer, Inc.	27,759,894

	Total Pharmaceuticals	39,508,932

	REIT (1.8%)
628,000	Kimco Realty Corp.	12,258,560

	Semiconductors & Semiconductor Equipment (3.8%)
654,500	Intel Corp.	14,153,563
184,800	Maxim Integrated Products, Inc.	5,086,620
226,800	Microchip Technology, Inc.	7,110,180

	Total Semiconductors & Semiconductor Equipment	26,350,363

	Software (2.0%)
447,300	Activision Blizzard, Inc.	4,871,097
394,600	CA, Inc.	8,886,392

	Total Software	13,757,489

	Specialty Retail (6.5%)
179,200	Foot Locker, Inc.	6,003,200
400,000	Gap, Inc. (The)	14,288,000
408,800	Home Depot, Inc. (The)	25,092,144

	Total Specialty Retail	45,383,344

	Thrifts & Mortgage Finance (1.5%)
764,400	New York Community Bancorp, Inc.	10,594,584

	Total Common Stock (Cost: $624,031,982) (99.6%)	698,417,206

See accompanying notes to financial statements.

34

TCW Dividend Focused Fund

October 31, 2012

Principal Amount	Short-Term Investments	Value

	Repurchase Agreement (Cost: $1,371,686) (0.2%)
$1,371,686	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $1,045,000, U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $1,402,955) (Total Amount to be Received Upon Repurchase $1,371,687)	$1,371,686

	Total Investments (Cost: $625,403,668) (99.8%)	699,788,892
	Excess of Other Assets over Liabilities (0.2%)	1,395,196

	Net Assets (100.0%)	$701,184,088

Notes to the Schedule of Investments:

REIT - Real Estate Investment Trust.

(1)	Non-income producing security.

See accompanying notes to financial statements.

35

TCW Dividend Focused Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace & Defense	4.9%
Beverages	2.0
Capital Markets	5.3
Chemicals	1.9
Commercial Services & Supplies	1.7
Communications Equipment	1.9
Computers & Peripherals	2.0
Consumer Finance	2.9
Containers & Packaging	1.6
Diversified Financial Services	5.8
Diversified Telecommunication Services	4.4
Electric Utilities	2.2
Electronic Equipment, Instruments & Components	1.6
Energy Equipment & Services	4.9
Food Products	4.4
Health Care Equipment & Supplies	2.9
Household Durables	1.8
Industrial Conglomerates	6.3
Insurance	4.4
Life Sciences Tools & Services	1.3
Machinery	0.4
Media	6.3
Metals & Mining	0.8
Oil, Gas & Consumable Fuels	5.7
Paper & Forest Products	1.0
Pharmaceuticals	5.6
REIT	1.8
Semiconductors & Semiconductor Equipment	3.8
Software	2.0
Specialty Retail	6.5
Thrifts & Mortgage Finance	1.5
Short-Term Investments	0.2

Total	99.8%

See accompanying notes to financial statements.

36

TCW Growth Fund

Schedule of Investments	October 31, 2012

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.9% of Net Assets)
250	BE Aerospace, Inc. (1)	$11,273
268	Hexcel Corp. (1)	6,850
455	Honeywell International, Inc.	27,864
165	Precision Castparts Corp.	28,557
45	TransDigm Group, Inc. (1)	5,994

	Total Aerospace & Defense	80,538

	Air Freight & Logistics (0.3%)
92	C.H. Robinson Worldwide, Inc.	5,550

	Auto Components (1.0%)
320	BorgWarner, Inc. (1)	21,062

	Beverages (1.1%)
635	Coca-Cola Co. (The)	23,609

	Biotechnology (1.3%)
145	Cepheid, Inc. (1)	4,395
777	Chelsea Therapeutics International, Ltd. (1)	1,360
210	Incyte Corp. (1)	3,351
419	Ironwood Pharmaceuticals, Inc. (1)	4,873
56	Pharmacyclics, Inc. (1)	3,420
127	Theravance, Inc. (1)	2,859
125	Vertex Pharmaceuticals, Inc. (1)	6,030

	Total Biotechnology	26,288

	Capital Markets (3.0%)
1,140	Charles Schwab Corp. (The)	15,481
270	Stifel Financial Corp. (1)	8,559
595	T. Rowe Price Group, Inc.	38,640

	Total Capital Markets	62,680

	Chemicals (2.5%)
490	Praxair, Inc.	52,043

	Commercial Banks (0.6%)
235	SVB Financial Group (1)	13,299

	Communications Equipment (5.0%)
980	Aruba Networks, Inc. (1)	17,807
86	Palo Alto Networks, Inc. (1)	4,728
1,365	QUALCOMM, Inc.	79,955

	Total Communications Equipment	102,490

	Computers & Peripherals (6.5%)
217	Apple, Inc. (1)	129,137
248	Fusion-io, Inc. (1)	5,853

	Total Computers & Peripherals	134,990

See accompanying notes to financial statements.

37

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Electrical Equipment (1.2%)
225	Roper Industries, Inc.	$24,563

	Electronic Equipment, Instruments & Components (0.9%)
188	Cognex Corp.	6,854
75	IPG Photonics Corp. (1)	3,981
211	Universal Display Corp. (1)	6,917

	Total Electronic Equipment, Instruments & Components	17,752

	Energy Equipment & Services (7.0%)
70	Core Laboratories N.V. (Netherlands)	7,256
522	FMC Technologies, Inc. (1)	21,350
113	Forum Energy Technologies, Inc. (1)	2,521
705	Halliburton Co.	22,764
290	Lufkin Industries, Inc.	14,503
230	National Oilwell Varco, Inc.	16,951
605	Oceaneering International, Inc.	31,660
400	Schlumberger, Ltd.	27,812

	Total Energy Equipment & Services	144,817

	Food & Staples Retailing (5.3%)
560	Costco Wholesale Corp.	55,121
770	CVS Caremark Corp.	35,728
75	Pricesmart, Inc.	6,224
221	United Natural Foods, Inc. (1)	11,766

	Total Food & Staples Retailing	108,839

	Food Products (1.0%)
320	Mead Johnson Nutrition Co.	19,731

	Health Care Equipment & Supplies (2.1%)
612	DexCom, Inc. (1)	8,017
674	Endologix, Inc. (1)	9,072
27	HeartWare International, Inc. (1)	2,267
30	Intuitive Surgical, Inc. (1)	16,267
282	Volcano Corp. (1)	8,071

	Total Health Care Equipment & Supplies	43,694

	Health Care Technology (2.6%)
710	Cerner Corp. (1)	54,095

	Hotels, Restaurants & Leisure (2.6%)
104	7 Days Group Holdings, Ltd. (ADR) (China) (1)	1,253
969	Arcos Dorados Holdings, Inc.	12,510
150	BJ’s Restaurants, Inc. (1)	4,958
555	Starbucks Corp.	25,474
186	Starwood Hotels & Resorts Worldwide, Inc.	9,644

	Total Hotels, Restaurants & Leisure	53,839

See accompanying notes to financial statements.

38

TCW Growth Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Household Durables (0.8%)
384	Harman International Industries, Inc. (1)	$16,101

	Household Products (1.2%)
235	Colgate-Palmolive Co.	24,666

	Insurance (2.9%)
750	ACE, Ltd.	58,988

	Internet & Catalog Retail (2.4%)
115	Amazon.com, Inc. (1)	26,774
40	Priceline.com, Inc. (1)	22,951

	Total Internet & Catalog Retail	49,725

	Internet Software & Services (3.7%)
80	Baidu.com, Inc. (SP ADR ) (China) (1)	8,530
125	Equinix, Inc. (1)	22,551
50	Google, Inc. (1)	33,988
40	LinkedIn Corp. (1)	4,277
110	Rackspace Hosting, Inc. (1)	7,006

	Total Internet Software & Services	76,352

	IT Services (2.5%)
345	Cognizant Technology Solutions Corp. (1)	22,994
205	Visa, Inc.	28,446

	Total IT Services	51,440

	Life Sciences Tools & Services (3.1%)
323	Fluidigm Corp. (1)	4,874
205	Illumina, Inc. (1)	9,739
1,025	Life Technologies Corp. (1)	50,133

	Total Life Sciences Tools & Services	64,746

	Machinery (1.8%)
160	AGCO Corp. (1)	7,282
105	Chart Industries, Inc. (1)	7,433
220	Cummins, Inc.	20,587
30	Wabtec Corp.	2,457

	Total Machinery	37,759

	Metals & Mining (1.9%)
490	Allegheny Technologies, Inc.	12,912
675	Silver Wheaton Corp.	27,337

	Total Metals & Mining	40,249

	Multiline Retail (1.2%)
405	Target Corp.	25,819

See accompanying notes to financial statements.

39

TCW Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (3.2%)
275	Carrizo Oil & Gas, Inc. (1)	$7,376
1,570	Denbury Resources, Inc. (1)	24,068
86	Gulfport Energy Corp. (1)	2,853
280	Occidental Petroleum Corp.	22,109
131	Sanchez Energy Corp. (1)	2,366
155	Whiting Petroleum Corp. (1)	6,513

	Total Oil, Gas & Consumable Fuels	65,285

	Personal Products (1.4%)
455	Estee Lauder Cos., Inc. (The)	28,037

	Pharmaceuticals (4.4%)
691	Allergan, Inc.	62,135
275	Impax Laboratories, Inc. (1)	5,844
220	MAP Pharmaceuticals, Inc. (1)	3,392
516	Mylan, Inc. (1)	13,075
170	Salix Pharmaceuticals, Ltd. (1)	6,637

	Total Pharmaceuticals	91,083

	Professional Services (1.0%)
390	Verisk Analytics, Inc. (1)	19,890

	REIT (2.1%)
585	American Tower Corp.	44,045

	Road & Rail (3.8%)
135	Genesee & Wyoming, Inc. (1)	9,784
535	J.B. Hunt Transport Services, Inc.	31,405
90	Kansas City Southern (1)	7,241
240	Union Pacific Corp.	29,527

	Total Road & Rail	77,957

	Semiconductors & Semiconductor Equipment (3.6%)
1,215	ARM Holdings PLC (SP ADR) (United Kingdom)	39,305
785	Avago Technologies, Ltd. (1)	25,928
298	Cavium, Inc. (1)	9,888

	Total Semiconductors & Semiconductor Equipment	75,121

	Software (5.9%)
191	ANSYS, Inc. (1)	13,538
265	Infoblox, Inc. (1)	4,402
113	MicroStrategy, Inc. (1)	10,675
422	Salesforce.com, Inc. (1)	61,603
230	Splunk, Inc. (1)	6,451
49	Ultimate Software Group, Inc. (The) (1)	4,967
245	VMware, Inc. (1)	20,769

	Total Software	122,405

See accompanying notes to financial statements.

40

TCW Growth Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Specialty Retail (0.7%)
315	CarMax, Inc. (1)	$10,631
125	GNC Holdings, Inc.	4,834

	Total Specialty Retail	15,465

	Textiles, Apparel & Luxury Goods (1.6%)
239	Gildan Activewear, Inc. (1)	8,155
405	Michael Kors Holdings, Ltd. (1)	22,149
70	Under Armour, Inc. (1)	3,658

	Total Textiles, Apparel & Luxury Goods	33,962

	Trading Companies & Distributors (1.8%)
640	Fastenal Co.	28,608
105	MSC Industrial Direct Co., Inc.	7,833

	Total Trading Companies & Distributors	36,441

	Total Common Stock (Cost: $1,987,188) (98.9%)	2,045,415

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $35,535) (1.7%)
$35,535	State Street Bank & Trust Company, 0.01%, due 11/01/12, (collateralized by $30,000, U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $40,276) (Total Amount to be Received Upon Repurchase $35,535)	35,535

	Total Investments (Cost: $2,022,723) (100.6%)	2,080,950
	Liabilities in Excess of Other Assets (-0.6%)	(11,918)

	Net Assets (100.0%)	$2,069,032

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
REIT - Real	Estate Investment Trust.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

41

TCW Growth Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace & Defense	3.9%
Air Freight & Logistics	0.3
Auto Components	1.0
Beverages	1.1
Biotechnology	1.3
Capital Markets	3.0
Chemicals	2.5
Commercial Banks	0.6
Communications Equipment	5.0
Computers & Peripherals	6.5
Electrical Equipment	1.2
Electronic Equipment, Instruments & Components	0.9
Energy Equipment & Services	7.0
Food & Staples Retailing	5.3
Food Products	1.0
Health Care Equipment & Supplies	2.1
Health Care Technology	2.6
Hotels, Restaurants & Leisure	2.6
Household Durables	0.8
Household Products	1.2
Insurance	2.9
Internet & Catalog Retail	2.4
Internet Software & Services	3.7
IT Services	2.5
Life Sciences Tools & Services	3.1
Machinery	1.8
Metals & Mining	1.9
Multiline Retail	1.2
Oil, Gas & Consumable Fuels	3.2
Personal Products	1.4
Pharmaceuticals	4.4
Professional Services	1.0
REIT	2.1
Road & Rail	3.8
Semiconductors & Semiconductor Equipment	3.6
Software	5.9
Specialty Retail	0.7
Textiles, Apparel & Luxury Goods	1.6
Trading Companies & Distributors	1.8
Short-Term Investments	1.7

Total	100.6%

See accompanying notes to financial statements.

42

TCW Growth Equities Fund

Schedule of Investments

October 31, 2012

Number of Shares	Common Stock	Value

	Aerospace & Defense (1.6% of Net Assets)
4,400	Precision Castparts Corp.	$761,508
3,705	TransDigm Group, Inc.	493,543

	Total Aerospace & Defense	1,255,051

	Air Freight & Logistics (1.6%)
33,700	Expeditors International of Washington, Inc.	1,233,757

	Auto Components (1.9%)
22,200	BorgWarner, Inc. (1)	1,461,204

	Beverages (1.6%)
26,700	Monster Beverage Corp. (1)	1,192,689

	Biotechnology (3.0%)
19,645	Cepheid, Inc. (1)	595,440
34,700	Ironwood Pharmaceuticals, Inc. (1)	403,561
27,200	Vertex Pharmaceuticals, Inc. (1)	1,312,128

	Total Biotechnology	2,311,129

	Capital Markets (2.4%)
28,000	T. Rowe Price Group, Inc.	1,818,320

	Communications Equipment (0.4%)
6,200	Palo Alto Networks, Inc. (1)	340,876

	Computers & Peripherals (0.9%)
28,192	Fusion-io, Inc. (1)	665,331

	Electrical Equipment (4.7%)
21,600	AMETEK, Inc.	767,880
19,400	Rockwell Automation, Inc.	1,378,564
13,400	Roper Industries, Inc.	1,462,878

	Total Electrical Equipment	3,609,322

	Electronic Equipment, Instruments & Components (1.2%)
11,400	IPG Photonics Corp. (1)	605,112
9,900	Universal Display Corp. (1)	324,522

	Total Electronic Equipment, Instruments & Components	929,634

	Energy Equipment & Services (7.9%)
23,100	Core Laboratories N.V. (Netherlands)	2,394,546
28,246	Lufkin Industries, Inc.	1,412,582
43,200	Oceaneering International, Inc.	2,260,656

	Total Energy Equipment & Services	6,067,784

	Food & Staples Retailing (1.2%)
11,462	Pricesmart, Inc.	951,231

See accompanying notes to financial statements.

43

TCW Growth Equities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food Products (0.1%)
3,700	WhiteWave Foods Co. (1)	$60,939

	Health Care Equipment & Supplies (4.5%)
4,800	Intuitive Surgical, Inc. (1)	2,602,656
30,722	Volcano Corp. (1)	879,264

	Total Health Care Equipment & Supplies	3,481,920

	Health Care Technology (3.6%)
26,271	athenahealth, Inc. (1)	1,688,963
13,900	Cerner Corp. (1)	1,059,041

	Total Health Care Technology	2,748,004

	Hotels, Restaurants & Leisure (1.9%)
113,900	Arcos Dorados Holdings, Inc.	1,470,449

	Household Durables (2.1%)
38,246	Harman International Industries, Inc. (1)	1,603,655

	Insurance (2.8%)
27,800	ACE, Ltd. (1)	2,186,470

	Internet Software & Services (6.5%)
6,400	Baidu.com, Inc. (SP ADR) (China) (1)	682,368
7,200	LinkedIn Corp. (1)	769,896
29,100	Rackspace Hosting, Inc. (1)	1,853,379
11,400	SINA Corp. (1)	622,782
53,440	Youku.com, Inc. (SP ADR) (China) (1)	1,058,112

	Total Internet Software & Services	4,986,537

	Life Sciences Tools & Services (2.0%)
32,600	Illumina, Inc. (1)	1,548,826

	Metals & Mining (1.6%)
47,842	Allegheny Technologies, Inc.	1,260,637

	Personal Products (1.8%)
27,338	Herbalife, Ltd.	1,403,806

	Pharmaceuticals (3.3%)
75,400	Mylan, Inc. (1)	1,910,636
15,500	Salix Pharmaceuticals, Ltd. (1)	605,120

	Total Pharmaceuticals	2,515,756

	Professional Services (2.2%)
63,100	Robert Half International, Inc.	1,696,759

See accompanying notes to financial statements.

44

TCW Growth Equities Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Semiconductors & Semiconductor Equipment (6.7%)
66,321	ARM Holdings PLC (SP ADR) (United Kingdom)	$2,145,484
35,600	Avago Technologies, Ltd.	1,175,868
55,289	Cavium, Inc. (1)	1,834,489

	Total Semiconductors & Semiconductor Equipment	5,155,841

	Software (5.6%)
17,038	QLIK Technologies, Inc. (1)	313,670
18,150	Salesforce.com, Inc. (1)	2,649,537
3,400	ServiceNow, Inc. (1)	104,210
35,100	Splunk, Inc. (1)	984,555
4,400	Workday, Inc. (1)	213,400

	Total Software	4,265,372

	Specialty Retail (7.0%)
54,300	CarMax, Inc. (1)	1,832,625
34,200	Dick’s Sporting Goods, Inc.	1,710,000
11,400	DSW, Inc.	713,526
28,600	GNC Holdings, Inc.	1,105,962

	Total Specialty Retail	5,362,113

	Textiles, Apparel & Luxury Goods (5.8%)
5,300	Fossil, Inc. (1)	461,630
39,200	Gildan Activewear, Inc. (1)	1,337,504
35,300	Michael Kors Holdings, Ltd. (1)	1,930,557
13,300	Under Armour, Inc. (1)	695,058

	Total Textiles, Apparel & Luxury Goods	4,424,749

	Trading Companies & Distributors (4.1%)
35,300	Fastenal Co.	1,577,910
20,700	MSC Industrial Direct Co., Inc.	1,544,220

	Total Trading Companies & Distributors	3,122,130

	Total Common Stock (Cost: $58,347,688) (90.0%)	69,130,291

See accompanying notes to financial statements.

45

TCW Growth Equities Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $6,987,140) (9.1%)
$6,987,140	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $5,160,000 U.S. Treasury Bond, 4.75%, due 02/15/37, valued at $7,130,965) (Total Amount to be Received Upon Repurchase $6,987,142)	$6,987,140

	Total Investments (Cost: $65,334,828) (99.1%)	76,117,431
	Excess of Other Assets over Liabilities (0.9%)	698,134

	Net Assets (100.0%)	$76,815,565

Notes to the Schedule of Investments:

SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

46

TCW Growth Equities Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	1.6%
Air Freight & Logistics	1.6
Auto Components	1.9
Beverages	1.6
Biotechnology	3.0
Capital Markets	2.4
Communications Equipment	0.4
Computers & Peripherals	0.9
Electrical Equipment	4.7
Electronic Equipment, Instruments & Components	1.2
Energy Equipment & Services	7.9
Food & Staples Retailing	1.2
Food Products	0.1
Health Care Equipment & Supplies	4.5
Health Care Technology	3.6
Hotels, Restaurants & Leisure	1.9
Household Durables	2.1
Insurance	2.8
Internet Software & Services	6.5
Life Sciences Tools & Services	2.0
Metals & Mining	1.6
Personal Products	1.8
Pharmaceuticals	3.3
Professional Services	2.2
Semiconductors & Semiconductor Equipment	6.7
Software	5.6
Specialty Retail	7.0
Textiles, Apparel & Luxury Goods	5.8
Trading Companies & Distributors	4.1
Short-Term Investments	9.1

Total	99.1%

See accompanying notes to financial statements.

47

TCW International Small Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Australia (5.7% of Net Assets)
150,000	PanAust, Ltd. (1)	$517,111
400,000	Resource Generation, Ltd. (1)(2)	166,110
60,000	Sandfire Resources NL (1)(2)	523,900
110,000	Western Areas NL (1)	499,220

	Total Australia (Cost: $1,565,519)	1,706,341

	Brazil (4.1%)
100,000	Brasil Brokers Participacoes S.A.	280,643
25,000	Ez Tec Empreendimentos e Participacoes S.A.	328,648
60,000	Qualicorp S.A. (2)	615,642

	Total Brazil (Cost: $1,213,734)	1,224,933

	Cambodia (Cost: $287,731) (1.4%)
750,000	NagaCorp, Ltd. (1)	416,281

	Canada (20.3%)
794,000	Africa Hydrocarbons, Inc. (2)	99,374
10,000	Alaris Royalty Corp.	225,282
175,000	Bankers Petroleum, Ltd. (2)	497,622
90,000	Colossus Minerals, Inc. (2)	510,939
70,000	Continental Gold, Ltd. (2)	666,533
50,000	HudBay Minerals, Inc.	464,080
4,250,000	Ivernia, Inc. (2)	468,085
40,000	MAG Silver Corp. (2)	512,000
350,000	Mawson Resources, Ltd. (2)	441,552
25,000	Niko Resources, Ltd.	318,398
25,000	Points International, Ltd. (2)	235,000
1,100,000	Shamaran Petroleum Corp. (2)	473,592
8,000	West Fraser Timber Co., Ltd.	484,526
550,000	WesternZagros Resources, Ltd. (2)	699,374

	Total Canada (Cost: $5,940,495)	6,096,357

	China (8.4%)
5,000,000	Credit China Holdings, Ltd. (1)	410,614
175,000	Luk Fook Holdings International, Ltd. (1)	437,125
250,000	Shenzhou International Group Holdings, Ltd. (1)	486,036
1,500,000	Sunac China Holdings, Ltd. (1)	792,333
800,000	Travelsky Technology, Ltd. (1)	412,107

	Total China (Cost: $2,617,009)	2,538,215

	Congo (Cost: $663,205) (3.1%)
200,000	Banro Corp. (2)	925,156

	Germany (2.9%)
10,000	CTS Eventim AG (1)	296,913
10,000	Delticom AG (1)	560,777

	Total Germany (Cost: $1,027,688)	857,690

See accompanying notes to financial statements.

48

TCW International Small Cap Fund

October 31, 2012

Number of Shares	Common Stock	Value

	India (12.1%)
500,000	City Union Bank, Ltd.	$525,606
25,000	Container Corp. of India (1)	463,925
25,000	CRISIL, Ltd. (1)	439,915
700,000	Development Credit Bank, Ltd. (1)(2)	556,623
500,000	L&T Finance Holdings, Ltd. (1)(2)	500,513
100,000	Oberoi Realty, Ltd. (1)	508,837
550,000	PTC India, Ltd. (1)	648,343

	Total India (Cost: $3,439,990)	3,643,762

	Iraq (Cost: $119,092) (0.5%)
50,000	Gulf Keystone Petroleum, Ltd. (1)(2)	151,692

	Ireland (Cost: $460,177) (1.5%)
700,000	Kenmare Resources PLC (1)(2)	445,898

	Israel (Cost: $487,635) (1.6%)
600,000	Sarin Technologies, Ltd. (1)	484,925

	Japan (9.8%)
4,250	Accretive Co., Ltd. (1)(2)	559,957
60,000	Bit-isle, Inc. (1)	557,821
100	CyberAgent, Inc. (1)	199,846
5,000	Don Quijote Co., Ltd. (1)	197,057
30,000	Park24 Co., Ltd. (1)	515,456
45,000	Seria Co., Ltd. (1)	909,816

	Total Japan (Cost: $2,405,514)	2,939,953

	Jersey (Cost: $785,656) (2.6%)
250,000	Heritage Oil PLC (1)(2)	782,062

	Mongolia (3.3%)
50,000	Blue Wolf Mongolia Holdings Corp. (2)	507,500
1,000,000	Mongolian Mining Corp. (1)(2)	488,589

	Total Mongolia (Cost: $966,408)	996,089

	Norway (2.4%)
200,000	Electromagnetic GeoServices AS (1)(2)	435,644
50,000	Opera Software ASA (1)	275,195

	Total Norway (Cost: $747,431)	710,839

	Portugal (Cost: $466,101) (1.6%)
500,000	Banco Espirito Santo SA (1)(2)	486,623

	Russia (Cost: $749,382) (1.6%)
200,000	Vostok Nafta Investment, Ltd. (SDR) (1)(2)	495,553

	Sierra Leone (Cost: $497,598) (1.5%)
100,000	African Minerals, Ltd. (1)(2)	442,332

See accompanying notes to financial statements.

49

TCW International Small Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	United Kingdom (7.7%)
35,000	Coastal Energy Co. (2)	$657,772
175,000	London Mining PLC (1)(2)	431,687
50,000	PayPoint PLC	621,293
1,000,000	Sable Mining Africa, Ltd. (2)	148,062
20,000	Victrex PLC (1)	461,006

	Total United Kingdom (Cost: $1,881,691)	2,319,820

	United States (Cost: $451,202) (1.4%)
21,000	Tahoe Resources, Inc. (2)	428,095

	Yemen (Cost: $922,824) (2.9%)
400,000	Calvalley Petroleum, Inc. (2)	881,101

	Total Common Stock (Cost: $27,696,082) (96.4%)	28,973,717

Contracts	Purchased Options
	Currency Options
30,000	JPY Put, Expires 11/20/14, Strike Price JPY100.00	23,044
20,000	JPY Put, Expires 11/26/14, Strike Price JPY100.00	15,589
100,000	JPY Put, Expires 12/04/14, Strike Price JPY100.00	79,522
100,000	JPY Put, Expires 02/20/15, Strike Price JPY115.00	33,772
100,000	JPY Put, Expires 02/25/15, Strike Price JPY115.00	34,156

	Total Purchased Options (Cost: $532,600) (0.6%)	186,083

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $347,431) (1.1%)
$347,431	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $265,000 U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $355,773) (Total Amount to be Received Upon Repurchase $347,431)	347,431

	Total Investments (Cost: $28,576,113) (98.1%)	29,507,231
	Excess of Other Assets over Liabilities (1.9%)	561,427

	Total Net Assets (100.0%)	$30,068,658

Notes to the Schedule of Investments:

JPY - Japanese	Yen.
SDR - Swedish	Depository Receipt. Shares of a foreign based corporation held in Swedish banks that are issued with cooperation of the company whose stock underlies the SDR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Fair valued security using procedures established by and under the general supervision of the Company’s Board of Directors (Note 2).
(2)	Non-income producing security.

See accompanying notes to financial statements.

50

TCW International Small Cap Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Capital Markets	0.7%
Chemicals	1.5
Commercial Banks	5.1
Commercial Services & Supplies	3.8
Consumer Finance	1.4
Diversified Financial Services	6.7
Energy Equipment & Services	1.5
Hotels, Restaurants & Leisure	1.4
Household Durables	1.1
Independent Power Producers & Energy Traders	2.2
Internet Software & Services	1.7
IT Services	3.2
Machinery	1.6
Media	1.7
Metals & Mining
Diversified Metals & Mining	13.5
Gold	7.0
Precious Metals & Minerals	3.1
Steels	2.9
Multiline Retail	3.7
Oil, Gas & Consumable Fuels	17.3
Paper & Forest Products	1.6
Professional Services	2.1
Real Estate Management & Development	5.2
Road & Rail	1.5
Specialty Retail	3.3
Textiles, Apparel & Luxury Goods	1.6
Purchased Options	0.6
Short-Term Investments	1.1

Total	98.1%

See accompanying notes to financial statements.

51

TCW Relative Value Large Cap Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (5.8% of Net Assets)
368,309	Honeywell International, Inc.	$22,555,243
920,900	Textron, Inc.	23,215,889

	Total Aerospace & Defense	45,771,132

	Auto Components (1.4%)
869,960	Dana Holding Corp. (1)	11,448,674

	Beverages (1.6%)
183,750	PepsiCo, Inc.	12,722,850

	Capital Markets (5.2%)
347,200	Ameriprise Financial, Inc.	20,266,064
476,100	State Street Corp.	21,219,777

	Total Capital Markets	41,485,841

	Commercial Services & Supplies (0.7%)
136,412	ADT Corp. (The) (1)	5,662,462

	Communications Equipment (1.9%)
858,100	Cisco Systems, Inc.	14,707,834

	Computers & Peripherals (1.9%)
775,300	Dell, Inc. (1)	7,156,019
241,400	Western Digital Corp. (1)	8,263,122

	Total Computers & Peripherals	15,419,141

	Consumer Finance (2.7%)
387,150	American Express Co.	21,668,786

	Diversified Financial Services (5.5%)
503,800	Citigroup, Inc.	18,837,082
591,218	JPMorgan Chase & Co.	24,641,966

	Total Diversified Financial Services	43,479,048

	Diversified Telecommunication Services (2.3%)
530,200	AT&T, Inc.	18,339,618

	Electric Utilities (2.3%)
402,350	American Electric Power Co., Inc.	17,880,434

	Electronic Equipment, Instruments & Components (1.9%)
459,075	TE Connectivity, Ltd.	14,773,034

	Energy Equipment & Services (5.9%)
442,300	Baker Hughes, Inc.	18,563,331
370,300	Ensco PLC (United Kingdom)	21,410,746
487,500	Nabors Industries, Ltd. (1)	6,576,375

	Total Energy Equipment & Services	46,550,452

See accompanying notes to financial statements.

52

TCW Relative Value Large Cap Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Food Products (2.9%)
179,300	Kraft Foods Group, Inc. (1)	$8,154,564
548,100	Mondelez International, Inc.	14,546,574

	Total Food Products	22,701,138

	Health Care Equipment & Supplies (3.5%)
828,280	Hologic, Inc. (1)	17,079,134
255,400	Medtronic, Inc.	10,619,532

	Total Health Care Equipment & Supplies	27,698,666

	Health Care Providers & Services (1.0%)
152,100	Cigna Corp.	7,757,100

	Household Durables (2.6%)
542,963	Lennar Corp.	20,344,824

	Household Products (1.6%)
169,700	Energizer Holdings, Inc. (1)	12,383,009

	Independent Power Producers & Energy Traders (1.3%)
968,200	AES Corporation (The) (1)	10,117,690

	Industrial Conglomerates (4.3%)
1,170,400	General Electric Co.	24,648,624
355,825	Tyco International, Ltd.	9,561,018

	Total Industrial Conglomerates	34,209,642

	Insurance (2.9%)
330,000	Travelers Cos., Inc. (The)	23,410,200

	Life Sciences Tools & Services (1.0%)
129,200	Thermo Fisher Scientific, Inc. (1)	7,888,952

	Machinery (2.2%)
85,377	Pentair, Ltd.	3,606,324
619,700	Terex Corp. (1)	13,974,235

	Total Machinery	17,580,559

	Media (5.9%)
222,900	CBS Corp. — Class B	7,221,960
748,600	Comcast Corp.	28,079,986
266,816	Time Warner, Inc.	11,593,155

	Total Media	46,895,101

	Metals & Mining (0.9%)
194,200	Cliffs Natural Resources, Inc.	7,043,634

	Oil, Gas & Consumable Fuels (6.5%)
249,000	Chevron Corp.	27,442,290

See accompanying notes to financial statements.

53

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (Continued)
206,500	Devon Energy Corp.	$12,020,365
416,100	Valero Energy Corp.	12,108,510

	Total Oil, Gas & Consumable Fuels	51,571,165

	Paper & Forest Products (0.9%)
254,700	MeadWestvaco Corp.	7,562,043

	Pharmaceuticals (7.1%)
186,900	Johnson & Johnson	13,236,258
533,600	Mylan, Inc. (1)	13,521,424
1,175,800	Pfizer, Inc.	29,242,146

	Total Pharmaceuticals	55,999,828

	Semiconductors & Semiconductor Equipment (3.7%)
612,600	Applied Materials, Inc.	6,493,560
764,700	Intel Corp.	16,536,637
180,100	Lam Research Corp. (1)	6,375,540

	Total Semiconductors & Semiconductor Equipment	29,405,737

	Software (1.2%)
426,500	CA, Inc.	9,604,780

	Specialty Retail (6.3%)
524,020	Gap, Inc. (The)	18,717,994
503,800	Home Depot, Inc. (The)	30,923,244

	Total Specialty Retail	49,641,238

	Total Common Stock (Cost: $683,236,943) (94.9%)	751,724,612

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $39,501,912) (5.0%)
$39,501,912	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $29,160,000 U.S. Treasury Bond, 4.75%, due 02/15/37, valued at $40,298,245) (Total Amount to be Received Upon Repurchase $39,501,923)	39,501,912

	Total Investments (Cost: $722,738,855) (99.9%)	791,226,524
	Excess of Other Assets over Liabilities (0.1%)	981,164

	Net Assets (100.0%)	$792,207,688

Notes to the Schedule of Investments:

(1)	Non-income producing security.

See accompanying notes to financial statements.

54

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	5.8%
Auto Components	1.4
Beverages	1.6
Capital Markets	5.2
Commercial Services & Supplies	0.7
Communications Equipment	1.9
Computers & Peripherals	1.9
Consumer Finance	2.7
Diversified Financial Services	5.5
Diversified Telecommunication Services	2.3
Electric Utilities	2.3
Electronic Equipment, Instruments & Components	1.9
Energy Equipment & Services	5.9
Food Products	2.9
Health Care Equipment & Supplies	3.5
Health Care Providers & Services	1.0
Household Durables	2.6
Household Products	1.6
Independent Power Producers & Energy Traders	1.3
Industrial Conglomerates	4.3
Insurance	2.9
Life Sciences Tools & Services	1.0
Machinery	2.2
Media	5.9
Metals & Mining	0.9
Oil, Gas & Consumable Fuels	6.5
Paper & Forest Products	0.9
Pharmaceuticals	7.1
Semiconductors & Semiconductor Equipment	3.7
Software	1.2
Specialty Retail	6.3
Short-Term Investments	5.0

Total	99.9%

See accompanying notes to financial statements.

55

TCW Select Equities Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (3.2% of Net Assets)
202,760	Precision Castparts Corp.	$35,091,673

	Air Freight & Logistics (0.7%)
117,141	C.H. Robinson Worldwide, Inc.	7,067,117

	Capital Markets (1.7%)
1,394,850	Charles Schwab Corp. (The)	18,942,063

	Chemicals (3.0%)
310,000	Praxair, Inc.	32,925,100

	Communications Equipment (5.2%)
980,383	QUALCOMM, Inc.	57,425,934

	Computers & Peripherals (8.5%)
155,770	Apple, Inc. (1)	92,698,727

	Energy Equipment & Services (7.9%)
280,200	National Oilwell Varco, Inc.	20,650,740
571,930	Oceaneering International, Inc.	29,929,097
511,616	Schlumberger, Ltd.	35,572,660

	Total Energy Equipment & Services	86,152,497

	Food & Staples Retailing (2.4%)
261,224	Costco Wholesale Corp.	25,712,278

	Food Products (2.2%)
392,100	Mead Johnson Nutrition Co.	24,176,886

	Health Care Equipment & Supplies (1.9%)
38,434	Intuitive Surgical, Inc. (1)	20,839,684

	Health Care Technology (3.3%)
479,166	Cerner Corp. (1)	36,507,658

	Hotels, Restaurants & Leisure (2.9%)
699,515	Starbucks Corp.	32,107,739

	Insurance (3.7%)
517,400	ACE, Ltd.	40,693,510

	Internet & Catalog Retail (5.6%)
143,135	Amazon.com, Inc. (1)	33,324,691
48,950	Priceline.com, Inc. (1)	28,086,041

	Total Internet & Catalog Retail	61,410,732

	Internet Software & Services (7.4%)
98,375	Baidu.com, Inc. (SP ADR) (China) (1)	10,488,743
158,500	Equinix, Inc. (1)	28,594,985
61,829	Google, Inc. (1)	42,029,499

	Total Internet Software & Services	81,113,227

See accompanying notes to financial statements.

56

TCW Select Equities Fund

October 31, 2012

Number of Shares	Common Stock	Value

	IT Services (5.8%)
424,271	Cognizant Technology Solutions Corp. (1)	$28,277,662
252,806	Visa, Inc.	35,079,361

	Total IT Services	63,357,023

	Life Sciences Tools & Services (2.8%)
635,009	Life Technologies Corp. (1)	31,058,290

	Metals & Mining (3.1%)
826,200	Silver Wheaton Corp.	33,461,100

	Oil, Gas & Consumable Fuels (2.7%)
374,000	Occidental Petroleum Corp.	29,531,040

	Pharmaceuticals (3.5%)
422,075	Allergan, Inc.	37,952,984

	Professional Services (2.2%)
481,700	Verisk Analytics, Inc. (1)	24,566,700

	REIT (5.0%)
727,232	American Tower Corp.	54,753,297

	Semiconductors & Semiconductor Equipment (3.2%)
1,084,625	ARM Holdings PLC (SP ADR ) (United Kingdom)	35,087,619

	Software (6.0%)
268,537	Salesforce.com, Inc. (1)	39,201,031
305,760	VMware, Inc. (1)	25,919,275

	Total Software	65,120,306

	Trading Companies & Distributors (3.2%)
782,682	Fastenal Co.	34,985,885

	Total Common Stock (Cost: $804,448,944) (97.1%)	1,062,739,069

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $33,221,240) (3.0%)
$33,221,240	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $25,110,000 U.S. Treasury Bond, 4.50%, due 05/15/38, valued at $33,887,753) (Total Amount to be Received Upon Repurchase $33,221,249)	33,221,240

	Total Investments (Cost: $837,670,184) (100.1%)	1,095,960,309
	Liabilities in Excess of Other Assets (-0.1%)	(988,010)

	Net Assets (100.0%)	$1,094,972,299

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

57

TCW Select Equities Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	3.2%
Air Freight & Logistics	0.7
Capital Markets	1.7
Chemicals	3.0
Communications Equipment	5.2
Computers & Peripherals	8.5
Energy Equipment & Services	7.9
Food & Staples Retailing	2.4
Food Products	2.2
Health Care Equipment & Supplies	1.9
Health Care Technology	3.3
Hotels, Restaurants & Leisure	2.9
Insurance	3.7
Internet & Catalog Retail	5.6
Internet Software & Services	7.4
IT Services	5.8
Life Sciences Tools & Services	2.8
Metals & Mining	3.1
Oil, Gas & Consumable Fuels	2.7
Pharmaceuticals	3.5
Professional Services	2.2
REIT	5.0
Semiconductors & Semiconductor Equipment	3.2
Software	6.0
Trading Companies & Distributors	3.2
Short-Term Investments	3.0

Total	100.1%

See accompanying notes to financial statements.

58

TCW Small Cap Growth Fund

Schedule of Investments	October 31, 2012

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.4% of Net Assets)
930,998	Hexcel Corp. (1)	$23,796,309

	Biotechnology (3.8%)
206,830	AVEO Pharmaceuticals, Inc. (1)	1,578,113
292,912	Cepheid, Inc. (1)	8,878,163
1,685,881	Chelsea Therapeutics International, Ltd. (1)	2,950,292
353,022	Immunogen, Inc. (1)	3,911,484
380,584	Incyte Corp. (1)	6,074,120
643,564	Ironwood Pharmaceuticals, Inc. (1)	7,484,649
107,613	Puma Biotechnology, Inc. (1)	2,216,828
249,816	Theravance, Inc. (1)	5,623,358

	Total Biotechnology	38,717,007

	Capital Markets (1.4%)
301,835	Greenhill & Co., Inc.	14,403,566

	Chemicals (1.0%)
476,905	Kraton Performance Polymers, Inc. (1)	10,406,067

	Commercial Banks (2.4%)
433,980	SVB Financial Group (1)	24,558,928

	Commercial Services & Supplies (1.0%)
1,060,906	Performant Financial Corp. (1)	10,471,142

	Communications Equipment (4.4%)
1,715,606	Aruba Networks, Inc. (1)	31,172,561
586,563	Ixia (1)	8,217,748
232,794	Procera Networks, Inc. (1)	5,272,784

	Total Communications Equipment	44,663,093

	Computers & Peripherals (1.0%)
433,845	Fusion-io, Inc. (1)	10,238,742

	Diversified Financial Services (0.6%)
196,824	MarketAxess Holdings, Inc.	6,148,782

	Electronic Equipment, Instruments & Components (5.6%)
400,757	Cognex Corp.	14,611,600
581,789	FARO Technologies, Inc. (1)	23,387,918
132,254	IPG Photonics Corp. (1)	7,020,042
364,336	Universal Display Corp. (1)	11,942,934

	Total Electronic Equipment, Instruments & Components	56,962,494

	Energy Equipment & Services (5.6%)
122,552	Core Laboratories N.V. (Netherlands)	12,703,740
191,799	Forum Energy Technologies, Inc. (1)	4,279,036
224,546	Geospace Technologies Corp. (1)	14,534,862
501,569	Lufkin Industries, Inc.	25,083,466

	Total Energy Equipment & Services	56,601,104

See accompanying notes to financial statements.

59

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Food & Staples Retailing (4.1%)
196,098	Pricesmart, Inc.	$16,274,173
478,395	United Natural Foods, Inc. (1)	25,469,750

	Total Food & Staples Retailing	41,743,923

	Food Products (0.3%)
205,174	Smart Balance, Inc. (1)	2,441,570
44,980	WhiteWave Foods Co. (1)	740,821

	Total Food Products	3,182,391

	Health Care Equipment & Supplies (5.5%)
186,500	ABIOMED, Inc. (1)	3,696,430
1,420,737	DexCom, Inc. (1)	18,611,655
1,138,220	Endologix, Inc. (1)	15,320,441
53,154	HeartWare International, Inc. (1)	4,463,873
489,688	Volcano Corp. (1)	14,014,870

	Total Health Care Equipment & Supplies	56,107,269

	Health Care Technology (1.5%)
4,363,838	Merge Healthcare, Inc. (1)	14,880,688

	Hotels, Restaurants & Leisure (3.6%)
214,947	7 Days Group Holdings, Ltd. (ADR) (China) (1)	2,590,111
1,819,751	Arcos Dorados Holdings, Inc.	23,492,986
319,686	BJ’s Restaurants, Inc. (1)	10,565,622

	Total Hotels, Restaurants & Leisure	36,648,719

	Household Durables (3.4%)
816,741	Harman International Industries, Inc.	34,245,950

	Internet Software & Services (2.9%)
454,496	Brightcove, Inc. (1)	5,735,740
372,540	Cornerstone OnDemand, Inc. (1)	10,427,395
293,450	Demandware, Inc. (1)	8,712,530
326,550	SciQuest, Inc. (1)	4,957,029

	Total Internet Software & Services	29,832,694

	Life Sciences Tools & Services (2.4%)
498,880	Fluidigm Corp. (1)	7,528,099
359,700	Illumina, Inc. (1)	17,089,347

	Total Life Sciences Tools & Services	24,617,446

	Machinery (1.3%)
188,619	Chart Industries, Inc. (1)	13,352,339

	Media (0.1%)
20,498	Shutterstock, Inc. (1)	486,828

See accompanying notes to financial statements.

60

TCW Small Cap Growth Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Metals & Mining (3.9%)
607,065	Carpenter Technology Corp.	$29,509,430
478,050	Materion Corp. (1)	10,015,147

	Total Metals & Mining	39,524,577

	Oil, Gas & Consumable Fuels (1.9%)
297,598	Carrizo Oil & Gas, Inc. (1)	7,981,578
166,050	Gulfport Energy Corp. (1)	5,509,539
329,092	Sanchez Energy Corp. (1)	5,943,402

	Total Oil, Gas & Consumable Fuels	19,434,519

	Pharmaceuticals (4.2%)
1,843,385	Corcept Therapeutics, Inc. (1)	4,608,462
527,300	Impax Laboratories, Inc. (1)	11,205,125
482,264	MAP Pharmaceuticals, Inc. (1)	7,436,511
222,847	Questcor Pharmaceuticals, Inc.	5,678,142
341,995	Salix Pharmaceuticals, Ltd. (1)	13,351,485

	Total Pharmaceuticals	42,279,725

	Road & Rail (3.1%)
283,110	Genesee & Wyoming, Inc. (1)	20,516,982
131,058	Kansas City Southern (1)	10,544,926

	Total Road & Rail	31,061,908

	Semiconductors & Semiconductor Equipment (2.0%)
535,070	Cavium, Inc. (1)	17,753,623
339,457	Exar Corp. (1)	2,902,357

	Total Semiconductors & Semiconductor Equipment	20,655,980

	Software (12.2%)
170,262	Guidewire Software, Inc. (1)	5,216,828
562,788	Infoblox, Inc. (1)	9,347,909
230,586	MicroStrategy, Inc. (1)	21,783,459
512,844	Netscout Systems, Inc. (1)	12,682,632
642,953	Proofpoint, Inc. (1)	8,493,409
957,743	PROS Holdings, Inc. (1)	18,513,172
854,368	Qualys, Inc. (1)	11,089,697
398,100	Splunk, Inc. (1)	11,166,705
789,795	Synchronoss Technologies, Inc. (1)	16,182,900
87,318	Ultimate Software Group, Inc. (The) (1)	8,850,552

	Total Software	123,327,263

	Specialty Retail (0.9%)
351,800	Stage Stores, Inc.	8,619,100

See accompanying notes to financial statements.

61

TCW Small Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Textiles, Apparel & Luxury Goods (2.7%)
1,485,386	Crocs, Inc. (1)	$18,715,863
202,515	Steven Madden, Ltd. (1)	8,691,944

	Total Textiles, Apparel & Luxury Goods	27,407,807

	Trading Companies & Distributors (2.0%)
433,638	MRC Global, Inc. (1)	10,602,449
145,062	WESCO International, Inc. (1)	9,411,623

	Total Trading Companies & Distributors	20,014,072

	Total Common Stock (Cost: $783,843,685) (87.2%)	884,390,432

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $64,301,112) (6.3%)
$64,301,112	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $48,600,000, U.S. Treasury Bond, 4.50%, due 05/15/38, valued at $65,589,199) (Total Amount to be Received Upon Repurchase $64,301,130)	64,301,112

	Total Investments (Cost: $848,144,797) (93.5%)	948,691,544
	Excess of Other Assets over Liabilities (6.5%)	65,988,417

	Net Assets (100.0%)	$1,014,679,961

Notes to the Schedule of Investments:

ADR - American	Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
(1)	Non-income producing security.

See accompanying notes to financial statements.

62

TCW Small Cap Growth Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	2.4%
Biotechnology	3.8
Capital Markets	1.4
Chemicals	1.0
Commercial Banks	2.4
Commercial Services & Supplies	1.0
Communications Equipment	4.4
Computers & Peripherals	1.0
Diversified Financial Services	0.6
Electronic Equipment, Instruments & Components	5.6
Energy Equipment & Services	5.6
Food & Staples Retailing	4.1
Food Products	0.3
Health Care Equipment & Supplies	5.5
Health Care Technology	1.5
Hotels, Restaurants & Leisure	3.6
Household Durables	3.4
Internet Software & Services	2.9
Life Sciences Tools & Services	2.4
Machinery	1.3
Media	0.1
Metals & Mining	3.9
Oil, Gas & Consumable Fuels	1.9
Pharmaceuticals	4.2
Road & Rail	3.1
Semiconductors & Semiconductor Equipment	2.0
Software	12.2
Specialty Retail	0.9
Textiles, Apparel & Luxury Goods	2.7
Trading Companies & Distributors	2.0
Short-Term Investments	6.3

Total	93.5%

See accompanying notes to financial statements.

63

TCW SMID Cap Growth Fund

Schedule of Investments

Number of Shares	Common Stock	Value

	Aerospace & Defense (4.6% of Net Assets)
18,450	BE Aerospace, Inc. (1)	$831,911
21,185	Hexcel Corp. (1)	541,489
3,230	TransDigm Group, Inc. (1)	430,268

	Total Aerospace & Defense	1,803,668

	Biotechnology (5.0%)
10,715	Cepheid, Inc. (1)	324,772
49,331	Chelsea Therapeutics International, Ltd. (1)	86,329
15,585	Incyte Corp. (1)	248,737
33,631	Ironwood Pharmaceuticals, Inc. (1)	391,128
4,068	Pharmacyclics, Inc. (1)	248,433
9,299	Theravance, Inc. (1)	209,320
9,300	Vertex Pharmaceuticals, Inc. (1)	448,632

	Total Biotechnology	1,957,351

	Capital Markets (3.9%)
20,162	Stifel Financial Corp. (1)	639,135
13,660	T. Rowe Price Group, Inc.	887,081

	Total Capital Markets	1,526,216

	Commercial Banks (2.5%)
17,470	SVB Financial Group (1)	988,627

	Communications Equipment (4.3%)
72,640	Aruba Networks, Inc. (1)	1,319,869
6,337	Palo Alto Networks, Inc. (1)	348,408

	Total Communications Equipment	1,668,277

	Computers & Peripherals (1.1%)
18,300	Fusion-io, Inc. (1)	431,880

	Electronic Equipment, Instruments & Components (3.5%)
14,800	Cognex Corp.	539,608
5,740	IPG Photonics Corp. (1)	304,679
15,572	Universal Display Corp. (1)	510,450

	Total Electronic Equipment, Instruments & Components	1,354,737

	Energy Equipment & Services (5.9%)
5,103	Core Laboratories N.V. (Netherlands)	528,977
8,345	Forum Energy Technologies, Inc. (1)	186,177
21,454	Lufkin Industries, Inc.	1,072,914
10,245	Oceaneering International, Inc.	536,121

	Total Energy Equipment & Services	2,324,189

	Food & Staples Retailing (3.6%)
5,485	Pricesmart, Inc.	455,200

See accompanying notes to financial statements.

64

TCW SMID Cap Growth Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Food & Staples Retailing (Continued)
17,705	United Natural Foods, Inc. (1)	$942,614

	Total Food & Staples Retailing	1,397,814

	Food Products (0.1%)
1,925	WhiteWave Foods Co. (1)	31,705

	Health Care Equipment & Supplies (5.3%)
49,938	DexCom, Inc. (1)	654,188
49,791	Endologix, Inc. (1)	670,187
2,068	HeartWare International, Inc. (1)	173,671
21,004	Volcano Corp. (1)	601,134

	Total Health Care Equipment & Supplies	2,099,180

	Hotels, Restaurants & Leisure (5.4%)
8,746	7 Days Group Holdings, Ltd. (ADR) (China) (1)	105,389
71,747	Arcos Dorados Holdings, Inc.	926,254
10,975	BJ’s Restaurants, Inc. (1)	362,724
13,950	Starwood Hotels & Resorts Worldwide, Inc.	723,307

	Total Hotels, Restaurants & Leisure	2,117,674

	Household Durables (3.3%)
31,116	Harman International Industries, Inc. (1)	1,304,694

	Internet Software & Services (2.2%)
3,090	LinkedIn Corp. (1)	330,414
8,170	Rackspace Hosting, Inc. (1)	520,347

	Total Internet Software & Services	850,761

	Life Sciences Tools & Services (2.8%)
25,147	Fluidigm Corp. (1)	379,468
15,400	Illumina, Inc. (1)	731,654

	Total Life Sciences Tools & Services	1,111,122

	Machinery (3.3%)
11,695	AGCO Corp. (1)	532,239
7,942	Chart Industries, Inc. (1)	562,214
2,325	Wabtec Corp.	190,418

	Total Machinery	1,284,871

	Metals & Mining (2.4%)
36,325	Allegheny Technologies, Inc.	957,164

	Oil, Gas & Consumable Fuels (3.7%)
20,485	Carrizo Oil & Gas, Inc. (1)	549,408
6,500	Gulfport Energy Corp. (1)	215,670
10,275	Sanchez Energy Corp. (1)	185,566

See accompanying notes to financial statements.

65

TCW SMID Cap Growth Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Oil, Gas & Consumable Fuels (Continued)
11,550	Whiting Petroleum Corp. (1)	$485,331

	Total Oil, Gas & Consumable Fuels	1,435,975

	Pharmaceuticals (5.5%)
20,195	Impax Laboratories, Inc. (1)	429,144
16,300	MAP Pharmaceuticals, Inc. (1)	251,346
38,140	Mylan, Inc. (1)	966,467
12,715	Salix Pharmaceuticals, Ltd. (1)	496,394

	Total Pharmaceuticals	2,143,351

	Road & Rail (3.2%)
9,880	Genesee & Wyoming, Inc. (1)	716,004
6,755	Kansas City Southern (1)	543,507

	Total Road & Rail	1,259,511

	Semiconductors & Semiconductor Equipment (4.2%)
27,963	ARM Holdings PLC (SP ADR) (United Kingdom)	904,603
22,295	Cavium, Inc. (1)	739,748

	Total Semiconductors & Semiconductor Equipment	1,644,351

	Software (8.0%)
14,290	ANSYS, Inc. (1)	1,012,875
21,395	Infoblox, Inc. (1)	355,371
8,813	MicroStrategy, Inc. (1)	832,564
16,965	Splunk, Inc. (1)	475,868
3,741	Ultimate Software Group, Inc. (The) (1)	379,188
2,070	Workday, Inc. (1)	100,395

	Total Software	3,156,261

	Specialty Retail (2.9%)
23,430	CarMax, Inc. (1)	790,763
9,370	GNC Holdings, Inc.	362,338

	Total Specialty Retail	1,153,101

	Textiles, Apparel & Luxury Goods (2.3%)
17,624	Gildan Activewear, Inc. (1)	601,331
5,630	Under Armour, Inc. (1)	294,224

	Total Textiles, Apparel & Luxury Goods	895,555

	Trading Companies & Distributors (1.5%)
7,700	MSC Industrial Direct Co., Inc.	574,420

	Total Common Stock (Cost: $33,743,065) (90.5%)	35,472,455

See accompanying notes to financial statements.

66

TCW SMID Cap Growth Fund

October 31, 2012

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $3,227,891) (8.2%)
$3,227,891	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $2,455,000, U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $3,295,938) (Total Amount to be Received Upon Repurchase $3,227,892)	$3,227,891

	Total Investments (Cost: $36,970,956) (98.7%)	38,700,346
	Excess of Other Assets over Liabilities (1.3%)	499,937

	Net Assets (100.0%)	$39,200,283

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
SP ADR - Sponsored	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

67

TCW SMID Cap Growth Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	4.6%
Biotechnology	5.0
Capital Markets	3.9
Commercial Banks	2.5
Communications Equipment	4.3
Computers & Peripherals	1.1
Electronic Equipment, Instruments & Components	3.5
Energy Equipment & Services	5.9
Food & Staples Retailing	3.6
Food Products	0.1
Health Care Equipment & Supplies	5.3
Hotels, Restaurants & Leisure	5.4
Household Durables	3.3
Internet Software & Services	2.2
Life Sciences Tools & Services	2.8
Machinery	3.3
Metals & Mining	2.4
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	5.5
Road & Rail	3.2
Semiconductors & Semiconductor Equipment	4.2
Software	8.0
Specialty Retail	2.9
Textiles, Apparel & Luxury Goods	2.3
Trading Companies & Distributors	1.5
Short-Term Investments	8.2

Total	98.7%

See accompanying notes to financial statements.

68

TCW Value Opportunities Fund

Schedule of Investments	October 31, 2012

Number of Shares	Common Stock	Value

	Aerospace & Defense (2.0% of Net Assets)
103,400	Textron, Inc.	$2,606,714

	Auto Components (2.3%)
165,600	Dana Holding Corp. (1)	2,179,296
25,750	Tenneco, Inc. (1)	786,662

	Total Auto Components	2,965,958

	Capital Markets (2.2%)
19,500	Cohen & Steers, Inc.	545,805
94,588	Invesco, Ltd.	2,300,380

	Total Capital Markets	2,846,185

	Chemicals (4.2%)
29,538	Celanese Corp.	1,122,149
39,014	Cytec Industries, Inc.	2,684,943
23,358	International Flavors & Fragrances, Inc.	1,509,394

	Total Chemicals	5,316,486

	Commercial Banks (4.6%)
32,766	Comerica, Inc.	976,754
100,558	Fulton Financial Corp.	977,424
299,193	KeyCorp	2,519,205
318,438	Synovus Financial Corp.	780,173
53,742	TCF Financial Corp.	614,809

	Total Commercial Banks	5,868,365

	Communications Equipment (2.7%)
356,600	Brocade Communications Systems, Inc. (1)	1,889,980
34,200	Harris Corp.	1,565,676

	Total Communications Equipment	3,455,656

	Computers & Peripherals (4.0%)
87,100	Seagate Technology PLC (Netherlands) (1)	2,379,572
78,426	Western Digital Corp. (1)	2,684,522

	Total Computers & Peripherals	5,064,094

	Construction & Engineering (1.3%)
43,803	Jacobs Engineering Group, Inc. (1)	1,690,358

	Construction Materials (0.8%)
23,400	Vulcan Materials Co.	1,075,698

	Consumer Finance (0.7%)
50,200	SLM Corp.	882,516

	Containers & Packaging (0.3%)
12,250	Packaging Corp. of America	432,058

See accompanying notes to financial statements.

69

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Diversified Financial Services (0.8%)
99,050	KKR Financial Holdings LLC	$1,011,300

	Diversified Telecommunication Services (1.4%)
182,774	Windstream Corp.	1,743,664

	Electric Utilities (1.2%)
58,694	Hawaiian Electric Industries, Inc.	1,519,001

	Energy Equipment & Services (3.0%)
28,074	Ensco PLC (United Kingdom)	1,623,239
102,882	Nabors Industries, Ltd. (1)	1,387,878
121,350	Newpark Resources, Inc. (1)	823,966

	Total Energy Equipment & Services	3,835,083

	Food Products (1.7%)
61,000	Campbell Soup Co.	2,151,470

	Health Care Equipment & Supplies (1.4%)
86,542	Hologic, Inc. (1)	1,784,496

	Health Care Providers & Services (4.1%)
55,636	Cigna Corp.	2,837,436
56,092	Coventry Health Care, Inc. (1)	2,447,855

	Total Health Care Providers & Services	5,285,291

	Hotels, Restaurants & Leisure (2.8%)
67,232	International Speedway Corp.	1,714,416
51,024	Marriott International, Inc.	1,861,356

	Total Hotels, Restaurants & Leisure	3,575,772

	Household Durables (7.8%)
27,100	Beazer Homes USA, Inc. (1)	446,879
25,200	Harman International Industries, Inc.	1,056,636
33,200	Jarden Corp.	1,653,360
84,950	KB Home	1,357,501
64,920	Lennar Corp.	2,432,552
91,765	Toll Brothers, Inc. (1)	3,029,163

	Total Household Durables	9,976,091

	Household Products (1.6%)
27,695	Energizer Holdings, Inc. (1)	2,020,904

	Independent Power Producers & Energy Traders (1.1%)
131,300	AES Corporation (The) (1)	1,372,085

	Insurance (5.4%)
49,986	Arch Capital Group, Ltd. (1)	2,206,882
93,800	MBIA, Inc. (1)	928,620

See accompanying notes to financial statements.

70

TCW Value Opportunities Fund

October 31, 2012

Number of Shares	Common Stock	Value

	Insurance (Continued)
12,563	PartnerRe, Ltd.	$1,017,603
24,300	Reinsurance Group of America, Inc.	1,285,956
43,900	Willis Group Holdings PLC	1,478,113

	Total Insurance	6,917,174

	Internet & Catalog Retail (1.2%)
26,726	Expedia, Inc.	1,580,843

	Internet Software & Services (0.5%)
104,000	Monster Worldwide, Inc. (1)	646,880

	IT Services (1.3%)
6,000	Alliance Data Systems Corp. (1)	858,300
26,100	Computer Sciences Corp.	794,745

	Total IT Services	1,653,045

	Life Sciences Tools & Services (1.8%)
46,563	Covance, Inc. (1)	2,268,084

	Machinery (7.1%)
32,619	Dover Corp.	1,899,078
15,469	Joy Global, Inc.	966,039
65,600	Kennametal, Inc.	2,323,552
30,945	SPX Corp.	2,122,518
81,108	Terex Corp. (1)	1,828,985

	Total Machinery	9,140,172

	Metals & Mining (3.3%)
17,850	Allegheny Technologies, Inc.	470,348
25,400	Cliffs Natural Resources, Inc.	921,258
124,407	Commercial Metals Co.	1,711,840
50,000	Worthington Industries, Inc.	1,081,000

	Total Metals & Mining	4,184,446

	Multi-Utilities (0.6%)
32,500	Avista Corp.	826,150

	Oil, Gas & Consumable Fuels (3.7%)
107,894	Denbury Resources, Inc. (1)	1,654,015
32,598	Murphy Oil Corp.	1,955,880
30,000	Tesoro Corp. (1)	1,131,300

	Total Oil, Gas & Consumable Fuels	4,741,195

	Pharmaceuticals (2.4%)
33,600	Hospira, Inc. (1)	1,031,184
80,850	Mylan, Inc. (1)	2,048,739

	Total Pharmaceuticals	3,079,923

See accompanying notes to financial statements.

71

TCW Value Opportunities Fund

Schedule of Investments (Continued)

Number of Shares	Common Stock	Value

	Real Estate Management & Development (1.2%)
19,150	Jones Lang LaSalle, Inc.	$1,488,721

	REIT (5.5%)
13,376	Digital Realty Trust, Inc.	821,688
17,859	Health Care REIT, Inc.	1,061,360
19,312	Home Properties, Inc.	1,173,976
13,972	Kilroy Realty Corp.	620,497
101,445	Kimco Realty Corp.	1,980,206
39,213	Liberty Property Trust	1,377,161

	Total REIT	7,034,888

	Semiconductors & Semiconductor Equipment (4.6%)
59,127	Broadcom Corp. (1)	1,864,570
20,400	Lam Research Corp. (1)	722,160
76,976	Maxim Integrated Products, Inc.	2,118,764
84,000	Teradyne, Inc. (1)	1,228,080

	Total Semiconductors & Semiconductor Equipment	5,933,574

	Software (0.9%)
99,500	Activision Blizzard, Inc.	1,083,555

	Specialty Retail (7.9%)
128,605	American Eagle Outfitters, Inc.	2,683,986
23,600	ANN, Inc. (1)	829,776
27,650	Asbury Automotive Group, Inc. (1)	877,058
11,100	Children’s Place Retail Stores, Inc. (The) (1)	648,573
41,069	Foot Locker, Inc.	1,375,812
68,850	GameStop Corp. (1)	1,571,845
61,100	Gap, Inc. (The)	2,182,492

	Total Specialty Retail	10,169,542

	Total Common Stock (Cost: $109,203,551) (99.4%)	127,227,437

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $937,011) (0.7%)
$937,011	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $715,000, U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $959,917) (Total Amount to be Received Upon Repurchase $937,011)	937,011

	Total Investments (Cost: $110,140,562) (100.1%)	128,164,448
	Liabilities in Excess of Other Assets (-0.1%)	(174,116)

	Net Assets (100.0%)	$127,990,332

Notes to the Schedule of Investments:

REIT - Real	Estate Investment Trust.
(1)	Non-income producing security.

See accompanying notes to financial statements.

72

TCW Value Opportunities Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Aerospace & Defense	2.0%
Auto Components	2.3
Capital Markets	2.2
Chemicals	4.2
Commercial Banks	4.6
Communications Equipment	2.7
Computers & Peripherals	4.0
Construction & Engineering	1.3
Construction Materials	0.8
Consumer Finance	0.7
Containers & Packaging	0.3
Diversified Financial Services	0.8
Diversified Telecommunication Services	1.4
Electric Utilities	1.2
Energy Equipment & Services	3.0
Food Products	1.7
Health Care Equipment & Supplies	1.4
Health Care Providers & Services	4.1
Hotels, Restaurants & Leisure	2.8
Household Durables	7.8
Household Products	1.6
Independent Power Producers & Energy Traders	1.1
Insurance	5.4
Internet & Catalog Retail	1.2
Internet Software & Services	0.5
IT Services	1.3
Life Sciences Tools & Services	1.8
Machinery	7.1
Metals & Mining	3.3
Multi-Utilities	0.6
Oil, Gas & Consumable Fuels	3.7
Pharmaceuticals	2.4
Real Estate Management & Development	1.2
REIT	5.5
Semiconductors & Semiconductor Equipment	4.6
Software	0.9
Specialty Retail	7.9
Short-Term Investments	0.7

Total	100.1%

See accompanying notes to financial statements.

73

TCW Global Conservative Allocation Fund

Schedule of Investments

Number of Shares	Investment Companies	Value

	Diversified U.S. Equity Funds (31.4% of Net Assets)
25,211	TCW Growth Equities Fund — I Class (1)(2)	$349,681
63,657	TCW Relative Value Large Cap Fund — I Class (1)	949,121
180,413	TCW Select Equities Fund — I Class (1)(2)	3,573,974

	Total Diversified U.S. Equity Funds	4,872,776

	Diversified U.S. Fixed Income Funds (58.3%)
881,694	TCW Total Return Bond Fund — I Class (1)	9,054,996

	Exchange-Traded Funds (4.7%)
30,720	ProShares UltraShort Euro (2)	607,027
2,005	ProShares UltraShort Gold (2)	119,879

	Total Exchange-Traded Funds	726,906

	Money Market Investments (3.6%)
554,930	Fidelity Institutional Prime Money Market Portfolio — Institutional Class, 0.1% (3)	554,930

	Total Investment Companies (Cost: $14,121,354) (98.0%)	15,209,608

	Total Investments (Cost: $14,121,354) (98.0%)	15,209,608
	Excess of Other Assets over Liabilities (2.0%)	310,345

	Net Assets (100.0%)	$15,519,953

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.
(3)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.

See accompanying notes to financial statements.

74

TCW Global Conservative Allocation Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Diversified U.S. Equity Funds	31.4%
Diversified U.S. Fixed Income Funds	58.3
Exchange-Traded Funds	4.7
Money Market Investments	3.6

Total	98.0%

See accompanying notes to financial statements.

75

TCW Global Flexible Allocation Fund

Schedule of Investments

Number of Shares	Investment Companies	Value

	Diversified International Fixed Income Funds (4.6% of Net Assets)
6,865	TCW Emerging Markets Income Fund — I Class (1)	$63,848

	Diversified U.S. Equity Funds (54.4%)
3,647	TCW Growth Equities Fund — I Class (1)(2)	50,578
15,213	TCW Relative Value Large Cap Fund — I Class (1)	226,827
19,501	TCW Select Equities Fund — I Class (1)(2)	386,322
1,436	TCW Small Cap Growth Fund — I Class (1)(2)	38,404
2,817	TCW Value Opportunities Fund — I Class (1)	56,613

	Total Diversified U.S. Equity Funds	758,744

	Diversified U.S. Fixed Income Funds (16.5%)
3,177	Metropolitan West High Yield Bond Fund — I Class (1)	33,037
19,188	TCW Total Return Bond Fund — I Class (1)	197,062

	Total Diversified U.S. Fixed Income Funds	230,099

	Exchange-Traded Funds (20.8%)
5,860	iShares MSCI Japan Index Fund	53,033
8,955	ProShares UltraShort Euro (2)	176,951
633	ProShares UltraShort Gold (2)	37,847
900	ProShares UltraShort MSCI Emerging Markets (2)	22,743

	Total Exchange-Traded Funds	290,574

	Total Investment Companies (Cost: $1,194,858) (96.3%)	1,343,265

	Exchange-Traded Limited Partnership (Cost: $55,010) (3.1%)
1,360	United States Oil Fund LP (2)	43,221

	Total Investments (Cost: $1,249,868) (99.4%)	1,386,486
	Excess of Other Assets over Liabilities (0.6%)	7,889

	Net Assets (100.0%)	$1,394,375

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

76

TCW Global Flexible Allocation Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Diversified International Fixed Income Funds	4.6%
Diversified U.S. Equity Funds	54.4
Diversified U.S. Fixed Income Funds	16.5
Exchange-Traded Funds	20.8
Exchange-Traded Limited Partnership	3.1

Total	99.4%

See accompanying notes to financial statements.

77

TCW Global Moderate Allocation Fund

Schedule of Investments

Number of Shares	Investment Companies	Value

	Diversified U.S. Equity Funds (49.9% of Net Assets)
27,454	TCW Growth Equities Fund — I Class (1)(2)	$380,782
73,972	TCW Relative Value Large Cap Fund — I Class (1)	1,102,915
136,833	TCW Select Equities Fund — I Class (1)(2)	2,710,653
15,880	TCW Value Opportunities Fund — I Class (1)	319,190

	Total Diversified U.S. Equity Funds	4,513,540

	Diversified U.S. Fixed Income Funds (35.5%)
43,840	Metropolitan West High Yield Bond Fund — I Class (1)	455,932
40,724	Metropolitan West Total Return Bond Fund — I Class (1)	450,810
225,055	TCW Total Return Bond Fund — I Class (1)	2,311,313

	Total Diversified U.S. Fixed Income Funds	3,218,055

	Exchange-Traded Funds (13.9%)
8,490	iShares MSCI Japan Index Fund	76,835
42,270	ProShares UltraShort Euro (2)	835,255
3,182	ProShares UltraShort Gold (2)	190,252
6,050	ProShares UltraShort MSCI Emerging Markets (2)	152,883

	Total Exchange-Traded Funds	1,255,225

	Total Investment Companies (Cost: $7,733,708) (99.3%)	8,986,820

	Total Investments (Cost: $7,733,708) (99.3%)	8,986,820
	Excess of Other Assets over Liabilities (0.7%)	66,001

	Net Assets (100.0%)	$9,052,821

Notes to the Schedule of Investments:

(1)	Affiliated issuer.
(2)	Non-income producing security.

See accompanying notes to financial statements.

78

TCW Global Moderate Allocation Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Diversified U.S. Equity Funds	49.9%
Diversified U.S. Fixed Income Funds	35.5
Exchange-Traded Funds	13.9

Total	99.3%

See accompanying notes to financial statements.

79

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2012

	TCW Concentrated Value Fund		TCW Dividend Focused Fund	TCW Growth Fund		TCW Growth Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$8,299		$699,789	$2,081		$76,117
Receivable for Securities Sold	—		—	2		1,136
Receivable for Fund Shares Sold	2		3,061	—		28
Interest and Dividends Receivable	4		302	3		14
Foreign Tax Reclaims Receivable	—		3	—		—
Receivable from Investment Advisor	—		—	6		—

Total Assets	8,305		703,155	2,092		77,295

LIABILITIES
Payable for Securities Purchased	—		267	2		—
Payable for Fund Shares Redeemed	399		932	—		358
Accrued Directors’ Fees and Expenses	7		7	7		7
Accrued Compliance Expense	—	(2)	1	—	(2)	—	(2)
Accrued Management Fees	4		483	—		67
Accrued Distribution Fees	—	(2)	142	—	(2)	2
Other Accrued Expenses	27		139	14		45

Total Liabilities	437		1,971	23		479

NET ASSETS	$7,868		$701,184	$2,069		$76,816

NET ASSETS CONSIST OF:
Paid-in Capital	$17,725		$900,626	$3,799		$65,481
Accumulated Net Realized Gain (Loss) on Investments	(10,012)		(274,139)	(1,758)		553
Unrealized Appreciation of Investments	101		74,385	58		10,782
Undistributed Net Investment Income (Loss)	54		312	(30)		—

NET ASSETS	$7,868		$701,184	$2,069		$76,816

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$7,007		$99,787	$1,988		$66,951

N Class Share	$861		$601,397	$81		$9,865

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	574,404		8,481,301	88,876		4,825,399

N Class Share	71,087		50,455,137	3,622		713,629

NET ASSET VALUE PER SHARE: (4)
I Class Share	$12.20		$11.77	$22.37		$13.87

N Class Share	$12.11		$11.92	$22.39		$13.82

(1)	The identified cost for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Growth Fund and the TCW Growth Equities Fund at October 31, 2012 was $8,198, $625,404, $2,023 and $65,335, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Growth Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Growth Equities Fund is 4,000,000,000 for each of the I Class and the N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

80

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2012

	TCW International Small Cap Fund		TCW Relative Value Large Cap Fund	TCW Select Equities Fund	TCW Small Cap Growth Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$29,507		$791,227	$1,095,960	$948,692
Receivable for Securities Sold	1,055		789	1,781	67,234
Receivable for Fund Shares Sold	111		2,126	2,270	1,893
Interest and Dividends Receivable	16		396	164	201
Foreign Tax Reclaims Receivable	1		4	—	—

Total Assets	30,690		794,542	1,100,175	1,018,020

LIABILITIES
Payable for Securities Purchased	548		—	2,263	—
Payable for Fund Shares Redeemed	23		1,622	1,918	2,023
Accrued Directors’ Fees and Expenses	7		7	7	7
Accrued Compliance Expense	—	(2)	1	1	3
Accrued Management Fees	19		538	748	967
Accrued Distribution Fees	3		12	68	45
Other Accrued Expenses	21		154	198	295

Total Liabilities	621		2,334	5,203	3,340

NET ASSETS	$30,069		$792,208	$1,094,972	$1,014,680

NET ASSETS CONSIST OF:
Paid-in Capital	$35,556		$855,395	$823,391	$1,010,765
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency	(7,187)		(137,457)	14,224	(87,515)
Unrealized Appreciation of Investments	931		68,488	258,290	100,547
Undistributed Net Investment Income (Loss)	769		5,782	(933)	(9,117)

NET ASSETS	$30,069		$792,208	$1,094,972	$1,014,680

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$18,354		$741,996	$802,524	$828,435

N Class Share	$11,715		$50,212	$292,448	$186,245

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	2,344,000		49,765,611	40,503,019	30,983,608

N Class Share	1,497,609		3,373,269	15,521,698	7,275,746

NET ASSET VALUE PER SHARE: (4)
I Class Share	$7.83		$14.91	$19.81	$26.74

N Class Share	$7.82		$14.89	$18.84	$25.60

(1)	The identified cost for the TCW International Small Cap Fund, the TCW Relative Value Large Cap Fund, the TCW Select Equities Fund and the TCW Small Cap Growth Fund at October 31, 2012 was $28,576, $722,739, $837,670 and $848,145, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW International Small Cap Fund, the TCW Relative Value Large Cap Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Select Equities Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Small Cap Growth Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

81

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2012

	TCW SMID Cap Growth Fund		TCW Value Opportunities Fund		TCW Global Conservative Allocation Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$38,700		$128,165		$1,282
Investment in Affiliated Issuers, at Value (1)	—		—		13,927
Cash	—		—		282
Receivable for Securities Sold	698		—		—
Receivable for Fund Shares Sold	—	(2)	298		1
Interest and Dividends Receivable	48		9		44

Total Assets	39,446		128,472		15,536

LIABILITIES
Payable for Securities Purchased	9		277		—
Payable for Fund Shares Redeemed	182		44		—
Accrued Directors’ Fees and Expenses	7		7		7
Accrued Compliance Expense	—	(2)	—	(2)	—	(2)
Accrued Management Fees	26		95		—
Accrued Distribution Fees	4		7		—	(2)
Other Accrued Expenses	18		52		9

Total Liabilities	246		482		16

NET ASSETS	$39,200		$127,990		$15,520

NET ASSETS CONSIST OF:
Paid-in Capital	$46,308		$125,960		$14,340
Accumulated Net Realized Loss on Investments	(8,577)		(16,184)		(214)
Unrealized Appreciation of Investments	1,729		18,024		1,088
Undistributed Net Investment Income (Loss)	(260)		190		306

NET ASSETS	$39,200		$127,990		$15,520

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$22,084		$95,698		$14,705

N Class Share	$17,116		$32,292		$815

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	2,151,474		4,760,967		1,347,936

N Class Share	1,667,224		1,636,022		74,802

NET ASSET VALUE PER SHARE: (4)
I Class Share	$10.26		$20.10		$10.91

N Class Share	$10.27		$19.74		$10.89

(1)	The identified cost for the TCW SMID Cap Growth Fund, the TCW Value Opportunities Fund and the TCW Global Conservative Allocation Fund at October 31, 2012 was $36,971, $110,141 and $14,121, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW SMID Cap Growth Fund, the TCW Value Opportunities Fund and the TCW Global Conservative Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

82

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2012

	TCW Global Flexible Allocation Fund		TCW Global Moderate Allocation Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$334		$1,255
Investment in Affiliated Issuers, at Value (1)	1,053		7,732
Cash	13		136
Receivable for Fund Shares Sold	1		2
Interest and Dividends Receivable	1		16
Receivable from Investment Advisor	7		—

Total Assets	1,409		9,141

LIABILITIES
Payable for Securities Purchased	—	(2)	4
Payable for Fund Shares Redeemed	—	(2)	66
Accrued Directors’ Fees and Expenses	7		7
Accrued Compliance Expense	—	(2)	—	(2)
Accrued Management Fees	—		—
Accrued Distribution Fees	—	(2)	—	(2)
Other Accrued Expenses	8		11

Total Liabilities	15		88

NET ASSETS	$1,394		$9,053

NET ASSETS CONSIST OF:
Paid-in Capital	$1,335		$7,490
Accumulated Net Realized Gain (Loss) on Investments	(73)		211
Unrealized Appreciation of Investments	137		1,253
Undistributed Net Investment Income (Loss)	(5)		99

NET ASSETS	$1,394		$9,053

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,394		$8,793

N Class Share	$—	(2)	$260

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	166,686		943,132

N Class Share	1		27,636

NET ASSET VALUE PER SHARE: (4)
I Class Share	$8.37		$9.32

N Class Share	$8.37		$9.42

(1)	The identified cost for the TCW Global Flexible Allocation Fund and the TCW Global Moderate Allocation Fund at October 31, 2012 was $1,250 and $7,734, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Global Flexible Allocation Fund and the TCW Global Moderate Allocation Fund is 2,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

83

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2012

	TCW Concentrated Value Fund		TCW Dividend Focused Fund		TCW Growth Fund		TCW Growth Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$333	(1)	$17,789	(1)	$230	(1)	$626 (1)
Interest	—	(2)	1		—	(2)	— (2)

Total	333		17,790		230		626

Expenses:
Management Fees	134		4,703		193		944
Accounting Services Fees	5		72		6		13
Administration Fees	7		72		10		20
Transfer Agent Fees:
I Class	8		13		7		38
N Class	7		401		6		16
Custodian Fees	8		17		26		17
Professional Fees	37		54		22		39
Directors’ Fees and Expenses	22		22		22		22
Registration Fees:
I Class	13		18		10		16
N Class	9		37		9		15
Distribution Fees:
N Class	2		1,409		2		24
Compliance Expense	—	(2)	12		—	(2)	2
Shareholder Reporting Expense	1		6		—	(2)	4
Other	11		110		10		23

Total	264		6,946		323		1,193
Less Expenses Borne by Investment Advisor:
I Class	1		—		49		9
N Class	19		—		18		51

Net Expenses	244		6,946		256		1,133

Net Investment Income (Loss)	89		10,844		(26)		(507)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Loss on Investments	1,289		1,331		2,370		1,304
Change in Unrealized Appreciation (Depreciation) on Investments	1,174		86,987		421		(1,852)

Net Realized and Unrealized Gain (Loss) on Investments	2,463		88,318		2,791		(548)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,552		$99,162		$ 2,765		$(1,055)

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW Concentrated Value Fund, the TCW Dividend Focused Fund, the TCW Growth Fund and the TCW Growth Equities Fund were $0, $8, $1 and $8, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

84

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2012

	TCW International Small Cap Fund		TCW Relative Value Large Cap Fund	TCW Select Equities Fund		TCW Small Cap Growth Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$708	(1)	$12,605	$7,468	(1)	$3,219 (1)
Interest	—	(2)	2	3		3

Total	708		12,607	7,471		3,222

Expenses:
Management Fees	215		4,660	6,685		11,601
Accounting Services Fees	6		72	104		138
Administration Fees	11		69	97		148
Transfer Agent Fees:
I Class	8		398	234		834
N Class	7		16	172		193
Custodian Fees	29		19	29		97
Professional Fees	32		54	87		77
Directors’ Fees and Expenses	23		22	23		22
Registration Fees:
I Class	17		66	61		66
N Class	17		21	61		21
Distribution Fees:
N Class	28		121	738		515
Compliance Expense	1		10	16		33
Shareholder Reporting Expense	—	(2)	6	16		14
Other	21		108	144		319

Total	415		5,642	8,467		14,078
Less Expenses Borne by Investment Advisor:
N Class	22		—	—		—

Net Expenses	393		5,642	8,467		14,078

Net Investment Income (Loss)	315		6,965	(996)		(10,856)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized (Loss) on:
Investments	(2,920)		(4,265)	18,906		(77,342)
Foreign Currency	(40)		—	—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,397		78,022	59,408		48,921
Foreign Currency	—	(2)	—	—		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	437		73,757	78,314		(28,421)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$752		$80,722	$77,318		$(39,277)

(1)	Net of foreign taxes withheld. Total amounts withheld for the TCW International Small Cap Fund, the TCW Select Equities Fund and the TCW Small Cap Growth Fund were $16, $32 and $30, respectively.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

85

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2012

	TCW SMID Cap Growth Fund	TCW Value Opportunities Fund		TCW Global Conservative Allocation Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$186 (1)	$2,380		$—	(2)
Dividends from Investment in Affiliated Issuers	—	—		469
Interest	— (2)	—	(2)	—

Total	186	2,380		469

Expenses:
Management Fees	417	1,059		—
Accounting Services Fees	7	15		4
Administration Fees	17	23		8
Transfer Agent Fees:
I Class	7	48		7
N Class	8	49		7
Custodian Fees	30	23		4
Professional Fees	33	60		20
Directors’ Fees and Expenses	22	23		23
Registration Fees:
I Class	7	16		10
N Class	10	15		9
Distribution Fees:
N Class	47	82		2
Compliance Expense	1	2		—	(2)
Shareholder Reporting Expense	1	11		1
Other	11	36		9

Total	618	1,462		104
Less Expenses Borne by Investment Advisor:
I Class	36	—		—
N Class	82	42		16

Net Expenses	500	1,420		88

Net Investment Income (Loss)	(314)	960		381

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(6,027)	6,967		18
Investments in Affiliated Issuers	—	—		(249)
Realized Gain Distributed from Affiliated Issuers	—	—		58
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,532	11,798		(77)
Investments in Affiliated Issuers	—	—		908

Net Realized and Unrealized Gain (Loss) on Investments	(495)	18,765		658

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(809)	$19,725		$1,039

(1)	Net of foreign taxes withheld. Total amount withheld for the TCW SMID Cap Growth Fund was $3.
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

86

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2012

	TCW Global Flexible Allocation Fund		TCW Global Moderate Allocation Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$2		$—	(1)
Dividends from Investment in Affiliated Issuers	18		233

Total	20		233

Expenses:
Accounting Services Fees	3		4
Administration Fees	5		8
Transfer Agent Fees:
I Class	7		7
N Class	7		7
Custodian Fees	5		5
Professional Fees	20		20
Directors’ Fees and Expenses	22		22
Registration Fees:
I Class	10		10
N Class	10		10
Distribution Fees:
N Class	—	(1)	—	(1)
Compliance Expense	—	(1)	—	(1)
Shareholder Reporting Expense	—	(1)	1
Other	6		8

Total	95		102
Less Expenses Borne by Investment Advisor:
I Class	59		—
N Class	16		16

Net Expenses	20		86

Net Investment Income	—	(1)	147

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(44)		(94)
Investments in Affiliated Issuers	—	(1)	347
Realized Gain Distributed from Affiliated Issuers	7		91
Change in Unrealized Appreciation on:
Investments	27		80
Investments in Affiliated Issuers	61		244

Net Realized and Unrealized Gain on Investments	51		668

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51		$815

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

87

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Concentrated Value Fund		TCW Dividend Focused Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$89	$92	$10,844	$9,539
Net Realized Gain on Investments	1,289	9,143	1,331	47,901
Change in Unrealized Appreciation (Depreciation) on Investments	1,174	(5,663)	86,987	(9,882)

Increase in Net Assets Resulting from Operations	2,552	3,572	99,162	47,558

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(75)	(83)	(1,297)	(1,131)
N Class	—	(2)	(8,953)	(7,554)

Total Distributions to Shareholders	(75)	(85)	(10,250)	(8,685)

NET CAPITAL SHARE TRANSACTIONS
I Class	(17,854)	(12,520)	37,363	(6,225)
N Class	(112)	(32,681)	6,389	(72,230)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(17,966)	(45,201)	43,752	(78,455)

Increase (Decrease) in Net Assets	(15,489)	(41,714)	132,664	(39,582)
NET ASSETS
Beginning of Year	23,357	65,071	568,520	608,102

End of Year	$7,868	$23,357	$701,184	$568,520

Undistributed Net Investment Income	$54	$40	$312	$122

See accompanying notes to financial statements.

88

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Growth Fund			TCW Growth Equities Fund
	Year Ended October 31, 2012		Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(26)		$(82)	$(507)	$(866)
Net Realized Gain on Investments	2,370		221	1,304	7,636
Change in Unrealized Appreciation (Depreciation) on Investments	421		(499)	(1,852)	(989)

Increase (Decrease) in Net Assets Resulting from Operations	2,765		(360)	(1,055)	5,781

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(7)		—	—	—
N Class	(—	)(1)	—	—	—
Distributions from Net Realized Gain:
I Class	(95)		—	(3,325)	—
N Class	(2)		—	(352)	—

Total Distributions to Shareholders	(104)		—	(3,677)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(26,702)		25,796	(19,739)	(15,942)
N Class	(657)		134	703	(1,740)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(27,359)		25,930	(19,036)	(17,682)

Increase (Decrease) in Net Assets	(24,698)		25,570	(23,768)	(11,901)
NET ASSETS
Beginning of Year	26,767		1,197	100,584	112,485

End of Year	$2,069		$26,767	$76,816	$100,584

Undistributed Net Investment Income (Loss)	$(30)		$—	$—	$—

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

89

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Small Cap Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2012	February 28, 2011 (Commencement of Operations) through October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$315	$(97)	$6,965	$4,056
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(2,960)	(3,452)	(4,265)	13,027
Change in Unrealized Appreciation (Depreciation) on Investments	3,397	(2,466)	78,022	8,365

Increase (Decrease) in Net Assets Resulting from Operations	752	(6,015)	80,722	25,448

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(138)	—	(3,769)	(4,112)
N Class	(90)	—	(224)	(577)

Total Distributions to Shareholders	(228)	—	(3,993)	(4,689)

NET CAPITAL SHARE TRANSACTIONS
I Class	5,034	16,207	274,786	3,768
N Class	331	13,988	(6,377)	(19,066)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,365	30,195	268,409	(15,298)

Increase in Net Assets	5,889	24,180	345,138	5,461
NET ASSETS
Beginning of Year	24,180	—	447,070	441,609

End of Year	$30,069	$24,180	$792,208	$447,070

Undistributed Net Investment Income (Loss)	$769	$(122)	$5,782	$2,810

See accompanying notes to financial statements.

90

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Select Equities Fund		TCW Small Cap Growth Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Loss	$(996)	$(1,694)	$(10,856)	$(10,026)
Net Realized Gain (Loss) on Investments	18,906	16,737	(77,342)	20,821
Change in Unrealized Appreciation (Depreciation) on Investments	59,408	48,317	48,921	(3,762)

Increase (Decrease) in Net Assets Resulting from Operations	77,318	63,360	(39,277)	7,033

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Realized Gain:
I Class	(5,514)	—	—	—
N Class	(3,171)	—	—	—

Total Distributions to Shareholders	(8,685)	—	—	—

NET CAPITAL SHARE TRANSACTIONS
I Class	322,140	(2,924)	(98,314)	360,173
N Class	89,845	39,545	(42,615)	55,724

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	411,985	36,621	(140,929)	415,897

Increase (Decrease) in Net Assets	480,618	99,981	(180,206)	422,930
NET ASSETS
Beginning of Year	614,354	514,373	1,194,886	771,956

End of Year	$1,094,972	$614,354	$1,014,680	$1,194,886

Undistributed Net Investment Income (Loss)	$(933)	$63	$(9,117)	$—

See accompanying notes to financial statements.

91

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW SMID Cap Growth Fund		TCW Value Opportunities Fund
	Year Ended October 31, 2012	November 1, 2010 (Commencement of Operations) through October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$(314)	$(197)	$960	$1,164
Net Realized Gain (Loss) on Investments	(6,027)	(2,550)	6,967	35,322
Change in Unrealized Appreciation (Depreciation) on Investments	5,532	(3,803)	11,798	(19,801)

Increase (Decrease) in Net Assets Resulting from Operations	(809)	(6,550)	19,725	16,685

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	—	(614)	(1,302)
N Class	—	—	(11)	(349)

Total Distributions to Shareholders	—	—	(625)	(1,651)

NET CAPITAL SHARE TRANSACTIONS
I Class	(598)	26,263	(17,829)	(63,261)
N Class	(5,377)	26,271	(5,739)	(25,747)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(5,975)	52,534	(23,568)	(89,008)

Increase (Decrease) in Net Assets	(6,784)	45,984	(4,468)	(73,974)
NET ASSETS
Beginning of Year	45,984	—	132,458	206,432

End of Year	$39,200	$45,984	$127,990	$132,458

Undistributed Net Investment Income (Loss)	$(260)	$(1)	$190	$92

See accompanying notes to financial statements.

92

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Conservative Allocation Fund		TCW Global Flexible Allocation Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$381	$149	$— (1)	$5
Net Realized Gain (Loss) on Investments	(173)	260	(37)	16
Change in Unrealized Appreciation (Depreciation) on Investments	831	(224)	88	3

Increase in Net Assets Resulting from Operations	1,039	185	51	24

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(197)	(88)	(31)	(14)
N Class	(16)	(5)	— (1)	(1)
Distributions from Net Realized Gain:
I Class	(229)	(212)	(8)	—
N Class	(19)	(11)	— (1)	—

Total Distributions to Shareholders	(461)	(316)	(39)	(15)

NET CAPITAL SHARE TRANSACTIONS
I Class	2,798	6,702	(181)	(805)
N Class	(361)	979	(98)	2

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	2,437	7,681	(279)	(803)

Increase (Decrease) in Net Assets	3,015	7,550	(267)	(794)
NET ASSETS
Beginning of Year	12,505	4,955	1,661	2,455

End of Year	$15,520	$12,505	$1,394	$1,661

Undistributed Net Investment Income (Loss)	$306	$133	$(5)	$10

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

93

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Moderate Allocation Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$147	$244
Net Realized Gain on Investments	344	570
Change in Unrealized Appreciation (Depreciation) on Investments	324	(40)

Increase in Net Assets Resulting from Operations	815	774

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(227)	(293)
N Class	—	(1)
Distributions from Net Realized Gain:
I Class	(438)	—
N Class	— (1)	—

Total Distributions to Shareholders	(665)	(294)

NET CAPITAL SHARE TRANSACTIONS
I Class	(3,413)	(7,040)
N Class	147	— (1)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(3,266)	(7,040)

Decrease in Net Assets	(3,116)	(6,560)
NET ASSETS
Beginning of Year	12,169	18,729

End of Year	$9,053	$12,169

Undistributed Net Investment Income	$99	$169

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

94

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2012

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 21 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 13 Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified U.S. Equity Funds

TCW Concentrated Value Fund	Seeks long-term capital appreciation by investing in equity securities of 25 to 40 large capitalization companies.

TCW Dividend Focused Fund	Seeks high level of dividend income by investing equity securities issued by companies that have a record of paying dividends.

TCW Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the range of companies comprising the Russell 3000® Growth Index.

TCW Growth Equities Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the range of companies comprising the Russell Midcap® Growth Index.

TCW Relative Value Large Cap Fund	Seeks capital appreciation by investing in equity securities of large capitalization companies; current income is a secondary investment objective.

TCW Select Equities Fund	Seeks long-term capital appreciation by investing in equity securities of mid and large capitalization companies.

TCW Small Cap Growth Fund	Seeks long-term capital appreciation by investing in equity securities issued by small capitalization growth companies.

TCW Value Opportunities Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the ranges of companies comprising the Russell Midcap® Value Index.

Non-Diversified International Equity Fund

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing in equity securities of small capitalization companies that are domiciled outside the United States.

95

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective

Non-Diversified U.S. Equity Fund

TCW SMID Cap Growth Fund	Seeks long-term capital appreciation by investing primarily in equity securities issued by companies with market capitalization within the range of companies comprising the Russell 2500® Growth Index.

Fund of Funds

TCW Global Conservative Allocation Fund	Seeks current income and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

TCW Global Flexible Allocation Fund	Seeks long-term capital appreciation by investing in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund invests between 50% and 100% of its net assets in equity funds and between 10% and 50% in fixed income funds. The Fund also invests in ETFs and ETNs.

TCW Global Moderate Allocation Fund	Seeks long-term capital appreciation and secondarily current income by investing in a combination of (i) equity funds that utilize diverse investment styles, such as growth and/or value investing, and (ii) fixed income funds. The Fund invests between 40% and 80% of its net assets in equity funds and between 20% and 80% in fixed income funds. The Fund also invests in ETFs and ETNs.

All Equity Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Global Conservative Allocation Fund, TCW Global Flexible Allocation Fund and the TCW Global Moderate Allocation Fund (collectively, “Allocation Funds”) invest in other TCW Funds along with Metropolitan West Funds which are affiliated funds.

96

TCW Funds, Inc.

October 31, 2012

Note 1 — Organization (Continued)

The ownership percentage of Allocation Funds in each of the underlying funds at October 31, 2012 is as follows:

Name of Affiliated Issuer	TCW Global Conservative Allocation Fund (1)	TCW Global Flexible Allocation Fund (1)		TCW Global Moderate Allocation Fund (1)
Metropolitan West High Yield Bond Fund	N/A	0.00	% (2)	0.02%
Metropolitan West Total Return Bond Fund	N/A	N/A		0.00	% (2)
TCW Emerging Markets Income Fund	N/A	0.00	% (2)	N/A
TCW Growth Equities Fund	0.46%	0.07%		0.50%
TCW Relative Value Large Cap Fund	0.12%	0.03%		0.14%
TCW Select Equities Fund	0.33%	0.04%		0.25%
TCW Small Cap Growth Fund	N/A	0.00	% (2)	N/A
TCW Total Return Bond Fund	0.11%	0.00	% (2)	0.03%
TCW Value Opportunities Fund	N/A	0.04%		0.25%

(1)	Percentage ownership based on total net assets of the underlying fund.
(2)	Amounts round to less than 0.01%.

The financial statements of the Metropolitan West High Yield Bond Fund, the Metropolitan West Total Return Bond Fund and the TCW Emerging Markets Income Fund are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov. Financial statements for the remaining underlying funds are included in this report.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of that Class on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations:    Securities listed or traded on the New York, NASDAQ or other stock exchanges are valued at the latest sale price (or official closing price as reported) on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price, as furnished by independent pricing services. Investments held in the Allocation Funds are valued based on the net asset value per share of the underlying funds.

The Company has adopted, after the approval by the Company’s Board of Directors, a fair valuation methodology for foreign equity securities (exclusive of Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on a foreign exchange that has been closed for a period of time due to time zone difference. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and is not to be dependent on certain thresholds or triggers.

97

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Other short-term debt securities are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value of the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale or bid prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company’s Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

98

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are typically valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Options contracts.    Exchange listed option contracts traded on securities exchanges are fair value based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise, the fair value would categorized as Level 3. Option contracts traded over-the-counter (OTC) are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Short-term investments.    Short-term investments maturing within 60 days are valued using amortized cost, which is used if it approximates market value, and are reflected as Level 2.

As of October 31, 2012, the Funds, with the exception of the TCW International Small Cap Fund, categorized their investments at Level 1, with the corresponding industries as represented in the Schedule of Investments, and all short-term investments at Level 2, as of October 31, 2012.

99

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following is a summary of the inputs used as of October 31, 2012 in valuing the TCW International Small Cap Fund investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Capital Markets	$225,282	$—	$—	$225,282
Chemicals	—	461,006	—	461,006
Commercial Banks	525,606	1,043,246	—	1,568,852
Commercial Services & Supplies	621,293	515,456	—	1,136,749
Consumer Finance	—	410,614	—	410,614
Diversified Financial Services	—	1,995,937	—	1,995,937
Energy Equipment & Services	—	435,644	—	435,644
Hotels, Restaurants & Leisure	—	416,281	—	416,281
Household Durables	328,648	—	—	328,648
Independent Power Producers & Energy Traders	—	648,343	—	648,343
Internet Software & Services	235,000	275,195	—	510,195
IT Services	—	969,928	—	969,928
Machinery	—	484,925	—	484,925
Media	—	496,760	—	496,760
Metals & Mining	4,630,450	3,348,737	—	7,979,187
Multiline Retail	—	1,106,873	—	1,106,873
Oil, Gas & Consumable Fuels	4,068,785	1,099,864	—	5,168,649
Paper & Forest Products	484,526	—	—	484,526
Professional Services	615,642	—	—	615,642
Real Estate Management & Development	280,643	1,301,170	—	1,581,813
Road & Rail	—	463,925	—	463,925
Specialty Retail	—	997,902	—	997,902
Textiles, Apparel & Luxury Goods	—	486,036	—	486,036

Total Common Stock	12,015,875	16,957,842	—	28,973,717

Purchased Options	—	186,083	—	186,083

Short-Term Investment	—	347,431	—	347,431

Total Investments	$12,015,875	$17,491,356	$—	$29,507,231

The TCW International Small Cap Fund had one transfer of $334,942 out of Level 1 and into Level 2 of the fair value hierarchy during the year ended October 31, 2012 due to fair valuation of a foreign security as described previously. None of the other Funds had any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2012.

The Funds held no investments or other financial instruments at October 31, 2012 whose fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts including original issue discounts are amortized using an effective yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

100

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2012, the TCW International Small Cap Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (dollar amounts in thousands):

	Equity Risk	Foreign Exchange Risk	Total
Statements of Asset and Liabilities
Asset Derivatives
Investments, at Value (1)	—	186	186

Total Value	$—	$186	$186

Realized Gain (Loss)
Investments (2)	(431)	—	(431)

Total Realized Gain (Loss)	$(431)	$—	$(431)

Statement of Operations
Change in Appreciation (Depreciation)
Investments (3)	—	(347)	(347)

Total Change in Appreciation (Depreciation)	$—	$(347)	$(347)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	224	291,667	291,891

(1)	Represents purchased options, at value.
(2)	Represents realized loss for purchased options during the year.
(3)	Represents change in unrealized appreciation (depreciation) for purchased options during the year.
†	Amount disclosed represent average number of contracts or notional amounts, which is indicative of the volume of the derivative type, for the months that the fund held such derivatives during the year ended October 31, 2012.

101

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Options.    The TCW International Small Cap Fund purchased call and put options on securities and on foreign currencies. A Fund may purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. TCW International Small Cap Fund used purchase options as a hedge against general U.S. dollar strength for the portfolio, and the Fund is using the Japanese Yen as the currency of choice. Option contracts purchased by the Funds and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank until maturity of the repurchase agreements. Provisions of the agreements

102

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2012.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution and administrative services fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Dividend Focused Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Equity Funds and Allocation Funds declare and pay, or reinvest, dividends from net investment income annually. Distribution capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable

103

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2012 and 2011, the Funds below realized, on a tax basis, the following net realized loss on security transactions (amounts in thousands):

	Net Realized Loss
	2012	2011
TCW Growth Fund	$1,753	$—
TCW International Small Cap Fund	2,885	3,423
TCW Relative Value Large Cap Fund	4,386	—
TCW Small Cap Growth Fund	78,610	—
TCW SMID Cap Growth Fund	5,723	2,116
TCW Global Conservative Allocation Fund	198	—
TCW Global Flexible Allocation Fund	53	—

At October 31, 2012, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$53	$—	$53
TCW Dividend Focused Fund	312	—	312
TCW Growth Equities Fund	836	—	836
TCW International Small Cap Fund	1,556	—	1,556
TCW Relative Value Large Cap Fund	5,782	—	5,782
TCW Select Equities Fund	—	16,541	16,541
TCW Value Opportunities Fund	63	68	131
TCW Global Conservative Allocation Fund	306	—	306
TCW Global Moderate Allocation Fund	229	108	337

At the end of the previous fiscal year, October 31, 2011, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Concentrated Value Fund	$40	$—	$40
TCW Dividend Focused Fund	122	—	122
TCW Growth Fund	61	34	95
TCW Growth Equities Fund	—	3,668	3,668
TCW International Small Cap Fund	203	—	203
TCW Relative Value Large Cap Fund	2,810	—	2,810
TCW Select Equities Fund	—	8,464	8,464
TCW Global Conservative Allocation Fund	160	221	381
TCW Global Flexible Allocation Fund	27	7	34
TCW Global Moderate Allocation Fund	465	141	606

104

TCW Funds, Inc.

October 31, 2012

Note 3 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2012, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Dividend Focused Fund	$(404)	$404	$— (1)
TCW Growth Fund	3	(4,059)	4,056
TCW Growth Equities Fund	507	(693)	186
TCW International Small Cap Fund	804	(804)	—
TCW Select Equities Fund	— (1)	(3,003)	3,003
TCW Small Cap Growth Fund	1,739	—	(1,739)
TCW SMID Cap Growth Fund	55	—	(55)
TCW Value Opportunities Fund	(237)	230	7
TCW Global Conservative Allocation Fund	5	(5)	— (1)
TCW Global Flexible Allocation Fund	16	(14)	(2)
TCW Global Moderate Allocation Fund	10	(103)	93

(1)	Amount rounds to less than $1.

During the year ended October 31, 2012, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$75	$—	$75
TCW Dividend Focused Fund	10,250	—	10,250
TCW Growth Fund	69	35	104
TCW Growth Equities Fund	9	3,668	3,677
TCW International Small Cap Fund	228	—	228
TCW Relative Value Large Cap Fund	3,993	—	3,993
TCW Select Equities Fund	—	8,685	8,685
TCW Value Opportunities Fund	625	—	625
TCW Global Conservative Allocation Fund	240	221	461
TCW Global Flexible Allocation Fund	7	32	39
TCW Global Moderate Allocation Fund	523	142	665

For the previous fiscal year ended October 31, 2011, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Concentrated Value Fund	$85	$—	$85
TCW Dividend Focused Fund	8,685	—	8,685
TCW Relative Value Large Cap Fund	4,689	—	4,689
TCW Value Opportunities Fund	1,651	—	1,651
TCW Global Conservative Allocation Fund	131	185	316
TCW Global Flexible Allocation Fund	15	—	15
TCW Global Moderate Allocation Fund	294	—	294

105

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Federal Income Taxes (Continued)

At October 31, 2012, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation	Cost of Investments for Federal Income Tax Purposes
TCW Concentrated Value Fund	$787	$(697)	$90	$8,209
TCW Dividend Focused Fund	112,429	(37,561)	74,868	624,921
TCW Growth Fund	170	(117)	53	2,028
TCW Growth Equities Fund	14,342	(3,843)	10,499	65,618
TCW International Small Cap Fund	1,353	(2,089)	(736)	30,243
TCW Relative Value Large Cap Fund	99,364	(33,796)	65,568	725,659
TCW Select Equities Fund	268,202	(11,270)	256,932	839,028
TCW Small Cap Growth Fund	130,415	(37,815)	92,600	856,092
TCW SMID Cap Growth Fund	3,293	(2,302)	991	37,709
TCW Value Opportunities Fund	21,160	(5,277)	15,883	112,282
TCW Global Conservative Allocation Fund	1,124	(52)	1,072	14,137
TCW Global Flexible Allocation Fund	143	(26)	117	1,270
TCW Global Moderate Allocation Fund	1,291	(65)	1,226	7,761

At October 31, 2012, the following Funds had net realized loss carryforwards for federal income tax purposes (amount in thousands):

	Expiring In
	2015	2016	2017	2019
TCW Concentrated Value Fund	$—	$—	$10,001	$—
TCW Dividend Focused Fund	—	75,370	199,251	—
TCW Relative Value Large Cap Fund	—	70,168	59,982	—
TCW Small Cap Growth Fund	—	959	—	—
TCW SMID Cap Growth Fund	—	—	—	2,116
TCW Value Opportunities Fund	7,910	6,075	—	—

Utilization of the loss is subject to limitations under Section 382 of the Internal Revenue Code.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of the ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Therefore, in addition to the above table, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Growth Fund	$1,131	$622	$1,753
TCW International Small Cap Fund	5,399	909	6,308
TCW Relative Value Large Cap Fund	4,386	—	4,386
TCW Small Cap Growth Fund	62,912	15,698	78,610
TCW SMID Cap Growth Fund	4,439	1,284	5,723
TCW Global Conservative Allocation	198	—	198
TCW Global Flexible Allocation Fund	35	18	53

106

TCW Funds, Inc.

October 31, 2012

Note 3 — Federal Income Taxes (Continued)

The Funds did not have any unrecognized tax benefits at October 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2012. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

For year ended October 31, 2012, the TCW Growth Fund had net realized gain attributed to redemption in-kind of $4,061 (amounts in thousands).

Note 4 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Concentrated Value Fund	0.65%
TCW Dividend Focused Fund	0.75%
TCW Growth Fund	0.75%
TCW Growth Equities Fund	1.00%
TCW International Small Cap Fund	0.75%
TCW Relative Value Large Cap Fund	0.75%
TCW Select Equities Fund	0.75%
TCW Small Cap Growth Fund	1.00%
TCW SMID Cap Growth Fund	1.00%
TCW Value Opportunities Fund	0.80%

The Allocation Funds do not pay management fees to the Advisor; however, the Allocation Funds pay management fees to the Advisor indirectly, as a shareholder in the affiliated funds. In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Company’s compliance program as required by the Securities Exchange Commission. These amounts are allocated to each Fund based on the net management fees paid and are included in the Statements of Operations.

The Advisor limited the operating expenses (excluding interest and acquired fund fees and expenses, if any) for the following funds, at class level, to the average of total expense ratios as reported by Lipper, Inc. (“Lipper Average”) for each Fund’s respective investment objective, which changed on a monthly basis. This expense limitation is voluntary and is terminable on a six months notice. The Lipper Average expense ratios, in effect as of October 31, 2012, as they relate to each Fund were as follows:

TCW Concentrated Value Fund	1.16%
TCW Dividend Focused Fund	1.25%
TCW Relative Value Large Cap Fund	1.21%
TCW Select Equities Fund	1.31%
TCW Small Cap Growth Fund	1.47%

In addition, the Advisor agreed, contractually, to limit the operating expenses (excluding interest and acquired fund fees and expenses, if any) for the following funds, at class level, not to exceed:

TCW Global Conservative Allocation Fund	0.86%
TCW Global Flexible Allocation Fund	1.23%
TCW Global Moderate Allocation Fund	0.94%
TCW Growth Fund	0.99%
TCW Growth Equities Fund	1.20%
TCW International Small Cap Fund	1.44%
TCW SMID Cap Growth Fund	1.20%
TCW Value Opportunities Fund	1.28%

107

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Fund Management Fees and Other Expenses (Continued)

These limits are in effect for a minimum of twelve months from the respective effective date.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Note 5 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor, serves as the non-exclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 6 — Transactions with Affiliates

The summary of Allocation Funds transactions in the affiliated funds for the year ended October 31, 2012 is as follows:

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Year (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from and Net Realized Gain (Loss) (In thousands)
TCW Global Conservative Allocation Fund

Metropolitan West Total Return Bond Fund—I Class	242,047	—	242,047	—	$—	$7	$—
TCW Growth Equities Fund—I Class	68,146	7,786	50,721	25,211	349	—	11
TCW Money Market Fund—I Class	—	600,970	600,970	—	—	—	—
TCW Relative Value Large Cap Fund—I Class	123,307	22,724	82,374	63,657	949	8	—
TCW Select Equities Fund—I Class	182,727	55,044	57,358	180,413	3,574	—	33
TCW Total Return Bond Fund—I Class	396,413	595,132	109,851	881,694	9,055	454	14

Total					$13,927	$469	$58

108

TCW Funds, Inc.

October 31, 2012

Note 6 — Transactions with Affiliates (Continued)

Name of Affiliated Issuer	Number of Shares Held Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held End of Period	Value at End of Year (In Thousands)	Dividends and Interest Income Received (In Thousands)		Distributions Received from and Net Realized Gain (Loss) (In thousands)
TCW Global Flexible Allocation Fund

Metropolitan West High Yield Bond Fund—I Class	5,440	886	3,149	3,177	$33	$2		$1
TCW Emerging Markets Income Fund—I Class	17,636	1,742	12,513	6,865	64	4		—
TCW Growth Equities Fund—I Class	8,787	829	5,969	3,647	51	—		2
TCW Relative Value Large Cap Fund—I Class	20,051	3,260	8,098	15,213	227	2		—
TCW Select Equities Fund—I Class	19,723	4,012	4,234	19,501	386	—		4
TCW Small Cap Growth Fund—I Class	3,363	274	2,201	1,436	38	—		—
TCW Value Opportunities Fund—I Class	2,749	554	486	2,817	57	—	(1)	—
TCW Total Return Bond Fund—I Class	5,449	16,546	2,807	19,188	197	10		—	(1)

Total					$1,053	$18		$7

TCW Global Moderate Allocation Fund

Metropolitan West High Yield Bond Fund—I Class	158,151	9,630	123,941	43,840	$456	$52		$15
Metropolitan West Total Return Bond Fund—I Class	74,081	14,229	47,586	40,724	451	20		3
TCW Growth Equities Fund—I Class	85,871	4,099	62,516	27,454	381	—		29
TCW Relative Value Large Cap Fund—I Class	132,834	6,131	64,993	73,972	1,103	12		—
TCW Select Equities Fund—I Class	177,890	11,873	52,930	136,833	2,711	—		39
TCW Total Return Bond Fund—I Class	150,349	152,027	77,321	225,055	2,311	145		5
TCW Value Opportunities Fund—I Class	33,836	1,340	19,296	15,880	319	4		—

Total					$7,732	$233		$91

(1)	Amount rounds to less than $1 (thousand)

109

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2012, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Concentrated Value Fund	$5,060	$22,183	$—	$—
TCW Dividend Focused Fund	195,430	143,329	—	—
TCW Growth Fund	11,681	11,535	—	—
TCW Growth Equities Fund	44,069	70,604	—	—
TCW International Small Cap Fund	42,519	39,468	—	—
TCW Relative Value Large Cap Fund	359,266	118,022	—	—
TCW Select Equities Fund	558,728	169,864	—	—
TCW Small Cap Growth Fund	885,853	1,125,278	—	—
TCW SMID Cap Growth Fund	32,164	41,523	—	—
TCW Value Opportunities Fund	43,237	66,397	—	—
TCW Global Conservative Allocation Fund	9,875	7,595	—	—
TCW Global Flexible Allocation Fund	983	1,300	—	—
TCW Global Moderate Allocation Fund	4,947	8,546	—	—

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Concentrated Value Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	16,687	$198	77,151	$921
Shares Issued upon Reinvestment of Dividends	2,378	26	2,992	36
Shares Redeemed	(1,521,441)	(18,078)	(1,124,260)	(13,477)

Net Decrease	(1,502,376)	$(17,854)	(1,044,117)	$(12,520)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,224	$71	4,258	$49
Shares Issued upon Reinvestment of Dividends	—	—	6	—
Shares Redeemed	(15,557)	(183)	(2,735,311)	(32,730)

Net Decrease	(9,333)	$(112)	(2,731,047)	$(32,681)

TCW Dividend Focused Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,488,737	$51,829	1,595,071	$17,036
Shares Issued upon Reinvestment of Dividends	113,715	1,250	104,342	1,074
Shares Redeemed	(1,462,243)	(15,716)	(2,380,139)	(24,335)

Net Increase (Decrease)	3,140,209	$37,363	(680,726)	$(6,225)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	17,202,495	$194,460	24,429,268	$263,405
Shares Issued upon Reinvestment of Dividends	742,838	8,354	675,809	7,031
Shares Redeemed	(17,453,370)	(196,425)	(31,988,361)	(342,666)

Net Increase (Decrease)	491,963	$6,389	(6,883,284)	$(72,230)

110

TCW Funds, Inc.

October 31, 2012

Note 8 — Capital Share Transactions (Continued)

TCW Growth Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	75,002	$1,617	1,205,431	$25,889
Shares Issued upon Reinvestment of Dividends	110	2	—	—
Shares Redeemed	(27,623)	(592)	(4,087)	(93)
Shares Redeemed through in-kind Redemption	(1,193,161)	(27,729)	—	—

Net Increase (Decrease)	(1,145,672)	$(26,702)	1,201,344	$25,796

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,561	$36	9,696	$220
Shares Issued upon Reinvestment of Dividends	21	— (1)	—	—
Shares Redeemed	(30,032)	(693)	(4,410)	(86)

Net Increase (Decrease)	(28,450)	$(657)	5,286	$134

TCW Growth Equities Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	426,456	$6,122	1,353,213	$20,916
Shares Issued upon Reinvestment of Dividends	134,501	1,803	—	—
Shares Redeemed	(1,947,251)	(27,664)	(2,449,096)	(36,858)

Net Decrease	(1,386,294)	$(19,739)	(1,095,883)	$(15,942)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	323,388	$4,400	272,484	$4,048
Shares Issued upon Reinvestment of Dividends	25,440	340	—	—
Shares Redeemed	(284,804)	(4,037)	(381,051)	(5,788)

Net Increase (Decrease)	64,024	$703	(108,567)	$(1,740)

TCW International Small Cap Fund	Year Ended October 31, 2012		February 28, 2011 (Commencement of Operations) through October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,298,585	$9,925	2,091,847	$19,388
Shares Issued upon Reinvestment of Dividends	20,062	138	—	—
Shares Redeemed	(665,885)	(5,029)	(400,609)	(3,181)

Net Increase	652,762	$5,034	1,691,238	$16,207

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	283,731	$2,185	1,574,577	$14,965
Shares Issued upon Reinvestment of Dividends	13,018	90	—	—
Shares Redeemed	(256,477)	(1,944)	(117,240)	(977)

Net Increase	40,272	$331	1,457,337	$13,988

(1)	Amount rounds to less than $1.

111

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	27,574,402	$391,172	6,201,544	$83,303
Shares Issued upon Reinvestment of Dividends	280,026	3,629	291,461	3,926
Shares Redeemed	(8,491,531)	(120,015)	(6,205,478)	(83,461)

Net Increase	19,362,897	$274,786	287,527	$3,768

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	789,200	$11,379	1,892,173	$26,106
Shares Issued upon Reinvestment of Dividends	16,680	216	41,293	556
Shares Redeemed	(1,304,336)	(17,972)	(3,529,706)	(45,728)

Net Decrease	(498,456)	$(6,377)	(1,596,240)	$(19,066)

TCW Select Equities Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	24,302,956	$468,216	5,551,453	$99,416
Shares Issued upon Reorganization (See Note 11)	—	—	289,634	5,280
Shares Issued upon Reinvestment of Dividends	241,820	4,307	—	—
Shares Redeemed	(7,828,219)	(150,383)	(6,085,175)	(107,620)

Net Increase (Decrease)	16,716,557	$322,140	(244,088)	$(2,924)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	16,129,066	$291,713	4,838,903	$81,029
Shares Issued upon Reorganization (See Note 11)	—	—	502	9
Shares Issued upon Reinvestment of Dividends	184,633	3,133	—	—
Shares Redeemed	(11,297,772)	(205,001)	(2,448,670)	(41,493)

Net Increase	5,015,927	$89,845	2,390,735	$39,545

TCW Small Cap Growth Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	11,648,066	$319,934	20,673,692	$598,314
Shares Redeemed	(15,040,680)	(418,248)	(8,340,601)	(238,141)

Net Increase (Decrease)	(3,392,614)	$(98,314)	12,333,091	$360,173

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,548,101	$40,303	6,912,808	$203,103
Shares Redeemed	(3,176,806)	(82,918)	(5,346,767)	(147,379)

Net Increase (Decrease)	(1,628,705)	$(42,615)	1,566,041	$55,724

112

TCW Funds, Inc.

October 31, 2012

Note 8 — Capital Share Transactions (Continued)

TCW SMID Cap Growth Fund	Year Ended October 31, 2012		November 1, 2010 (Commencement of Operations) through October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	124,844	$1,318	2,279,495	$26,952
Shares Redeemed	(186,922)	(1,916)	(65,943)	(689)

Net Increase (Decrease)	(62,078)	$(598)	2,213,552	$26,263

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	67,424	$700	2,471,884	$29,296
Shares Redeemed	(600,903)	(6,077)	(271,181)	(3,025)

Net Increase (Decrease)	(533,479)	$(5,377)	2,200,703	$26,271

TCW Value Opportunities Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	440,975	$8,176	3,396,327	$64,046
Shares Issued upon Reorganization (See Note 11)	—	—	546,278	9,086
Shares Issued upon Reinvestment of Dividends	25,251	441	37,681	697
Shares Redeemed	(1,396,723)	(26,446)	(7,282,382)	(137,090)

Net Decrease	(930,497)	$(17,829)	(3,302,096)	$(63,261)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	264,503	$4,725	2,560,018	$47,582
Shares Issued upon Reorganization (See Note 11)	—	—	551,306	8,975
Shares Issued upon Reinvestment of Dividends	612	11	9,664	176
Shares Redeemed	(577,840)	(10,475)	(4,426,267)	(82,480)

Net Decrease	(312,725)	$(5,739)	(1,305,279)	$(25,747)

TCW Global Conservative Allocation Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	456,128	$4,817	738,413	$7,753
Shares Issued upon Reinvestment of Dividends	41,575	414	26,946	280
Shares Redeemed	(229,978)	(2,433)	(125,028)	(1,331)

Net Increase	267,725	$2,798	640,331	$6,702

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	27,312	$290	143,370	$1,526
Shares Issued upon Reinvestment of Dividends	2,881	29	846	9
Shares Redeemed	(64,691)	(680)	(54,317)	(556)

Net Increase	(34,498)	$(361)	89,899	$979

113

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Global Flexible Allocation Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	42,232	$349	19,074	$167
Shares Issued upon Reinvestment of Dividends	4,767	38	1,609	14
Shares Redeemed	(68,556)	(568)	(111,814)	(986)

Net Decrease	(21,557)	$(181)	(91,131)	$(805)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	514	$4	281	$2
Shares Issued upon Reinvestment of Dividends	6	— (1)	—	—
Shares Redeemed	(12,470)	(102)	(34)	—

Net Increase (Decrease)	(11,950)	$(98)	247	$2

TCW Global Moderate Allocation Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	44,929	$410	84,890	$798
Shares Issued upon Reinvestment of Dividends	75,819	657	31,221	290
Shares Redeemed	(486,587)	(4,480)	(856,690)	(8,128)

Net Decrease	(365,839)	$(3,413)	(740,579)	$(7,040)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	29,386	$278	—	$—
Shares Issued upon Reinvestment of Dividends	11	— (1)	3	— (1)
Shares Redeemed	(14,371)	(131)	—	—

Net Increase	15,026	$147	3	$— (1)

(1)	Amount rounds to less than $1.

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2012.

Note 10 — Recently Issued Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Funds are in the process of evaluating the disclosure requirements and any impact the new disclosures will have on their financial statements.

114

TCW Funds, Inc.

October 31, 2012

Note 11 — Additional Information

On August 9, 2012, Société Générale (“SocGen”) signed a definitive agreement to sell SocGen’s interest in The TCW Group, Inc. (“TCW”) to The Carlyle Group (“Carlyle”), a global alternative asset manager, and to the management of TCW. Equity for the transaction will come from two Carlyle investment funds, as well as from TCW’s management. As a result of the transaction, TCW management and employees will increase their ownership in the firm to approximately 40% on a fully diluted basis. The transaction is expected to close in the first quarter of 2013.

The Advisor which is a wholly-owned subsidiary of TCW, does not anticipate that TCW’s sale will result in any change in the personnel engaged in the management of the Funds or any change to the investment objective or policies of the Funds. The Advisor’s continued service to the Funds after the transaction has closed is subject to the approval of a new investment advisory agreement by the Company’s Board of Directors and the shareholders of the Funds. Proxy materials were mailed to the shareholders on October 18, 2012.

Note 12 — Subsequent Event

On November 1, 2012, the Company launched a new fund called the TCW International Growth Fund. The Fund’s investment objective is to seek long term capital appreciation by investing in equity securities of companies across all market capitalizations that are domiciled outside the United States or whose primary business operations are outside the United States. The Fund offers both I Class and N Class shares.

On December 18, 2012, the Company announced with the approval by the Board of Directors the liquidation of the TCW Global Flexible Allocation Fund and the TCW Global Moderate Allocation Fund to be effective on February 15, 2013.

On December 17, 2012, the Board approved the name change of the TCW Global Conservative Allocation Fund to the TCW Conservative Allocation Fund. There is no change in the investment objective.

115

TCW Concentrated Value Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.83	$10.99	$9.98	$9.62	$15.72

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05	0.04	0.03	0.10	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.36	(0.17)	1.07	0.33	(6.10)

Total from Investment Operations	1.41	(0.13)	1.10	0.43	(6.04)

Less Distributions:
Distributions from Net Investment Income	(0.04)	(0.03)	(0.09)	(0.07)	(0.06)

Net Asset Value per Share, End of Year	$12.20	$10.83	$10.99	$9.98	$9.62

Total Return	12.94%	(1.23)%	11.05%	4.64%	(38.57)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,007	$22,496	$34,285	$34,867	$38,480
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.19%	0.96%	0.91%	1.00%	1.01%
After Expense Reimbursement	1.19%	N/A	N/A	0.86%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.43%	0.31%	0.32%	1.11%	0.46%
Portfolio Turnover Rate	24.99%	38.18%	53.50%	72.56%	110.17%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

116

TCW Concentrated Value Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011		2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.71	$10.95		$9.94	$9.58	$15.67

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.05	0.00	(2)	0.01	0.06	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.35	(0.24)		1.05	0.34	(6.10)

Total from Investment Operations	1.40	(0.24)		1.06	0.40	(6.03)

Less Distributions:
Distributions from Net Investment Income	—	(0.00	) (2)	(0.05)	(0.04)	(0.06)

Net Asset Value per Share, End of Year	$12.11	$10.71		$10.95	$9.94	$9.58

Total Return	13.07%	(2.19)%		10.71%	4.24%	(38.64)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$861	$861		$30,786	$28,239	$31,710
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.29%	1.18%		1.17%	1.30%	1.28%
After Expense Reimbursement	1.18%	N/A		N/A	1.25%	N/A
Ratio of Net Investment Income to Average Net Assets	0.45%	0.01%		0.05%	0.72%	0.54%
Portfolio Turnover Rate	24.99%	38.18%		53.50%	72.56%	110.17%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

117

TCW Dividend Focused Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.18	$9.60	$8.28	$7.70	$14.24

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.18	0.18	0.23	0.31
Net Realized and Unrealized Gain (Loss) on Investments	1.60	0.59	1.31	0.61	(6.01)

Total from Investment Operations	1.82	0.77	1.49	0.84	(5.70)

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.19)	(0.17)	(0.25)	(0.33)
Distributions from Net Realized Gain	—	—	—	—	(0.51)
Distributions from Return of Capital	—	—	—	(0.01)	—

Total Distributions	(0.23)	(0.19)	(0.17)	(0.26)	(0.84)

Net Asset Value per Share, End of Year	$11.77	$10.18	$9.60	$8.28	$7.70

Total Return	18.03%	8.05%	18.13%	11.58%	(42.11)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$99,787	$54,367	$57,797	$44,125	$67,197
Ratio of Expenses to Average Net Assets	0.85%	0.86%	0.90%	0.92%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.95%	1.76%	1.95%	3.27%	2.71%
Portfolio Turnover Rate	23.15%	37.51%	25.77%	26.48%	35.28%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

118

TCW Dividend Focused Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.29	$9.68	$8.36	$7.72	$14.23

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.15	0.15	0.21	0.27
Net Realized and Unrealized Gain (Loss) on Investments	1.62	0.60	1.31	0.63	(6.01)

Total from Investment Operations	1.81	0.75	1.46	0.84	(5.74)

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.14)	(0.14)	(0.19)	(0.26)
Distributions from Net Realized Gain	—	—	—	—	(0.51)
Distributions from Return of Capital	—	—	—	(0.01)	—

Total Distributions	(0.18)	(0.14)	(0.14)	(0.20)	(0.77)

Net Asset Value per Share, End of Year	$11.92	$10.29	$9.68	$8.36	$7.72

Total Return	17.68%	7.73%	17.66%	11.38%	(42.29)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$601,397	$514,153	$550,305	$552,767	$685,359
Ratio of Expenses to Average Net Assets	1.14%	1.17%	1.20%	1.20%	1.18%
Ratio of Net Investment Income to Average Net Assets	1.70%	1.45%	1.68%	2.92%	2.39%
Portfolio Turnover Rate	23.15%	37.51%	25.77%	26.48%	35.28%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

119

TCW Growth Fund

Financial Highlights — I Class

	Year Ended October 31,				January 2, 2008 (Commencement of Operations) through October 31, 2008
	2012	2011	2010	2009
Net Asset Value per Share, Beginning of Year	$21.13	$19.95	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.02)	(0.07)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.35	1.25	3.78	3.41	(6.91)

Total from Investment Operations	1.33	1.18	3.68	3.33	(7.06)

Less Distributions:
Distributions from Net Investment Income	(0.01)	—	—	—	—
Distributions from Net Realized Gain	(0.08)	—	—	—	—

Total Distributions	(0.09)	—	—	—	—

Net Asset Value per Share, End of Year	$22.37	$21.13	$19.95	$16.27	$12.94

Total Return	6.30%	5.86%	22.68%	25.74%	(35.30	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,988	$26,089	$663	$407	$324
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.19%	1.32%	13.74%	15.94%	9.74	% (3)
After Expense Reimbursement	0.99%	0.99%	1.37%	1.38%	1.41	% (3)
Ratio of Net Investment Loss to Average Net Assets	(0.10)%	(0.33)%	(0.56)%	(0.55)%	(0.97	)% (3)
Portfolio Turnover Rate	45.47%	103.57%	65.37%	55.51%	63.31	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

120

TCW Growth Fund

Financial Highlights — N Class

	Year Ended October 31,					January 2, 2008 (Commencement of Operations) through October 31, 2008
	2012		2011	2010	2009
Net Asset Value per Share, Beginning of Year	$21.13		$19.95	$16.27	$12.94	$20.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.02)		(0.06)	(0.10)	(0.08)	(0.15)
Net Realized and Unrealized Gain (Loss) on Investments	1.36		1.24	3.78	3.41	(6.91)

Total from Investment Operations	1.34		1.18	3.68	3.33	(7.06)

Less Distributions:
Distributions from Net Investment Income	(0.00	)(2)	—	—	—	—
Distributions from Net Realized Gain	(0.08)		—	—	—	—

Total Distributions	(0.08)

Net Asset Value per Share, End of Year	$22.39		$21.13	$19.95	$16.27	$12.94

Total Return	6.39%		5.86%	22.68%	25.73%	(35.30	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$81		$678	$534	$407	$323
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.85%		6.97%	13.99%	16.16%	10.07	% (4)
After Expense Reimbursement	0.99%		0.99%	1.37%	1.38%	1.41	% (4)
Ratio of Net Investment Loss to Average Net Assets	(0.11)%		(0.28)%	(0.56)%	(0.56)%	(0.97	)% (4)
Portfolio Turnover Rate	45.47%		103.57%	65.37%	55.51%	63.31	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period January 2, 2008 (Commencement of Operations) through October 31, 2008 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

121

TCW Growth Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$14.66	$13.95	$10.87	$8.73	$17.91

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.11)	(0.09)	(0.10)	(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.82	3.17	2.24	(7.72)

Total from Investment Operations	(0.23)	0.71	3.08	2.14	(7.80)

Less Distributions:
Distributions from Net Realized Gain	(0.56)	—	—	—	(1.38)

Net Asset Value per Share, End of Year	$13.87	$14.66	$13.95	$10.87	$8.73

Total Return	(1.43)%	5.09%	28.33%	24.51%	(46.86)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$66,951	$91,091	$101,943	$43,125	$23,706
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.21%	1.20%	1.27%	1.52%	1.34%
After Expense Reimbursement	1.20%	1.20%	N/A	1.47%	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.54)%	(0.72)%	(0.67)%	(1.10)%	(0.55)%
Portfolio Turnover Rate	48.75%	50.74%	71.30%	69.14%	68.65%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

122

TCW Growth Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$14.61	$13.90	$10.84	$8.71	$17.90

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.11)	(0.09)	(0.10)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.82	3.15	2.23	(7.72)

Total from Investment Operations	(0.23)	0.71	3.06	2.13	(7.81)

Less Distributions:
Distributions from Net Realized Gain	(0.56)	—	—	—	(1.38)

Net Asset Value per Share, End of Year	$13.82	$14.61	$13.90	$10.84	$8.71

Total Return	(1.44)%	5.11%	28.23%	24.46%	(46.95)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$9,865	$9,493	$10,542	$4,476	$5,216
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.73%	1.73%	2.03%	2.38%	1.93%
After Expense Reimbursement	1.20%	1.20%	1.32%	1.47%	1.50%
Ratio of Net Investment Loss to Average Net Assets	(0.53)%	(0.73)%	(0.69)%	(1.09)%	(0.70)%
Portfolio Turnover Rate	48.75%	50.74%	71.30%	69.14%	68.65%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

123

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31, 2012	February 28, 2011 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.09	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.13	(2.28)

Total from Investment Operations	0.22	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.07)	—

Net Asset Value per Share, End of Year	$7.83	$7.68

Total Return	2.92%	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$18,354	$12,988
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.32%	1.60	% (3)
After Expense Reimbursement	N/A	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.16%	(0.69	)% (3)
Portfolio Turnover Rate	139.84%	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

124

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31, 2012	February 28, 2011 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$7.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.08	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	0.12	(2.28)

Total from Investment Operations	0.20	(2.32)

Less Distributions:
Distributions from Net Investment Income	(0.06)	—

Net Asset Value per Share, End of Year	$7.82	$7.68

Total Return	2.75%	(23.20	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,715	$11,192
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.64%	1.94	% (3)
After Expense Reimbursement	1.44%	1.44	% (3)
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00%	(0.65	)% (3)
Portfolio Turnover Rate	139.84%	86.04	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period February 28, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

125

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$13.05	$12.42	$11.06	$9.80	$16.91

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.12	0.13	0.17	0.20
Net Realized and Unrealized Gain (Loss) on Investments	1.82	0.65	1.41	1.28	(6.81)

Total from Investment Operations	1.98	0.77	1.54	1.45	(6.61)

Less Distributions:
Distributions from Net Investment Income	(0.12)	(0.14)	(0.18)	(0.19)	(0.15)
Distributions from Net Realized Gain	—	—	—	—	(0.35)

Total Distributions	(0.12)	(0.14)	(0.18)	(0.19)	(0.50)

Net Asset Value per Share, End of Year	$14.91	$13.05	$12.42	$11.06	$9.80

Total Return	15.33%	6.16%	14.14%	15.25%	(40.18)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$741,996	$396,729	$373,921	$412,831	$348,859
Ratio of Expenses to Average Net Assets	0.89%	0.92%	1.07%	1.11%	1.00%
Ratio of Net Investment Income to Average Net Assets	1.14%	0.90%	1.14%	1.79%	1.42%
Portfolio Turnover Rate	19.71%	26.76%	34.49%	40.28%	40.77%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

126

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$13.00	$12.38	$11.03	$9.75	$16.83

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.13	0.09	0.12	0.16	0.17
Net Realized and Unrealized Gain (Loss) on Investments	1.83	0.64	1.40	1.29	(6.78)

Total from Investment Operations	1.96	0.73	1.52	1.45	(6.61)

Less Distributions:
Distributions from Net Investment Income	(0.07)	(0.11)	(0.17)	(0.17)	(0.12)
Distributions from Net Realized Gain	—	—	—	—	(0.35)

Total Distributions	(0.07)	(0.11)	(0.17)	(0.17)	(0.47)

Net Asset Value per Share, End of Year	$14.89	$13.00	$12.38	$11.03	$9.75

Total Return	15.11%	5.88%	13.96%	15.22%	(40.31)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$50,212	$50,341	$67,688	$103,155	$118,338
Ratio of Expenses to Average Net Assets	1.14%	1.18%	1.19%	1.21%	1.19%
Ratio of Net Investment Income to Average Net Assets	0.92%	0.65%	1.06%	1.72%	1.25%
Portfolio Turnover Rate	19.71%	26.76%	34.49%	40.28%	40.77%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

127

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012		2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$18.17		$16.18	$13.45	$12.96	$22.26

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.00	) (2)	(0.04)	(0.03)	(0.04)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	1.86		2.03	2.76	2.36	(7.15)

Total from Investment Operations	1.86		1.99	2.73	2.32	(7.21)

Less Distributions:
Distributions from Net Investment Income	—		—	—	—	(0.01)
Distributions from Net Realized Gain	(0.22)		—	—	(1.83)	(2.08)

Total Distributions	(0.22)		—	—	(1.83)	(2.09)

Net Asset Value per Share, End of Year	$19.81		$18.17	$16.18	$13.45	$12.96

Total Return	10.37%		12.30%	20.30%	22.30%	(35.62)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$802,524		$432,203	$388,735	$360,290	$537,402
Ratio of Expenses to Average Net Assets	0.86%		0.90%	0.92%	0.98%	0.95%
Ratio of Net Investment Loss to Average Net Assets	(0.01)%		(0.23)%	(0.19)%	(0.31)%	(0.33)%
Portfolio Turnover Rate	19.74%		28.13%	23.75%	36.82%	50.80%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

128

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$17.34	$15.48	$12.92	$12.55	$21.66

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.06)	(0.09)	(0.07)	(0.07)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	1.78	1.95	2.63	2.27	(6.93)

Total from Investment Operations	1.72	1.86	2.56	2.20	(7.03)

Less Distributions:
Distributions from Net Realized Gain	(0.22)	—	—	(1.83)	(2.08)

Net Asset Value per Share, End of Year	$18.84	$17.34	$15.48	$12.92	$12.55

Total Return	10.06%	12.02%	19.81%	22.02%	(35.77)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$292,448	$182,151	$125,638	$140,963	$177,885
Ratio of Expenses to Average Net Assets	1.14%	1.20%	1.24%	1.25%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.31)%	(0.55)%	(0.51)%	(0.58)%	(0.57)%
Portfolio Turnover Rate	19.74%	28.13%	23.75%	36.82%	50.80%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

129

TCW Small Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$27.84	$26.52	$21.18	$15.23	$26.30

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.24)	(0.26)	(0.17)	(0.19)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	(0.86)	1.58	5.51	6.14	(10.96)

Total from Investment Operations	(1.10)	1.32	5.34	5.95	(11.07)

Net Asset Value per Share, End of Year	$26.74	$27.84	$26.52	$21.18	$15.23

Total Return	(3.95)%	4.98%	25.21%	39.07%	(42.09)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$828,435	$956,904	$584,581	$183,467	$78,136
Ratio of Expenses to Average Net Assets	1.16%	1.22%	1.19%	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.89)%	(0.88)%	(0.71)%	(1.08)%	(0.53)%
Portfolio Turnover Rate	79.27%	93.47%	105.57%	79.13%	110.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

130

TCW Small Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$26.73	$25.53	$20.44	$14.75	$25.58

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.31)	(0.32)	(0.23)	(0.27)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	(0.82)	1.52	5.32	5.96	(10.62)

Total from Investment Operations	(1.13)	1.20	5.09	5.69	(10.83)

Net Asset Value per Share, End of Year	$25.60	$26.73	$25.53	$20.44	$14.75

Total Return	(4.23)%	4.70%	24.90%	38.58%	(42.34)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$186,245	$237,982	$187,375	$115,465	$19,634
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.44%	1.49%	1.51%	1.59%	1.64%
After Expense Reimbursement	N/A	N/A	N/A	N/A	1.61%
Ratio of Net Investment Loss to Average Net Assets	(1.16)%	(1.14)%	(0.97)%	(1.47)%	(1.00)%
Portfolio Turnover Rate	79.27%	93.47%	105.57%	79.13%	110.57%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

131

TCW SMID Cap Growth Fund

Financial Highlights — I Class

	Year Ended October 31, 2012	November 1, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(0.08)	0.52

Total from Investment Operations	(0.16)	0.42

Net Asset Value per Share, End of Year	$10.26	$10.42

Total Return	(1.54)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$22,084	$23,057
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.36%	2.16%
After Expense Reimbursement	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.75)%	(0.96)%
Portfolio Turnover Rate	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

132

TCW SMID Cap Growth Fund

Financial Highlights — N Class

	Year Ended October 31, 2012	November 1, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$10.42	$10.00

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.52

Total from Investment Operations	(0.15)	0.42

Net Asset Value per Share, End of Year	$10.27	$10.42

Total Return	(1.44)%	4.20%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$17,116	$22,927
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.64%	2.23%
After Expense Reimbursement	1.20%	1.20%
Ratio of Net Investment Loss to Average Net Assets	(0.76)%	(0.96)%
Portfolio Turnover Rate	78.76%	89.56%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

133

TCW Value Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$17.43	$16.94	$14.12	$12.90	$24.05

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.12	0.11	0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	2.63	0.51	2.81	1.26	(7.94)

Total from Investment Operations	2.78	0.63	2.92	1.37	(7.84)

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.14)	(0.10)	(0.15)	(0.06)
Distributions from Net Realized Gain	—	—	—	—	(3.25)

Total Distributions	(0.11)	(0.14)	(0.10)	(0.15)	(3.31)

Net Asset Value per Share, End of Year	$20.10	$17.43	$16.94	$14.12	$12.90

Total Return	16.04%	3.67%	20.78%	10.84%	(37.12)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$95,698	$99,211	$152,391	$196,488	$198,208
Ratio of Expenses to Average Net Assets	1.01%	0.99%	1.00%	1.04%	0.95%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.66%	0.68%	0.89%	0.56%
Portfolio Turnover Rate	32.87%	89.67%	61.51%	44.91%	50.79%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

134

TCW Value Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$17.06	$16.61	$13.85	$12.61	$23.60

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.10	0.05	0.05	0.07	0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.59	0.50	2.77	1.24	(7.78)

Total from Investment Operations	2.69	0.55	2.82	1.31	(7.74)

Less Distributions:
Distributions from Net Investment Income	(0.01)	(0.10)	(0.06)	(0.07)	—
Distributions from Net Realized Gain	—	—	—	—	(3.25)

Total Distributions	(0.01)	(0.10)	(0.06)	(0.07)	(3.25)

Net Asset Value per Share, End of Year	$19.74	$17.06	$16.61	$13.85	$12.61

Total Return	15.75%	3.26%	20.42%	10.50%	(37.35)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$32,292	$33,247	$54,041	$39,760	$51,162
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.40%	1.48%	1.41%	1.54%	1.27%
After Expense Reimbursement	1.27%	1.35%	1.34%	1.36%	N/A %
Ratio of Net Investment Income to Average Net Assets	0.53%	0.27%	0.31%	0.62%	0.22%
Portfolio Turnover Rate	32.87%	89.67%	61.51%	44.91%	50.79%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

135

TCW Global Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.51	$10.79	$9.87	$8.60	$10.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.21	0.23	0.25	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.51	0.17	0.94	1.14	(1.71)

Total from Investment Operations	0.83	0.38	1.17	1.39	(1.53)

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.19)	(0.25)	(0.12)	(0.32)
Distributions from Net Realized Gain	(0.23)	(0.47)	—	—	(0.16)

Total Distributions	(0.43)	(0.66)	(0.25)	(0.12)	(0.48)

Net Asset Value per Share, End of Year	$10.91	$10.51	$10.79	$9.87	$8.60

Total Return	8.35%	3.63%	12.08%	16.38%	(14.95)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,705	$11,356	$4,746	$4,195	$968
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	0.67%	1.08%	1.74%	3.28%	6.47%
After Expense Reimbursement	N/A	0.85%	0.89%	0.90%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.98%	1.97%	2.27%	2.81%	1.88%
Portfolio Turnover Rate	59.12%	93.92%	42.93%	64.78%	87.68%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated investment companies.

See accompanying notes to financial statements.

136

TCW Global Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.51	$10.79	$9.86	$8.60	$10.60

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.29	0.21	0.22	0.25	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.52	0.17	0.96	1.13	(1.80)

Total from Investment Operations	0.81	0.38	1.18	1.38	(1.52)

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.19)	(0.25)	(0.12)	(0.32)
Distributions from Net Realized Gain	(0.23)	(0.47)	—	—	(0.16)

Total Distributions	(0.43)	(0.66)	(0.25)	(0.12)	(0.48)

Net Asset Value per Share, End of Year	$10.89	$10.51	$10.79	$9.86	$8.60

Total Return	8.09%	3.63%	12.19%	16.26%	(14.89)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$815	$1,149	$209	$106	$91
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	2.70%	3.76%	15.40%	31.04%	15.22%
After Expense Reimbursement	0.85%	0.85%	0.89%	0.90%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.72%	1.95%	2.19%	2.84%	2.91%
Portfolio Turnover Rate	59.12%	93.92%	42.93%	64.78%	87.68%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated investment companies.

See accompanying notes to financial statements.

137

TCW Global Flexible Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$8.30	$8.43	$7.76	$6.88	$10.96

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.00 (2)	0.02	0.05	0.14	0.08
Net Realized and Unrealized Gain (Loss) on Investments	0.27	(0.10)	0.72	0.89	(4.06)

Total from Investment Operations	0.27	(0.08)	0.77	1.03	(3.98)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.05)	(0.10)	(0.15)	(0.09)
Distributions from Net Realized Gain	(0.04)	—	—	—	(0.01)

Total Distributions	(0.20)	(0.05)	(0.10)	(0.15)	(0.10)

Net Asset Value per Share, End of Year	$8.37	$8.30	$8.43	$7.76	$6.88

Total Return	3.40%	(0.95)%	9.92%	15.36%	(36.67)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,394	$1,562	$2,356	$940	$204
Ratio of Expenses to Average Net Assets: (3)
Before Expense Reimbursement	4.99%	3.57%	4.39%	15.42%	5.60%
After Expense Reimbursement	1.24%	1.38%	1.40%	1.32%	1.39%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.26%	0.65%	1.93%	0.86%
Portfolio Turnover Rate	66.53%	59.27%	98.43%	111.75%	45.90%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Does not include expenses of the underlying affiliated investment companies.

See accompanying notes to financial statements.

138

TCW Global Flexible Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012		2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$8.30		$8.43	$7.76	$6.88	$10.96

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.00	) (2)	0.02	0.06	0.19	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	0.27		(0.10)	0.71	0.84	(3.92)

Total from Investment Operations	0.27		(0.08)	0.77	1.03	(3.98)

Less Distributions:
Distributions from Net Investment Income	(0.16)		(0.05)	(0.10)	(0.15)	(0.09)
Distributions from Net Realized Gain	(0.04)		—	—	—	(0.01)

Total Distributions	(0.20)		(0.05)	(0.10)	(0.15)	(0.10)

Net Asset Value per Share, End of Year	$8.37		$8.30	$8.43	$7.76	$6.88

Total Return	3.30%		(0.95)%	9.92%	15.36%	(36.61)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$—	(3)	$99	$99	$81	$70
Ratio of Expenses to Average Net Assets: (4)
Before Expense Reimbursement	102.55%		24.66%	25.56%	57.53%	15.25%
After Expense Reimbursement	1.24%		1.38%	1.40%	1.32%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02)%		0.20%	0.71%	2.82%	(0.58)%
Portfolio Turnover Rate	66.53%		59.27%	98.43%	111.75%	45.90%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	Amount rounds to less than $1 (in thousands).
(4)	Does not include expenses of the underlying affiliated investment companies.

See accompanying notes to financial statements.

139

TCW Global Moderate Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$9.21	$9.08	$8.14	$7.16	$11.13

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.15	0.18	0.18	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.51	0.12	0.85	0.98	(3.39)

Total from Investment Operations	0.63	0.27	1.03	1.16	(3.30)

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.14)	(0.09)	(0.18)	(0.24)
Distributions from Net Realized Gain	(0.34)	—	—	—	(0.43)

Total Distributions	(0.52)	(0.14)	(0.09)	(0.18)	(0.67)

Net Asset Value per Share, End of Year	$9.32	$9.21	$9.08	$8.14	$7.16

Total Return	7.19%	3.00%	12.74%	16.64%	(31.44)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,793	$12,054	$18,615	$1,620	$539
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	0.75%	0.55%	0.66%	9.37%	5.86%
After Expense Reimbursement	N/A	N/A	N/A	0.92%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.29%	1.62%	2.06%	2.39%	0.99%
Portfolio Turnover Rate	44.72%	95.30%	52.34%	59.73%	44.06%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated investment companies.

See accompanying notes to financial statements.

140

TCW Global Moderate Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$9.15	$9.03	$8.11	$7.14	$11.14

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.11	0.16	0.21	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.49	0.12	0.85	0.94	(3.39)

Total from Investment Operations	0.61	0.23	1.01	1.15	(3.30)

Less Distributions:
Distributions from Net Investment Income	—	(0.11)	(0.09)	(0.18)	(0.27)
Distributions from Net Realized Gain	(0.34)	—	—	—	(0.43)

Total Distributions	(0.34)	(0.11)	(0.09)	(0.18)	(0.70)

Net Asset Value per Share, End of Year	$9.42	$9.15	$9.03	$8.11	$7.14

Total Return	6.92%	2.54%	12.54%	16.54%	(31.43)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$260	$115	$114	$90	$77
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	24.44%	19.83%	20.20%	42.17%	13.77%
After Expense Reimbursement	0.94%	0.96%	0.96%	0.92%	1.04%
Ratio of Net Investment Income to Average Net Assets	1.27%	1.16%	1.89%	2.90%	0.98%
Portfolio Turnover Rate	44.72%	95.30%	52.34%	59.73%	44.06%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated investment companies.

See accompanying notes to financial statements.

141

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Concentrated Value, TCW Dividend Focused Fund, TCW Growth Fund, TCW Growth Equities Fund, TCW International Small Cap Fund, TCW Relative Value Large Cap Fund, TCW Select Equities Fund, TCW Small Cap Growth Fund, TCW SMID Cap Growth Fund, TCW Value Opportunities Fund, TCW Global Conservative Allocation Fund, TCW Global Moderate Allocation Fund, TCW Global Flexible Allocation Fund, (collectively, the “TCW Equity and Allocation Funds”) (thirteen of twenty-one funds comprising TCW Funds, Inc.) as of October 31, 2012, and the related statements of operations for the respective stated periods then ended, the statement of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the respective TCW Equity and Allocation Funds as of October 31, 2012, the results of their operations for the respective stated periods then ended, and the changes in their net assets and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

December 18, 2012

142

TCW Funds, Inc.

Shareholder Expenses

As a shareholder of a TCW fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012 (184 days).

Actual Expenses    The first line under each fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2012 to October 31, 2012)
TCW Concentrated Value Fund
I Class Shares
Actual	$1,000.00	$1,000.00	1.19%	$5.98
Hypothetical (5% return before expenses)	1,000.00	1,019.15	1.19%	6.04

N Class Shares
Actual	$1,000.00	$1,002.50	1.19%	$5.99
Hypothetical (5% return before expenses)	1,000.00	1,019.15	1.19%	6.04

TCW Dividend Focused Fund
I Class Shares
Actual	$1,000.00	$1,036.50	0.83%	$4.25
Hypothetical (5% return before expenses)	1,000.00	1,020.96	0.83%	4.22

N Class Shares
Actual	$1,000.00	$1,034.30	1.11%	$5.68
Hypothetical (5% return before expenses)	1,000.00	1,019.56	1.11%	5.63

TCW Growth Fund
I Class Shares
Actual	$1,000.00	$978.40	0.99%	$4.87
Hypothetical (5% return before expenses)	1,000.00	1,010.08	0.99%	5.03

N Class Shares
Actual	$1,000.00	$957.70	0.99%	$4.87
Hypothetical (5% return before expenses)	1,000.00	1,020.16	0.99%	5.03

143

TCW Funds, Inc.

Shareholder Expenses (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2012 to October 31, 2012)
TCW Growth Equities Fund
I Class Shares
Actual	$1,000.00	$896.00	1.20%	$5.72
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

N Class Shares
Actual	$1,000.00	$896.20	1.20%	$5.72
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$972.70	1.26%	$6.25
Hypothetical (5% return before expenses)	1,000.00	1,018.80	1.26%	6.39

N Class Shares
Actual	$1,000.00	$971.40	1.44%	$7.14
Hypothetical (5% return before expenses)	1,000.00	1,017.90	1.44%	7.30

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,021.20	0.87%	$4.42
Hypothetical (5% return before expenses)	1,000.00	1,020.76	0.87%	4.42

N Class Shares
Actual	$1,000.00	$1,020.60	1.05%	$5.33
Hypothetical (5% return before expenses)	1,000.00	1,019.86	1.05%	5.33

TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$977.30	0.84%	$4.18
Hypothetical (5% return before expenses)	1,000.00	1,020.91	0.84%	4.27

N Class Shares
Actual	$1,000.00	$976.20	1.14%	$5.66
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.14%	5.79

TCW Small Cap Growth Fund
I Class Shares
Actual	$1,000.00	$904.30	1.15%	$5.50
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.15%	5.84

N Class Shares
Actual	$1,000.00	$903.00	1.39%	$6.65
Hypothetical (5% return before expenses)	1,000.00	1,018.50	1.39%	7.05

TCW SMID Cap Growth Fund
I Class Shares
Actual	$1,000.00	$915.30	1.20%	$5.78
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

N Class Shares
Actual	$1,000.00	$916.20	1.20%	$5.78
Hypothetical (5% return before expenses)	1,000.00	1,019.10	1.20%	6.09

144

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2012 to October 31, 2012)
TCW Value Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,010.60	0.93%		$4.70
Hypothetical (5% return before expenses)	1,000.00	1,020.46	0.93%		4.72

N Class Shares
Actual	$1,000.00	$1,009.20	1.25%		$6.31
Hypothetical (5% return before expenses)	1,000.00	1,018.85	1.25%		6.34

TCW Global Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,025.40	0.61	% (1)	$3.11	(1)
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.61	% (1)	3.10	(1)

N Class Shares
Actual	$1,000.00	$1,023.50	0.84	% (1)	$4.27	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.91	0.84	% (1)	4.27	(1)

TCW Global Flexible Allocation Fund
I Class Shares
Actual	$1,000.00	$1,013.30	1.23	% (1)	$6.22	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.95	1.23	% (1)	6.24	(1)

N Class Shares
Actual	$1,000.00	$1,014.50	1.24	% (1)	$6.28	(1)
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.24	% (1)	6.29	(1)

TCW Global Moderate Allocation Fund
I Class Shares
Actual	$1,000.00	$1,024.20	0.77	% (1)	$3.92	(1)
Hypothetical (5% return before expenses)	1,000.00	1,021.27	0.77	% (1)	3.91	(1)

N Class Shares
Actual	$1,000.00	$1,022.80	0.94	% (1)	$4.78	(1)
Hypothetical (5% return before expenses)	1,000.00	1,020.41	0.94	% (1)	4.77	(1)

(1)	Does not include Expenses of the underlying affiliated investments.

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Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

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•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

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Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

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Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

This past August, The TCW Group’s (“TCW”) majority owner, Société Générale, S.A., signed a definitive agreement to sell a majority interest in TCW to investment funds affiliated with The Carlyle Group L.P., in partnership with TCW management (the “Transaction”). The expected change in ownership of TCW, the parent company of the Advisor, would technically cause the assignment and subsequent termination of the Current Agreement. As a result, the Board, including the Independent Directors, was asked to approve a new Investment Management and Advisory Agreement (the “New Agreement”) between the Corporation and the Advisor. The New Agreement would take effect on the consummation of the change of control of TCW, which is expected to be completed in the first quarter of 2013.

At a meeting held on September 24, 2012, the Board, including the Independent Directors, re-approved the Current Agreement with respect to each Fund for an additional one year term. In addition, the Board, including the Independent Directors, approved the New Agreement with respect to each Fund for a term of two years, after which it would continue from year to year subject to the same approval process as described above for the Current Agreement.

Continuation of the Current Agreement

The Advisor provided materials to the Board on August 30, 2012 and September 4, 2012, and as part of the board materials for the September 24 meeting for its evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 10, 2012 with their counsel to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement. Discussed below are certain of the factors considered by the Board in approving continuation of the Current Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In reaching its decision to approve continuation of the Current Agreement, the Board considered information furnished to it throughout the year at regular and special Board meetings, including detailed investment performance reports. The structure and format for this regular reporting was developed in consultation with the Board. The Board determined that it had received from the Advisor such information before the Meeting and on an ongoing basis as was reasonably necessary to approve continuation of the Current Agreement.

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Investment Management and Advisory Agreement (Continued)

In evaluating the continuation of the Current Agreement the Board, including the Independent Directors, considered the following factors among others.

Nature, Extent, and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

In addition, the Board took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor is expected to provide substantial expertise and attention to the Corporation. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, including its employee equity plan. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

Investment Performance.    The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended June 30, 2012, as applicable. The Board noted that the investment performance of most of the Funds was satisfactory for multiple periods. The Board concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Advisor to several of the Funds are above the average fees paid by peer groups of similar funds, in most cases those Funds had above-average performance for multiple periods and total expenses below or very close to their respective peer group averages. The Board also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”), that the Advisor had entered into contractual expense limitation agreements with respect to fifteen Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Board also considered the costs of services to be provided and profits

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to be realized by the Advisor and its affiliates from their relationship with the Corporation. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board concluded that the profits of the Advisor and its affiliates from their relationship with the Corporation was reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Corporation and adequately reflected any economies of scale.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Corporation, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based on the consideration discussed above and other considerations, the Board, including the Independent Directors, approved continuation of the Current Agreement.

Approval of the New Agreement

Before the September 24 meeting, the Advisor provided materials to the Board for its evaluation of the New Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 5 and September 10, 2012 with their counsel to consider the information provided and the New Agreement. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended approval of the New Agreement. Discussed below are certain of the factors considered by the Board in approving the New Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received and considered with respect to continuation of the Current Agreement as described above. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the New Agreement, the Board, including the Independent Directors, considered the following factors among others.

The Board considered that it is not anticipated by the Advisor that there will be any material adverse change in the services provided to the Funds or personnel who are engaged in the portfolio management activities

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Investment Management and Advisory Agreement (Continued)

for the Fund as a result of the Transaction. In addition, the consensus of the Independent Directors, based on the information presented to them, was that there would be no “unfair burden” on the Funds as a result of the Transaction within the meaning of Section 15(f) of the Investment Company Act. In particular, the Independent Directors noted that the Advisor represented that there is not expected to be an increase in the contractual advisory fee applicable to any Fund, or additional compensation paid by the Funds to the Advisor, TCW, or their affiliates, as a result of the Transaction. The Board considered that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement.

On the basis of these and other factors, the Board concluded that it would be in the best interests of each of the Funds to continue to be advised by the Advisor, and voted unanimously, including the unanimous vote of the Independent Directors present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the shareholder approval of the New Agreement and the consummation of the Transaction, and to recommend to shareholders of each Fund that they approve the New Agreement as well.

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Addition to Investment Management and Advisory Agreement

At a meeting held on May 21, 2012, the Board of Directors (the “Board”) of the TCW Funds, Inc. (the “Corporation”) approved the Investment Management and Advisory Agreement (the “Advisory Agreement”) with TCW Investment Management Company (the “Advisor”) on behalf of the newly organized TCW International Growth Fund (“New Fund”).

Prior to this approval, the Advisor provided materials to the Board for its evaluation. The directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”) were advised by independent legal counsel with respect to these and other relevant matters. Discussed below are certain of the factors considered by the Board in approving the Advisory Agreement with respect to the New Fund. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered information about the New Fund as well as information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the Advisory Agreement with respect to the New Fund the Board, including the Independent Directors, considered the following factors among others:

Nature, Extent and Quality of Services.    The Board considered the general nature, extent, and quality of services provided to the existing funds and expected to be provided to the New Fund by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of mutual funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

The Board also took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the expertise and amounts of attention provided and expected to be given to the New Fund by the Advisor is substantial. The Board also noted that the proposed portfolio manager of the New Fund served as a portfolio manager to the TCW International Small Cap Fund and that three analysts supported the international equities asset class. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor that would be applicable to the New Fund. The Board concluded that it was satisfied with the nature, extent and quality of the services anticipated to be provided to the New Fund by the Advisor under the Advisory Agreement.

Investment Performance.    The Board noted that the Advisor does not have a fund that seeks to acquire international companies across all market capitalizations, with less net debt to equity and lower volatility. However, the Board reviewed information about the Advisor’s prior historical performance, including the performance of the TCW International Small Cap Fund, which invests in small-cap international equities. The Board concluded that the Advisor would provide acceptable investment management services to the New Fund.

Advisory Fees and Profitability.    The Board considered information prepared by the Advisor comparing the proposed fees and expenses of the New Fund to the Lipper and Morningstar averages of other mutual funds with similar investment policies. The Board noted that the advisory fee proposed to be charged by the Advisor was slightly below the averages.

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Addition to Investment Management and Advisory Agreement (Continued)

The Board considered that the Advisor had agreed to reduce its investment advisory fee or pay the operating expenses of the New Fund in order to maintain the overall expense ratio of the New Fund at competitive levels and that the Advisor had proposed to enter into a contractual expense limitation agreement with respect to the New Fund. The Board also considered the costs of services to be provided and profits to be realized by the Advisor and its affiliates from their relationship with the New Fund, recognizing the difficulty in evaluating a manager’s projected profitability with respect to a fund that is not yet operational. Based on these various considerations, the Board concluded that the proposed contractual management fee of the New Fund under the Advisory Agreement was fair and bore a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the New Fund grows in size. The Board noted that the Advisor had agreed to the contractual expense limitation agreement, which was designed to maintain the overall expense ratio of the New Fund at a competitive level. The Board concluded that the current fee arrangement was appropriate given the current size and structure of the New Fund.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the New Fund, including compensation for certain compliance support services. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the New Fund were consistent with the services proposed to be provided by the Advisor to the New Fund.

Based upon the considerations discussed above and other considerations, the Board, including the Independent Directors, approved the Advisory Agreement with respect to the New Fund.

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Tax Information Notice (Unaudited)

On account of the year ended October 31, 2012, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Growth Fund	$0.03
TCW Growth Equities Fund	$0.56
TCW Select Equities Fund	$0.22
TCW Global Conservative Allocation Fund	$0.21
TCW Global Flexible Allocation Fund	$0.04
TCW Global Moderate Allocation Fund	$0.11

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2012:

Fund	Qualified Dividend Income
TCW Concentrated Value Fund	$309
TCW Dividend Focused Fund	$17,765
TCW Growth Fund	$196
TCW Growth Equities Fund	$491
TCW International Small Cap Fund	$269
TCW Relative Value Large Cap Fund	$13,097
TCW Select Equities Fund	$5,712
TCW Value Opportunities Fund	$1,857
TCW Global Conservative Allocation Fund	$8
TCW Global Flexible Allocation Fund	$4
TCW Global Moderate Allocation Fund	$16

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Concentrated Value Fund	100.00%
TCW Dividend Focused Fund	100.00%
TCW Growth Fund	11.49%
TCW Growth Equities Fund	41.07%
TCW Relative Value Large Cap Fund	100.00%
TCW Value Opportunities Fund	100.00%
TCW Global Conservative Allocation Fund	6.03%
TCW Global Flexible Allocation Fund	70.40%
TCW Global Moderate Allocation Fund	11.32%

The following is the income tax credit for taxes paid to foreign countries:

Fund	Foreign Tax Credit
TCW International Small Cap Fund	$16

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2013, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

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Directors and Officers of the Company

A board of eleven directors is responsible for overseeing the operations of the Company, which consists of 22 funds. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.
Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (76)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (non-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (81)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund with 2 series), TCW Strategic Income Fund, Inc. (closed-end fund) and Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (60) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (58)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010	Laure Sudrea — Ripley Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Strategic Income Fund, Inc. (closed-end fund)
Peter McMillan (55)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President, KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust (real estate investments), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund)
Charles A. Parker (78)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado) and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (51)	Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	TCW Strategic Income Fund, Inc. (closed-end fund)
Andrew Tarica (54)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management and Employee, Concept Capital.	Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund)

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

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Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (68) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc., and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Thomas E. Larkin, Jr. (73) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association)
Charles W. Baldiswieler (54) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund) and Metropolitan West Funds (mutual fund with 8 series)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (57)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (62)*	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel and Secretary, TCW Strategic Income Fund, Inc.
David S. DeVito (50)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.
Hilary G.D. Lord (56)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

157

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
George N. Winn (44)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company; Assistant Treasurer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

158

TCW Funds, Inc. 865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW (800 386 3829) www.tcw.com Investment Advisor TCW Investment Management Company 865 South Figueroa Street Los Angeles, California 90017 800 FUND TCW Transfer Agent U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, Wisconsin 53202 Independent Registered Public Accounting Firm Deloitte & Touche, LLP 350 South Grand Avenue Los Angeles, California 90071 Custodian & Administrator State Street Bank & Trust Company 200 Clarendon Street Boston, Massachusetts 02116 Distributor TCW Funds Distributors 865 South Figueroa Street Los Angeles, California 90017 Directors Patrick C. Haden Director and Chairman of the Board Charles W. Baldiswieler Director Samuel P. Bell Director John A. Gavin Director Janet E. Kerr Director Thomas E. Larkin, Jr. Director Peter McMillan Director Charles A. Parker Director Victoria B. Rogers Director Marc I. Stern Director Andrew Tarica Director Officers Charles W. Baldiswieler President and Chief Executive Officer Peter A. Brown Senior Vice President Michael E. Cahill Senior Vice President, General Counsel and Secretary David S. DeVito Treasurer and Chief Financial Officer Hilary G.D. Lord Senior Vice President and Chief Compliance Officer George N. Winn Assistant Treasurer

TCW Funds Insight that works for you.™

TCW Fixed Income Funds
TCW Enhanced Commodity Strategy Fund

2012 Annual Report

TCW Fixed Income Funds TCW Enhanced Commodity Strategy Fund

2012 Annual Report

TCW Funds, Inc.

Table of Contents	October 31, 2012

The Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc.

To Our Valued Shareholders

Thank you for your continued investment with the TCW Funds (the “TCW Funds”). Steady inflows to the fund family this year have increased total assets to a milestone figure of approximately $19 billion as of October 31, 2012.

The 2012 annual report for the TCW Funds contains information outlining the performance of the TCW Funds and a listing of the portfolio holdings, as well as management discussions of each Fund for the year ended October 31, 2012.

Investment Environment

The U.S. equity market was affected by several factors in 2012 including dealing with fiscal cliff in the U.S., a Presidential election and the ongoing sovereign and bank concerns in Europe. There have been signs of a recovery in housing and unemployment rates declined significantly as the year progressed. In addition, data shows that there has been improving consumer confidence with stock prices slightly higher, domestic gas prices leveling off, and home prices rising moderately. Year-to-date as of October 31, 2012, the Dow Jones Industrial Average was up 9.51%, the S&P 500 was up 14.30% and the NASDAQ Composite was up 15.41%. The Russell 1000 Index was up 14.32% and Russell 2000 Index was up 11.75%. The MSCI EAFE Index was up 11.52%, the MSCI Emerging Markets Equity Index was up 11.66% and the Barclays Emerging Markets Fixed Index was up 15.59%.

Central banks around the world took action to help stimulate global growth. In the United States, the Fed announced a third round of quantitative easing, “QE3” and made a commitment to purchase $40 billion of agency mortgage-backed securities every month for as long as unemployment remains high and inflation remains low. In Europe, the European Central Bank announced its Outright Monetary Transaction program to buy government bonds that mature in one to three years, specifically down to levels that lower borrowing costs for countries that face problems selling debt. In Asia, the Bank of Japan also announced a $126 billion worth of additional bond purchases in September in an effort to keep inflation positive.

Investors remained risk adverse and flocked to U.S. government bonds during these times of uncertainty. Year-to-date as of October 31, 2012, the Barclays U.S. Aggregate Index was up 4.20%, the Barclays U.S. High Yield Index was up 13.11% and the Barclays Municipal Bond Index was up 6.36%.

Product Management and Product Developments

The TCW Enhanced Commodity Strategy Fund which was launched on March 31, 2011 has had successful relative outperformance beating its benchmark by 442 basis points since inception to October 31, 2012. It invests in commodity-indexed instruments.

The TCW Global Bond Fund (“Global Bond Fund”) launched on December 1, 2011 has had a successful year of relative outperformance. It primarily invests in debt securities of government and corporate issuers across all fixed income sectors and may be denominated in either local currency or in U.S. dollars.

To Our Valued Shareholders (Continued)

Separately, the new TCW International Growth Fund (“International Growth Fund”) launched on November 1, 2012. The International Growth Fund is managed by Rohit Sah, portfolio manager of the TCW International Small Cap Fund. This new International Growth Fund will invest in companies with positive operating cash flow across all market capitalizations. It will seek to invest in at least 10 different countries. Given the recent trends evidencing strong investor interest in this particular asset class, we are hopeful this addition to the fund family line-up will be responsive to our clients’ interests and be an additional engine of growth for the complex.

We regularly evaluate our product line-up to keep our resources focused on products that best serve the needs of our investors. As a result of this regular evaluation, we officially closed the TCW Money Market Fund on May 31, 2012. In addition, we closed the TCW Emerging Markets Equities Fund on August 31, 2012. In this instance, the Fund had not achieved a level of scale that would make it a viable product for our clients or the broader marketplace.

Finally, we are pleased to announce the launch of TCW Twitter page, @TCWGroup. We aim to utilize social media as a supplement to www.tcw.com in communicating our message and content to investors in addition to expanding our ability to serve our clients in an increasingly digital world.

Conclusion

During these challenging times in the capital markets, the TCW Funds continue to stay focused on maintaining their consistent investment approach with a long-term view. The TCW Funds continue to seek to provide our shareholders with sound investment strategies at competitive expense ratios. On behalf of the Board of Directors and everyone at TCW, I would like to thank you for your continued support. As always we look forward to assisting you in reaching your financial goals. If you have any questions or require any further information on the TCW Funds, I invite you to visit our website at www.tcw.com, or call our shareholder services department at (800) FUND TCW (800-386-3829).

Sincerely,

Charles W. Baldiswieler

President, Chief Executive Officer and Director

TCW Core Fixed Income Fund

Management Discussions

For the year ended October 31, 2012, the TCW Core Fixed Income Fund (the “Fund”) posted a gain of 7.57% and 7.21% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 5.25% over the same period.

Over the course of the past year, the US economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable Federal budget deficits. Consequently, the Fed has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and Treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes in Fed policies over the course of 2013 and recognize that we are collectively confronted by some substantial near-term risks to the economy, including the fiscal cliff and renewed recessions in Europe.

As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally overweighted the risk based asset classes referenced earlier. The table below presents the market value exposures of the Fund across a number of sectors:

Sector	Percentage of Net Assets
Asset-Backed Securities	4.8%
Commercial Mortgage-Backed Securities — Agency	4.0
Commercial Mortgage-Backed Securities — Non-Agency	9.4
Corporate Bonds	20.9
Foreign Government Bonds	0.1
Municipal Bonds	2.3
Residential Mortgage-Backed Securities — Agency	23.2
Residential Mortgage-Backed Securities — Non-Agency	8.7
U.S. Government Agency Obligations	8.2
U.S. Treasury Securities	17.4
Money Market Investments	1.9
Short-Term Investments	7.1

Total Investments	108.0%
Other*	(8.0)

Net Assets	100.0%

*	Liabilities in Excess of Other Assets.

TCW Core Fixed Income Fund

Management Discussions (Continued)

We continue to actively manage the portfolio so as to avail ourselves of trading and relative value opportunities consistent with the Fund’s mandate. We hope to continue to deliver excess performance versus the benchmark in the challenging environments we expect to encounter in 2013.

TCW Core Fixed Income Fund - I Class

TCW Core Fixed Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2012, the TCW Emerging Markets Income Fund (the “Fund”) returned 16.99% and 16.64% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, JP Morgan EMBI Global Diversified Index (“EMBI-GD”), returned 15.53% over the same period.

Positive excess returns during the period were attributable to the Fund’s emphasis on bonds issued by emerging markets (“EM”) corporates and selected sovereigns, particularly in Russia, Mexico, China, and United Arab Emirates. Bond selection in Argentina and an underweight in Lebanon further contributed to relative performance. The outperformance of the portfolio was reduced somewhat by hedging costs.

Emerging markets debt (“EMD”) generated very strong returns during the fiscal fourth quarter as investor risk appetite improved on the back of key policy decisions from the European Central Bank and the U.S. Federal Reserve. All the component parts of the EMBI-GD performed well during the period, but lower rated sovereign credits outperformed investment grade sovereigns by a considerable margin as more confident investors reached for higher yields. Both EM sovereign and corporate high yield bonds outperformed investment grade bonds during the period. EM local currency bonds also enjoyed a strong quarter. Approximately 56% of the local currency EMD returns came from rates while the balance came from currency appreciation. New issuance in July and September were record-setting months and approximately $105 billion of new EM USD bonds were issued during the period. More than 80% of the new deals this fiscal year were from corporates and more than 75% from investment grade issuers.

The emerging markets continue to be the principal drivers of growth globally with an estimated 2012 growth rate of close to 5%, nearly four times the rate expected in the developed world. While EM is not immune to global headwinds, we believe that it should continue to benefit from: (i) manageable inflation levels despite higher food prices and labor costs; (ii) ample room to pursue countercyclical monetary and fiscal policies if required to support growth; and (iii) low external financing needs on the back of stable debt levels and continued current account surpluses. Our base case scenario for the next year is a mild economic rebound. Asia growth remains soft. We believe, however, that the September quarter was likely the low GDP print for China and recent policy initiatives in India, if implemented, should improve the growth outlook there over time. In contrast, growth in Latin America appears to have already turned with upward growth revisions and recovery apparently underway in Brazil. Risks in the U.S. are likely to increase toward the end of 2012 with the approach of the fiscal cliff and debt ceiling negotiations. This will focus attention on deleveraging challenges in the U.S., which could in turn benefit emerging markets currencies as investors look to diversify their currency holdings away from the dollar.

The Eurozone sovereign crisis has not resulted in a deterioration of EM fundamentals or reversed improving debt dynamics and solid financial metrics. The ratio of EM debt to GDP is currently in the 36% range versus over 100% for the developed world and this positive variance for EM is likely to widen over the next two to three years as developed markets policymakers struggle to balance deleveraging needs with the avoidance of another global recession.

With spreads on EM external debt still near the tighter end of their range over the last eighteen months, we expect total returns in the near term to remain sensitive to U.S. Treasury moves. We believe that Treasuries will likely remain stable in the near term and could benefit from fiscal concerns. More important, the supply-demand imbalance continues to favor EM fixed income. The combined net supply new issues less maturities of the USD credit and structured product markets including EM sovereigns and corporates is about $26 billion per month. As a result of the QE3 program announced in September, the Fed is now

TCW Emerging Markets Income Fund

Management Discussions (Continued)

buying $40 billion per month. Additionally, the market is receiving about $61 billion a month in interest payments. The difference between coupons received and net spread product available to buy is around $75 billion per month. So even with record new issuance volumes, we do not expect supply to be a hurdle for EM hard currency debt

TCW Emerging Markets Income Fund - I Class

TCW Emerging Markets Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2012, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 9.02% and 8.92% on its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, JP Morgan GBI-EM Global Diversified Index (the “Index”), returned 7.25% over the same period.

Positive excess returns during the period were attributable to a combination of country allocation and security selection in China, Argentina, Peru and Philippines. Underweight positions in Indonesia and Thailand, as well as security selection in Brazil also contributed to relative performance. Positions in Mexico, Turkey and Korea detracted from performance. For the Index, approximately 47% of the local currency emerging markets debt (“EMD”) returns came from rates while 53% came from currency appreciation.

Emerging market local currency bonds posted strong positive returns during the fiscal year. The emerging markets continue to be the principal drivers of growth globally with an estimated 2012 growth rate of close to 5%, nearly four times the rate expected in the developed world. While emerging markets (“EM”) is not immune to global headwinds, we believe that it should continue to benefit from: (i) manageable inflation levels despite higher food prices and labor costs; (ii) ample room to pursue countercyclical monetary and fiscal policies as needed to support growth; and (iii) low external financing needs on the back of stable debt levels and continued current account surpluses. Our base case scenario for the next year is a moderate economic rebound for EM. While EM Asia growth remains soft, we believe that the July-September quarter was likely the low GDP print for China and recent policy initiatives in India, if implemented, should improve their growth outlook over time. In contrast, growth in Latin America appears to have already turned with upward growth revisions and recovery apparently underway in Brazil. Risks in the U.S. are likely to increase toward the end of 2012 with the approach of the fiscal cliff. While we expect worst case scenarios to be avoided, the fiscal cliff debate will focus attention once again on deleveraging challenges in the U.S., which could in turn benefit emerging markets currencies as investors look to diversify their currency holdings away from the U.S. dollar.

There are likely to be complications to this EM foreign exchange (“FX”) theme from time to time stemming from possible intervention in Latin America, credit concerns in some emerging Europe, Middle East and Africa (“EMEA”) countries and growth concerns in certain parts of Asia. Nonetheless, we believe that EM local currency bond markets are likely to see increased inflows, a trend which has is already reflected in the most recent flows data.

Local currency EM debt currently trades at an average spread of 500 basis points over U.S. Treasuries, which is at the high end of the range since 2009. The spread between EM local currency sovereign bonds and EM US dollar sovereign bonds is near its widest point in the last decade. While the developed world has embarked on multiple rounds of quantitative easing since the Great Recession, most EM countries started phasing out monetary stimulus as early as late 2010. Real FX rates in the emerging markets have enjoyed steady secular appreciation since 1999, coinciding with the trend depreciation of the US dollar since early 2002. The weak dollar trend moved in reverse earlier this year, as concerns about systemic risk in the Eurozone caused investors to flee to the relative safety of the world’s reserve currency. Now, however, with the improvement in the outlook for the sustainability of the Eurozone and initial signs of stabilization in global growth metrics, we expect investors to focus once again on currency diversification as a means to capitalize on the long term rebalancing of the global economy. In an environment where the focus of developed markets central bankers is to keep interest rates unusually low for an extended period of

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

time and promote currency weakness to help in the deleveraging process, it is hard to argue for a sustained depreciation of EM currencies relative to the dollar. Moreover, there are already incipient signs of stabilization in global manufacturing activity, which has historically triggered outperformance of EM as an asset class, particularly in the case of local currency bonds. Based on purchasing power parity, EM currencies are currently undervalued by an average 31% and should benefit both from the cyclical drivers noted above as well as the secular outcomes (faster growth, better demographics, urbanization, rising productivity and higher per capita incomes) of the ongoing economic development process in EM

TCW Emerging Markets Local Currency Income Fund - I Class

TCW Emerging Markets Local Currency Income Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Enhanced Commodity Strategy Fund

Management Discussions

For the year ended October 31, 2012, the TCW Enhanced Commodity Strategy Fund (the “Fund”) gained 0.55% on its I and N Class shares. The Fund’s benchmark, Dow Jones UBS Commodity Total Return Index, fell 4.43% during the same period.

Over the course of the past year, the US economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable Federal budget deficits. Consequently, the Fed has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and Treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes in Fed policies over the course of 2013 and recognize that we are collectively confronted by some substantial near-term risks to the economy, including the fiscal cliff and renewed recessions in Europe.

As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally overweighted the risk based asset classes referenced earlier. The table below presents the market value exposures of the Fund across a number of sectors:

Sector	Percentage of Net Assets
Commercial Mortgage-Backed Securities — Non-Agency	1.5%
Corporate Bonds	35.7
Municipal Bonds	2.0
Residential Mortgage-Backed Securities — Agency	7.7
Residential Mortgage-Backed Securities — Non-Agency	20.6
Investment Fund	0.2
Money Market Investments	2.2
Short-Term Investments	28.4

Total Investments	98.3%
Other*	1.7

Net Assets	100.0%

*	Other Assets in Excess of Other Liabilities.

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

We continue to actively manage the portfolio so as to avail ourselves of trading and relative value opportunities consistent with the Fund’s mandate. We hope to continue to deliver excess performance versus the benchmark in the challenging environments we expect to encounter in 2013.

TCW Enhanced Commodity Strategy Fund - I Class

TCW Enhanced Commodity Strategy Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

For the period December 1, 2011 (commencement of operations) through October 31, 2012, the TCW Global Bond Fund (the “Fund”) posted a gain of 12.74% on both Class I and Class N shares. The Fund’s benchmark, Barclays Capital Global Aggregate Index, returned 5.38% over the same period.

Over the course of the past year, the US economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable Federal budget deficits. Consequently, the Fed has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and Treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes in Fed policies over the course of 2013 and recognize that we are collectively confronted by some substantial near-term risks to the economy, including the fiscal cliff and renewed recessions in Europe.

As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally overweighted the risk based asset classes referenced earlier. The table below presents the market value exposures of the Fund across a number of sectors:

Sector	Percentage of Net Assets
Asset-Backed Securities	4.1%
Commercial Mortgage-Backed Securities — Non-Agency	2.6
Corporate Bonds	28.1
Foreign Government Bonds	36.6
Residential Mortgage-Backed Securities — Agency	14.4
Residential Mortgage-Backed Securities — Non-Agency	8.0
U.S. Government Agency Obligations	9.7
Money Market Investments	0.5
Short-Term Investments	0.6

Total Investments	104.6%
Other*	(4.6)

Net Assets	100.0%

*	Liabilities in Excess of Other Assets.

TCW Global Bond Fund

Management Discussions (Continued)

We continue to actively manage the portfolio so as to avail ourselves of trading and relative value opportunities consistent with the Fund’s mandate. We hope to continue to deliver excess performance versus the benchmark in the challenging environments we expect to encounter in 2013.

TCW Global Bond Fund - I Class

TCW Global Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

For the year ended October 31, 2012, the TCW High Yield Bond Fund (the “Fund”) posted a gain of 12.03% and 12.11% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Citigroup High Yield Cash Pay Index, returned 12.89% during the same period.

Over the course of the past year, the US economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable Federal budget deficits. Consequently, the Fed has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and Treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes in Fed policies over the course of 2013 and recognize that we are collectively confronted by some substantial near-term risks to the economy, including the fiscal cliff and renewed recessions in Europe.

As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally overweighted the risk based asset classes referenced earlier. The table below presents the market value exposures of the Fund across a number of sectors:

Sector	Percentage of Net Assets
Bank Loans	11.9%
Collateral Debt Obligations	1.9
Common Stock	0.4
Corporate Bonds	83.6
Municipal Bonds	0.1
Preferred Stock	1.2
Money Market Investments	0.9
Short-Term Investments	2.8

Total Investments	102.8%
Other*	(2.8)

Net Assets	100.0%

*	Liabilities in Excess of Other Assets.

TCW High Yield Bond Fund

Management Discussions (Continued)

We continue to actively manage the portfolio so as to avail ourselves of trading and relative value opportunities consistent with the Fund’s mandate. We hope to continue to deliver excess performance versus the benchmark in the challenging environments we expect to encounter in 2013.

TCW High Yield Bond Fund - I Class

TCW High Yield Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Short Term Bond Fund

Management Discussions

For the year ended October 31, 2012, the TCW Short Term Bond Fund (the “Fund”) posted a gain of 2.74%. The Fund’s benchmark, Citigroup 1-year Treasury Index, returned 0.27% over the same period.

Over the course of the past year, the US economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable Federal budget deficits. Consequently, the Fed has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and Treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes in Fed policies over the course of 2013 and recognize that we are collectively confronted by some substantial near-term risks to the economy, including the fiscal cliff and renewed recessions in Europe.

As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally overweighted the risk based asset classes referenced earlier. The table below presents the market value exposures of the Fund across a number of sectors:

Sector	Percentage of Net Assets
Commercial Mortgage-Backed Securities — Agency	2.4%
Commercial Mortgage-Backed Securities — Non-Agency	15.7
Corporate Bonds	12.0
Municipal Bonds	1.2
Residential Mortgage-Backed Securities — Agency	26.5
Residential Mortgage-Backed Securities — Non-Agency	5.6
U.S. Government Agency Obligations	5.7
U.S. Treasury Securities	11.3
Money Market Investments	1.5
Short-Term Investments	38.5

Total Investments	120.4%
Other*	(20.4)

Net Assets	100.0%

*	Liabilities in Excess of Other Assets.

TCW Short Term Bond Fund

Management Discussions (Continued)

We continue to actively manage the portfolio so as to avail ourselves of trading and relative value opportunities consistent with the Fund’s mandate. We hope to continue to deliver excess performance versus the benchmark in the challenging environments we expect to encounter in 2013.

TCW Short Term Bond Fund - I Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Total Return Bond Fund

Management Discussions

For the year ended October 31, 2012, the TCW Total Return Bond Fund (the “Fund”) posted a gain of 12.35% and 12.03% on its Class I and Class N shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Barclays Capital U.S. Aggregate Bond Index, returned 5.25% over the same period.

Over the course of the past year, the US economy has continued to exhibit subpar growth, high unemployment, well contained inflation metrics, and utterly unsustainable Federal budget deficits. Consequently, the Fed has continued its zero rate policy and “doubled down” on its quantitative easing (QE) programs. These market friendly Fed actions were accretive to the returns of “risk” oriented asset classes, including non-agency mortgage-backed securities (“MBS”), high yield, investment grade corporates, and emerging market securities. Conversely, these policies have remained detrimental to cash and Treasuries, both of which have suffered from negative real yields. We do not expect any meaningful changes in Fed policies over the course of 2013 and recognize that we are collectively confronted by some substantial near-term risks to the economy, including the fiscal cliff and renewed recessions in Europe.

As value based investors, TCW has maintained a defensive (short the benchmark) stance on duration and generally overweighted the risk based asset classes referenced earlier. The table below presents the market value exposures of the Fund across a number of sectors:

Sector	Percentage of Net Assets
Asset-Backed Securities	4.4%
Commercial Mortgage-Backed Securities — Agency	3.0
Commercial Mortgage Backed Securities — Non-Agency	4.6
Residential Mortgage-Backed Securities — Agency	41.1
Residential Mortgage-Backed Securities — Non-Agency	33.6
U.S. Government Obligations	14.2
Money Market Investments	2.0
Short-Term Investments	6.0

Total Investments	108.9
Other*	(8.9)

Net Assets	100.0%

*	Liabilities in Excess of Other Assets.

TCW Total Return Bond Fund

Management Discussions (Continued)

We continue to actively manage the portfolio so as to avail ourselves of trading and relative value opportunities consistent with the Fund’s mandate. We hope to continue to deliver excess performance versus the benchmark in the challenging environments we expect to encounter in 2013.

TCW Total Return Bond Fund - I Class

TCW Total Return Bond Fund - N Class

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments	October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (20.9%)

	Agriculture (0.0% of Net Assets)
$425,000	Altria Group, Inc., 8.5%, due 11/10/13	$459,383

	Airlines (0.8%)
420,007	Continental Airlines, Inc. Pass-Through Certificates, (00-1-A1), 8.048%, due 05/01/22 (EETC)	476,708
76,068	Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1), 7.707%, due 10/02/22 (EETC)	85,956
901,746	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 7.25%, due 05/10/21 (EETC)	1,041,516
1,183,264	Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1), 9%, due 01/08/18 (EETC)	1,369,628
1,049,549	Continental Airlines, Inc. Pass-Through Certificates, (99-1-A), 6.545%, due 08/02/20 (EETC)	1,142,696
611,786	Northwest Airlines LLC Pass-Through Certificates, (01-1-A1), 7.041%, due 10/01/23 (EETC)	680,612
677,372	US Airways Group, Inc. Pass-Through Certificates, (10-1A), 6.25%, due 10/22/24 (EETC)	729,869
2,550,000	US Airways Group, Inc. Pass-Through Certificates, (12-1A), 5.9%, due 04/01/26 (EETC)	2,766,750

	Total Airlines	8,293,735

	Auto Manufacturers (0.2%)
1,350,000	Daimler Finance North America LLC, (144A), 1.875%, due 09/15/14 (1)	1,369,440
350,000	Daimler Finance North America LLC, 6.5%, due 11/15/13	371,010

	Total Auto Manufacturers	1,740,450

	Banks (6.2%)
2,306,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (1)	2,375,872
1,000,000	Bank of America Corp., 1.896%, due 07/11/14 (2)	1,008,688
1,100,000	Bank of America Corp., 5.65%, due 05/01/18	1,278,088
1,500,000	Bank of America Corp., 6%, due 09/01/17	1,751,526
165,000	Bank of America Corp., 7.375%, due 05/15/14	180,243
2,550,000	Bank of America N.A., 0.668%, due 06/15/16 (2)	2,427,112
1,000,000	Bank of America N.A., 0.688%, due 06/15/17 (2)	935,670
1,250,000	Bank of America N.A., 5.3%, due 03/15/17	1,403,344
2,300,000	Bank of America N.A., 6.1%, due 06/15/17	2,667,080
2,500,000	Bank of New York Mellon Corp. (The), 1.7%, due 11/24/14	2,555,967
250,000	Barclays Bank PLC (United Kingdom), 5%, due 09/22/16	280,855
1,000,000	Chase Capital II, 0.944%, due 02/01/27 (2)	804,900
2,500,000	Chase Capital VI, 1.069%, due 08/01/28 (2)	1,989,758
4,000,000	Citigroup, Inc., 2.134%, due 05/15/18 (2)	3,979,320
1,062,000	Citigroup, Inc., 4.7%, due 05/29/15	1,146,406
1,110,000	Citigroup, Inc., 5.375%, due 08/09/20	1,298,304

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$425,000	Citigroup, Inc., 6%, due 08/15/17	$500,276
275,000	Citigroup, Inc., 6.125%, due 05/15/18	328,596
1,400,000	Citigroup, Inc., 6.375%, due 08/12/14	1,527,997
440,000	Citigroup, Inc., 8.125%, due 07/15/39	671,094
725,000	Citigroup, Inc., 8.5%, due 05/22/19	966,734
3,500,000	Commonwealth Bank of Australia/New York, 1.95%, due 03/16/15	3,587,148
475,000	Credit Suisse New York (Switzerland), 5.5%, due 05/01/14	506,474
500,000	Discover Bank/Greenwood DE, 7%, due 04/15/20	623,619
475,000	First Chicago NBD Institutional Capital I, 0.994%, due 02/01/27 (2)	378,390
500,000	Goldman Sachs Group, Inc. (The), 1.439%, due 02/07/14 (2)	501,875
2,000,000	Goldman Sachs Group, Inc. (The), 5.75%, due 01/24/22	2,320,099
50,000	Goldman Sachs Group, Inc. (The), 6%, due 06/15/20	58,521
1,550,000	Goldman Sachs Group, Inc. (The), 6.15%, due 04/01/18	1,815,110
1,500,000	JPMorgan Chase & Co., 3.15%, due 07/05/16	1,586,882
500,000	JPMorgan Chase Bank N.A., 5.875%, due 06/13/16	568,278
3,875,000	JPMorgan Chase Bank N.A., 6%, due 10/01/17	4,582,807
2,230,000	JPMorgan Chase Capital XIII, 1.312%, due 09/30/34 (2)	1,791,091
125,000	Korea Development Bank (South Korea), 5.3%, due 01/17/13	125,951
250,000	Korea Development Bank (South Korea), 5.75%, due 09/10/13	259,363
150,000	Korea Development Bank (South Korea), 8%, due 01/23/14	161,894
850,000	Lloyds TSB Bank PLC (United Kingdom), (144A), 5.8%, due 01/13/20 (1)	1,000,070
1,290,000	Morgan Stanley, 0.774%, due 10/18/16 (2)	1,220,904
400,000	Morgan Stanley, 0.82%, due 10/15/15 (2)	385,644
575,000	Morgan Stanley, 5.45%, due 01/09/17	634,909
600,000	Morgan Stanley, 5.5%, due 07/24/20	662,330
750,000	Morgan Stanley, 5.625%, due 09/23/19	829,047
975,000	Morgan Stanley, 6.625%, due 04/01/18	1,134,001
375,000	Morgan Stanley, 7.3%, due 05/13/19	451,244
2,250,000	National Australia Bank/New York, 2.75%, due 03/09/17	2,377,619
1,875,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17	2,008,740
3,000,000	Royal Bank of Scotland PLC (The) (United Kingdom), 2.55%, due 09/18/15	3,068,278
375,000	US Bank N.A., 6.3%, due 02/04/14	401,169
250,000	Wachovia Corp., 5.5%, due 05/01/13	256,162
550,000	Westpac Banking Corp. (Australia), 2.1%, due 08/02/13	557,006

	Total Banks	63,932,455

	Beverages (0.3%)
2,500,000	Anheuser-Busch InBev Worldwide, Inc., 2.5%, due 07/15/22	2,541,931
210,000	Coca-Cola Enterprises, Inc., 7.375%, due 03/03/14	228,753

	Total Beverages	2,770,684

	Chemicals (0.0%)
350,000	Rohm and Haas Co., 6%, due 09/15/17	420,114

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value

	Diversified Financial Services (2.0%)
$350,000	American Express Co., 7.25%, due 05/20/14	$385,370
2,065,000	General Electric Capital Corp., 0.821%, due 05/05/26 (2)	1,793,159
2,225,000	General Electric Capital Corp., 0.914%, due 08/15/36 (2)	1,709,461
1,000,000	General Electric Capital Corp., 3.15%, due 09/07/22	1,016,000
1,250,000	General Electric Capital Corp., 4.375%, due 09/16/20	1,399,697
1,000,000	General Electric Capital Corp., 4.65%, due 10/17/21	1,133,209
250,000	General Electric Capital Corp., 4.8%, due 05/01/13	255,503
250,000	General Electric Capital Corp., 5.5%, due 01/08/20	297,423
1,000,000	General Electric Capital Corp., 5.875%, due 01/14/38	1,231,228
500,000	General Electric Capital Corp., 6.75%, due 03/15/32	665,065
375,000	General Electric Capital Corp., 6.875%, due 01/10/39	518,114
1,250,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (1)	1,346,875
1,000,000	International Lease Finance Corp., (144A), 6.75%, due 09/01/16 (1)	1,130,000
125,000	John Deere Capital Corp., 4.9%, due 09/09/13	129,801
475,000	JPMorgan Chase & Co. (originally issued by Bear Stearns & Co.), 7.25%, due 02/01/18	591,063
3,440,000	NCUA Guaranteed Notes, 0.234%, due 06/12/13 (2)	3,440,035
1,500,000	Pipeline Funding Co. LLC, (144A), 7.5%, due 01/15/30 (1)	1,898,620
1,700,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	1,827,500

	Total Diversified Financial Services	20,768,123

	Electric (1.1%)
875,000	Exelon Generation Co. LLC, (144A), 5.6%, due 06/15/42 (1)	979,901
1,500,000	NiSource Finance Corp., 5.25%, due 02/15/43	1,682,223
400,000	NiSource Finance Corp., 6.8%, due 01/15/19	485,753
2,250,000	Oncor Electric Delivery Co. LLC, 5.25%, due 09/30/40	2,513,969
1,000,000	Oncor Electric Delivery Co. LLC, 5.3%, due 06/01/42	1,138,274
2,545,000	Public Service Co. of New Mexico, 7.95%, due 05/15/18	3,098,325
250,000	Southern Power Co., 4.875%, due 07/15/15	275,383
1,000,000	Tucson Electric Power Co., 5.15%, due 11/15/21	1,119,700

	Total Electric	11,293,528

	Energy-Alternate Sources (0.1%)
522,724	Alta Wind Holdings LLC, (144A), 7%, due 06/30/35 (1)	559,038

	Environmental Control (0.0%)
50,000	Waste Management, Inc., 7%, due 07/15/28	67,801

	Food (0.1%)
143,000	Kraft Foods Group, Inc., (144A), 5.375%, due 02/10/20 (1)	176,173
125,000	Kroger Co., 5.5%, due 02/01/13	126,512
50,000	Kroger Co., 7.5%, due 01/15/14	54,042
132,000	Mondelez International, Inc., 5.375%, due 02/10/20	162,119

	Total Food	518,846

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Gas (0.5%)
$2,000,000	Florida Gas Transmission Co. LLC, (144A), 3.875%, due 07/15/22 (1)	$2,157,546
500,000	Florida Gas Transmission Co. LLC, (144A), 4%, due 07/15/15 (1)	535,911
350,000	Florida Gas Transmission Co. LLC, (144A), 7.9%, due 05/15/19 (1)	452,527
2,300,000	Southwest Gas Corp., 3.875%, due 04/01/22	2,529,986

	Total Gas	5,675,970

	Healthcare-Products (0.0%)
250,000	Covidien International Finance S.A. (Ireland), 6%, due 10/15/17	306,770

	Healthcare-Services (1.1%)
3,785,000	Kaiser Foundation Hospitals, 4.875%, due 04/01/42	4,259,616
3,000,000	North Shore Long Island Jewish Health Care, Inc., 4.8%, due 11/01/42	3,179,730
3,000,000	NYU Hospitals Center, 4.428%, due 07/01/42	3,156,897
250,000	WellPoint, Inc., 5.25%, due 01/15/16	280,800
175,000	WellPoint, Inc., 5.875%, due 06/15/17	207,225

	Total Healthcare-Services	11,084,268

	Insurance (1.7%)
2,700,000	Berkshire Hathaway Finance Corp., 4.4%, due 05/15/42	2,853,833
425,000	Berkshire Hathaway Finance Corp., 4.85%, due 01/15/15	464,970
225,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (1)	280,188
875,000	Farmers Exchange Capital, (144A), 7.2%, due 07/15/48 (1)	1,081,126
1,862,000	Farmers Insurance Exchange, (144A), 8.625%, due 05/01/24 (1)	2,558,166
250,000	Farmers Insurance Exchange, (144A), 6%, due 08/01/14 (1)	265,486
500,000	Guardian Life Insurance Co. of America, (144A), 7.375%, due 09/30/39 (1)	699,326
300,000	MetLife, Inc., 5.7%, due 06/15/35	372,870
4,000,000	Metropolitan Life Global Funding I, (144A), 3.875%, due 04/11/22 (1)	4,411,480
1,000,000	Prudential Financial, Inc., 4.5%, due 11/15/20	1,118,730
1,700,000	Prudential Financial, Inc., 5.7%, due 12/14/36	1,985,993
750,000	Prudential Holdings LLC, (144A), 8.695%, due 12/18/23 (1)	973,143

	Total Insurance	17,065,311

	Iron & Steel (0.1%)
380,000	ArcelorMittal, 4.75%, due 02/25/17	369,692
900,000	Vale S.A., 5.625%, due 09/11/42	964,298

	Total Iron & Steel	1,333,990

	Media (0.2%)
250,000	Comcast Corp., 5.3%, due 01/15/14	264,206
750,000	NBCUniversal Media LLC, 4.375%, due 04/01/21	858,691
200,000	NBCUniversal Media LLC, 5.15%, due 04/30/20	240,124
175,000	News America, Inc., 6.15%, due 03/01/37	219,625
75,000	Time Warner Cable, Inc., 7.5%, due 04/01/14	82,063
225,000	Time Warner Entertainment Co., LP, 8.375%, due 07/15/33	328,537

	Total Media	1,993,246

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Mining (0.0%)
$300,000	Southern Copper Corp. (Peru), 7.5%, due 07/27/35	$380,299

	Miscellaneous Manufacturers (0.3%)
2,700,000	General Electric Co., 2.7%, due 10/09/22	2,714,980

	Oil & Gas (0.3%)
250,000	Anadarko Petroleum Corp., 5.95%, due 09/15/16	291,583
50,000	Petrobras International Finance Co. (Brazil), 6.875%, due 01/20/40	64,622
300,000	Petrobras International Finance Co. (Brazil), 7.875%, due 03/15/19	380,931
2,250,000	Phillips 66, (144A), 2.95%, due 05/01/17 (1)	2,396,207

	Total Oil & Gas	3,133,343

	Pharmaceuticals (0.3%)
250,000	Abbott Laboratories, 5.6%, due 11/30/17	306,434
250,000	Eli Lilly & Co., 5.2%, due 03/15/17	294,232
2,042,000	Express Scripts Holding Co., (144A), 2.75%, due 11/21/14 (1)	2,116,874
50,000	McKesson Corp., 6.5%, due 02/15/14	53,688
200,000	McKesson HBOC, Inc., 5.7%, due 03/01/17	238,078

	Total Pharmaceuticals	3,009,306

	Pipelines (1.7%)
460,000	CenterPoint Energy Resources Corp., 6.15%, due 05/01/16	527,547
1,500,000	CenterPoint Energy Resources Corp., 6.25%, due 02/01/37	1,973,833
1,000,000	El Paso Pipeline Partners Operating Co. LLC, 5%, due 10/01/21	1,136,600
675,000	Panhandle Eastern Pipe Line Co. LP, 7%, due 06/15/18	834,326
825,000	Panhandle Eastern Pipe Line Co. LP, 8.125%, due 06/01/19	1,023,385
1,040,000	Southern Natural Gas Co. LLC, 7.35%, due 02/15/31	1,458,594
850,000	Spectra Energy Capital LLC, 6.75%, due 02/15/32	1,055,704
300,000	Spectra Energy Capital LLC, 7.5%, due 09/15/38	416,217
2,255,000	Tennessee Gas Pipeline Co., 8%, due 02/01/16	2,707,486
2,090,000	Tennessee Gas Pipeline Co., 8.375%, due 06/15/32	3,106,673
375,000	TransCanada PipeLines, Ltd. (Canada), 6.1%, due 06/01/40	523,739
1,950,000	Williams Cos., Inc. (The), 7.75%, due 06/15/31	2,569,925
172,000	Williams Cos., Inc. (The), 7.875%, due 09/01/21	228,125

	Total Pipelines	17,562,154

	Real Estate (0.6%)
850,000	Post Apartment Homes, LP, 4.75%, due 10/15/17	948,267
1,190,000	WEA Finance LLC/WT Finance Australia Pty, Ltd. (Australia), (144A), 5.75%, due 09/02/15 (1)	1,325,842
3,200,000	Westfield Capital/WT Finance/WEA Finance LLC (Australia), (144A), 5.125%, due 11/15/14 (1)	3,445,165

	Total Real Estate	5,719,274

	REIT (3.1%)
2,250,000	Alexandria Real Estate Equities, Inc., 4.6%, due 04/01/22	2,397,601
1,540,000	Boston Properties LP, 3.85%, due 02/01/23	1,655,208

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	REIT (Continued)
$2,200,000	Boston Properties LP, 5.875%, due 10/15/19	$2,641,734
960,000	ERP Operating LP, 6.584%, due 04/13/15	1,081,051
3,000,000	Essex Portfolio LP, (144A), 3.625%, due 08/15/22 (1)	3,044,790
3,080,000	HCP, Inc., 3.75%, due 02/01/19	3,267,041
1,000,000	HCP, Inc., 6%, due 01/30/17	1,154,391
715,000	HCP, Inc., 6.3%, due 09/15/16	825,360
525,000	HCP, Inc., 6.7%, due 01/30/18	634,228
2,000,000	Health Care REIT, Inc., 4.125%, due 04/01/19	2,165,860
1,200,000	Health Care REIT, Inc., 4.7%, due 09/15/17	1,345,504
320,000	Health Care REIT, Inc., 4.95%, due 01/15/21	353,614
300,000	Health Care REIT, Inc., 6.125%, due 04/15/20	353,017
710,000	Health Care REIT, Inc., 6.5%, due 03/15/41	888,574
500,000	Healthcare Realty Trust, Inc., 5.75%, due 01/15/21	562,981
350,000	Healthcare Realty Trust, Inc., 6.5%, due 01/17/17	400,735
1,000,000	Kimco Realty Corp., 5.19%, due 10/01/13	1,033,569
300,000	Liberty Property LP, 5.125%, due 03/02/15	324,152
1,925,000	Nationwide Health Properties, Inc., 6%, due 05/20/15	2,135,979
2,440,000	SL Green Realty Corp., 5%, due 08/15/18	2,636,520
1,250,000	UDR, Inc., 4.25%, due 06/01/18	1,382,643
200,000	UDR, Inc., 5.13%, due 01/15/14	208,252
150,000	UDR, Inc., 5.25%, due 01/15/15	162,502
1,500,000	Ventas Realty LP / Ventas Capital Corp., 4%, due 04/30/19	1,614,775

	Total REIT	32,270,081

	Retail (0.0%)
150,000	CVS Caremark Corp., 6.6%, due 03/15/19	193,341

	Telecommunications (0.2%)
500,000	AT&T, Inc., 5.55%, due 08/15/41	630,057
750,000	AT&T, Inc., 6.5%, due 09/01/37	1,019,424
575,000	Telecom Italia Capital S.A. (Italy), 6%, due 09/30/34	540,500
125,000	Verizon Communications, Inc., 6.25%, due 04/01/37	172,027

	Total Telecommunications	2,362,008

	Total Corporate Bonds (Cost: $198,739,543) (20.9%)	215,628,498

	Municipal Bonds (2.3%)
700,000	Bay Area Toll Authority, California Toll Bridge Revenue Bond, 6.263%, due 04/01/49	971,320
1,000,000	California State, Build America Bonds, 5.7%, due 11/01/21	1,164,060
1,450,000	California State, Build America Bonds, 7.55%, due 04/01/39	2,022,431
1,350,000	California State, Build America Bonds, 7.6%, due 11/01/40	1,905,916
1,050,000	California State, General Obligation Unlimited, 6.2%, due 10/01/19	1,249,143
2,500,000	City of Houston TX, General Obligation, Ltd., 6.29%, due 03/01/32	3,090,900
1,055,000	Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York, 4.93%, due 04/01/20	1,217,998

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Municipal Bonds (Continued)
$250,000	Illinois State, Build America Bonds, 4.421%, due 01/01/15	$264,825
1,075,000	Illinois State, General Obligation Bond, 4.35%, due 06/01/18	1,129,567
405,000	Illinois State, General Obligation Bond, 5.665%, due 03/01/18	459,845
700,000	Illinois State, General Obligation Unlimited, 4.95%, due 06/01/23	728,518
400,000	Illinois State, General Obligation Unlimited, 5.877%, due 03/01/19	460,432
3,000,000	Illinois State, General Obligation Unlimited, 6.2%, due 07/01/21	3,369,810
1,000,000	Los Angeles City Department of Water & Power Revenue Bonds, 6.574%, due 07/01/45	1,400,990
850,000	New Jersey State Turnpike Authority Revenue Bonds, 7.102%, due 01/01/41	1,224,722
675,000	New York City Municipal Water Finance Authority, Water & Sewer Revenue Bonds, 6.011%, due 06/15/42	920,957
730,000	New York State, Build America Bonds, General Obligation Unlimited, 5.817%, due 10/01/31	829,506
1,000,000	North Texas Tollway Authority Revenue Bonds, 6.718%, due 01/01/49	1,368,120

	Total Municipal Bonds (Cost: $21,245,479)	23,779,060

	Foreign Government Bonds (0.1%)
200,000	Province of Manitoba (Canada), 4.9%, due 12/06/16	233,870
250,000	State of Israel, 4.625%, due 06/15/13	255,255

	Total Foreign Government Bonds (Cost: $450,570)	489,125

	Asset-Backed Securities (4.8%)
2,800,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.31%, due 12/27/44 (1)(2)	2,598,177
2,500,000	Alm Loan Funding (12-7A-A1), (144A), 1.81%, due 10/19/24 (1)(2)(3)	2,499,990
3,074,474	Bayview Commercial Asset Trust (06-4A-A1), (144A), 0.44%, due 12/25/36 (1)(2)	2,278,821
1,981,914	Beacon Container Finance LLC (12-1A-A), (144A), 3.72%, due 09/20/27 (1)	2,013,548
2,400,490	Brazos Education Loan Authority, Inc. (12-1-A1), 0.94%, due 12/26/35 (2)	2,343,479
661,675	Brazos Higher Education Authority, Inc. (06-2-A9), 0.477%, due 12/26/24 (2)	605,917
1,695,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.476%, due 11/25/33 (2)	1,685,426
675,000	Brazos Higher Education Authority, Inc. (10-1-A2), 1.626%, due 02/25/35 (2)	665,689
2,750,000	CAL Funding II, Ltd. (12-1A-A), (144A), 3.47%, due 10/25/27 (1)	2,763,750
2,764,991	College Loan Corp. Trust (05-2-A3), 0.47%, due 04/15/25 (2)	2,737,820
1,487,500	Cronos Containers Program, Ltd. (12-2A-A), (144A), 3.81%, due 09/18/27 (1)	1,522,439
1,197,917	Cronos Containers Program, Ltd. (12-1A-A), (144A), 4.21%, due 05/18/27 (1)	1,198,788
2,500,000	Educational Services of America, Inc. (12-2-A), (144A), 1.039%, due 04/25/39 (1)(2)	2,500,000
2,372,085	GE Business Loan Trust (04-2A-A), (144A), 0.434%, due 12/15/32 (1)(2)	2,208,653
691,825	GE Business Loan Trust (04-1-A), (144A), 0.504%, due 05/15/32 (1)(2)	654,947
977,065	GE Business Loan Trust (03-1-A), (144A), 0.644%, due 04/15/31 (1)(2)	900,072
1,341,250	GE SeaCo Finance SRL (05-1A-A), (144A), 0.464%, due 11/17/20 (1)(2)	1,301,258
2,324,339	Genesis Funding, Ltd. (06-1A-G1), (144A), 0.451%, due 12/19/32 (1)(2)	2,028,683
2,291,172	Iowa Student Loan Liquidity Corp. (11-1-A), 1.619%, due 06/25/42 (2)	2,325,287
2,400,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.26%, due 07/20/43 (2)	2,315,262
2,500,000	Neptune Finance CCS, Ltd. (08-1A-A), (144A), 0.933%, due 04/20/20 (1)(2)	2,464,633

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (Continued)
$2,600,000	Oak Hill Credit Partners (12-7A-A), (144A), 1.768%, due 11/20/23 (1)(2)(3)	$2,600,002
2,450,000	Octagon Investment Partners XI, Ltd. (07-1A-A1B), (144A), 0.686%, due 08/25/21 (1)(2)	2,311,685
2,000,000	SLM Student Loan Trust (11-2-A2), 1.41%, due 10/25/34 (2)	1,976,152
1,645,000	TAL Advantage LLC (06-1A-NOTE), (144A), 0.4%, due 04/20/21 (1)(2)	1,614,408
1,433,750	Textainer Marine Containers, Ltd. (05-1A-A), (144A), 0.46%, due 05/15/20 (1)(2)	1,413,422

	Total Asset-Backed Securities (Cost: $48,813,689)	49,528,308

	Commercial Mortgage-Backed Securities — Agency (4.0%)
5,030,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K020-A2), 2.373%, due 05/25/22 (5)	5,156,761
980,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21 (2)	1,130,841
5,220,000	Federal National Mortgage Association (12-M15-A), 2.745%, due 10/25/22 (2)	5,492,823
2,603,924	Federal National Mortgage Association, Pool #FN0000, 3.584%, due 09/01/20	2,907,480
4,089,547	Federal National Mortgage Association, Pool #AE0918, 3.665%, due 10/01/20 (5)	4,591,949
2,505,279	Federal National Mortgage Association, Pool #FN0001, 3.763%, due 12/01/20 (5)	2,848,894
2,954,008	Federal National Mortgage Association, Pool #FN0003, 4.301%, due 01/01/21 (5)	3,451,863
4,543,036	Federal National Mortgage Association, Pool #745935, 5.682%, due 08/01/16 (5)	5,121,045
6,855,460	Federal National Mortgage Association ACES (12-M12-1A), 2.84%, due 08/25/22 (2)(5)	7,337,822
3,048,383	NCUA Guaranteed Notes (11-C1-2A), 0.738%, due 03/09/21 (2)	3,088,774

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $39,650,095)	41,128,252

	Commercial Mortgage-Backed Securities — Non-Agency (9.4%)
1,135,000	Banc of America Commercial Mortgage, Inc. (05-2-A5), 4.857%, due 07/10/43 (2)	1,241,489
1,625,000	Banc of America Commercial Mortgage, Inc. (05-5-A4), 5.115%, due 10/10/45 (2)	1,818,425
4,482,237	Bear Stearns Commercial Mortgage Securities (04-PWR4-A3), 5.468%, due 06/11/41 (2)	4,742,767
3,270,000	Bear Stearns Commercial Mortgage Securities (04-PWR5-A5), 4.978%, due 07/11/42 (2)	3,458,129
3,450,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.15%, due 10/12/42 (2)	3,843,079
3,315,000	Citigroup Commercial Mortgage Trust (04-C1-A4), 5.361%, due 04/15/40 (2)	3,513,582
3,395,000	Commercial Mortgage Pass-Through Certificates (05-LP5-A4), 4.982%, due 05/10/43 (2)	3,732,297
1,682,936	Credit Suisse First Boston Mortgage Securities Corp. (03-C4-A4), 5.137%, due 08/15/36 (2)	1,713,666
765,000	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	892,825
4,221,480	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (1)(2)	4,235,128
2,312,370	GE Capital Commercial Mortgage Corp. (03-C2-A4), 5.145%, due 07/10/37	2,354,553
497,225	GMAC Commercial Mortgage Securities, Inc. (03-C2-A1), 4.576%, due 05/10/40	500,788
2,295,000	GMAC Commercial Mortgage Securities, Inc. (03-C3-A4), 5.023%, due 04/10/40	2,369,946
2,430,681	Greenwich Capital Commercial Funding Corp. (03-C1-A4), 4.111%, due 07/05/35	2,452,928

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$3,189,711	Greenwich Capital Commercial Funding Corp. (04-GG1-A7), 5.317%, due 06/10/36 (2)	$3,353,506
1,890,000	Greenwich Capital Commercial Funding Corp. (05-GG3-A4), 4.799%, due 08/10/42 (2)	2,032,049
3,150,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44	3,490,679
1,316,185	JPMorgan Chase Commercial Mortgage Securities Corp. (03-ML1A-A2), 4.767%, due 03/12/39	1,322,229
2,995,000	JPMorgan Chase Commercial Mortgage Securities Corp. (04-C1-A3), 4.719%, due 01/15/38	3,099,001
1,505,000	JPMorgan Chase Commercial Mortgage Securities Corp. (04-C3-A5), 4.878%, due 01/15/42	1,612,811
3,475,000	JPMorgan Chase Commercial Mortgage Securities Corp. (05-CB12-A4), 4.895%, due 09/12/37	3,827,122
2,792,117	JPMorgan Chase Commercial Mortgage Securities Corp. (06-CB15-ASB), 5.79%, due 06/12/43 (2)	2,992,537
2,535,000	LB-UBS Commercial Mortgage Trust (03-C8-A4), 5.124%, due 11/15/32 (2)	2,612,457
3,446,408	LB-UBS Commercial Mortgage Trust (04-C7-A1A), 4.475%, due 10/15/29	3,647,482
2,290,000	Merrill Lynch Mortgage Trust (05-LC1-A4), 5.291%, due 01/12/44 (2)	2,557,304
1,815,000	Morgan Stanley Capital I Trust (05-T19-A4A), 4.89%, due 06/12/47	1,997,948
2,855,000	Morgan Stanley Capital I Trust (06-T21-A4), 5.162%, due 10/12/52 (2)	3,199,781
3,945,000	Morgan Stanley Capital I Trust (06-T23-A4), 5.818%, due 08/12/41 (2)	4,599,089
2,441,343	Morgan Stanley Capital I Trust (07-IQ15-A2), 5.839%, due 06/11/49 (2)	2,450,677
1,080,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49 (2)	1,259,313
1,210,000	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	1,306,632
625,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	712,645
2,207,140	Wachovia Bank Commercial Mortgage Trust (03-C5-A2), 3.989%, due 06/15/35	2,232,075
2,260,000	Wachovia Bank Commercial Mortgage Trust (05-C20-A7), 5.118%, due 07/15/42 (2)	2,495,643
3,600,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	3,986,082
2,800,000	WF-RBS Commercial Mortgage Trust (12-C7-A2), 3.431%, due 06/15/45	3,009,006
2,275,000	WF-RBS Commercial Mortgage Trust (12-C8-A3), 3.001%, due 08/15/45	2,384,125

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $96,161,072)	97,049,795

	Residential Mortgage-Backed Securities — Agency (23.2%)
304,216	Federal Home Loan Mortgage Corp., Pool #1A1127, 2.89%, due 01/01/37 (2)	305,399
4,660,955	Federal Home Loan Mortgage Corp., Pool #Q05261, 3.5%, due 12/01/41 (5)	5,029,462
5,608,173	Federal Home Loan Mortgage Corp., Pool #G06360, 4%, due 03/01/41 (5)	6,230,806
3,377,372	Federal Home Loan Mortgage Corp., Pool #G06499, 4%, due 03/01/41 (5)	3,701,675
4,694,960	Federal Home Loan Mortgage Corp., Pool #G06498, 4%, due 04/01/41 (5)	5,198,601
4,539,380	Federal Home Loan Mortgage Corp., Pool #Q04090, 4%, due 10/01/41	5,026,331
5,163,323	Federal Home Loan Mortgage Corp., Pool #G06257, 4.5%, due 02/01/41	5,772,291
5,361,863	Federal Home Loan Mortgage Corp., Pool #A97179, 4.5%, due 03/01/41 (5)	5,994,247
1,915,285	Federal Home Loan Mortgage Corp., Pool #G06620, 4.5%, due 07/01/41 (5)	2,150,506
96,059	Federal Home Loan Mortgage Corp., Pool #B15026, 5%, due 06/01/19	104,123
34,910	Federal Home Loan Mortgage Corp., Pool #B15591, 5%, due 07/01/19	37,841

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$66,156	Federal Home Loan Mortgage Corp., Pool #C90526, 5.5%, due 02/01/22	$71,930
9,545,712	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42	9,982,079
667,479	Federal Home Loan Mortgage Corp. (2439-KZ), 6.5%, due 04/15/32	759,151
1,599,846	Federal Home Loan Mortgage Corp. (2575-FD), 0.664%, due 02/15/33 (PAC) (2)	1,610,632
65,925	Federal Home Loan Mortgage Corp. (2649-GP), 4.5%, due 10/15/30	66,143
920,190	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	963,539
44,245	Federal Home Loan Mortgage Corp. (2770-UT), 4.5%, due 03/15/19	44,218
2,100,000	Federal Home Loan Mortgage Corp. (2875-GM), 5%, due 01/15/33 (PAC) (5)	2,167,288
770,303	Federal Home Loan Mortgage Corp. (3315-S), 6.196%, due 05/15/37 (I/O) (I/F) (2)	85,696
2,229,502	Federal Home Loan Mortgage Corp. (3339-JS), 41.444%, due 07/15/37 (I/F) (2)(5)	4,512,320
1,333,878	Federal Home Loan Mortgage Corp. (3351-ZC), 5.5%, due 07/15/37	1,534,780
3,443,451	Federal Home Loan Mortgage Corp. (3380-SM), 6.196%, due 10/15/37 (I/O) (I/F) (2)	596,418
3,759,144	Federal Home Loan Mortgage Corp. (3382-FL), 0.914%, due 11/15/37 (2)(5)	3,791,022
11,342,096	Federal Home Loan Mortgage Corp. (3439-SC), 5.686%, due 04/15/38 (I/O) (2)	1,775,747
4,647,339	Federal Home Loan Mortgage Corp. (3578-DI), 6.436%, due 04/15/36 (I/O) (I/F) (2)	732,006
7,745,865	Federal National Mortgage Association, Pool #AB4670, 3%, due 03/01/27 (2)(5)	8,274,265
12,326,553	Federal National Mortgage Association, Pool #AB5215, 3%, due 05/01/27 (5)	13,140,468
3,807,838	Federal National Mortgage Association, Pool #AH3429, 3.5%, due 01/01/26	4,123,910
3,622,726	Federal National Mortgage Association, Pool #AB2127, 3.5%, due 01/01/26	3,907,582
2,770,665	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41 (5)	2,986,588
3,743,667	Federal National Mortgage Association, Pool #AB3864, 3.5%, due 11/01/41 (5)	4,049,457
7,320,015	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41 (5)	7,953,385
323,313	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	346,172
5,682,021	Federal National Mortgage Association, Pool #AC1604, 4%, due 08/01/39 (5)	6,234,908
5,254,843	Federal National Mortgage Association, Pool #AB3685, 4%, due 10/01/41 (5)	5,776,463
1,752,015	Federal National Mortgage Association, Pool #AL0209, 4.5%, due 05/01/41	1,975,300
244,455	Federal National Mortgage Association, Pool #727575, 5%, due 06/01/33	264,629
78,861	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	86,993
141,028	Federal National Mortgage Association, Pool #748751, 5.5%, due 10/01/33	147,273
6,595,545	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40 (5)	7,319,441
60,619	Federal National Mortgage Association, Pool #596686, 6.5%, due 11/01/31	66,599
592,339	Federal National Mortgage Association (01-14-SH), 10.797%, due 03/25/30 (I/F) (2)	957,708
915,655	Federal National Mortgage Association (01-34-FV), 0.71%, due 08/25/31 (2)	919,575
16,132	Federal National Mortgage Association (03-62-MA), 3.5%, due 07/25/33	16,595
2,000,000	Federal National Mortgage Association (04-W10-A6), 5.75%, due 08/25/34 (PAC)	2,236,888
736,451	Federal National Mortgage Association (05-54-VM), 4.5%, due 11/25/25	766,629
4,298,311	Federal National Mortgage Association (07-89-GF), 0.73%, due 09/25/37 (2)(5)	4,330,694
890,224	Federal National Mortgage Association (08-12-SE), 6.189%, due 01/25/33 (I/O) (I/F) (2)	39,054
1,241,979	Federal National Mortgage Association (08-30-SA), 6.639%, due 04/25/38 (I/O) (I/F) (2)	200,089
1,274,307	Federal National Mortgage Association (08-62-SN), 5.989%, due 07/25/38 (I/O) (I/F) (2)	172,388

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$4,000,000	Federal National Mortgage Association (09-64-TB), 4%, due 08/25/29	$4,402,945
610,888	Federal National Mortgage Association (09-68-SA), 6.539%, due 09/25/39 (I/O) (I/F) (2)	85,679
9,426,245	Federal National Mortgage Association (10-26-AS), 6.119%, due 03/25/40 (I/O) (2)(5)	1,321,958
4,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41	4,463,832
6,910,000	Federal National Mortgage Association TBA, 2.5% (4)	7,231,747
11,675,000	Federal National Mortgage Association TBA, 3% (4)	12,242,333
28,970,000	Federal National Mortgage Association TBA, 3% (4)	30,309,864
238,304	Government National Mortgage Association, Pool #608259, 4.5%, due 08/15/33	260,541
654,267	Government National Mortgage Association, Pool #782114, 5%, due 09/15/36	720,635
3,225,000	Government National Mortgage Association (04-30-UC), 5.5%, due 02/20/34 (PAC)	3,552,341
1,459,916	Government National Mortgage Association (05-25-Z), 5%, due 03/16/35	1,594,710
1,738,028	Government National Mortgage Association (08-27-SI), 6.259%, due 03/20/38 (I/O) (I/F) (2)	228,346
7,031,776	Government National Mortgage Association (08-81-S), 5.989%, due 09/20/38 (I/O) (I/F) (2)	1,075,495
3,021,852	Government National Mortgage Association (09-66-UF), 1.214%, due 08/16/39 (2)	3,083,924
9,848,576	Government National Mortgage Association (10-1-S), 5.539%, due 01/20/40 (I/O) (2)	1,383,567
6,870,000	Government National Mortgage Association II TBA, 3% (2)(4)	7,311,720
3,372,166	NCUA Guaranteed Notes (10-R1-1A), 0.668%, due 10/07/20 (2)	3,383,968
2,212,223	NCUA Guaranteed Notes (10-R2-1A), 0.588%, due 11/06/17 (2)	2,220,519
3,780,768	NCUA Guaranteed Notes (10-R2-2A), 0.688%, due 11/05/20 (2)	3,797,604
1,407,735	NCUA Guaranteed Notes (10-R3-1A), 0.778%, due 12/08/20 (2)	1,416,182
1,170,939	NCUA Guaranteed Notes (10-R3-2A), 0.778%, due 12/08/20 (2)	1,178,212
1,868,912	NCUA Guaranteed Notes (11-R1-1A), 0.668%, due 01/08/20 (2)	1,878,724
1,757,353	NCUA Guaranteed Notes (11-R2-1A), 0.618%, due 02/06/20 (2)	1,761,255

	Total Residential Mortgage-Backed Securities — Agency (Cost: $226,749,212)	239,443,405

	Residential Mortgage-Backed Securities — Non-Agency (8.7%)
1,356,511	Argent Securities, Inc. (05-W2-A2B1), 0.41%, due 10/25/35 (2)	1,325,519
2,789,868	Asset Backed Funding Certificates (05-WMC1-M1), 0.65%, due 06/25/35 (2)	2,685,315
800,000	Asset Backed Securities Corp. Home Equity (05-HE6-M2), 0.72%, due 07/25/35 (2)	782,269
2,025,330	Banc of America Funding Corp. (06-G-2A3), 0.38%, due 07/20/36 (2)	1,999,801
2,469,527	BCAP LLC Trust (10-RR9-3A3), (144A), 4%, due 05/26/37 (1)(2)	2,489,107
4,566,428	Carrington Mortgage Loan Trust (05-NC5-A2), 0.53%, due 10/25/35 (2)	4,531,378
29,413	Cendant Mortgage Corp. (04-4-A7), 5.845%, due 09/25/34 (2)	29,358
2,500,187	Centex Home Equity (02-C-AF6), 4.5%, due 09/25/32 (2)	2,523,321
2,710,771	Centex Home Equity (03-B-AF6), 3.173%, due 06/25/33 (2)	2,743,379
862,825	Citigroup Mortgage Loan Trust, Inc. (05-5-2A2), 5.75%, due 08/25/35	766,728
2,757,643	Conseco Financial Corp. (98-6-A8), 6.66%, due 06/01/30	2,990,590
135,619	Countrywide Asset-Backed Certificates (04-11-A3), 0.73%, due 04/25/35 (2)	135,684

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$4,800,000	Countrywide Asset-Backed Certificates (05-11-MV1), 0.68%, due 02/25/36 (2)	$4,650,629
618,234	Countrywide Asset-Backed Certificates (05-4-MV1), 0.67%, due 10/25/35 (2)	604,012
1,062,460	Countrywide Home Loans Mortgage Pass-Through Trust (07-J3-A1), 0.71%, due 07/25/37 (2)(6)	624,460
388,822	Credit Suisse First Boston Mortgage Securities Corp. (03-7-1A4), 5.5%, due 02/25/33	407,429
72,271	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	75,718
1,738,504	First Franklin Mortgage Loan Asset-Backed Certificates (05-FF8-A2D), 0.59%, due 09/25/35 (2)	1,710,059
1,032,332	Household Home Equity Loan Trust (05-2-M1), 0.67%, due 01/20/35 (2)	979,490
3,646,244	Household Home Equity Loan Trust (07-1-AM), 0.45%, due 03/20/36 (2)	3,362,476
779,077	Household Home Equity Loan Trust (07-2-AM), 0.45%, due 07/20/36 (2)	757,208
4,034,627	HSBC Home Equity Loan Trust (07-3-APT), 1.41%, due 11/20/36 (2)	3,968,644
3,237,915	HSI Asset Securitization Corp. Trust (06-OPT1-2A3), 0.4%, due 12/25/35 (2)	3,160,519
1,963,957	Indymac Index Mortgage Loan Trust (05-AR6-2A1), 0.45%, due 04/25/35 (2)	1,575,157
1,715,996	MASTR Asset-Backed Securities Trust (05-WF1-A2D), 0.58%, due 06/25/35 (2)	1,674,897
2,308,729	Mid-State Trust (04-1-B), 8.9%, due 08/15/37	2,371,977
3,044,233	Morgan Stanley Capital, Inc. (04-WMC2-M1), 1.125%, due 07/25/34 (2)	2,794,559
411,512	Morgan Stanley Capital, Inc. (05-HE4-A2C), 0.58%, due 07/25/35 (2)	410,062
760,765	Morgan Stanley Mortgage Loan Trust (04-3-4A), 5.67%, due 04/25/34 (2)	776,604
2,248,995	New Century Home Equity Loan Trust (05-1-A2C), 0.56%, due 03/25/35 (2)	2,170,346
4,400,000	New Century Home Equity Loan Trust (05-2-M1), 0.64%, due 06/25/35 (2)	4,006,145
3,800,000	New Century Home Equity Loan Trust (05-3-M1), 0.69%, due 07/25/35 (2)	3,725,182
3,945,000	New Century Home Equity Loan Trust (05-4-A2C), 0.58%, due 09/25/35 (2)	3,793,835
539,375	Park Place Securities, Inc. (04-MHQ1-M1), 0.91%, due 12/25/34 (2)	537,432
4,672,936	Park Place Securities, Inc. (04-WWF1-M2), 0.89%, due 12/25/34 (2)	4,627,931
4,896,149	Park Place Securities, Inc. (05-WCH1-M2), 0.73%, due 01/25/36 (2)	4,798,295
1,536,064	Specialty Underwriting & Residential Finance (05-BC1-M2), 0.96%, due 12/25/35 (2)	1,516,774
1,469,667	Structured Asset Securities Corp. (03-34A-5A4), 2.617%, due 11/25/33 (2)	1,489,482
2,489,734	Structured Asset Securities Corp. (05-WF3-A2), 0.44%, due 07/25/35 (2)	2,460,144
3,951,775	Structured Asset Securities Corp. (05-WF4-A4), 0.57%, due 11/25/35 (2)	3,931,313
552,111	Wells Fargo Alternative Loan Trust (07-PA3-2A1), 6%, due 07/25/37 (6)	495,788
3,950,000	Wells Fargo Home Equity Trust (05-2-M1), 0.61%, due 08/25/35 (2)	3,826,547

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $86,398,722)	90,285,563

	U.S. Government Agency Obligations (8.2%)
9,015,000	Federal Home Loan Bank, 0.5%, due 10/16/15 (5)	9,015,342
5,105,000	Federal Home Loan Bank, 0.55%, due 10/05/15	5,103,065
11,000,000	Federal Home Loan Bank, 0.55%, due 11/13/15 (3)	11,007,491
3,120,000	Federal Home Loan Mortgage Corp., 0.33%, due 01/24/13 (2)(5)	3,120,800
5,005,000	Federal Home Loan Mortgage Corp., 0.47%, due 11/18/13 (2)	5,017,726

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	U.S. Government Agency Obligations (Continued)
$8,090,000	Federal National Mortgage Association, 0.36%, due 06/23/14 (2)(5)	$8,100,739
6,600,000	Federal National Mortgage Association, 0.37%, due 11/23/12 (2)(5)	6,600,706
3,260,000	Federal National Mortgage Association, 0.37%, due 12/03/12 (2)(5)	3,260,538
2,950,000	Federal National Mortgage Association, 0.4%, due 02/01/13 (2)(5)	2,951,652
5,045,000	Federal National Mortgage Association, 0.5%, due 10/22/15	5,036,638
10,115,000	Federal National Mortgage Association, 0.5%, due 11/06/15 (3)	10,115,809
10,035,000	Federal National Mortgage Association, 0.625%, due 02/22/16 (5)	10,040,539
5,240,000	Federal National Mortgage Association, 1%, due 11/07/14 (5)	5,242,947

	Total U.S. Government Agency Obligation (Cost: $84,565,263) (8.2%)	84,613,992

	U.S. Treasury Securities (17.4%)
6,625,000	U.S. Treasury Bond, 2.75%, due 08/15/42	6,490,433
12,547,180	U.S. Treasury Inflation Indexed Bond, 0.5%, due 04/15/15 (7)	13,107,889
10,802,172	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14 (7)	11,167,587
3,115,996	U.S. Treasury Inflation Indexed Note, 2%, due 01/15/16 (7)	3,466,060
10,205,602	U.S. Treasury Inflation Indexed Note, 0.625%, due 04/15/13 (7)	10,245,465
23,251,385	U.S. Treasury Inflation Indexed Note, 1.875%, due 07/15/13 (7)	23,781,795
4,290,000	U.S. Treasury Note, 0.625%, due 08/31/17	4,278,271
15,335,000	U.S. Treasury Note, 0.75%, due 06/30/17	15,394,899
58,040,000	U.S. Treasury Note, 0.75%, due 10/31/17	58,135,220
17,925,000	U.S. Treasury Note, 0.875%, due 01/31/17	18,135,060
15,550,000	U.S. Treasury Note, 1.625%, due 08/15/22	15,464,957

	Total U.S. Treasury Securities (Cost: $178,879,277)	179,667,636

	Total Fixed Income Securities (Cost: $981,652,922) (99.0%)	1,021,613,634

Number of Shares	Money Market Investments
9,531,000	BlackRock Provident Institutional Fund, 0.17% (8)	9,531,000
8,756,000	Dreyfus Institutional Cash Advantage Fund, 0.12% (8)	8,756,000
1,532,000	DWS Money Market Series — Institutional Shares, 0.15% (8)	1,532,000

	Total Money Market Investments (Cost: $19,819,000) (1.9%)	19,819,000

Principal Amount	Short-Term Investments
	Commercial Paper

	Banks (1.4%)
$8,560,000	Lloyds Bank PLC (United Kingdom), 0.305%, due 02/13/13 (9)	8,551,262
5,500,000	RBS Holdings USA, Inc. (United Kingdom), (144A), 0.32%, due 11/16/12 (1)(9)	5,499,267

	Total Commercial Paper (Cost: $14,051,724)	14,050,529

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (5.7%)
$58,000,000

Goldman Sachs Group, Inc., 0.22%, due 11/01/12 (collateralized by $7,195,000 Federal
Home Loan Bank, 3.125%, due 12/13/13, valued at $7,512,294; $5,945,000 Federal
Home Loan Bank, 5.000%, due 11/17/17, valued at $7,293,253; $2,925,000 Federal
Home Loan Bank, 5.125%, due 08/14/13, valued at $3,071,021; $8,200,000 Federal
Home Loan Bank, 0.160%, due 02/01/13, valued at $8,203,280; $6,000,000 Federal
Home Loan Bank, 0.180%, due 02/15/13, valued at $6,002,640; $7,250,000 Federal
Home Loan Bank, 0.400%, due 06/21/13, valued at $7,266,490; $7,000,000 Federal
Home Loan Bank, 0%, due 02/25/13, valued at $7,004,480; $6,300,000 Federal Home Loan Bank, 0.400%, due 04/30/13, valued at $6,306,685; $6,050,000 Federal
Home Loan Bank, 2.875%, due 06/12/15, valued at $6,503,089) (Total Amount to be Received Upon Repurchase $58,000,354)

		$58,000,000
952,900	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $725,000 U.S. Treasury Bond, 4.50%, due 08/15/39, valued at $973,342) (Total Amount to be Received Upon Repurchase $952,900)	952,900

	Total Repurchase Agreement (Cost: $58,952,900)	58,952,900

	U.S. Treasury Securities (0.0%)
155,000	U.S. Treasury Bill, 0.01%, due 12/13/12 (9)	154,983
55,000	U.S. Treasury Bill, 0.104%, due 12/13/12 (9)	54,993

	Total U.S. Treasury Securities (Cost: $209,976)	209,976

	Total Short-Term Investments (Cost: $73,214,600) (7.1%)	73,213,405

	Total Investments (Cost: $1,074,686,522) (108.0%)	1,114,646,039

	Liabilities in Excess of Other Assets (–8.0%)	(82,262,668)

	Net Assets (100.0%)	$1,032,383,371

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
BUY
178	10 -Year U.S. Treasury Note Futures	12/19/12	$23,679,563	$91,804

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2012

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $86,396,869 or 8.4% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(3)	This security is purchased on a when issued, delayed delivery or forward commitment basis.
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(8)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.
(9)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Agriculture	0.0	% *
Airlines	0.8
Asset-Backed Securities	4.8
Auto Manufacturers	0.2
Banks	6.2
Beverages	0.3
Chemicals	0.0	*
Commercial Mortgage-Backed Securities — Agency	4.0
Commercial Mortgage-Backed Securities — Non-Agency	9.4
Diversified Financial Services	2.0
Electric	1.1
Energy — Alternate Sources	0.1
Environmental Control	0.0	*
Food	0.1
Foreign Government Bonds	0.1
Gas	0.5
Healthcare — Products	0.0	*
Healthcare — Services	1.1
Insurance	1.7
Iron & Steel	0.1
Media	0.2
Mining	0.0	*
Miscellaneous Manufacturers	0.3
Municipal Bonds	2.3
Oil & Gas	0.3
Pharmaceuticals	0.3
Pipelines	1.7
REIT	3.1
Real Estate	0.6
Residential Mortgage-Backed Securities — Agency	23.2
Residential Mortgage-Backed Securities — Non-Agency	8.7
Retail	0.0	*
Telecommunications	0.2
U.S. Government Agency Obligations	8.2
U.S. Treasury Securities	17.4
Money Market Investments	1.9
Short-Term Investments	7.1

Total	108.0%

*	Value round to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments	October 31, 2012

Principal Amount		Fixed Income Securities	Value
		Australia (Cost: $40,592,000) (0.6% of Net Assets)
	$41,700,000	Consolidated Minerals, Ltd., (144A), 8.875%, due 05/01/16 (1)	$35,028,000

		Belize (Cost: $11,159,762) (0.1%)
	21,305,100	Government of Belize, (Reg. S), 8.5%, due 02/20/29 (2)(3)	8,308,989

		Brazil (14.2%)
	43,000,000	Banco Bradesco S.A., (144A), 5.75%, due 03/01/22 (1)	46,762,500
	45,000,000	Banco BTG Pactual S.A., (144A), 5.75%, due 09/28/22 (1)	47,025,000
	38,500,000	Banco do Brasil S.A., 3.875%, due 10/10/22	38,384,500
	37,000,000	Banco do Brasil S.A., (144A), 5.875%, due 01/19/23 (1)	40,885,000
BRL	66,360,000	Barclays Bank PLC, (Credit Linked Note to National Treasury of the Republic of Brazil, 0%, due 01/01/16), 0%, due 04/12/13	25,249,179
BRL	104,413,000	Barclays Bank PLC, (Credit Linked Note to National Treasury of the Republic of Brazil, Series F, 10%, due 01/01/18), 10%, due 08/29/13	54,050,262
	$41,800,000	Braskem America Finance Co., (Reg. S), 7.125%, due 07/22/41 (2)	47,129,500
	20,000,000	Brazilian Government International Bond, 2.625%, due 01/05/23	20,100,000
BRL	5,540,000	Citigroup Funding, Inc., (Credit Linked Note to Federative Republic of Brazil, 10%, due 11/05/2013), (144A), 10%, due 11/05/13 (1)	29,618,985
BRL	2,007,300	JP Morgan Chase Bank, NA, (Credit Linked Note to National Treasury of the Republic of Brazil, Series B, 6%, due 05/15/50), 6%, due 10/25/13	29,895,680
BRL	1,864,200	JPMorgan Chase Bank, NA, (Credit Linked Note to National Treasury of the Republic of Brazil, Series B, 6%, due 08/15/18), 6%, due 10/04/13	23,332,307
	$25,000,000	Odebrecht Finance, Ltd., (144A), 6%, due 04/05/23 (1)	29,750,000
	81,250,000	Odebrecht Finance, Ltd., (144A), 7.125%, due 06/26/42 (1)(4)	94,453,125
	53,000,000	Samarco Mineracao S.A., (144A), 4.125%, due 11/01/22 (1)	53,000,000
	67,500,000	Schahin II Finance Co. SPV, Ltd., (144A), 5.875%, due 09/25/23 (1)	71,550,000
	60,000,000	Vale S.A., 5.625%, due 09/11/42 (5)	64,286,541
	34,725,000	Virgolino de Oliveira Finance, Ltd., (144A), 11.75%, due 02/09/22 (1)	33,856,875
	36,667,000	Virgolino de Oliveira Finance, Ltd., (144A), 10.5%, due 01/28/18 (1)	35,750,325

		Total Brazil (Cost: $753,833,467)	785,079,779

		Chile (Cost: $44,645,682) (0.9%)
	44,000,000	Automotores Gildemeister S.A., (144A), 8.25%, due 05/24/21 (1)	48,180,000

		China (4.3%)
	40,900,000	Country Garden Holdings Co., Ltd., (144A), 11.125%, due 02/23/18 (1)	45,910,250
	51,423,000	Evergrande Real Estate Group, Ltd., (Reg. S), 13%, due 01/27/15 (2)	53,287,084
	39,500,000	Lonking Holdings, Ltd., (144A), 8.5%, due 06/03/16 (1)	39,105,000
	59,350,000	MIE Holdings Corp., (144A), 9.75%, due 05/12/16 (1)	63,133,562
	34,678,000	Pacnet, Ltd., (144A), 9.25%, due 11/09/15 (1)	34,851,390

		Total China (Cost: $225,120,959)	236,287,286

		Colombia (5.1%)
	57,120,000	Banco Davivienda S.A., (144A), 5.875%, due 07/09/22 (1)	60,261,600
	59,500,000	Bancolombia S.A., 5.125%, due 09/11/22	62,385,750
COP	88,606,000,000	Colombia Government International Bond, 4.375%, due 03/21/23	48,130,066

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value

		Colombia (Continued)
	$66,500,000	Grupo Aval, Ltd., (144A), 4.75%, due 09/26/22 (1)	$66,832,500
	39,000,000	Transportadora de Gas Internacional S.A. ESP, (144A), 5.7%, due 03/20/22 (1)	43,680,000

		Total Colombia (Cost: $272,102,402)	281,289,916

		Costa Rica (Cost: $47,278,939) (0.9%)
	45,301,000	Instituto Costarricense de Electricidad, (144A), 6.95%, due 11/10/21 (1)	50,569,506

		Croatia (Cost: $30,276,161) (0.6%)
	30,000,000	Agrokor DD, (144A), 8.875%, due 02/01/20 (1)	31,200,000

		El Salvador (Cost: $39,975,711) (0.8%)
	40,000,000	El Salvador Government International Bond, (Reg. S), 7.625%, due 02/01/41 (2)	46,500,000

		Georgia (Cost: $33,701,027) (0.6%)
	30,000,000	Georgian Railway JSC, (Reg. S), 7.75%, due 07/11/22 (2)	33,750,000

		Guatemala (Cost: $50,262,500) (0.9%)
	50,000,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (1)	50,312,500

		Hungary (Cost: $34,936,305) (0.7%)
EUR	29,900,000	Hungarian Development Bank, 5.875%, due 05/31/16	38,657,980

		Iceland (Cost: $46,371,467) (0.9%)
	$46,600,000	Iceland Government International Bond, (144A), 5.875%, due 05/11/22 (1)	51,260,000

		India (3.2%)
	56,000,000	ICICI Bank, Ltd., (Reg. S), 6.375%, due 04/30/22 (2)(6)	56,560,000
INR	2,400,000,000	India Government Bond, 8.07%, due 07/03/17	44,596,992
INR	490,000,000	Power Grid Corp. of India, Ltd., 8.84%, due 10/21/19	9,043,636
	$64,700,000	Vedanta Resources PLC, (144A), 8.25%, due 06/07/21 (1)	66,479,250

		Total India (Cost: $173,655,961)	176,679,878

		Indonesia (3.8%)
	14,000,000	Berau Coal Energy Tbk PT, (144A), 7.25%, due 03/13/17 (1)	13,195,000
	60,837,000	Bumi Investment Pte, Ltd., (Reg. S), 10.75%, due 10/06/17 (2)	47,635,371
	81,000,000	Perusahaan Listrik Negara PT, (144A), 5.25%, due 10/24/42 (1)	83,025,000
	30,000,000	Republic of Indonesia, (144A), 3.75%, due 04/25/22 (1)	31,725,000
	30,000,000	Republic of Indonesia, (144A), 5.25%, due 01/17/42 (1)	34,575,000

		Total Indonesia (Cost: $222,178,882)	210,155,371

		Iraq (Cost: $53,632,515) (1.0%)
	58,250,000	Republic of Iraq, (Reg. S), 5.8%, due 01/15/28 (2)	54,755,000

		Ireland (Cost: $50,822,165) (1.0%)
EUR	42,950,000	Allied Irish Banks PLC, (Reg. S), 5.625%, due 11/12/14 (2)	55,043,334

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2012

Principal Amount		Fixed Income Securities	Value
		Kazakhstan (Cost: $56,464,367) (1.0%)
	$56,000,000	Eurasian Development Bank, (144A), 4.767%, due 09/20/22 (1)	$57,330,000

		Mexico (12.8%)
	19,625,000	Bank of New York Mellon S.A. Institucion de Banca Multiple, (144A), 9.625%, due 05/02/21 (1)	18,496,563
	69,500,000	BBVA Bancomer S.A. Texas, (144A), 6.75%, due 09/30/22 (1)	79,056,250
	57,500,000	Cemex Espana Luxembourg, (144A), 9.875%, due 04/30/19 (1)	61,956,250
	54,000,000	Cemex Finance LLC, (144A), 9.375%, due 10/12/22 (1)	56,430,000
	22,000,000	Comision Federal de Electricidad, (144A), 5.75%, due 02/14/42 (1)	25,135,000
	28,500,000	Corporacion GEO S.A. de C.V., (144A), 8.875%, due 03/27/22 (1)	30,210,000
	27,000,000	Empresas ICA S.A.B. de C.V., (144A), 8.375%, due 07/24/17 (1)	29,025,000
	25,000,000	Empresas ICA S.A.B. de C.V., (144A), 8.9%, due 02/04/21 (1)	27,000,000
	2,027,161	Hipotecaria Su Casita S.A. de C.V., (144A), 7.5%, due 06/29/18 (1)	162,173
MXN	547,170,200	Mexican BONOS Government Bond, 7.75%, due 05/29/31	48,160,923
MXN	1,154,007,300	Mexican BONOS Government Bond, 8%, due 12/17/15	95,530,194
	$68,500,000	Mexichem S.A.B. de C.V., (144A), 6.75%, due 09/19/42 (1)	73,980,000
	83,000,000	Mexico Government International Bond, 4.75%, due 03/08/44	92,130,000
	28,000,000	Petroleos Mexicanos, 4.875%, due 01/24/22	31,640,000
	32,000,000	Petroleos Mexicanos, 5.5%, due 06/27/44	35,040,000

		Total Mexico (Cost: $679,958,873)	703,952,353

		Panama (Cost: $39,568,195) (0.7%)
	40,000,000	Global Bank Corp., (144A), 4.75%, due 10/05/17 (1)	40,650,000

		Paraguay (Cost: $45,964,633) (0.9%)
	46,000,000	Banco Continental SAECA, (144A), 8.875%, due 10/15/17 (1)	48,300,000

		Peru (2.1%)
	39,300,000	Ajecorp BV, (144A), 6.5%, due 05/14/22 (1)	43,230,000
	27,750,000	Corp. Azucarera del Peru S.A., (144A), 6.375%, due 08/02/22 (1)	30,108,750
	35,765,000	Inkia Energy, Ltd., (Reg. S), 8.375%, due 04/04/21 (2)	40,056,800

		Total Peru (Cost: $104,308,626)	113,395,550

		Portugal (1.8%)
EUR	47,000,000	Portugal Obrigacoes do Tesouro OT, 3.85%, due 04/15/21	45,524,846
EUR	64,500,000	Portugal Obrigacoes do Tesouro OT, 4.1%, due 04/15/37	51,624,010

		Total Portugal (Cost: $98,814,247)	97,148,856

		Russia (16.4%)
	$45,000,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.5%, due 09/26/19 (1)	46,300,950
	48,000,000	Alfa Bank OJSC via Alfa Bond Issuance PLC, (144A), 7.75%, due 04/28/21 (1)	52,502,400
	33,000,000	Brunswick Rail Finance, Ltd., (144A), 6.5%, due 11/01/17 (1)	33,511,500
	75,000,000	Gazprom Neft OAO via GPN Capital S.A., (144A), 4.375%, due 09/19/22 (1)	75,375,000

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Russia (Continued)
	$59,000,000	Gazprom OAO via Gaz Capital S.A., (144A), 4.95%, due 07/19/22 (1)	$62,576,344
	56,500,000	Home Credit & Finance Bank OOO via Eurasia Capital S.A., (144A), 9.375%, due 04/24/20 (1)	57,912,500
RUB	815,000,000	JPMorgan Chase Bank, NA, (Credit Linked Note to National Treasury of the Republic of Russia, 7.6%, due 04/14/21), 7.6%, due 04/16/21	26,555,610
	$30,000,000	Metalloinvest Finance, Ltd., (144A), 6.5%, due 07/21/16 (1)	30,900,000
	52,000,000	Nomos Bank via Nomos Capital PLC, (144A), 10%, due 04/26/19 (1)	52,080,038
RUB	1,400,000,000	RusHydro JSC via RusHydro Finance, Ltd., 7.875%, due 10/28/15	44,077,091
RUB	500,000,000	Russian Agricultural Bank OJSC via RSHB Capital S.A., (Reg. S), 7.5%, due 03/25/13 (2)	16,000,861
RUB	1,500,000,000	Russian Agricultural Bank OJSC via RSHB Capital S.A., (Reg. S), 8.625%, due 02/17/17 (2)	49,281,854
	$50,000,000	Russian Standard Bank via Russian Standard Finance S.A., (144A), 10.75%, due 04/10/18 (1)	51,375,000
	93,000,000	Sberbank of Russia via SB Capital S.A., (144A), 5.125%, due 10/29/22 (1)	93,000,000
	50,000,000	VimpelCom Holdings BV, (Reg. S), 7.504%, due 03/01/22 (2)	54,000,000
	41,000,000	Vnesheconombank via VEB Finance PLC, (144A), 6.025%, due 07/05/22 (1)	46,125,000
	44,500,000	VTB Bank OJSC, (144A), 9.5%, due 12/31/49 (1)(6)(7)	44,945,000
	62,500,000	VTB Bank OJSC via VTB Capital S.A., (144A), 6.95%, due 10/17/22 (1)	64,559,375

		Total Russia (Cost: $876,185,289)	901,078,523

		Serbia (Cost: $24,593,479) (0.4%)
RSD	1,867,279,412	Unicredit Bank AG, (Credit Linked Note to Serbia Treasury Bond, 10%, due 04/01/14), 10%, due 04/01/14	20,063,503

		Slovakia (Cost: $54,781,905) (1.1%)
	$55,000,000	Slovakia Government International Bond, (144A), 4.375%, due 05/21/22 (1)	58,850,000

		Slovenia (Cost: $83,731,604) (1.5%)
	84,500,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (1)	84,922,500

		South Africa (4.9%)
	48,000,000	Anglo American Capital PLC, (144A), 4.125%, due 09/27/22 (1)	48,933,360
	31,500,000	AngloGold Ashanti Holdings PLC, 5.125%, due 08/01/22	32,124,393
	52,750,000	Gold Fields Orogen Holding (BVI), Ltd., (Reg. S), 4.875%, due 10/07/20 (2)	53,277,500
ZAR	739,000,000	South Africa Government Bond, 6.75%, due 03/31/21	85,676,578
	$51,500,000	Transnet SOC, Ltd., (144A), 4%, due 07/26/22 (1)	51,500,000

		Total South Africa (Cost: $272,537,399)	271,511,831

		Spain (Cost: $19,749,351) (0.4%)
EUR	19,000,000	Autonomous Community of Catalonia, 4.3%, due 11/15/16	19,947,739

		Sri Lanka (Cost: $40,118,367) (0.8%)
	$39,500,000	Sri Lanka Government International Bond, (144A), 5.875%, due 07/25/22 (1)	43,548,750

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2012

Principal Amount		Fixed Income Securities	Value
		Turkey (4.0%)
	$55,000,000	Akbank TAS, (144A), 5%, due 10/24/22 (1)	$55,932,250
TRY	35,440,000	Turkey Government Bond, 7.5%, due 09/24/14	19,939,325
	$35,000,000	Turkey Government International Bond, 6%, due 01/14/41	41,433,000
	49,000,000	Turkiye Garanti Bankasi A.S., (144A), 4%, due 09/13/17 (1)	49,367,500
	51,500,000	Turkiye Is Bankasi, (144A), 6%, due 10/24/22 (1)	52,723,125

		Total Turkey (Cost: $213,844,188)	219,395,200

		Ukraine (1.3%)
	40,000,000	Ukraine Government International Bond, (Reg. S), 6.25%, due 06/17/16 (2)	39,472,800
	31,000,000	Ukraine Government International Bond, (Reg. S), 7.95%, due 06/04/14 (2)	31,407,650

		Total Ukraine (Cost: $69,918,300)	70,880,450

		United Arab Emirates (1.2%)
	60,000,000	DP World, Ltd., (Reg. S), 6.85%, due 07/02/37 (2)	66,150,000

		Total United Arab Emirates (Cost: $57,267,874)	66,150,000

		Venezuela (4.8%)
	65,000,000	Petroleos de Venezuela S.A., 4.9%, due 10/28/14	60,287,500
	164,500,000	Petroleos de Venezuela S.A., (Reg. S), 8.5%, due 11/02/17 (2)	148,050,000
	62,000,000	Venezuela Government International Bond, (Reg. S), 7.75%, due 10/13/19 (2)	53,940,000

		Total Venezuela (Cost: $249,149,713)	262,277,500

		Total Fixed Income Securities (Cost: $5,117,502,315) (95.7%)	5,272,460,294

Number of Shares		Equity Securities
		Mexico (0.0%)
	240,079	Hipotecaria Su Casita S.A. de C.V., SOFOM E.N.R.	—

		Total Equity Securities (Cost: $0) (0%)	—

Principal Amount		Short-Term Investments
		Foreign Government Bonds
		Nigeria (0.9%)
NGN	2,650,000,000	Nigeria Treasury Bill, 0%, due 03/07/13	16,129,298
NGN	2,938,000,000	Nigeria Treasury Bill, 0%, due 04/25/13	17,573,004
NGN	2,922,000,000	Nigeria Treasury Bill, 0%, due 10/24/13	16,414,994

		Total Foreign Government Bonds (Cost: $49,657,504)	50,117,296

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $115,974,416) (2.1%)
$115,974,416	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $82,920,000 U.S. Treasury Bond, from 3.125% to 4.50%, due from 08/15/39 to 11/15/41, valued at $110,038,479; $7,945,000 U.S. Treasury Note, 1.5%, due on 07/31/16, valued at $8,260,941) (Total Amount to be Received Upon Repurchase $115,974,449)	$115,974,416

	Total Short-Term Investments (Cost: $165,631,920) (3.0%)	166,091,712

	Total Investments (Cost: $5,283,134,235) (98.7%)	5,438,552,006
	Excess of Other Assets over Liabilities (1.3%)	70,966,269

	Total Net Assets (100.0%)	$5,509,518,275

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation
SELL (8)
JPMorgan Chase Bank	Euro	19,904,459	02/28/13	$25,000,000	$25,829,996	$ (829,996)

Credit Defaulted Swaps — Buy Protection
Notional Amount (1)	Implied Credit Spread (2)	Expiration Date	Counterparty	Fixed Deal Pay Rate	Reference Entity	Unrealized Depreciation	Premium Paid	Value (3)
$50,000,000	0.62%	06/20/17	Bank of America	0.25%	Government of France	$ (3,098,010)	$3,819,695	$721,685
$30,000,000	0.66%	03/20/17	Bank of America	1.0%	Kingdom of Saudi Arabia	(1,053,064)	607,921	(445,143)
$25,000,000	0.84%	03/20/17	Bank of America	1.0%	State of Qatar	(716,481)	547,403	(169,078)
$25,000,000	0.84%	03/20/17	Bank of America	1.0%	State of Qatar	(675,677)	506,600	(169,077)
$20,000,000	0.84%	03/20/17	JPMorgan Chase Bank	1.0%	Abu Bhabi Government	(507,366)	372,104	(135,262)
$30,000,000	0.84%	03/20/17	JPMorgan Chase Bank	1.0%	Abu Bhabi Government	(761,622)	558,729	(202,893)
$50,000,000	0.73%	06/20/17	JPMorgan Chase Bank	1.0%	Czech Republic	(1,539,281)	924,086	(615,195)
$50,000,000	0.56%	09/20/17	JPMorgan Chase Bank	0.25%	Government of France	(1,705,581)	2,604,586	899,005
$20,000,000	0.66%	03/20/17	JPMorgan Chase Bank	1.0%	Kingdom of Saudi Arabia	(669,248)	372,486	(296,762)

						$ (10,726,330)	$10,313,610	$ (412,720)

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

October 31, 2012

Notes to the Schedule of Investments:

BRL	- Brazilian Real.
COP	- Colombian Peso.
EUR	- Euro Currency.
INR	- Indian Rupee.
MXN	- Mexican Peso.
NGN	- Nigeria Naira.
RSD	- Serbian Dinar.
RUB	- Russian Ruble.
TRY	- New Turkish Lira.
ZAR	- South African Rand.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $3,109,985,946 or 56.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered with in the United States except under special exemptions. At October 31, 2012, the value of these securities amounted to $954,606,743 or 17.3% of net assets.
(3)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(4)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)	All or a portion of this security is segregated for forward commitments.
(6)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(7)	Perpetual Maturity.
(8)	Fund sells foreign currency, buys U.S. dollar.

Notes to Swap Agreements:

(1)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(2)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(3)	The values of credit default swap agreements serve as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

As of October 31, 2012 for the above contracts and/or agreements, the Fund had sufficient securities to cover any commitments or collateral requirements of the relevant broker or exchange.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Auto Manufacturers	0.9%
Banks	23.3
Beverages	0.8
Building Materials	2.7
Chemicals	2.3
Coal	1.1
Commercial Services	1.2
Diversified Financial Services	3.6
Electric	3.8
Energy — Alternate Sources	0.7
Engineering & Construction	3.2
Food	2.4
Foreign Government Bonds	24.9
Internet	0.6
Investment Companies	1.2
Iron & Steel	2.2
Machinery — Construction & Mining	0.7
Mining	4.3
Multinational	1.0
Municipal Bonds	0.4
Oil & Gas	8.7
Pipelines	0.8
Real Estate	1.8
Telecommunications	1.0
Transportation	2.1
Short-Term Investments	3.0

Total	98.7%

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments	October 31, 2012

Principal Amount		Fixed Income Securities	Value
		Brazil (12.3%)
BRL	10,111,000	Barclays Bank PLC, (Credit Linked Note to National Treasury of the Republic of Brazil, 0%, due 01/01/16), 0%, due 04/12/13	$3,847,113
BRL	19,197,000	Barclays Bank PLC, (Credit Linked Note to National Treasury of the Republic of Brazil, Series F, 10%, due 01/01/18), 10%, due 08/29/13	9,937,488
BRL	970,100	JPMorgan Chase Bank, NA, (Credit Linked Note to National Treasury of the Republic of Brazil, Series B, 6% due 08/15/18), 6%, due 10/04/13	12,141,761

		Total Brazil (Cost: $25,555,431)	25,926,362

		Chile (3.5%)
CLP	2,400,000,000	Banco Santander Chile, (Reg. S), 6.5%, due 09/22/20 (1)(2)	4,900,759
CLP	1,100,000,000	Chile Government International Bond, 5.5%, due 08/05/20	2,479,372

		Total Chile (Cost: $7,377,379)	7,380,131

		China (Cost: $4,215,183) (2.0%)
CNY	27,000,000	China Government Bond, (Reg. S), 2.56%, due 06/29/17 (1)(2)	4,279,365

		Colombia (Cost: $5,283,556) (2.6%)
COP	8,842,000,000	Empresas Publicas de Medellin E.S.P., (144A), 8.375%, due 02/01/21 (3)	5,493,170

		Guatemala (Cost: $2,000,000) (1.0%)
	$2,000,000	Industrial Senior Trust, (144A), 5.5%, due 11/01/22 (3)	2,012,500

		Hungary (Cost: $8,232,775) (4.3%)
EUR	7,000,000	Hungarian Development Bank, 5.875%, due 05/31/16	9,050,363

		India (4.1%)
INR	110,000,000	India Government Bond, 8.07%, due 07/03/17	2,044,029
INR	50,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/17	952,331
INR	125,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/18	2,393,456
INR	175,000,000	Power Grid Corp. of India, Ltd., 9.64%, due 05/31/19	3,353,103

		Total India (Cost: $9,791,498)	8,742,919

		Indonesia (4.3%)
IDR	71,100,000,000	Indonesia Treasury Bond, 7%, due 05/15/22	8,104,060
IDR	8,600,000,000	Indonesia Treasury Bond, 7%, due 05/15/27	964,758

		Total Indonesia (Cost: $9,176,466)	9,068,818

		Malaysia (5.3%)
MYR	23,435,000	Malaysia Government Bond, 4.012%, due 09/15/17	7,960,999
MYR	9,155,000	Malaysia Government Bond, 4.16%, due 07/15/21 (2)	3,167,883

		Total Malaysia (Cost: $10,950,634)	11,128,882

		Mexico (10.8%)
MXN	66,820,000	Mexican BONOS Government Bond, 5%, due 06/15/17	5,067,649
MXN	106,770,100	Mexican BONOS Government Bond, 7.75%, due 05/29/31	9,397,710
MXN	101,687,200	Mexican BONOS Government Bond, 8%, due 12/17/15	8,417,796

		Total Mexico (Cost: $23,166,028)	22,883,155

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Peru (Cost: $7,104,160) (3.7%)
PEN	16,883,000	Peruvian Government International Bond, (144A), 6.95%, due 08/12/31 (3)	$7,936,932

		Poland (6.5%)
PLN	6,002,903	Poland Government Bond, 2.75%, due 08/25/23	2,002,440
PLN	34,422,000	Poland Government Bond, 5.75%, due 10/25/21	11,805,895

		Total Poland (Cost: $13,215,570)	13,808,335

		Russia (10.4%)
RUB	300,000,000	JPMorgan Chase Bank, NA, (Credit Linked Note to National Treasury of the Republic of Russia, 7.6% due 04/14/21), 7.6%, due 04/16/21	9,775,071
RUB	158,450,000	Vnesheconombank, 7.9%, due 03/18/21 (4)	4,967,870
RUB	227,000,000	VTB Bank OJSC, 7.4%, due 10/17/13 (4)	7,236,528

		Total Russia (Cost: $22,524,580)	21,979,469

		South Africa (9.2%)
ZAR	92,500,000	South Africa Government Bond, 6.75%, due 03/31/21 (2)	10,724,064
ZAR	34,200,000	South Africa Government Bond, 8%, due 12/21/18	4,312,384
ZAR	31,210,000	South Africa Government Bond, 10.5%, due 12/21/26	4,448,434

		Total South Africa (Cost: $20,444,995)	19,484,882

		Thailand (Cost: $9,963,664) (4.8%)
THB	308,000,000	Thailand Government Bond, 3.25%, due 06/16/17	10,107,133

		Turkey (10.0%)
TRY	11,500,000	Turkey Government Bond, 7.5%, due 09/24/14	6,470,153
TRY	14,360,000	Turkey Government Bond, 9%, due 01/27/16	8,411,716
TRY	11,000,000	Turkey Government Bond, 8.5%, due 09/14/22	6,368,033

		Total Turkey (Cost: $20,951,674)	21,249,902

		Total Fixed Income Securities (Cost: $199,953,593) (94.8%)	200,532,318

		Short-Term Investments
		Foreign Government Bonds
		Nigeria (1.8%)
NGN	208,000,000	Nigeria Treasury Bill, 0%, due 04/25/13	1,244,106
NGN	224,000,000	Nigeria Treasury Bill, 0%, due 10/24/13	1,258,371
NGN	230,925,000	Nigeria Treasury Bill, 0%, due 03/07/13	1,405,531

		Total Foreign Government Bonds (Cost: $3,868,741)	3,908,008

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

October 31, 2012

Principal Amount	Short-Term Investments	Value
	Repurchase Agreement (Cost: $962,341) (0.5%)
$962,341	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $735,000 U.S. Treasury Bond, 4.5%, due 08/15/39, valued at $986,768) (Total Amount to be Received Upon Repurchase $962,342)	$962,341

	Total Short-Term Investments (Cost: $4,831,082) (2.3%)	4,870,349

	Total Investments (Cost: $204,784,675) (97.1%)	205,402,667
	Excess of Other Assets over Liabilities (2.9%)	6,203,714

	Total Net Assets (100.0%)	$211,606,381

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized (Depreciation)
BUY (5)
J.P. Morgan Securities, Inc.	PLN	28,161,000	12/18/12	$ 9,000,000	$ 8,770,247	$ (229,753)

SELL (6)
J.P. Morgan Securities, Inc.	EUR	6,806,515	02/28/13	$ (8,548,983)	$ (8,832,808)	$ (283,825)

Notes to the Schedule of Investments:

BRL	- Brazilian Real.
CLP	- Chilean Peso.
CNY	- Chinese Yuan.
COP	- Colombian Peso.
EUR	- Euro Currency.
IDR	- Indonesian Rupiah.
INR	- Indian Rupee.
MXN	- Mexican Peso.
MYR	- Malaysian Ringgit.
NGN	- Nigeria Naira.
PEN	- Peruvian Nouveau Sol.
PLN	- Polish Zloty.
RUB	- Russian Ruble.
THB	- Thai Baht.
TRY	- New Turkish Lira.
ZAR	- South African Rand.
(1)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered with in the United States except under special exemptions. At October 31, 2012, the value of these securities amounted to $9,180,124 or 4.3% of net assets.
(2)	All or a portion of this security is segregated for forward commitments.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $15,442,602 or 7.3% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(4)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(5)	Fund buys foreign currency, sells U.S. Dollar.
(6)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Banks	11.3%
Electric	5.7
Foreign Government Bonds	77.8
Short-Term Investments	2.3

Total	97.1%

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments	October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (1.5% of Net Assets)
$40,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. (03-2-A4), 5.061%, due 03/11/41 (1)	$41,089
1,128	Morgan Stanley Dean Witter Capital I (01-TOP3-A4), 6.39%, due 07/15/33	1,131
17,200	Wachovia Bank Commercial Mortgage Trust (03-C6-A4), 5.125%, due 08/15/35 (1)	17,592

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $61,079)	59,812

	Residential Mortgage-Backed Securities — Agency (7.7%)
30,812	Federal Home Loan Mortgage Corp. (2395-FT), 0.664%, due 12/15/31 (1)	31,019
37,583	Federal Home Loan Mortgage Corp. (242-F29), 0.464%, due 11/15/36 (1)	37,576
45,850	Federal National Mortgage Association (05-W3-2AF), 0.43%, due 03/25/45 (1)	45,714
30,675	Federal National Mortgage Association (07-36-F), 0.44%, due 04/25/37 (1)	30,472
19,284	Federal National Mortgage Association (04-W2-1A3F), 0.56%, due 02/25/44 (1)	19,180
30,977	Federal National Mortgage Association (01-70-OF), 1.16%, due 10/25/31 (1)	31,480
14,651	Federal National Mortgage Association (93-247-FM), 2.269%, due 12/25/23 (1)	15,164
35,090	Federal National Mortgage Association (10-87-GA), 4%, due 02/25/24	36,003
24,811	Federal National Mortgage Association (03-30-HP), 4.25%, due 07/25/17	24,928
37,436	NCUA Guaranteed Notes (11-R6-1A), 0.599%, due 05/07/20 (1)(2)	37,518

	Total Residential Mortgage-Backed Securities — Agency (Cost: $303,809)	309,054

	Residential Mortgage-Backed Securities — Non-Agency (20.6%)
6,556	Accredited Mortgage Loan Trust (05-4-A2C), 0.42%, due 12/25/35 (1)	6,543
13,872	Banc of America Funding Corp. (06-G-2A3), 0.38%, due 07/20/36 (1)	13,697
15,409	Bear Stearns Alt-A Trust (04-13-A1), 0.95%, due 11/25/34 (1)	14,990
14,624	Bear Stearns Asset Backed Securities Trust (05-SD1-1A3), 0.61%, due 08/25/43 (1)	14,066
37,191	Bombardier Capital Mortgage Securitization Corp. (01-A-A), 6.805%, due 12/15/30 (1)	38,564
56,358	Centex Home Equity (05-A-AF5), 5.28%, due 01/25/35 (1)	54,850
37,493	Conseco Financial Corp. (97-7-A9), 7.37%, due 07/15/28 (1)	41,347
57,687	Credit-Based Asset Servicing and Securitization LLC (05-CB4-AF3), 5.334%, due 07/25/35 (1)	57,090
19,329	First Franklin Mortgage Loan Asset Backed Certificates (04-FF5-A3C), 1.21%, due 08/25/34 (1)	18,990
21,396	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.66%, due 10/25/34 (1)	20,679
46,460	Household Home Equity Loan Trust (05-2-M1), 0.67%, due 01/20/35 (1)	44,082
17,289	HSBC Home Equity Loan Trust (07-2-A2F), 5.69%, due 07/20/36	17,306
20,583	HSBC Home Equity Loan Trust (07-2-A2V), 0.37%, due 07/20/36 (1)	20,542
88,506	JPMorgan Mortgage Trust (05-A6-7A1), 3.028%, due 08/25/35 (1)	76,859
17,459	Lehman XS Trust (05-6-1A3), 0.47%, due 11/25/35 (1)	17,233
62,056	MASTR Seasoned Securitization Trust (04-1-4A1), 2.85%, due 10/25/32 (1)	59,552
55,020	MASTR Seasoned Securitization Trust (05-1-4A1), 2.51%, due 10/25/32 (1)	55,616
42,582	Mid-State Trust (04-1-M1), 6.497%, due 08/15/37	42,696
22,665	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 0.66%, due 07/25/34 (1)	21,298
40,900	Origen Manufactured Housing (05-A-M1), 5.46%, due 06/15/36 (1)	43,252
10,408	RAAC Series (06-SP2-A2), 0.38%, due 02/25/36 (1)	10,270
60,182	Residential Asset Mortgage Products, Inc. (04-SL3-A2), 6.5%, due 12/25/31	60,566
13,802	Residential Asset Mortgage Products, Inc. (05-RS5-AI3), 0.55%, due 05/25/35 (1)	13,545
12,300	Residential Asset Mortgage Products, Inc. (05-RS8-A2), 0.5%, due 10/25/33 (1)	12,140

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value

	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$42,223	Wells Fargo Mortgage Backed-Securities Trust (03-17-2A10), 5.5%, due 01/25/34	$45,641

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $768,664)	821,414

	Corporate Bonds (35.7%)

	Airlines (4.7%)
96,553	Continental Airlines, Inc. Pass-Through Certificates (00-1-A1), 8.048%, due 05/01/22 (EETC)	109,588
82,469	JetBlue Airways Corp. Pass-Through Certificates (04-2-G1), 0.809%, due 02/15/18 (EETC) (1)	78,345

	Total Airlines (Cost: $178,907)	187,933

	Banks (15.3%)
75,000	Abbey National Treasury Services PLC (United Kingdom), 1.893%, due 04/25/14 (1)	74,759
10,000	Bank of America Corp., 5.625%, due 10/14/16	11,406
80,000	Bank of America N.A., 0.668%, due 06/15/16 (1)	76,145
7,000	Citigroup, Inc., 0.976%, due 08/25/36 (1)	5,178
75,000	Citigroup, Inc., 2.134%, due 05/15/18 (1)	74,612
70,000	City National Corp., 5.125%, due 02/15/13	70,693
75,000	Goldman Sachs Group, Inc. (The), 1.439%, due 02/07/14 (1)	75,281
75,000	JPMorgan Chase Bank N.A., 0.728%, due 06/13/16 (1)	72,828
50,000	Lloyds TSB Bank PLC (United Kingdom), 2.665%, due 01/24/14 (1)	50,873
100,000	National Australia Bank, Ltd. (Australia), 1.066%, due 04/11/14 (1)	100,179

	Total Banks (Cost: $610,709)	611,954

	Diversified Financial Services (4.1%)
70,000	American Express Credit Corp., 7.3%, due 08/20/13	73,778
60,000	General Electric Capital Corp., 0.821%, due 05/05/26 (1)	52,101
35,000	Macquarie Group, Ltd., (144A), 7.3%, due 08/01/14 (3)	38,017

	Total Diversified Financial Services (Cost: $154,174)	163,896

	Insurance (3.5%)
70,000	Farmers Insurance Exchange Note, (144A), 6%, due 08/01/14 (3)	74,336
70,000	Nationwide Mutual Insurance Co., (144A), 5.81%, due 12/15/24 (1)(3)	66,500

	Total Insurance (Cost: $139,912)	140,836

	Real Estate (Cost: $45,884) (1.2%)
45,000	Post Apartment Homes LP, 6.3%, due 06/01/13	46,207

	REIT (5.9%)
70,000	HCP, Inc., 6%, due 01/30/17	80,807
70,000	Health Care REIT, Inc., 6.2%, due 06/01/16	80,661
50,000	Healthcare Realty Trust, Inc., 5.125%, due 04/01/14	52,319
20,000	Kimco Realty Corp., 4.82%, due 06/01/14	21,065

	Total REIT (Cost: $221,030)	234,852

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value

	Telecommunications (Cost: $39,788) (1.0%)
$40,000	iPCS, Inc., 2.569%, due 05/01/13 (1)	$39,800

	Total Corporate Bonds (Cost: $1,390,404)	1,425,478

	Municipal Bonds (Cost: $75,296) (2.0%)
75,000	State of Illinois, General Obligation, 4.511%, due 03/01/15	79,814

	Total Fixed Income Securities (Cost: $2,599,252) (67.5%)	2,695,572

Number of Shares	Investment Companies
	Investment Fund (Cost: $7,000) (0.2%)
7,000	Goldman Sachs Offshore PLC US$ Liquid Reserve Fund, 0.152% (2)(4)	7,000

	Money Market Investments (2.2%)
15,900	BlackRock Provident Institutional Fund, 0.17% (2)(4)	15,900
35,000	DWS Money Market Series — Institutional Shares, 0.15% (4)	35,000
37,500	JPMorgan Prime Money Market Fund — Institutional Class, 0.1% (4)	37,500

	Total Money Market Investments (Cost: $88,400)	88,400

	Total Investment Companies (Cost: $95,400) (2.4%)	95,400

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $51,041) (1.3%)
$51,041	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $55,000 U.S. Treasury Note, 1.5%, due 07/31/16, valued at $57,187) (Total Amount to be Received Upon Repurchase $51,041)	51,041

	Time Deposit (Cost: $2,058) (0.1%)
2,058	State Street Euro Dollar Time Deposit, Inc., 0.01%, due 11/01/12 (2)	2,058

	Discount Notes (21.2%)
295,000	Federal Home Loan Mortgage Corp. Discount Note, 0.12%, due 11/26/12 (5)	294,975
15,000	Federal Home Loan Mortgage Corp. Discount Note, 0.12%, due 01/07/13 (2)(5)	14,997
30,000	Federal Home Loan Mortgage Corp. Discount Note, 0.125%, due 01/22/13 (5)	29,992
200,000	Federal Home Loan Mortgage Corp. Discount Note, 0.135%, due 01/22/13 (2)(5)	199,945
195,000	Federal National Mortgage Association Discount Note, 0.01%, due 01/07/13 (2)(5)	194,957
110,000	Federal National Mortgage Association Discount Note, 0.125%, due 01/09/13 (5)	109,975

	Total Discount Notes (Cost: $844,829)	844,841

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Principal Amount	Short-Term Investments	Value

	U.S. Treasury Securities (5.8%)
$70,000	U.S. Treasury Bill, 0.01%, due 04/04/13 (5)	$69,960
165,000	U.S. Treasury Bill, 0.089%, due 01/17/13 (2)(5)	164,970

	Total U.S. Treasury Securities (Cost: $234,928)	234,930

	Total Short-Term Investments (Cost: $1,132,856) (28.4%)	1,132,870

	Total Investments (Cost: $3,827,508) (98.3%)	3,923,842

	Excess of Other Assets over Liabilities (1.7%)	67,216

	Net Assets (100.0%)	$3,991,058

Total Return Swaps (2)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Unrealized Depreciation	Premium Paid	Value
$1,646,574	11/20/12	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills	DJUBS Commodity Total Return Index	$ (40,214)	$—	$ (40,214)
$2,437,504	11/20/12	Citigroup Global Markets	3-Month U.S. Treasury Bills	DJUBS Commodity Total Return Index	(59,804)	—	(59,804)

					$ (100,018)	$—	$ (100,018)

Notes to the Schedule of Investments:

EETC	- Enhanced Equipment Trust Certificate.
REIT	- Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(2)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd. (Note 2)
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $178,853 or 4.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(4)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.
(5)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Airlines	4.7%
Banks	15.3
Commercial Mortgage-Backed Securities — Non-Agency	1.5
Diversified Financial Services	4.1
Insurance	3.5
Investment Fund	0.2
Money Market Investments	2.2
Municipal Bonds	2.0
REIT	5.9
Real Estate	1.2
Residential Mortgage-Backed Securities — Agency	7.7
Residential Mortgage-Backed Securities — Non-Agency	20.6
Telecommunications	1.0
Short-Term Investments	28.4

Total	98.3%

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Corporate Bonds (28.1%)

	Airlines (0.9% of Net Assets)
$95,306	Delta Air Lines, Inc. Pass-Through Certificates (02-1G1), 6.718%, due 07/02/24 (EETC)	$105,313
95,000	JetBlue Airways Corp. Pass-Through Certificates (04-1-G2), 0.808%, due 09/15/15 (EETC) (1)	91,317

	Total Airlines	196,630

	Auto Manufacturers (0.6%)
125,000	Automotores Gildemeister S.A. (Chile), (144A), 8.25%, due 05/24/21 (2)	136,875

	Banks (10.4%)
100,000	Abbey National Treasury Services PLC (United Kingdom), (144A), 3.875%, due 11/10/14 (2)	103,030
200,000	Alfa Bank OJSC via Alfa Bond Issuance PLC (Russia), (144A), 7.75%, due 04/28/21 (2)	218,760
105,000	Allied Irish Banks PLC (Ireland), 4%, due 03/19/15	135,851
200,000	Banco Davivienda S.A. (Colombia), (144A), 5.875%, due 07/09/22 (2)	211,000
200,000	Banco do Brasil S.A. (Brazil), (144A), 5.875%, due 01/26/22 (2)	219,000
200,000	Bancolombia S.A. (Colombia), 5.125%, due 09/11/22	209,700
250,000	Bank of America N.A., 6.1%, due 06/15/17	289,900
300,000	Chase Capital VI, 1.069%, due 08/01/28 (1)	238,771
200,000	Citigroup, Inc., 2.134%, due 05/15/18 (1)(3)	198,966
110,000	Goldman Sachs Group, Inc. (The), 5.75%, due 01/24/22	127,605
100,000	Rabobank Nederland Utrecht (Netherlands), 3.375%, due 01/19/17 (3)	107,133
200,000	Turkiye Garanti Bankasi A.S. (Turkey), (144A), 4%, due 09/13/17 (2)	201,500
4,000,000	Vnesheconombank (Russia), 7.9%, due 03/18/21 (1)	125,411

	Total Banks	2,386,627

	Chemicals (0.9%)
200,000	Mexichem S.A.B. de C.V. (Mexico), (144A), 6.75%, due 09/19/42 (2)	216,000

	Coal (0.4%)
100,000	Arch Coal, Inc., 7%, due 06/15/19	88,750

	Diversified Financial Services (3.1%)
200,000	General Electric Capital Corp., 0.821%, due 05/05/26 (1)	173,672
250,000	Grupo Aval, Ltd. (Colombia), (144A), 4.75%, due 09/26/22 (2)	251,250
200,000	Metalloinvest Finance, Ltd. (Russia), (144A), 6.5%, due 07/21/16 (2)	206,000
65,000	ZFS Finance USA Trust II, (144A), 6.45%, due 12/15/65 (1)(2)	69,875

	Total Diversified Financial Services	700,797

	Electric (0.9%)
200,000	Perusahaan Listrik Negara PT (Indonesia), (144A), 5.25%, due 10/24/42 (2)	205,000

	Energy — Alternate Sources (1.0%)
200,000	Inkia Energy, Ltd. (Peru), (Reg. S), 8.375%, due 04/04/21 (3)(4)	224,000

	Engineering & Construction (1.0%)
200,000	Odebrecht Finance, Ltd. (Brazil), (144A), 7.125%, due 06/26/42 (2)	232,500

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2012

Principal Amount		Fixed Income Securities	Value
		Food (0.9%)
	$200,000	Virgolino de Oliveira Finance, Ltd. (Brazil), (144A), 10.5%, due 01/28/18 (2)	$195,000

		Healthcare — Services (0.3%)
	55,000	HCA, Inc., 7.875%, due 02/15/20	61,462

		Insurance (0.5%)
	100,000	Farmers Exchange Capital, (144A), 7.05%, due 07/15/28 (2)	124,528

		Mining (1.9%)
	200,000	Vedanta Resources PLC (India), (144A), 8.25%, due 06/07/21 (2)	205,500
	200,000	Volcan Cia Minera S.A.A. (Peru), (144A), 5.375%, due 02/02/22 (2)	216,500

		Total Mining	422,000

		Oil & Gas (3.4%)
	200,000	Gazprom Neft OAO via GPN Capital S.A. (Russia), (144A), 4.375%, due 09/19/22 (2)	201,000
	200,000	MIE Holdings Corp. (China), (144A), 9.75%, due 05/12/16 (2)	212,750
	200,000	Petroleos de Venezuela S.A. (Venezuela), 4.9%, due 10/28/14	185,500
	200,000	Petroleos de Venezuela S.A. (Venezuela), (Reg. S), 8.5%, due 11/02/17 (4)	180,000

		Total Oil & Gas	779,250

		Real Estate (1.0%)
	200,000	Country Garden Holdings Co., Ltd. (China), (144A), 11.125%, due 02/23/18 (2)	224,500

		REIT (0.9%)
	100,000	HCP, Inc., 3.75%, due 02/01/19	106,073
	100,000	SL Green Realty Corp., 5%, due 08/15/18	108,054

		Total REIT	214,127

		Total Corporate Bonds (Cost: $5,870,103) (28.1%)	6,408,046

		Foreign Government Bonds (36.6%)
AUD	335,000	Australia Government Bond, 5.75%, due 05/15/21 (3)	419,904
EUR	200,000	Autonomous Community of Catalonia (Spain), 3.875%, due 09/15/15	218,894
EUR	100,000	Autonomous Community of Valencia (Spain), 3.25%, due 07/06/15	108,877
EUR	710,000	Bundesrepublik Deutschland (Germany), 2.25%, due 09/04/21 (3)	993,703
CAD	430,000	Canada Housing Trust, (144A), 3.35%, due 12/15/20 (2)	470,712
CLP	60,500,000	Chile Government Bond, 5.5%, due 08/05/20	136,365
EUR	265,000	France Government Bond OAT, 3.25%, due 10/25/21 (3)	377,463
ILS	880,000	Israel Government Bond, 5.5%, due 01/31/22	252,743
EUR	140,000	Italy Buoni Poliennali Del Tesoro, 4.75%, due 09/15/16	190,926
JPY	123,000,000	Japan Government Ten-Year Bond, 1%, due 09/20/21	1,587,782
JPY	15,000,000	Japan Government Thirty-Year Bond, 2%, due 03/20/42	190,385
MYR	880,000	Malaysia Government Bond, 4.16%, due 07/15/21	304,504
MXN	5,100,000	Mexican BONOS de Desarrollo, 6.5%, due 06/10/21	419,794
NOK	1,350,000	Norway Government Bond, 3.75%, due 05/25/21 (3)	271,321
PLN	700,000	Poland Government Bond, 5.5%, due 10/25/19	235,369

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount		Fixed Income Securities	Value
		Foreign Government Bonds (Continued)
EUR	100,000	Portugal Obrigacoes do Tesouro OT, 4.1%, due 04/15/37	$80,037
EUR	250,000	Portugal Obrigacoes do Tesouro OT, 6.4%, due 02/15/16	327,278
SGD	315,000	Singapore Government Bond, 2.25%, due 06/01/21 (3)	279,815
	$250,000	Slovenia Government International Bond, (144A), 5.5%, due 10/26/22 (2)	251,250
EUR	130,000	Spain Government Bond, 5.5%, due 04/30/21	168,194
SEK	1,500,000	Sweden Government Bond, 3.5%, due 06/01/22 (3)	265,572
TRY	250,000	Turkey Government Bond, 10.5%, due 01/15/20	160,251
	$200,000	Turkey Government International Bond, 5.125%, due 03/25/22	225,000
GBP	230,000	United Kingdom Gilt, 3.75%, due 09/07/21 (3)	436,211

		Total Foreign Government Bonds (Cost: $7,992,086)	8,372,350

		Asset-Backed Securities (4.1%)
	$200,000	CIFC Funding, Ltd. (12-2A-A1L), (144A), 1.734%, due 12/05/24 (1)(2)(5)	200,000
	55,000	Educational Funding of the South, Inc. (11-1-A2), 0.965%, due 04/25/35 (1)	54,202
	85,395	GE Business Loan Trust (04-2A-A), (144A), 0.434%, due 12/15/32 (1)(2)	79,511
	54,444	Iowa Student Loan Liquidity Corp. (11-1-A), 1.619%, due 06/25/42 (1)	55,254
	225,000	Nelnet Education Loan Corp. (04-1A-B1), (144A), 0.952%, due 02/25/36 (1)(2)	154,827
	50,000	SLM Student Loan Trust (07-3-A4), 0.375%, due 01/25/22 (1)	47,867
	50,000	SLM Student Loan Trust (11-2-A2), 1.41%, due 10/25/34 (1)	49,404
	208,324	Spirit Master Funding LLC (05-1-A1), (144A), 5.05%, due 07/20/23 (2)	187,492
	150,000	Student Loan Consolidation Center (02-2-B2), (144A), 1.728%, due 07/01/42 (1)(2)	115,500

		Total Asset-Backed Securities (Cost: $935,744)	944,057

		Commercial Mortgage-Backed Securities — Non-Agency (2.6%)
	99,799	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (2)	100,121
	115,000	DBUBS Mortgage Trust (11-LC3A-A2), 3.642%, due 08/10/44	125,493
	95,000	Greenwich Capital Commercial Funding Corp. (05-GG3-A4), 4.799%, due 08/10/42 (1)(3)	102,140
	90,000	JPMorgan Chase Commercial Mortgage Securities Corp. (05-LDP5-A4), 5.199%, due 12/15/44 (1)(3)	100,878
	37,000	JPMorgan Chase Commercial Mortgage Securities Corp. (05-LDP1-A4), 5.038%, due 03/15/46 (1)	40,170
	3,372	LB-UBS Commercial Mortgage Trust (05-C7-A2), 5.103%, due 11/15/30	3,382
	105,000	Morgan Stanley Capital I Trust (06-IQ12-A4), 5.332%, due 12/15/43 (3)	121,951

		Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $579,902)	594,135

		Residential Mortgage-Backed Securities — Agency (14.4%)
	65,727	Federal Home Loan Mortgage Corp. (2990-ND), 16.347%, due 12/15/34 (I/F) (PAC) (1)(3)	86,062
	126,797	Federal Home Loan Mortgage Corp. (3001-HS), 16.215%, due 02/15/35 (I/F) (PAC) (1)	151,297
	433,111	Federal Home Loan Mortgage Corp. (3439-SC), 5.686%, due 04/15/38 (I/O) (I/F) (1)	67,809
	162,109	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC) (3)	154,652

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$210,000	Federal Home Loan Mortgage Corp. TBA, 2.5% (6)	$219,319
277,067	Federal National Mortgage Association, Pool #AB3679, 3.5%, due 10/01/41 (3)	298,659
278,813	Federal National Mortgage Association, Pool #AB4045, 3.5%, due 12/01/41 (3)	302,937
192,941	Federal National Mortgage Association, Pool #AB4670, 3%, due 03/01/27 (3)	206,103
308,043	Federal National Mortgage Association, Pool #AB5215, 3%, due 05/01/27 (3)	328,383
534,011	Federal National Mortgage Association (07-52-LS), 5.839%, due 06/25/37 (I/O) (I/F) (1)(3)	71,551
450,421	Federal National Mortgage Association (08-18-SM), 6.789%, due 03/25/38 (I/O) (I/F) (1)	73,193
357,076	Federal National Mortgage Association (09-115-SB), 6.039%, due 01/25/40 (I/O) (I/F) (1)(3)	52,161
663,386	Federal National Mortgage Association (10-116-SE), 6.389%, due 10/25/40 (I/O) (1)	78,525
393,267	Federal National Mortgage Association (10-35-IA), 5%, due 07/25/38 (I/O) (3)	23,471
50,000	Federal National Mortgage Association TBA, 2.5% (6)	52,328
230,000	Federal National Mortgage Association TBA, 3% (6)	240,638
225,000	Federal National Mortgage Association TBA, 3% (6)	235,934
619,637	Government National Mortgage Association (10-20-SE), 6.039%, due 02/20/40 (I/O) (1)(3)	107,543
212,316	Government National Mortgage Association (11-146-EI), 5%, due 11/16/41 (I/O) (PAC) (3)	43,655
596,354	Government National Mortgage Association (11-50-PS), 5.889%, due 02/20/41 (I/O) (PAC) (1)(3)	97,839
646,549	Government National Mortgage Association (11-69-GI), 5%, due 05/16/40 (I/O)	97,648
622,244	Government National Mortgage Association (12-7-PI), 3.5%, due 01/20/38 (I/O) (PAC) (3)	79,895
200,000	Government National Mortgage Association II TBA, 3% (6)	212,859

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,128,354)	3,282,461

	Residential Mortgage-Backed Securities — Non-Agency (8.0%)
355,853	First Horizon Mortgage Pass-Through Trust (05-AR4-2A1), 2.596%, due 10/25/35 (1)	300,816
94,548	Green Tree Financial Corp. (98-6-A8), 6.66%, due 06/01/30	102,534
345,735	Lehman XS Trust (06-9-A1B), 0.16%, due 05/25/46 (1)(7)	264,771
1,251,739	Merrill Lynch Alternative Note Asset (07-A3-A2D), 0.54%, due 04/25/37 (1)	130,409
467,362	Novastar Home Equity Loan (06-2-A2C), 0.36%, due 06/25/36 (1)	234,559
206,823	Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1), 2.732%, due 12/25/34 (1)	189,105
560,682	Structured Asset Mortgage Investments, Inc. (06-AR3-22A1), 2.3%, due 05/25/36 (1)	283,329
404,946	Vanderbilt Mortgage Finance (00-C-ARM), 0.568%, due 10/07/30 (1)	315,442

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $1,502,479)	1,820,965

	U.S. Treasury Securities (9.7%)
685,000	U.S. Treasury Bond, 2.75%, due 08/15/42	671,086
685,000	U.S. Treasury Note, 0.875%, due 01/31/17 (3)	693,027

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (Continued)
$855,000	U.S. Treasury Note, 0.75%, due 06/30/17 (3)	$858,340

	Total U.S. Treasury Securities (Cost: $2,204,385)	2,222,453

	Total Fixed Income Securities (Cost: $22,213,053) (103.5%)	23,644,467

Number of Shares	Money Market Investments (Cost: $121,000) (0.5%)
121,000	BlackRock Provident Institutional Fund, 0.17% (8)	121,000

Principal Amount	Short-Term Investments
	Repurchase Agreement (Cost: $115,349) (0.5%)
$115,349	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $115,000 U.S. Treasury Note, 1.5%, due 07/31/16, valued at $119,573) (Total Amount to be Received Upon Repurchase $115,349)	115,349

	U.S. Treasury Security (Cost: $29,997) (0.1%)
30,000	U.S. Treasury Bill, 0.01%, due 12/13/12 (9)	29,997

	Total Short-Term Investments (Cost: $145,346) (0.6%)	145,346

	Total Investments (Cost: $22,479,399) (104.6%)	23,910,813
	Liabilities in Excess of Other Assets (–4.6%)	(1,055,953)

	Total Net Assets (100.0%)	$22,854,860

Forward Currency Contracts
Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized (Depreciation)
BUY (10)
J.P. Morgan Securities, Inc.	EUR	1,185,000	01/23/13	$1,546,449	$1,537,215	$(9,234)
J.P. Morgan Securities, Inc.	JPY	231,747,000	01/23/13	2,926,579	2,905,476	(21,102)

				$4,473,028	$4,442,691	$(30,336)

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized (Depreciation)
SELL
11	10-Year U.S. Treasury Note Futures	12/19/12	$1,463,344	$ (4,435)

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2012

Notes to the Schedule of Investments:

AUD	- Australian Dollar.
CAD	- Canadian Dollar.
CLP	- Chilean Peso.
EUR	- Euro Currency.
GBP	- British Pound Sterling.
ILS	- Israeli Shekel.
JPY	- Japanese Yen.
MXN	- Mexican Peso.
MYR	- Malaysian Ringgit.
NOK	- Norwegian Krona.
PLN	- Polish Zloty.
RUB	- Russian Ruble.
SEK	- Swedish Krona.
SGD	- Singapore Dollar.
TRY	- New Turkish Lira.
EETC	- Enhanced Equipment Trust Certificate.
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
P/O	- Principal Only Security.
REIT	- Real Estate Investment Trust.
TBA	- To be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $5,209,981 or 22.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered with in the United States except under special exemptions. At October 31, 2012, the value of these securities amounted to $404,000 or 1.8% of net assets.
(5)	This security is purchased on a when issued, delayed delivery or forward commitment basis.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(8)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.
(9)	Rate shown represents yield-to-maturity.
(10)	Fund buys foreign currency, sells U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Airlines	0.9%
Asset-Backed Securities	4.1
Auto Manufacturers	0.6
Banks	10.4
Chemicals	0.9
Coal	0.4
Commercial Mortgage-Backed Securities — Non-Agency	2.6
Diversified Financial Services	3.1
Electric	0.9
Energy — Alternate Sources	1.0
Engineering & Construction	1.0
Food	0.9
Foreign Government Bonds	36.6
Healthcare — Services	0.3
Insurance	0.5
Mining	1.9
Oil & Gas	3.4
Real Estate	1.0
REIT	0.9
Residential Mortgage-Backed Securities — Agency	14.4
Residential Mortgage-Backed Securities — Non-Agency	8.0
U.S. Government Agency Obligations	9.7
Money Market Investments	0.5
Short-Term Investments	0.6

Total	104.6%

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Country	October 31, 2012

Country	Percentage of Net Assets
Australia	1.8%
Brazil	2.8
Canada	2.1
Chile	1.2
China	1.9
Colombia	2.9
France	1.7
Germany	4.3
India	0.9
Indonesia	0.9
Ireland	0.6
Israel	1.0
Italy	0.8
Japan	7.8
Malaysia	1.3
Mexico	2.8
Netherlands	0.5
Norway	1.2
Peru	1.9
Poland	1.0
Portugal	1.8
Russia	3.3
Singapore	1.2
Slovenia	1.1
Spain	2.2
Sweden	1.2
Turkey	2.6
United Kingdom	3.3
United States	46.9
Venezuela	1.6

Total	104.6%

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value

	Bank Loans (11.9% of Net Assets)

	Auto Manufacturers (2.7%)
$988,756	Chrysler Group LLC, First Lien Term Loan B, 7.4%, due 05/24/17 (1)	$1,009,767
500,000	Navistar, Inc., First Lien Term Loan B, 7%, due 08/17/17 (1)	502,500

	Total Auto Manufacturers	1,512,267

	Electric (1.1%)
942,083	TXU U.S. Holdings Co., Extended First Lien Term Loans, 11%, due 10/10/17 (1)	607,644

	Lodging (1.8%)
1,100,000	Caesars Entertainment Operating Co., First Lien Loan Agreement, 8%, due 01/28/18 (1)	986,638

	Media (1.7%)
992,167	Cengage Learning, Inc., Term Loan, 7.6%, due 07/03/14 (1)	944,109

	Metal Fabricate & Hardware (0.9%)
500,000	Schaeffler AG, First Lien Term Loan (Germany), 6.2%, due 01/27/17 (1)	504,688

	Mining (2.0%)
1,100,000	FMG America Finance, Inc., Term Loan, 5.5%, due 10/18/17 (1)(2)	1,094,328

	Oil & Gas (0.9%)
500,000	Samson Investment Co., Second Lien Term Loan, 6%, due 09/19/18 (1)	504,063

	Software (0.8%)
500,000	First Data Corp., First Lien Extended Term Loan, 9.3%, due 03/24/18 (1)	477,578

	Total Bank Loans (Cost: $6,777,487)	6,631,315

	Corporate Bonds (83.6%)

	Airlines (1.4%)
280,000	Air Canada, (144A), 9.25%, due 08/01/15 (3)	291,200
241,396	Continental Airlines, Inc. Pass-Through Certificates (99-1-A), 6.545%, due 08/02/20 (4) (EETC)	262,820
216,604	Delta Air Lines, Inc. Pass-Through Certificates (02-1G1), 6.718%, due 07/02/24 (4) (EETC)	239,348

	Total Airlines	793,368

	Auto Parts & Equipment (3.7%)
495,000	Cooper-Standard Automotive, Inc., 8.5%, due 05/01/18	537,694
750,000	Goodyear Tire & Rubber Co. (The), 8.25%, due 08/15/20	813,750
45,000	Schaeffler Finance BV (Germany), (144A), 7.75%, due 02/15/17 (3)	49,725
45,000	Schaeffler Finance BV (Germany), (144A), 8.5%, due 02/15/19 (3)	50,737
255,000	Tenneco, Inc., 6.875%, due 12/15/20	277,631
305,000	Tenneco, Inc., 7.75%, due 08/15/18	332,069

	Total Auto Parts & Equipment	2,061,606

	Banks (4.9%)
140,000	CIT Group, Inc., (144A), 5.5%, due 02/15/19 (3)	149,275
1,030,000	CIT Group, Inc., (144A), 6.625%, due 04/01/18 (3)	1,156,175

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Banks (Continued)
$980,000	JPMorgan Chase Capital XIII, 1.312%, due 09/30/34 (4)(5)	$787,116
550,000	Provident Funding Associates, (144A), 10.25%, due 04/15/17 (3)	602,250

	Total Banks	2,694,816

	Chemicals (0.3%)
155,000	Hexion US Finance Corp., 6.625%, due 04/15/20	155,000

	Coal (4.3%)
1,150,000	Alpha Appalachia Holdings, Inc., 3.25%, due 08/01/15 (Convertible Bond)	1,087,469
345,000	Alpha Natural Resources, Inc., 9.75%, due 04/15/18	351,038
665,000	Arch Coal, Inc., 7%, due 06/15/19	590,187
130,000	Arch Coal, Inc., 7.25%, due 06/15/21	114,725
250,000	Peabody Energy Corp., 4.75%, due 12/15/66 (Convertible Bond)	226,562

	Total Coal	2,369,981

	Commercial Services (0.7%)
355,000	Ceridian Corp., (144A), 8.875%, due 07/15/19 (3)	376,300

	Diversified Financial Services (2.4%)
365,000	International Lease Finance Corp., (144A), 7.125%, due 09/01/18 (3)	428,875
200,000	Legg Mason, Inc., (144A), 5.5%, due 05/21/19 (3)	219,715
640,000	ZFS Finance USA Trust V, (144A), 6.5%, due 05/09/67 (3)(5)	683,200

	Total Diversified Financial Services	1,331,790

	Electric (9.1%)
640,000	Astoria Depositor Corp., (144A), 8.144%, due 05/01/21 (3)	601,600
848,000	DPL, Inc., 7.25%, due 10/15/21	956,120
500,000	Dynegy Roseton/Danskammer Pass Through Trust, Series B, 7.67%, due 11/08/16 (6)	25,000
130,000	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., (144A), 6.875%, due 08/15/17 (3)	133,250
200,000	GenOn Americas Generation LLC, 8.5%, due 10/01/21	218,000
320,000	GenOn Americas Generation LLC, 9.125%, due 05/01/31	336,000
500,000	Ipalco Enterprises, Inc., (144A), 7.25%, due 04/01/16 (3)	556,875
974,294	Mirant Mid-Atlantic Pass-Through Certificates, Series C, 10.06%, due 12/30/28	1,083,902
792,000	NRG Energy, Inc., 7.625%, due 01/15/18	865,260
223,000	Puget Energy, Inc., 6%, due 09/01/21	248,487

	Total Electric	5,024,494

	Electrical Compo&Equip (0.1%)
65,000	Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp., (144A), 6.375%, due 09/15/20 (3)	65,813

	Entertainment (1.3%)
200,000	Carmike Cinemas, Inc., 7.375%, due 05/15/19	215,500
450,000	Regal Cinemas Corp., 8.625%, due 07/15/19	493,875

	Total Entertainment	709,375

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Food (0.4%)
$230,000	Post Holdings, Inc., (144A), 7.375%, due 02/15/22 (3)	$244,088

	Forest Products & Paper (0.3%)
180,000	Sappi Papier Holding GMBH (South Africa), (144A), 6.625%, due 04/15/21 (3)	170,100

	Gas (1.7%)
400,000	Sabine Pass LNG, LP, 7.5%, due 11/30/16	436,000
605,000	Southern Union Co., 3.462%, due 11/01/66 (5)	498,369

	Total Gas	934,369

	Healthcare-Products (1.5%)
800,000	Accellent, Inc., 8.375%, due 02/01/17	818,000

	Healthcare-Services (5.4%)
840,000	CHS/Community Health Systems, Inc., 5.125%, due 08/15/18	871,500
225,000	CHS/Community Health Systems, Inc., 7.125%, due 07/15/20	237,938
240,000	CHS/Community Health Systems, Inc., 8%, due 11/15/19	258,600
130,000	DaVita, Inc., 5.75%, due 08/15/22	135,850
250,000	HCA, Inc., 6.5%, due 02/15/20	276,250
641,000	HCA, Inc., 7.25%, due 09/15/20	709,106
439,000	HCA, Inc., 7.875%, due 02/15/20	490,582

	Total Healthcare-Services	2,979,826

	Household Products/Wares (1.5%)
550,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, (144A), 5.75%, due 10/15/20 (3)	556,875
175,000	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg, 7.875%, due 08/15/19	189,875
85,000	Spectrum Brands Holdings, Inc., (144A), 9.5%, due 06/15/18 (3)	95,838

	Total Household Products/Wares	842,588

	Insurance (0.5%)
300,000	Nationwide Mutual Insurance Co., (144A), 5.81%, due 12/15/24 (3)(5)	285,000

	Iron & Steel (0.4%)
165,000	ArcelorMittal (Luxembourg), 6.5%, due 02/25/22 (4)(5)	162,937
40,000	Vale SA (Brazil), 5.625%, due 09/11/42	42,858

	Total Iron & Steel	205,795

	Lodging (0.5%)
300,000	Caesars Entertainment Operating Co., Inc., (144A), 8.5%, due 02/15/20 (3)	294,750

	Media (6.8%)
65,000	Cablevision Systems Corp., 5.875%, due 09/15/22	64,512
590,000	Cablevision Systems Corp., 8%, due 04/15/20	660,800
308,000	CCO Holdings LLC/CCO Holdings Capital Corp., 7%, due 01/15/19	331,870
670,000	CCO Holdings LLC/CCO Holdings Capital Corp., 8.125%, due 04/30/20	755,425

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Media (Continued)
$140,000	Cengage Learning Acquisitions, Inc., (144A), 11.5%, due 04/15/20 (3)	$150,500
425,000	McClatchy Co. (The), 11.5%, due 02/15/17	456,875
220,000	Nara Cable Funding, Ltd., (144A), 8.875%, due 12/01/18 (3)	207,350
210,000	Sinclair Television Group, Inc., (144A), 6.125%, due 10/01/22 (3)	216,825
200,000	Townsquare Radio LLC/Townsquare Radio, Inc., (144A), 9%, due 04/01/19 (3)	216,000
675,000	Univision Communications, Inc., (144A), 7.875%, due 11/01/20 (3)	718,875

	Total Media	3,779,032

	Oil & Gas (16.2%)
60,000	Chaparral Energy, Inc., (144A), 7.625%, due 11/15/22 (3)	63,750
710,000	Chaparral Energy, Inc., 8.25%, due 09/01/21	775,675
412,000	Chaparral Energy, Inc., 9.875%, due 10/01/20	468,650
335,000	Chesapeake Energy Corp., 2.25%, due 12/15/38 (Convertible Bond)	273,710
720,000	Chesapeake Energy Corp., 2.5%, due 05/15/37	666,000
315,000	Cimarex Energy Co., 5.875%, due 05/01/22	336,294
300,000	Concho Resources, Inc., 5.5%, due 04/01/23	314,250
140,000	Continental Resources, Inc., 5%, due 09/15/22	147,700
435,000	Continental Resources, Inc., (144A), 5%, due 09/15/22 (3)	458,925
120,000	Linn Energy LLC/Linn Energy Finance Corp., 6.5%, due 05/15/19	120,900
305,000	Linn Energy LLC/Linn Energy Finance Corp., 8.625%, due 04/15/20	331,687
1,100,000	Newfield Exploration Co., 5.625%, due 07/01/24 (4)	1,171,500
530,000	Parker Drilling Co., 9.125%, due 04/01/18	568,425
175,000	Plains Exploration & Production Co., 6.875%, due 02/15/23	175,438
650,000	QEP Resources, Inc., 5.25%, due 05/01/23	677,625
400,000	Quicksilver Resources, Inc., 8.25%, due 08/01/15	389,000
250,000	Quicksilver Resources, Inc., 11.75%, due 01/01/16	257,500
165,000	Samson Investment Co., (144A), 9.75%, due 02/15/20 (3)	174,075
80,000	SandRidge Energy, Inc., (144A), 7.5%, due 03/15/21 (3)	83,200
570,000	SandRidge Energy, Inc., (144A), 7.5%, due 02/15/23 (3)	591,375
345,000	SandRidge Energy, Inc., (144A), 8.125%, due 10/15/22 (3)	370,875
340,000	Seadrill, Ltd., (144A), 5.625%, due 09/15/17 (3)	340,000
240,000	SM Energy Co., 6.5%, due 01/01/23	250,800

	Total Oil & Gas	9,007,354

	Packaging & Containers (3.3%)
755,000	Ardagh Packaging Finance PLC, (144A), 7.375%, due 10/15/17 (3)	811,625
240,000	Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc., (144A), 7.375%, due 10/15/17 (3)	257,400
675,000	Bway Holding Co., 10%, due 06/15/18	749,250

	Total Packaging & Containers	1,818,275

	Pipelines (1.5%)
490,000	El Paso LLC, 7.75%, due 01/15/32	584,763
101,000	El Paso LLC, 7.8%, due 08/01/31	118,564
120,000	El Paso LLC, 8.05%, due 10/15/30	144,063

	Total Pipelines	847,390

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Real Estate (1.8%)
$870,000	Realogy Corp., (144A), 7.625%, due 01/15/20 (3)	$978,750

	Retail (0.3%)
195,000	Sears Holdings Corp., 6.625%, due 10/15/18	182,813

	Software (1.5%)
820,000	First Data Corp., (144A), 7.375%, due 06/15/19 (3)	848,700

	Storage/Warehousing (1.2%)
625,000	Mobile Mini, Inc., 7.875%, due 12/01/20	676,563

	Telecommunications (10.6%)
710,000	CenturyLink, Inc., 5.8%, due 03/15/22 (4)	747,349
385,000	GCI, Inc., 8.625%, due 11/15/19	415,800
550,000	Intelsat Jackson Holdings SA (Luxembourg), 7.25%, due 04/01/19	588,500
316,000	Intelsat Jackson Holdings SA (Luxembourg), (144A), 7.25%, due 10/15/20 (3)	334,960
500,000	Intelsat Jackson Holdings SA (Luxembourg), 8.5%, due 11/01/19	563,900
197,000	Level 3 Financing, Inc., (144A), 7%, due 06/01/20 (3)	200,448
50,000	Sprint Capital Corp., 6.875%, due 11/15/28	51,250
555,000	Sprint Nextel Corp., (144A), 9%, due 11/15/18 (3)	685,425
655,000	Sprint Nextel Corp., 9.25%, due 04/15/22	782,725
350,000	Windstream Corp., 7%, due 03/15/19	358,750
1,075,000	Windstream Corp., 7.75%, due 10/15/20	1,158,312

	Total Telecommunications	5,887,419

	Total Corporate Bonds (Cost: $45,306,413) (83.6%)	46,383,355

	Municipal Bonds (Cost: $36,938) (0.1%)
30,000	NYC Industrial Development Agency, (144A), 11%, due 03/01/29 (3)	41,378

	Collateralized Debt Obligations (1.9%)
125,000	ALM Loan Funding (12-7A-B), (144A), 3.61%, due 10/19/24 (2)(3)(5)	123,439
125,000	BlueMountain CLO, Ltd. (12-2A-C), (144A), 3.075%, due 11/20/24 (2)(3)(5)	118,594
75,000	Cerberus Offshore Levered I LP (12-1A-B), (144A), 5.071%, due 11/30/18 (2)(3)(5)	75,000
125,000	CIFC Funding, Ltd. (12-2A-A3L), (144A), 3.334%, due 12/05/24 (2)(3)(5)	122,137
75,000	Galaxy CLO, Ltd. (12-14A-C1), (144A), 3.455%, due 11/15/24 (2)(3)	73,200
100,000	LCM XII LP (12A-C), (144A), 3.659%, due 10/19/22 (3)(5)	98,546
100,000	LCM XII LP (12A-D), (144A), 4.909%, due 10/19/22 (3)(5)	97,634
100,000	Oak Hill Credit Partners (12-7A-C1), (144A), 4.819%, due 11/20/23 (2)(3)(5)	100,000
125,000	Race Point CLO, Ltd. (12-7A-C), (144A), 3.314%, due 11/08/24 (2)(3)(5)	124,225
100,000	Sound Point CLO, Ltd. (12-1A-C), (144A), 3.684%, due 10/20/23 (3)(5)	96,258

	Total Collateralized Debt Obligations (Cost: $1,024,170)	1,029,033

	Total Fixed Income Securities (Cost: $53,145,008) (97.5%)	54,085,081

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2012

Number of Shares	Equity Securities	Value
	Common Stock (Cost: $398,207) (0.4%)

	Electric (0.4%)
11,578	Dynegy, Inc. (7)	$216,509

	Preferred Stock (Cost: $671,250) (1.2%)

	Banking (1.2%)
25,000	Citigroup Capital XIII, 7.785% (5)	695,250

	Total Equity Securities (Cost: $1,069,457) (1.6%)	911,759

	Money Market Investments (Cost: $528,000) (0.9%)
528,000	BlackRock Provident Institutional Fund, 0.16% (8)	528,000

Principal Amount	Short-Term Investments
	Commercial Paper (Cost: $379,671)

	Banks (0.7%)
$380,000	Lloyds Bank PLC, 0.31%, due 02/13/13 (9)	379,612

	Repurchase Agreement (Cost: $1,105,736) (2.0%)
1,105,736	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $1,085,000 U.S. Treasury Note, 1.5%, due 07/31/16, valued at $1,128,146) (Total Amount to be Received Upon Repurchase $1,105,737)	1,105,736

	U.S. Treasury Security (Cost: $59,993) (0.1%)
60,000	U.S. Treasury Bill, 0.01%, due 12/13/12 (9)	59,993

	Total Short-Term Investments (Cost: $1,545,400) (2.8%)	1,545,341

	Total Investments (Cost: $56,287,865) (102.8%)	57,070,181
	Liabilities in Excess of Other Assets (–2.8%)	(1,566,069)

	Net Assets (100.0%)	$55,504,112

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Futures Contracts
Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation
SELL
10	30-Year U.S. Treasury Bond Futures	12/19/12	$1,493,125	$4,276

			$1,493,125	$4,276

Notes to the Schedule of Investments:

CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
(1)	Rate stated is the effective yield.
(2)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $15,791,110 or 28.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(4)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(5)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(6)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(7)	Non-income producing security.
(8)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.
(9)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry	October 31, 2012

Industry	Percentage of Net Assets
Airlines	1.4%
Auto Manufacturers	2.7
Auto Parts & Equipment	3.7
Banking	1.2
Banks	4.9
Chemicals	0.3
Coal	4.3
Commercial Services	0.7
Credit Debt Obligations	1.9
Diversified Financial Services	2.4
Electric	10.6
Electrical Components & Equipment	0.1
Entertainment	1.3
Food	0.4
Forest Products & Paper	0.3
Gas	1.7
Healthcare-Products	1.5
Healthcare-Services	5.4
Household Products/Wares	1.5
Insurance	0.5
Iron & Steel	0.4
Lodging	2.3
Media	8.5
Metal Fabricate & Hardware	0.9
Mining	2.0
Municipal Bonds	0.1
Oil & Gas	17.1
Packaging & Containers	3.3
Pipelines	1.5
Real Estate	1.8
Retail	0.3
Software	2.3
Storage/Warehousing	1.2
Telecommunications	10.6
Money Market Investments	0.9
Short-Term Investments	2.8

Total	102.8%

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Agency (2.4% of Net Assets)
$230,553	Federal Home Loan Mortgage Corp., Pool #310005, 5.933%, due 11/01/19 (1)	$244,894
57,211	Federal National Mortgage Association, Pool #745506, 5.662%, due 02/01/16	64,352

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $323,805)	309,246

	Commercial Mortgage-Backed Securities — Non-Agency (15.7%)
13,276	Banc of America Commercial Mortgage, Inc. (03-1-A2), 4.648%, due 09/11/36	13,293
17,766	Banc of America Merrill Lynch Commercial Mortgage, Inc. (02-PB2-B), 6.309%, due 06/11/35	17,780
50,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. (04-1-A4), 4.76%, due 11/10/39	51,719
50,000	Banc of America Merrill Lynch Commercial Mortgage, Inc. (04-4-A6), 4.877%, due 07/10/42	52,919
45,851	Banc of America Merrill Lynch Commercial Mortgage, Inc. (05-3-ASB), 4.589%, due 07/10/43	47,256
41,934	Bear Stearns Commercial Mortgage Securities (03-T12-A4), 4.68%, due 08/13/39	43,009
45,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.15%, due 10/12/42 (1)	50,127
1,738	Bear Stearns Commercial Mortgage Securities (06-T22-A3), 5.538%, due 04/12/38 (1)	1,738
39,029	Citigroup Commercial Mortgage Trust (04-C1-A3), 5.251%, due 04/15/40	39,434
28,688	Commercial Mortgage Asset Trust (99-C1-A4), 6.975%, due 01/17/32	28,951
46,755	Credit Suisse First Boston Mortgage Securities Corp. (04-C2-A1), 3.819%, due 05/15/36	47,732
45,000	Credit Suisse First Boston Mortgage Securities Corp. (05-C4-A5), 5.104%, due 08/15/38	49,176
44,858	Credit Suisse Mortgage Capital Certificates (06-C5-AAB), 5.308%, due 12/15/39	45,549
99,799	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (1)(2)	100,121
54,000	GMAC Commercial Mortgage Securities, Inc. (03-C2-A2), 5.457%, due 05/10/40 (1)	55,540
60,000	Greenwich Capital Commercial Funding Corp. (03-C2-A4), 4.915%, due 01/05/36	61,724
34,887	Greenwich Capital Commercial Funding Corp. (04-GG1-A7), 5.317%, due 06/10/36 (1)	36,679
4,390	GS Mortgage Securities Corp. II (03-C1-A3), 4.608%, due 01/10/40	4,392
59,672	GS Mortgage Securities Corp. II (05-GG4-A3), 4.607%, due 07/10/39	60,117
55,126	JPMorgan Chase Commercial Mortgage Securities Corp. (06-CB14-ASB), 5.506%, due 12/12/44 (1)	58,512
40,000	JPMorgan Chase Commercial Mortgage Securities Corp. (06-LDP8-A3A), 5.388%, due 05/15/45	40,936
35,000	JPMorgan Chase Commercial Mortgage Securities Corp. (06-LDP9-A3S), (144A), 5.24%, due 05/15/47 (2)	36,064
8,757	JPMorgan Chase Commercial Mortgage Securities Corp. (02-C2-A2), 5.05%, due 12/12/34	8,752
22,714	JPMorgan Chase Commercial Mortgage Securities Corp. (03-C1-A2), 4.985%, due 01/12/37	22,807
45,000	JPMorgan Chase Commercial Mortgage Securities Corp. (03-PM1A-A4), 5.326%, due 08/12/40	45,871
100,000	JPMorgan Chase Commercial Mortgage Securities Corp. (04-C3-A5), 4.878%, due 01/15/42	107,164
55,000	JPMorgan Chase Commercial Mortgage Securities Corp. (05-CB13-A3A1), 5.29%, due 01/12/43 (1)	55,076

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (Continued)
$47,319	JPMorgan Chase Commercial Mortgage Securities Corp. (05-LDP2-A3A), 4.678%, due 07/15/42	$47,932
105,000	LB-UBS Commercial Mortgage Trust (03-C7-A4), 4.931%, due 09/15/35	107,640
56,867	LB-UBS Commercial Mortgage Trust (03-C8-A3), 4.83%, due 11/15/27	57,732
42,000	LB-UBS Commercial Mortgage Trust (04-C2-A4), 4.367%, due 03/15/36	43,805
43,340	LB-UBS Commercial Mortgage Trust (04-C6-A5), 4.826%, due 08/15/29 (1)	44,496
63,759	LB-UBS Commercial Mortgage Trust (04-C7-A1A), 4.475%, due 10/15/29	67,478
25,995	LB-UBS Commercial Mortgage Trust (05-C7-A2), 5.103%, due 11/15/30	26,073
61,906	LB-UBS Commercial Mortgage Trust (06-C7-A2), 5.3%, due 11/15/38	63,368
52,334	Merrill Lynch/Countrywide Commercial Mortgage Trust (06-4-A2FL), 0.334%, due 12/12/49 (1)	52,007
39,764	Morgan Stanley Capital I Trust (04-IQ7-A4), 5.396%, due 06/15/38 (1)	41,600
52,295	Morgan Stanley Capital I, Inc. (04-HQ3-A4), 4.8%, due 01/13/41	54,010
42,816	Morgan Stanley Capital I, Inc. (06-T23-A2), 5.749%, due 08/12/41 (1)	43,113
84,998	Morgan Stanley Capital I, Inc. (07-HQ11-A2), 5.359%, due 02/12/44	85,676
15,707	Morgan Stanley Dean Witter Capital I (03-TOP9-A2), 4.74%, due 11/13/36	15,739
36,395	Wachovia Bank Commercial Mortgage Trust (03-C5-A2), 3.989%, due 06/15/35	36,806
39,532	Wachovia Bank Commercial Mortgage Trust (03-C8-A3), 4.445%, due 11/15/35	40,084

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $1,966,939)	2,009,997

	Residential Mortgage-Backed Securities — Agency (26.5%)
54,215	Federal Home Loan Mortgage Corp. (2550-FI), 0.564%, due 11/15/32 (TAC) (1)	54,228
92,770	Federal Home Loan Mortgage Corp. (3946-FG), 0.564%, due 10/15/39 (PAC) (1)	93,117
112,339	Federal Home Loan Mortgage Corp. (2581-F), 0.664%, due 12/15/32 (1)	112,565
104,549	Federal Home Loan Mortgage Corp. (263-F5), 0.714%, due 06/15/42 (1)	105,162
98,888	Federal Home Loan Mortgage Corp. (2649-GP), 4.5%, due 10/15/30	99,214
19,789	Federal Home Loan Mortgage Corp., Pool #1B1010, 2.875%, due 08/01/33	21,216
57,106	Federal Home Loan Mortgage Corp., Pool #610967, 2.428%, due 04/01/28 (1)	61,046
142,603	Federal Home Loan Mortgage Corp., Pool #780721, 2.375%, due 08/01/33 (1)(3)	152,203
40,615	Federal Home Loan Mortgage Corp., Pool #780833, 2.358%, due 09/01/33	43,459
32,486	Federal Home Loan Mortgage Corp., Pool #789924, 2.4%, due 11/01/32 (1)	35,472
10,061	Federal National Mortgage Association (03-26-QF), 0.61%, due 10/25/17 (1)	10,066
78,194	Federal National Mortgage Association (07-64-FA), 0.68%, due 07/25/37 (1)	77,082
79,495	Federal National Mortgage Association (03-11-FA), 1.21%, due 09/25/32 (1)	81,024
80,656	Federal National Mortgage Association, Pool #254548, 5.5%, due 12/01/32	89,511
92,229	Federal National Mortgage Association, Pool #600187, 7%, due 07/01/31	103,555
4,439	Federal National Mortgage Association, Pool #661691, 2.658%, due 10/01/32 (1)	4,579
65,887	Federal National Mortgage Association, Pool #725886, 2.667%, due 05/01/34 (1)	70,402
49,355	Federal National Mortgage Association, Pool #786884, 2.81%, due 08/01/34 (1)	52,251
83,717	Federal National Mortgage Association, Pool #826239, 2.364%, due 07/01/35 (1)	88,166
195,618	Federal National Mortgage Association, Pool #995364, 6%, due 10/01/38 (3)	218,995
74,808	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40	83,018
39,528	Government National Mortgage Association II, Pool #80022, 1.625%, due 12/20/26 (1)	41,036
32,871	Government National Mortgage Association II, Pool #80636, 1.75%, due 09/20/32 (1)	34,229
170,091	Government National Mortgage Association II, Pool #80734, 1.75%, due 09/20/33 (1)	175,398

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$5,633	Government National Mortgage Association II, Pool #80747, 1.625%, due 10/20/33 (1)	$5,896
21,622	Government National Mortgage Association II, Pool #80757, 1.75%, due 10/20/33 (1)	22,649
72,595	Government National Mortgage Association II, Pool #80764, 1.625%, due 11/20/33 (1)	75,996
69,985	Government National Mortgage Association II, Pool #80766, 1.625%, due 11/20/33 (1)	72,794
170,125	Government National Mortgage Association II, Pool #80797, 1.625%, due 01/20/34 (1)	178,155
70,776	Government National Mortgage Association II, Pool #80869, 1.75%, due 04/20/34 (1)	74,187
69,317	Government National Mortgage Association II, Pool #80937, 1.75%, due 06/20/34 (1)	74,165
104,177	NCUA Guaranteed Notes (10-R2-1A), 0.588%, due 11/06/17 (1)	104,567
188,481	NCUA Guaranteed Notes (11-R5-1A), 0.598%, due 04/06/20 (1)	188,901
49,915	NCUA Guaranteed Notes (11-R6-1A), 0.598%, due 05/07/20 (1)	50,024
74,915	NCUA Guaranteed Notes (11-R3-1A), 0.615%, due 03/11/20 (1)	75,320
119,820	NCUA Guaranteed Notes (11-R2-1A), 0.618%, due 02/06/20 (1)	120,086
142,200	NCUA Guaranteed Notes (10-R1-1A), 0.668%, due 10/07/20 (1)	142,697
128,756	NCUA Guaranteed Notes (10-R3-1A), 0.778%, due 12/08/20 (1)	129,529
169,701	NCUA Guaranteed Notes (10-R3-2A), 0.778%, due 12/08/20 (1)	170,755

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,318,478)	3,392,715

	Residential Mortgage-Backed Securities — Non-Agency (5.6%)
44,489	Ameriquest Mortgage Securities, Inc. (05-R11-A2C), 0.44%, due 01/25/36 (1)	44,378
19,421	Banc of America Funding Corp. (06-G-2A3), 0.38%, due 07/20/36 (1)	19,176
29,248	Bear Stearns Asset Backed Securities Trust (05-SD1-1A3), 0.61%, due 08/25/43 (1)	28,132
224,476	Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1), 2.495%, due 11/25/32 (1)	227,427
38,658	First Franklin Mortgage Loan Asset Backed Certificates (04-FF5-A3C), 1.21%, due 08/25/34 (1)	37,979
16,845	First Franklin Mortgage Loan Asset Backed Certificates (05-FF9-A3), 0.496%, due 10/25/35 (1)	16,810
19,599	Home Equity Asset Trust (07-2-2A1), 0.32%, due 07/25/37 (1)	19,540
42,228	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.66%, due 10/25/34 (1)	40,815
55,000	JPMorgan Mortgage Acquisition Corp. (05-WMC1-M1), 0.63%, due 09/25/35 (1)	53,311
17,122	JPMorgan Mortgage Trust (05-A3-3A3), 2.586%, due 06/25/35 (1)	17,084
14,332	Long Beach Mortgage Loan Trust (05-2-M2), 0.67%, due 04/25/35 (1)	14,303
36,127	Morgan Stanley ABS Capital I (05-WMC6-M1), 0.69%, due 07/25/35 (1)	35,877
45,329	Morgan Stanley Mortgage Loan Trust (04-6AR-1A), 0.66%, due 07/25/34 (1)	42,595
21,684	RAAC Series (06-SP2-A2), 0.38%, due 02/25/36 (1)	21,397
34,526	Residential Accredit Loans, Inc. (02-QS16-A2), 0.76%, due 10/25/17 (1)	32,721
27,605	Residential Asset Mortgage Products, Inc. (05-RS5-AI3), 0.55%, due 05/25/35 (1)	27,089
24,228	Residential Asset Mortgage Products, Inc. (05-RS8-A2), 0.5%, due 10/25/33 (1)	23,912
12,872	Wells Fargo Mortgage Backed Securities Trust (04-DD-2A5), 2.617%, due 01/25/35 (1)	12,843

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $699,934)	715,389

	Corporate Bonds (12.0%)
	Airlines (0.3%)
50,000	JetBlue Airways Corp. (04-2-G2) Pass-Through Trust, 0.884%, due 05/15/18 (EETC) (1)	43,625

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Banks (5.0%)
$50,000	Abbey National Treasury Services PLC (United Kingdom), 1.893%, due 04/25/14 (1)	$49,839
150,000	Bank of America Corp., 1.733%, due 01/30/14 (1)	151,305
50,000	Bank of New York Mellon Corp. (The), 1.7%, due 11/24/14	51,119
30,000	Citigroup, Inc., 6.375%, due 08/12/14	32,743
60,000	Goldman Sachs Group, Inc. (The), 1.439%, due 02/07/14 (1)	60,225
30,000	Goldman Sachs Group, Inc. (The), 3.3%, due 05/03/15	31,321
50,000	JPMorgan Chase Bank N.A., 0.728%, due 06/13/16 (1)	48,552
150,000	Lloyds TSB Bank PLC (United Kingdom), 2.665%, due 01/24/14 (1)	152,619
60,000	Royal Bank of Scotland PLC (The) (United Kingdom), 2.55%, due 09/18/15	61,366

	Total Banks	639,089

	Diversified Financial Services (0.4%)
50,000	International Lease Finance Corp., (144A), 6.5%, due 09/01/14 (2)	53,875

	Electric (1.0%)
84,056	Mirant Mid-Atlantic Pass-Through Certificates, Series B, 9.125%, due 06/30/17	91,831
30,000	PNM Resources, Inc., 9.25%, due 05/15/15	34,275

	Total Electric	126,106

	Food (0.4%)
50,000	Kraft Foods Group, Inc., (144A), 1.625%, due 06/04/15 (2)	50,880

	Insurance (0.8%)
100,000	Metropolitan Life Global Funding I, (144A), 1.7%, due 06/29/15 (2)	102,143

	Real Estate (0.9%)
100,000	WEA Finance LLC, (144A), 7.5%, due 06/02/14 (2)	109,741

	REIT (2.8%)
200,000	Duke Realty LP, 5.4%, due 08/15/14	213,827
30,000	Health Care REIT, Inc., 6%, due 11/15/13	31,413
115,000	Healthcare Realty Trust, Inc., 5.125%, due 04/01/14	120,334

	Total REIT	365,574

	Telecommunications (0.4%)
50,000	Verizon Communications, Inc., 1.95%, due 03/28/14	51,071

	Total Corporate Bonds (Cost: $1,514,145)	1,542,104

	Municipal Bond (Cost: $149,006) (1.2%)
150,000	Illinois State Build America Bonds, 4.071%, due 01/01/14	155,206

	U.S. Government Agency Obligations (5.7%)
90,000	Federal Home Loan Bank, 0.24%, due 11/15/13 (1)	90,017
135,000	Federal Home Loan Bank, 0.5%, due 10/16/15	135,005
70,000	Federal Home Loan Bank, 0.55%, due 10/05/15	69,974
150,000	Federal Home Loan Bank, 0.55%, due 11/13/15 (4)	150,102
150,000	Federal National Mortgage Association, 0.5%, due 11/06/15 (4)	150,012
140,000	Federal National Mortgage Association, 0.625%, due 02/22/16	140,077

	Total U.S. Government Agency Obligations (Cost: $734,945)	735,187

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	U.S. Treasury Securities (11.3%)
$212,574	U.S. Treasury Inflation Indexed Bond, 0.5%, due 04/15/15 (5)	$222,074
359,165	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14 (5)	371,315
60,315	U.S. Treasury Inflation Indexed Bond, 1.625%, due 01/15/15 (5)	64,207
93,494	U.S. Treasury Inflation Indexed Bond, 2%, due 01/15/14 (5)	96,986
256,094	U.S. Treasury Inflation Indexed Note, 0.625%, due 04/15/13 (5)	257,094
382,507	U.S. Treasury Inflation Indexed Note, 1.875%, due 07/15/13 (5)	391,232
50,000	U.S. Treasury Note, 0.25%, due 08/15/15	49,844

	Total U.S. Treasury Securities (Cost: $1,457,310)	1,452,752

	Total Fixed Income Securities (Cost: $10,164,562) (80.4%)	10,312,596

Number of Shares	Money Market Investments
92,000	BlackRock Provident Institutional Fund, 0.17% (6)	92,000
94,000	Dreyfus Institutional Cash Advantage Fund, 0.12% (6)	94,000

	Total Money Market Investments (Cost: $186,000) (1.5%)	186,000

Principal Amount	Short-Term Investments
	Discount Notes (31.7%)
$935,000	Federal Home Loan Bank Discount Note, 0.135%, due 01/04/13 (7)	934,801
210,000	Federal Home Loan Bank Discount Note, 0.13%, due 01/02/13 (7)	209,957
80,000	Federal Home Loan Bank Discount Note, 0.12%, due 11/26/12 (7)	79,993
460,000	Federal Home Loan Bank Discount Note, 0.133%, due 11/16/12 (7)	459,974
850,000	Federal Home Loan Bank Discount Note, 0.12%, due 11/07/12 (7)	849,983
520,000	Federal Home Loan Bank Discount Note, 0.127%, due 11/02/12 (7)	519,998
435,000	Federal Home Loan Mortgage Corp. Discount Note, 0.12%, due 01/07/13 (7)	434,903
265,000	Federal National Mortgage Association Discount Note, 0.01%, due 01/07/13 (7)	264,941
305,000	Federal National Mortgage Association Discount Note, 0.01%, due 12/19/12 (7)	304,949

	Total Discount Notes (Cost: $4,059,466)	4,059,499

	Repurchase Agreement (Cost: $161,616) (1.3%)
161,616	State Street Bank & Trust Company, 0.01%, due 11/01/12 (collateralized by $125,000 U.S. Treasury Bond, 4.5%, due 08/15/39, valued at $167,818) (Total Amount to be Received Upon Repurchase $161,616)	161,616

	U.S. Treasury Security (Cost: $704,590) (5.5%)
705,000	U.S. Treasury Bill, 0.01%, due 04/04/13 (7)	704,593

	Total Short-Term Investments (Cost: $4,925,672) (38.5%)	4,925,708

	Total Investments (Cost: $15,276,234) (120.4%)	15,424,304
	Liabilities in Excess of Other Assets (–20.4%)	(2,610,642)

	Net Assets (100.0%)	$12,813,662

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2012

Notes to the Schedule of Investments:

PAC	- Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC	- Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $452,824 or 3.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	All or a portion of this security is segregated to cover open futures contracts, when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(5)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(6)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.
(7)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Airlines	0.3%
Banks	5.0
Commercial Mortgage-Backed Securities — Agency	2.4
Commercial Mortgage-Backed Securities — Non-Agency	15.7
Diversified Financial Services	0.4
Electric	1.0
Food	0.4
Insurance	0.8
Real Estate	0.9
REIT	2.8
Residential Mortgage-Backed Securities — Agency	26.5
Residential Mortgage-Backed Securities — Non-Agency	5.6
Telecommunications	0.4
Municipal Bonds	1.2
U.S. Government Agency Obligations	5.7
U.S. Treasury Securities	11.3
Money Market Investments	1.5
Short-Term Investments	38.5

Total	120.4%

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments	October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Asset-Backed Securities (4.4% of Net Assets of Net Assets)
$20,000,000	Academic Loan Funding Trust (12-1A-A2), (144A), 1.31%, due 12/27/44 (1)(2)	$18,558,404
16,650,000	Access Group, Inc. (05-2-A3), 0.613%, due 11/22/24 (1)	16,324,491
20,600,000	Brazos Higher Education Authority, Inc. (05-3-A15), 0.509%, due 03/25/25 (1)	20,389,639
18,700,000	Brazos Higher Education Authority, Inc. (11-1-A3), 1.476%, due 11/25/33 (1)	18,594,375
21,600,000	Brazos Higher Education Authority, Inc. (11-2-A2), 1.165%, due 07/25/29 (1)	21,828,463
11,775,000	Brazos Higher Education Authority, Inc. (11-2-A3), 1.315%, due 10/27/36 (1)	11,393,361
7,714,244	CIT Education Loan Trust (07-1-A), (144A), 0.459%, due 03/25/42 (1)(2)	7,165,771
16,780,000	College Loan Corp. Trust (07-1-A3), 0.415%, due 04/25/29 (1)	15,220,953
14,980,000	Collegiate Funding Services Education Loan Trust (04-A-A3), 0.572%, due 09/28/26 (1)	14,928,664
18,407,843	Educational Funding of the South, Inc. (12-1-A), 1.26%, due 03/25/36 (1)	18,291,135
16,675,000	EFS Volunteer LLC (10-1-A2), (144A), 1.165%, due 10/25/35 (1)(2)	15,977,596
7,225,000	EFS Volunteer No 2 LLC (12-1-A2), (144A), 1.56%, due 03/25/36 (1)(2)	7,247,411
17,750,000	EFS Volunteer No 3 LLC (12-1-A3), (144A), 1.21%, due 04/25/33 (1)(2)	16,862,452
12,650,000	Goal Capital Funding Trust (05-2-A3), 0.596%, due 05/28/30 (1)	12,276,782
17,775,000	Goal Capital Funding Trust (06-1-A3), 0.546%, due 11/25/26 (1)	17,240,612
18,000,000	Montana Higher Education Student Assistance Corp. (12-1-A3), 1.26%, due 07/20/43 (1)	17,364,467
16,000,000	Panhandle-Plains Higher Education Authority, Inc. (11-1-A3), 1.31%, due 10/01/37 (1)	15,381,635
7,544,000	SLM Student Loan Trust (05-5-A5), 1.065%, due 10/25/40 (1)	7,083,497
13,481,808	SLM Student Loan Trust (06-10-A4), 0.385%, due 07/25/23 (1)	13,424,888
17,785,000	SLM Student Loan Trust (08-5-A4), 2.015%, due 07/25/23 (1)	18,806,215
12,800,000	SLM Student Loan Trust (11-1-A2), 1.36%, due 10/25/34 (1)	13,122,076
17,840,000	SLM Student Loan Trust (11-2-A2), 1.41%, due 10/25/34 (1)	17,627,272
11,555,011	SLM Student Loan Trust (12-2-A), 0.91%, due 01/25/29 (1)	11,669,957
10,000,000	South Carolina Student Loan Corp. (06-1-A2), 0.538%, due 12/01/22 (1)	9,563,300

	Total Asset-Backed Securities (Cost: $353,753,226)	356,343,416

	Commercial Mortgage-Backed Securities — Agency (3.0%)
37,335,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K020-A2), 2.373%, due 05/25/22	38,275,879
25,890,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (K013-A2), 3.974%, due 01/25/21 (1)(3)	29,874,963
13,819,664	Federal National Mortgage Association, Pool #FN0003, 4.301%, due 01/01/21	16,148,764
22,421,404	Federal National Mortgage Association, Pool #AL0600, 4.304%, due 07/01/21 (3)	26,238,587
19,890,489	Federal National Mortgage Association, Pool #AL0290, 4.446%, due 04/01/21	23,387,891
14,272,674	Federal National Mortgage Association, Pool #AD0791, 4.762%, due 02/01/20	16,931,571
35,865,014	Federal National Mortgage Association (12-M15-A), 2.745%, due 10/25/22 (ACES) (1)	37,739,499
51,283,638	Federal National Mortgage Association (12-M12-1A), 2.84%, due 08/25/22 (ACES) (1)	54,892,042

	Total Commercial Mortgage-Backed Securities — Agency (Cost: $229,957,957)	243,489,196

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Commercial Mortgage-Backed Securities — Non-Agency (4.6%)
$5,240,000	Banc of America Large Loan, Inc. (10-UB4-A4A), (144A), 5.011%, due 12/20/41 (1)(2)	$5,535,012
24,185,000	Bear Stearns Commercial Mortgage Securities (05-T20-A4A), 5.15%, due 10/12/42 (1)	26,940,540
10,301,320	DBRR Trust (11-LC2-A4A), (144A), 4.537%, due 07/12/44 (1)(2)	12,022,578
29,216,036	DBRR Trust (12-EZ1-A), (144A), 0.946%, due 09/25/45 (2)	29,310,492
10,000,000	GE Capital Commercial Mortgage Corp. (04-C2-A4), 4.893%, due 03/10/40	10,476,930
32,700,000	GS Mortgage Securities Corp. II (11-GC5-A4), 3.707%, due 08/10/44	36,236,570
1,150,000	Morgan Stanley Capital I Trust (06-IQ12-A4), 5.332%, due 12/15/43	1,335,649
25,000,000	Morgan Stanley Capital I Trust (06-T21-A4), 5.162%, due 10/12/52 (1)	28,019,100
14,260,000	Morgan Stanley Capital I Trust (06-T23-A4), 5.818%, due 08/12/41 (1)	16,624,336
23,803,000	Morgan Stanley Capital I Trust (07-T25-A3), 5.514%, due 11/12/49 (1)	27,755,036
12,935,000	Morgan Stanley Capital I Trust (07-T27-A4), 5.652%, due 06/11/42 (1)	15,386,105
10,323,922	Morgan Stanley Capital I Trust (11-C2-A1), (144A), 1.48%, due 06/15/44 (2)	10,466,351
5,905,000	Morgan Stanley Capital I Trust (11-C3-A2), 3.224%, due 07/15/49	6,376,579
3,460,000	Morgan Stanley Capital I Trust (11-C3-A4), 4.118%, due 07/15/49	3,945,203
14,895,000	RBSCF Trust (10-MB1-A2), (144A), 3.686%, due 04/15/24 (2)	15,862,818
12,820,000	TIAA Seasoned Commercial Mortgage Trust (07-C4-A3), 5.584%, due 08/15/39 (1)	13,631,570
18,290,000	Wachovia Bank Commercial Mortgage Trust (04-C12-A4), 5.307%, due 07/15/41 (1)	19,413,066
22,783,551	Wachovia Bank Commercial Mortgage Trust (05-C21-A4), 5.24%, due 10/15/44 (1)	25,330,433
31,915,000	WF-RBS Commercial Mortgage Trust (11-C5-A4), 3.667%, due 11/15/44	35,337,724
19,905,000	WF-RBS Commercial Mortgage Trust (12-C7-A2), 3.431%, due 06/15/45	21,390,809
16,275,000	WF-RBS Commercial Mortgage Trust (12-C8-A3), 3.001%, due 08/15/45	17,055,663

	Total Commercial Mortgage-Backed Securities — Non-Agency (Cost: $362,979,246)	378,452,564

	Residential Mortgage-Backed Securities — Agency (41.1%)
624,080	Federal Home Loan Mortgage Corp. (1829-ZB), 6.5%, due 03/15/26	695,405
907,742	Federal Home Loan Mortgage Corp. (2367-ZK), 6%, due 10/15/31	1,018,991
11,684,766	Federal Home Loan Mortgage Corp. (2514-PZ), 5.5%, due 10/15/32 (PAC)	12,868,290
28,954,395	Federal Home Loan Mortgage Corp. (2571-PZ), 5.5%, due 02/15/33 (PAC) (3)	32,109,972
3,622,852	Federal Home Loan Mortgage Corp. (2642-AR), 4.5%, due 07/15/23	3,877,945
3,673,404	Federal Home Loan Mortgage Corp. (2647-OV), 0.01%, due 07/15/33 (P/O)	3,481,505
757,590	Federal Home Loan Mortgage Corp. (2649-KX), 5%, due 07/15/33	761,323
10,151,099	Federal Home Loan Mortgage Corp. (2662-MT), 4.5%, due 08/15/33 (TAC)	10,629,311
7,993,965	Federal Home Loan Mortgage Corp. (2666-BD), 4.5%, due 08/15/23	8,538,344
1,858,744	Federal Home Loan Mortgage Corp. (2667-TN), 5%, due 07/15/33	1,874,559
9,681,824	Federal Home Loan Mortgage Corp. (2700-B), 4.5%, due 11/15/23	10,377,713
28,092,472	Federal Home Loan Mortgage Corp. (2752-GZ), 5%, due 02/15/34 (PAC)	32,704,054
64,522,318	Federal Home Loan Mortgage Corp. (276-30), 3%, due 09/15/42 (3)	67,315,360
22,252,023	Federal Home Loan Mortgage Corp. (2769-LB), 4%, due 03/15/19	23,373,981
309,716	Federal Home Loan Mortgage Corp. (2770-UT), 4.5%, due 03/15/19	309,527
15,000,000	Federal Home Loan Mortgage Corp. (2773-EG), 4.5%, due 04/15/19 (PAC)	15,933,246

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$3,672,179	Federal Home Loan Mortgage Corp. (2882-JH), 4.5%, due 10/15/34 (PAC)	$3,928,907
1,607,290	Federal Home Loan Mortgage Corp. (2903-PO), 0%, due 11/15/23 (P/O)	1,491,479
10,000,000	Federal Home Loan Mortgage Corp. (2999-ND), 4.5%, due 07/15/20 (PAC)	10,696,587
8,276,046	Federal Home Loan Mortgage Corp. (3014-YH), 4.5%, due 08/15/35 (TAC)	8,594,536
7,295,380	Federal Home Loan Mortgage Corp. (3045-HZ), 4.5%, due 10/15/35	8,131,880
50,000,000	Federal Home Loan Mortgage Corp. (3063-YG), 5.5%, due 11/15/35 (PAC)	58,860,575
3,781,916	Federal Home Loan Mortgage Corp. (3111-HK), 5.75%, due 02/15/36 (PAC)	3,957,892
31,161,000	Federal Home Loan Mortgage Corp. (3114-KZ), 5%, due 02/15/36	35,622,635
18,250,000	Federal Home Loan Mortgage Corp. (3146-GE), 5.5%, due 04/15/26	20,490,834
17,897,944	Federal Home Loan Mortgage Corp. (3149-OD), 0%, due 05/15/36 (P/O) (PAC)	16,152,487
8,126,935	Federal Home Loan Mortgage Corp. (3154-B), 5%, due 08/15/32	8,614,409
37,813,690	Federal Home Loan Mortgage Corp. (3315-S), 6.196%, due 05/15/37 (I/O) (I/F) (1)	4,206,773
17,714,426	Federal Home Loan Mortgage Corp. (3376-SX), 5.826%, due 10/15/37 (I/O) (I/F) (1)	2,834,308
9,481,060	Federal Home Loan Mortgage Corp. (3379-AB), 6%, due 07/15/36	9,965,871
28,629,530	Federal Home Loan Mortgage Corp. (3410-IS), 6.056%, due 02/15/38 (I/O) (I/F) (1)	4,187,346
20,804,643	Federal Home Loan Mortgage Corp. (3424-BI), 6.586%, due 04/15/38 (I/O) (I/F) (1)	3,455,495
7,964,490	Federal Home Loan Mortgage Corp. (3512-AY), 4%, due 02/15/24	8,840,188
12,072,616	Federal Home Loan Mortgage Corp. (3519-SH), 5.286%, due 07/15/37 (I/O) (I/F) (1)	1,456,588
48,391,558	Federal Home Loan Mortgage Corp. (3531-SC), 6.086%, due 05/15/39 (I/O) (I/F) (1)	6,393,918
11,515,150	Federal Home Loan Mortgage Corp. (3541-SA), 6.536%, due 06/15/39 (I/O) (I/F) (1)	1,291,562
43,038,216	Federal Home Loan Mortgage Corp. (3550-GS), 6.536%, due 07/15/39 (I/O) (I/F) (1)	6,948,770
13,147,569	Federal Home Loan Mortgage Corp. (3551-VZ), 5.5%, due 12/15/32	14,643,223
37,500,000	Federal Home Loan Mortgage Corp. (3557-NB), 4.5%, due 07/15/29 (3)	41,760,945
19,487,669	Federal Home Loan Mortgage Corp. (3557-KB), 4.5%, due 07/15/29	21,475,259
24,666,667	Federal Home Loan Mortgage Corp. (3558-KB), 4%, due 08/15/29	26,600,287
45,000,000	Federal Home Loan Mortgage Corp. (3563-BD), 4%, due 08/15/24 (3)	47,939,018
25,000,000	Federal Home Loan Mortgage Corp. (3565-XB), 4%, due 08/15/24 (3)	27,399,563
5,651,190	Federal Home Loan Mortgage Corp. (3575-D), 4.5%, due 03/15/37	6,068,204
20,115,000	Federal Home Loan Mortgage Corp. (3626-MD), 5%, due 01/15/38 (PAC) (3)	22,847,287
19,016,919	Federal Home Loan Mortgage Corp. (3645-KH), 5.5%, due 08/15/36	19,373,506
20,025,406	Federal Home Loan Mortgage Corp. (3719-PJ), 4.5%, due 09/15/40 (PAC)	22,932,014
8,813,666	Federal Home Loan Mortgage Corp. (3770-ZB), 5%, due 12/15/40	9,842,150
49,332,476	Federal Home Loan Mortgage Corp. (3788-SB), 6.266%, due 01/15/41 (I/O) (I/F) (1)	7,618,375
9,928,193	Federal Home Loan Mortgage Corp. (3885-PO), 0%, due 11/15/33 (P/O) (PAC)	9,471,517
10,470,000	Federal Home Loan Mortgage Corp. (3930-KE), 4%, due 09/15/41 (PAC)	11,695,273
19,542,764	Federal Home Loan Mortgage Corp. (4030-HS), 6.396%, due 04/15/42 (I/O) (1)	3,164,248
537,665	Federal Home Loan Mortgage Corp., Pool #1B2650, 2.58%, due 11/01/34 (1)	565,896

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$8,313	Federal Home Loan Mortgage Corp., Pool #755183, 10.046%, due 12/01/15 (1)	$8,376
89,519	Federal Home Loan Mortgage Corp., Pool #755363, 2.402%, due 09/01/30 (1)	95,186
113,702	Federal Home Loan Mortgage Corp., Pool #789924, 2.4%, due 11/01/32 (1)	124,153
6,070	Federal Home Loan Mortgage Corp., Pool #846317, 2.273%, due 08/01/26 (1)	6,365
42,459	Federal Home Loan Mortgage Corp., Pool #846510, 2.311%, due 04/01/25 (1)	45,585
85,929	Federal Home Loan Mortgage Corp., Pool #846732, 2.272%, due 01/01/30 (1)	90,750
17,040,457	Federal Home Loan Mortgage Corp., Pool #A88591, 5%, due 09/01/39	18,742,153
64,344,180	Federal Home Loan Mortgage Corp., Pool #A91162, 5%, due 02/01/40 (3)	72,540,523
19,986,809	Federal Home Loan Mortgage Corp., Pool #A92195, 5%, due 05/01/40	22,409,428
39,459,741	Federal Home Loan Mortgage Corp., Pool #A97038, 4%, due 02/01/41	43,119,016
41,146	Federal Home Loan Mortgage Corp., Pool #B15322, 5%, due 07/01/19	44,600
33,794	Federal Home Loan Mortgage Corp., Pool #B15490, 5%, due 07/01/19	36,631
121,649	Federal Home Loan Mortgage Corp., Pool #B15557, 5%, due 07/01/19	131,861
52,953	Federal Home Loan Mortgage Corp., Pool #B15802, 5%, due 07/01/19	57,398
59,100,741	Federal Home Loan Mortgage Corp., Pool #C03805, 3.5%, due 04/01/42 (3)	63,330,137
209,680	Federal Home Loan Mortgage Corp., Pool #C90552, 6%, due 06/01/22	231,776
903,746	Federal Home Loan Mortgage Corp., Pool #G01959, 5%, due 12/01/35	982,276
62,485,697	Federal Home Loan Mortgage Corp., Pool #G06173, 4%, due 11/01/40	69,423,016
1,391,824	Federal Home Loan Mortgage Corp., Pool #G11678, 4.5%, due 04/01/20 (3)	1,491,260
3,411,448	Federal Home Loan Mortgage Corp., Pool #G12635, 5.5%, due 03/01/22	3,666,098
4,292,320	Federal Home Loan Mortgage Corp., Pool #G12702, 4.5%, due 09/01/20	4,598,976
5,040,499	Federal Home Loan Mortgage Corp., Pool #G13390, 6%, due 01/01/24	5,646,706
41,283	Federal Home Loan Mortgage Corp., Pool #G30194, 6.5%, due 04/01/21	46,540
9,404,038	Federal Home Loan Mortgage Corp., Pool #G30450, 6%, due 01/01/29	10,358,303
9,616,824	Federal Home Loan Mortgage Corp., Pool #G30452, 6%, due 10/01/28	10,592,681
14,328,024	Federal Home Loan Mortgage Corp., Pool #G30454, 5%, due 05/01/29	15,601,203
935,227	Federal Home Loan Mortgage Corp., Pool #H82001, 5.5%, due 07/01/37	1,009,680
41,509,778	Federal Home Loan Mortgage Corp., Pool #J13884, 3.5%, due 12/01/25	44,436,448
11,135,243	Federal Home Loan Mortgage Corp., Pool #N70081, 5.5%, due 07/01/38	12,117,661
14,985,376	Federal Home Loan Mortgage Corp., Pool #P51350, 5%, due 03/01/36	16,195,210
69,366,955	Federal Home Loan Mortgage Corp., Pool #Q09896, 3.5%, due 08/01/42 (3)	73,849,670
70,953,794	Federal Home Loan Mortgage Corp. (277-30), 3%, due 09/15/42	74,197,340
22,329,065	Federal Home Loan Mortgage Corp. (R002-ZA), 5.5%, due 06/15/35 (3)	24,965,238
51,555,000	Federal Home Loan Mortgage Corp. TBA, 2.5% (4)	53,842,753
894,331	Federal National Mortgage Association (01-40-Z), 6%, due 08/25/31	986,705
6,932,542	Federal National Mortgage Association (03-112-AN), 4%, due 11/25/18	7,284,170
3,410,763	Federal National Mortgage Association (03-117-TG), 4.75%, due 08/25/33 (PAC)	3,704,191
13,516,241	Federal National Mortgage Association (03-54-PG), 5.5%, due 09/25/32 (PAC)	13,867,210
2,113,158	Federal National Mortgage Association (04-52-SW), 6.889%, due 07/25/34 (I/O) (I/F) (1)	403,539
7,963,318	Federal National Mortgage Association (04-65-LT), 4.5%, due 08/25/24	8,539,599
8,000,000	Federal National Mortgage Association (04-68-LC), 5%, due 09/25/29	8,582,448
31,243,000	Federal National Mortgage Association (05-117-LC), 5.5%, due 11/25/35 (PAC)	33,862,043
1,126,788	Federal National Mortgage Association (05-74-CP), 23.977%, due 05/25/35 (I/F) (PAC) (1)	1,877,829

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$16,790,846	Federal National Mortgage Association (07-20-SI), 6.239%, due 03/25/37 (I/O) (I/F) (1)	$2,031,558
16,477,211	Federal National Mortgage Association (07-21-SE), 6.229%, due 03/25/37 (I/O) (I/F) (1)	2,147,526
22,685,760	Federal National Mortgage Association (07-56-SG), 6.199%, due 06/25/37 (I/O) (I/F)(1)	3,042,882
46,144,512	Federal National Mortgage Association (07-58-SV), 6.539%, due 06/25/37 (I/O) (I/F) (1)	5,869,005
5,600,538	Federal National Mortgage Association (07-61-AB), 6%, due 01/25/36	5,776,883
2,370,634	Federal National Mortgage Association (07-64-AN), 6%, due 09/25/36	2,466,097
10,160,200	Federal National Mortgage Association (07-65-S), 6.389%, due 07/25/37 (I/O) (I/F) (1)	1,344,341
18,391,591	Federal National Mortgage Association (07-74-AC), 5%, due 08/25/37	19,977,217
3,287,218	Federal National Mortgage Association (07-88-FY), 0.67%, due 09/25/37 (1)	3,293,754
41,217,673	Federal National Mortgage Association (07-103-AI), 6.289%, due 03/25/37 (I/O) (I/F) (1)	6,384,168
30,287,992	Federal National Mortgage Association (07-B2-ZA), 5.5%, due 06/25/37	35,207,216
42,407,679	Federal National Mortgage Association (08-1-AI), 6.039%, due 05/25/37 (I/O) (I/F) (1)	6,959,422
25,556,337	Federal National Mortgage Association (08-13-SB), 6.029%, due 03/25/38 (I/O) (I/F) (1)	4,266,774
35,407,197	Federal National Mortgage Association (08-23-SB), 6.639%, due 04/25/38 (I/O) (I/F) (1)	5,936,077
8,690,804	Federal National Mortgage Association (08-35-SD), 6.239%, due 05/25/38 (I/O) (I/F) (1)	1,037,224
53,467,459	Federal National Mortgage Association (08-66-SG), 5.859%, due 08/25/38 (I/O) (I/F) (1)	6,982,850
28,649,456	Federal National Mortgage Association (08-68-SA), 5.759%, due 08/25/38 (I/O) (I/F) (1)	3,943,689
8,153,639	Federal National Mortgage Association (09-26-KB), 4%, due 04/25/24	8,904,907
27,568,010	Federal National Mortgage Association (09-3-SH), 5.239%, due 06/25/37 (I/O) (I/F) (1)	2,968,231
8,681,789	Federal National Mortgage Association (09-47-SV), 6.539%, due 07/25/39 (I/O) (I/F) (1)	1,098,502
27,697,310	Federal National Mortgage Association (09-51-SA), 6.539%, due 07/25/39 (I/O) (I/F) (1)	4,669,593
12,858,074	Federal National Mortgage Association (09-6-SD), 5.339%, due 02/25/39 (I/O) (I/F) (1)	1,442,518
19,700,000	Federal National Mortgage Association (09-68-KB), 4%, due 09/25/24	20,979,407
26,860,368	Federal National Mortgage Association (09-71-LB), 4%, due 09/25/29	29,176,108
34,000,000	Federal National Mortgage Association (09-72-AC), 4%, due 09/25/29	37,102,534
7,433,355	Federal National Mortgage Association (09-72-JS), 7.039%, due 09/25/39 (I/O) (I/F) (1)	873,048
54,724,751	Federal National Mortgage Association (09-89-BZ), 4.5%, due 11/25/39 (3)	60,337,814
39,522,320	Federal National Mortgage Association (09-91-DZ), 4.5%, due 11/25/39 (3)	43,612,801

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$20,937,000	Federal National Mortgage Association (10-136-CX), 4%, due 08/25/39 (PAC)	$23,726,562
52,419,683	Federal National Mortgage Association (10-99-NI), 6%, due 09/25/40 (I/O)	6,370,323
33,379,779	Federal National Mortgage Association (11-51-TC), 5.5%, due 06/25/41 (I/F) (1)	37,239,316
101,337	Federal National Mortgage Association (G92-29-J), 8%, due 07/25/22	115,775
258,105	Federal National Mortgage Association (93-202-SZ), 10%, due 11/25/23 (I/F) (PAC) (1)	273,784
1,525,782	Federal National Mortgage Association (95-21-C), 0%, due 05/25/24 (P/O)	1,419,971
50,000,000	Federal National Mortgage Association (11-111-DB), 4%, due 11/25/41 (3)	55,797,900
35,384	Federal National Mortgage Association, Pool #124410, 2.213%, due 07/01/22 (1)	36,988
238,937	Federal National Mortgage Association, Pool #254442, 5.5%, due 09/01/17	257,513
630,885	Federal National Mortgage Association, Pool #254634, 5.5%, due 02/01/23	695,945
10,096,023	Federal National Mortgage Association, Pool #257536, 5%, due 01/01/29 (3)	11,037,514
8,402,978	Federal National Mortgage Association, Pool #310033, 6%, due 07/01/47	9,238,641
45,067	Federal National Mortgage Association, Pool #348025, 2.17%, due 06/01/26 (1)	46,870
20,486,865	Federal National Mortgage Association, Pool #555424, 5.5%, due 05/01/33	22,736,088
2,170,854	Federal National Mortgage Association, Pool #555811, 4%, due 10/01/18	2,321,858
139,941	Federal National Mortgage Association, Pool #655819, 2.199%, due 08/01/32 (1)	143,043
75,464	Federal National Mortgage Association, Pool #661856, 2.678%, due 10/01/32 (1)	75,375
688,167	Federal National Mortgage Association, Pool #671133, 5.376%, due 02/01/33 (1)	730,666
260,230	Federal National Mortgage Association, Pool #672272, 2.473%, due 12/01/32 (1)	277,093
531,510	Federal National Mortgage Association, Pool #676766, 2.462%, due 01/01/33 (1)	565,685
362,437	Federal National Mortgage Association, Pool #687847, 2.62%, due 02/01/33 (1)	386,571
1,174,246	Federal National Mortgage Association, Pool #692104, 5.077%, due 02/01/33 (1)	1,245,081
790,017	Federal National Mortgage Association, Pool #699866, 2.66%, due 04/01/33 (1)	841,777
446,463	Federal National Mortgage Association, Pool #704454, 2.688%, due 05/01/33 (1)	478,201
749,477	Federal National Mortgage Association, Pool #708820, 4.49%, due 06/01/33 (1)	800,358
1,131,596	Federal National Mortgage Association, Pool #725275, 4%, due 03/01/19	1,211,601
404,304	Federal National Mortgage Association, Pool #728824, 2.691%, due 07/01/33 (1)	432,724
2,143,066	Federal National Mortgage Association, Pool #734384, 5.5%, due 07/01/33	2,331,441
70,320	Federal National Mortgage Association, Pool #785677, 5%, due 07/01/19	76,830
932,178	Federal National Mortgage Association, Pool #821915, 2.332%, due 06/01/35 (1)	990,631
3,350,042	Federal National Mortgage Association, Pool #888593, 7%, due 06/01/37	3,825,579
8,307,183	Federal National Mortgage Association, Pool #934103, 5%, due 07/01/38	8,980,614
12,585,250	Federal National Mortgage Association, Pool #957876, 4.584%, due 05/01/18 (1)	13,129,441
9,634,391	Federal National Mortgage Association, Pool #979563, 5%, due 04/01/28	10,593,048
3,804,961	Federal National Mortgage Association, Pool #995040, 5%, due 06/01/23	4,134,022
15,310,539	Federal National Mortgage Association, Pool #995425, 6%, due 01/01/24	17,112,515
12,960,708	Federal National Mortgage Association, Pool #995573, 6%, due 01/01/49	14,209,485
23,607,868	Federal National Mortgage Association, Pool #995953, 6%, due 11/01/28 (3)	26,199,742
15,166,855	Federal National Mortgage Association, Pool #995954, 6%, due 03/01/29	16,832,002
11,496,059	Federal National Mortgage Association, Pool #AA3303, 5.5%, due 06/01/38	12,516,334
85,822,495	Federal National Mortgage Association, Pool #AB1617, 4%, due 10/01/40	95,454,646
73,775,324	Federal National Mortgage Association, Pool #AB4044, 3.5%, due 12/01/41 (3)	79,190,315
34,416,015	Federal National Mortgage Association, Pool #AB6210, 3%, due 09/01/42	36,161,491
15,287,319	Federal National Mortgage Association, Pool #AC1602, 4.5%, due 09/01/29	16,791,321

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Agency (Continued)
$37,866,615	Federal National Mortgage Association, Pool #AE0588, 6%, due 08/01/37	$43,017,934
47,166,252	Federal National Mortgage Association, Pool #AL0851, 6%, due 10/01/40 (3)	52,342,994
32,768,755	Federal National Mortgage Association, Pool #AL1594, 6%, due 07/01/40	36,365,296
44,134,317	Federal National Mortgage Association, Pool #AO3261, 3%, due 10/01/27	46,649,628
27,687,020	Federal National Mortgage Association, Pool #MA0171, 4.5%, due 09/01/29 (3)	29,898,736
20,642,018	Federal National Mortgage Association, Pool #MA0843, 4.5%, due 09/01/41	22,376,099
61,338,247	Federal National Mortgage Association, Pool #MA1241, 2.5%, due 11/01/22 (5)	64,340,466
188,150,000	Federal National Mortgage Association TBA, 3% (4)	197,292,923
210,000,000	Federal National Mortgage Association TBA, 2.5% (4)	219,778,125
119,000,000	Federal National Mortgage Association TBA, 3% (4)	124,503,756
61,198,722	Government National Mortgage Association (10-116-MP), 3.5%, due 09/16/40 (PAC) (3)	65,547,179
2,163,211	Government National Mortgage Association (03-42-SH), 6.339%, due 05/20/33 (I/O) (I/F) (1)	377,069
50,209,770	Government National Mortgage Association (10-20-SE), 6.039%, due 02/20/40 (I/O) (1)	8,714,332
15,214,700	Government National Mortgage Association (11-70-BO), 0%, due 05/20/41 (P/O)	10,650,290
38,910,997	Government National Mortgage Association, Pool #782902, 4.5%, due 02/15/40	43,589,437
699,776	Government National Mortgage Association II, Pool #80963, 1.75%, due 07/20/34 (1)	733,673
106,747	Government National Mortgage Association II, Pool #631700, 7%, due 09/20/34	121,063
56,500,000	Government National Mortgage Association II TBA, 3% (4)	60,132,775

	Total Residential Mortgage-Backed Securities — Agency (Cost: $3,112,781,614)	3,359,828,663

	Residential Mortgage-Backed Securities — Non-Agency (33.6%)
15,584,376	Accredited Mortgage Loan Trust (05-3-A2D), 0.58%, due 09/25/35 (1)	15,395,259
52,268,000	Accredited Mortgage Loan Trust (06-1-A4), 0.49%, due 04/25/36 (1)	30,165,441
11,900,000	ACE Securities Corp. (06-ASP1-A2D), 0.52%, due 12/25/35 (1)	9,827,667
24,790,573	ACE Securities Corp. (07-ASP1-A2C), 0.47%, due 03/25/37 (1)	12,865,068
13,324,669	ACE Securities Corp. (07-ASP1-A2D), 0.59%, due 03/25/37 (1)	7,001,328
4,056,452	Adjustable Rate Mortgage Trust (04-5-3A1), 2.794%, due 04/25/35 (1)	4,054,894
56,143,086	American Home Mortgage Assets (07-1-A1), 0.853%, due 02/25/47 (1)	31,303,010
23,002,000	Ameriquest Mortgage Securities, Inc. (05-R10-A2C), 0.54%, due 01/25/36 (1)	21,617,464
10,275,000	Asset-Backed Funding Certificates (05-HE2-M2), 0.71%, due 06/25/35 (1)	9,699,446
6,040,775	Asset-Backed Securities Corp. Home Equity (05-HE5-M2), 0.65%, due 06/25/35 (1)	5,999,661
47,674,487	Asset-Backed Securities Corp. Home Equity (06-HE7-A4), 0.35%, due 11/25/36 (1)	24,723,751
52,114,000	Asset-Backed Securities Corp. Home Equity (07-HE1-A4), 0.35%, due 12/25/36 (1)	27,856,965
1,008,766	Banc of America Funding Corp. (04-B-3A1), 2.964%, due 12/20/34 (1)	610,827
286,533	Banc of America Funding Corp. (06-D-2A1), 2.998%, due 05/20/36 (1)(6)	195,782
5,760,848	Banc of America Funding Corp. (06-D-3A1), 3.1%, due 05/20/36 (1)	4,707,229
16,892,920	Banc of America Funding Corp. (06-G-2A3), 0.38%, due 07/20/36 (1)	16,679,985
1,884,680	Banc of America Funding Corp. (10-R9-3A1), (144A), 5.5%, due 12/26/35 (2)	1,944,527
1,497,693	BCAP LLC Trust (06-RR1-PC), 5%, due 11/25/36	1,498,359
1,108,687	BCAP LLC Trust (09-RR1-21A1), (144A), 2.625%, due 11/26/34 (1)(2)	1,122,376
3,991,548	BCAP LLC Trust (09-RR1-22A1), (144A), 2.626%, due 05/26/35 (1)(2)	4,052,898

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$2,412,209	BCAP LLC Trust (09-RR1-23A1), (144A), 2.625%, due 05/26/35 (1)(2)	$2,459,025
2,107,720	BCAP LLC Trust (10-RR8-1A1), (144A), 5.346%, due 08/26/35 (1)(2)	2,127,124
2,822,806	BCAP LLC Trust (10-RR8-3A1), (144A), 3%, due 05/26/35 (1)(2)	2,823,339
3,768,709	BCAP LLC Trust (11-RR1-8A1), (144A), 3.25%, due 08/28/21 (1)(2)	3,777,882
8,973,255	BCAP LLC Trust (11-RR2-3A6), (144A), 3.093%, due 11/21/35 (1)(2)	8,366,197
1,738,275	BCAP LLC Trust (11-RR3-1A5), (144A), 3.083%, due 05/27/37 (1)(2)	1,696,232
2,258,527	BCAP LLC Trust (11-RR3-5A3), (144A), 5.094%, due 11/27/37 (1)(2)	2,144,363
9,183,204	BCAP LLC Trust (11-RR4-1A3), (144A), 3.086%, due 03/26/36 (1)(2)	8,763,220
8,384,069	BCAP LLC Trust (11-RR4-2A3), (144A), 1%, due 06/26/47 (1)(2)	8,206,981
14,477,918	BCAP LLC Trust (11-RR4-3A3), (144A), 5.369%, due 07/26/36 (1)(2)	13,138,769
15,782,254	BCAP LLC Trust (11-RR5-1A3), (144A), 2.84%, due 03/26/37 (1)(2)	14,750,864
4,149,530	BCAP LLC Trust (11-RR5-2A3), (144A), 3.05%, due 06/26/37 (1)(2)	4,112,225
16,455,763	BCAP LLC Trust (12-RR7-1A1), 0.44%, due 08/26/36	15,630,096
18,310,750	BCAP LLC Trust (12-RR7-4A3), 0.44%, due 02/26/37	17,168,123
7,587,000	BCAP LLC Trust (12-RR8-5A3), (144A), 0.515%, due 05/26/37 (1)(2)	7,280,412
12,888,550	BCAP LLC Trust (12-RR9-1A1), (144A), 0.39%, due 07/26/35 (1)(2)	12,129,814
20,889,000	BCAP LLC Trust (12-RR9-1A1), 2.888%, due 08/26/36	19,948,903
2,201,882	Bear Stearns Adjustable Rate Mortgage Trust (04-12-1A1), 2.825%, due 02/25/35 (1)	1,710,587
6,758,492	Bear Stearns Adjustable Rate Mortgage Trust (06-2-2A1), 3.018%, due 07/25/36 (1)(6)	4,620,463
3,965,295	Bear Stearns Alt-A Trust (04-13-A1), 0.95%, due 11/25/34 (1)	3,857,375
13,037	Bear Stearns Alt-A Trust (05-2-2A4), 2.891%, due 04/25/35 (1)	10,610
1,990,249	Bear Stearns Alt-A Trust (06-3-1A1), 0.59%, due 05/25/36 (1)(6)	1,108,606
1,309,866	Bear Stearns Alt-A Trust (06-4-32A1), 2.968%, due 07/25/36 (1)(6)	576,619
3,610,367	Bear Stearns Alt-A Trust (06-8-1A1), 0.37%, due 06/25/46 (1)(6)	1,788,478
1,202,358	Bear Stearns Mortgage Funding Trust (06-AR3-1A1), 0.39%, due 10/25/36 (1)	685,442
4,959,627	Bear Stearns Mortgage Funding Trust (07-AR4-1A1), 0.41%, due 09/25/47 (1)	3,418,550
18,387,335	BNC Mortgage Loan Trust (07-2-A2), 0.31%, due 05/25/37 (1)	17,791,414
11,859,014	Carrington Mortgage Loan Trust (05-NC5-A2), 0.53%, due 10/25/35 (1)	11,767,988
16,507,175	Carrington Mortgage Loan Trust (05-NC5-A3), 0.63%, due 10/25/35 (1)	14,959,660
49,000,000	Carrington Mortgage Loan Trust (07-RFC1-A2), 0.31%, due 12/25/36 (1)	26,940,288
9,150,000	Centex Home Equity (05-D-M1), 0.64%, due 10/25/35 (1)	8,715,759
2,567,755	Chase Mortgage Finance Corp. (06-A1-2A1), 5.469%, due 09/25/36 (1)(6)	2,197,703
6,360,948	Chaseflex Trust (05-1-1A5), 6.5%, due 02/25/35	5,912,387
24,227,000	Chaseflex Trust (06-1-A3), 6.229%, due 06/25/36 (1)	23,311,534
3,430,950	Citicorp Mortgage Securities, Inc. (07-4-3A1), 5.5%, due 05/25/37	3,325,061
12,984,210	Citicorp Residential Mortgage Securities, Inc. (06-2-A4), 5.775%, due 09/25/36 (1)	13,781,524
19,559,000	Citigroup Mortgage Loan Trust, (144A), 2.457%, due 12/25/35 (2)	19,436,756
29,097,969	Citigroup Mortgage Loan Trust (06-AR9-1A2), 0.38%, due 11/25/36 (1)	27,583,711
7,874,787	Citigroup Mortgage Loan Trust (09-4-11A1), (144A), 0.66%, due 10/25/36 (1)(2)	7,665,375
4,115,178	Citigroup Mortgage Loan Trust (09-5-7A1), (144A), 0.56%, due 07/25/36 (1)(2)	3,751,208
3,186,296	Citigroup Mortgage Loan Trust (10-12-1A1), (144A), 2.653%, due 09/25/37 (1)(2)	3,246,663
7,776,066	Citigroup Mortgage Loan Trust (10-4-4A5), (144A), 5%, due 10/25/35 (2)	8,282,854
8,052,714	Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A), 0.36%, due 08/25/36 (1)	7,114,621

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$12,012,920	Citigroup Mortgage Loan Trust, Inc. (06-WFH3-A3), 0.36%, due 10/25/36 (1)	$11,788,087
8,027,549	Citigroup Mortgage Loan Trust, Inc. (07-12-2A1), (144A), 6.5%, due 10/25/36 (2)(6)	5,599,130
11,896,334	Citigroup Mortgage Loan Trust, Inc. (07-WFH2-A2), 0.36%, due 03/25/37 (1)	11,852,543
8,541,576	Citigroup Mortgage Loan Trust, Inc. (08-AR4-1A1A), (144A), 3.032%, due 11/25/38 (1)(2)	8,723,186
2,418,124	Citigroup Mortgage Loan Trust, Inc. (10-6-3A1), (144A), 2.613%, due 07/25/36 (1)(2)	2,446,757
11,438,007	Citigroup Mortgage Loan Trust, Inc. (11-3-1A6), (144A), 0.29%, due 02/25/47 (1)(2)	10,917,379
10,950,138	Citigroup Mortgage Loan Trust, Inc. (12-8-4A1), (144A), 0.35%, due 01/25/37 (1)(2)	9,914,457
3,847,292	CitiMortgage Alternative Loan Trust (05-A1-2A1), 5%, due 07/25/20	3,889,731
7,366,301	Conseco Financial Corp. (99-2-A7), 6.44%, due 12/01/30	7,366,650
3,242,099	Countrywide Alternative Loan Trust (05-20CB-4A1), 5.25%, due 07/25/20	3,203,272
704,648	Countrywide Alternative Loan Trust (05-84-1A1), 2.998%, due 02/25/36 (1)(6)	406,096
3,817,712	Countrywide Alternative Loan Trust (05-J1-2A1), 5.5%, due 02/25/25	3,870,045
1,748,532	Countrywide Alternative Loan Trust (05-J5-1A1), 0.51%, due 05/25/35 (1)	1,634,088
478,558	Countrywide Alternative Loan Trust (06-20CB-A7), 5.289%, due 07/25/36 (1)	86,803
6,430,696	Countrywide Alternative Loan Trust (06-J3-3A1), 5.5%, due 04/25/21 (6)	6,453,988
7,146,597	Countrywide Alternative Loan Trust (07- HY5R-2A1A), 5.398%, due 03/25/47 (1)	6,867,494
2,972,130	Countrywide Asset-Backed Certificates (05-1-MV2), 0.65%, due 07/25/35 (1)	2,968,677
27,039	Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1), 3.144%, due 09/25/47 (1)	20,081
85,409	Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1), 3.284%, due 03/25/37 (1)	51,187
76,338	Countrywide Home Loans Mortgage Pass-Through Trust (03-J4-1A1), 4.5%, due 06/25/33 (PAC)	76,225
40,820,788	Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3), 5.5%, due 08/25/34	40,977,417
25,614,767	Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1), 0.51%, due 05/25/35 (1)	19,853,417
2,857,230	Credit Suisse Commercial Mortgage Trust (10-12R-8A1), (144A), 4%, due 11/26/35 (1)(2)	2,917,532
1,356,341	Credit Suisse Commercial Mortgage Trust (10-15R-1A1), (144A), 2%, due 09/26/36 (2)	1,377,926
3,708,192	Credit Suisse Commercial Mortgage Trust (10-16-A1), (144A), 3%, due 06/25/50 (1)(2)	3,739,404
7,764,432	Credit Suisse Commercial Mortgage Trust (10-1R-8A1), (144A), 3.116%, due 05/27/47 (1)(2)	7,984,810
289,086	Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA), 5.75%, due 04/22/33	302,873
13,691,373	Credit Suisse First Boston Mortgage Securities Corp. (05-11-8A9), 5.25%, due 12/25/35	13,700,040
16,004,597	Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1), 6.5%, due 01/25/36 (6)	11,200,193
16,783,927	Credit Suisse Mortgage Capital Certificates (06-9-5A1), 5.5%, due 11/25/36 (6)	15,558,952
32,815,986	Credit Suisse Mortgage Capital Certificates (07-2-3A4), 5.5%, due 03/25/37	30,731,449

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$6,282,917	Credit Suisse Mortgage Capital Certificates (10-1R-7A1), (144A), 2.929%, due 07/27/36 (1)(2)	$6,259,368
5,855,766	Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2), 4.288%, due 01/25/36 (1)	3,494,975
16,271,080	Credit-Based Asset Servicing and Securitization LLC (06-CB6-A1), 0.29%, due 07/25/36 (1)	8,566,968
31,942,090	Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4), 0.37%, due 10/25/36 (1)	14,353,370
25,422,489	Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4), 0.44%, due 11/25/36 (1)	11,554,132
2,786,851	Credit-Based Asset Servicing and Securitization LLC (07-CB4-A2A), 5.267%, due 04/25/37 (1)	2,748,933
17,101,707	CSAB Mortgage Backed Trust (06-2-A6A), 5.72%, due 09/25/36 (1)	12,666,109
1,066,405	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6), 0.4%, due 02/25/37 (1)	620,204
1,083,708	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (07-AR1-A2), 0.39%, due 01/25/47 (1)(6)	495,745
2,294,366	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (07-OA3-A1), 0.35%, due 07/25/47 (1)	1,684,266
4,155,655	Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (07-OA4-1A1A), 0.4%, due 08/25/47 (1)	2,931,549
3,607,466	DSLA Mortgage Loan Trust (05-AR6-2A1A), 0.501%, due 10/19/45 (1)	2,811,517
21,678,887	DSLA Mortgage Loan Trust (06-AR2-2A1A), 0.411%, due 10/19/36 (1)	16,339,551
7,643,158	Fieldstone Mortgage Investment Corp. (07-1-2A2), 0.48%, due 04/25/47 (1)	3,947,110
40,082,103	First Franklin Mortgage Loan Asset-Backed Certificates (05-FF10-A4), 0.53%, due 11/25/35 (1)	38,403,589
34,265,295	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF13-A2D), 0.45%, due 10/25/36 (1)	16,545,991
46,145,000	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C), 0.37%, due 12/25/37 (1)	24,195,669
27,079,000	First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D), 0.42%, due 12/25/37 (1)	14,244,664
9,394,837	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C), 0.35%, due 01/25/38 (1)	4,934,240
15,278,971	First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D), 0.43%, due 01/25/38 (1)	8,245,297
15,007,692	Fremont Home Loan Trust (05-E-2A4), 0.54%, due 01/25/36 (1)	7,841,174
19,183,663	Fremont Home Loan Trust (06-1-2A3), 0.39%, due 04/25/36 (1)	15,193,634
42,692,000	Fremont Home Loan Trust (06-2-2A3), 0.38%, due 02/25/36 (1)	24,022,361
1,173,936	Greenpoint Mortgage Funding Trust (05-AR3-1A1), 0.45%, due 08/25/45 (1)	795,006
4,212,893	Greenpoint Mortgage Funding Trust (07-AR1-1A1A), 0.29%, due 02/25/47 (1)(6)	3,709,465
2,916,600	GS Mortgage Securities Corp. (09-1R-3A1), (144A), 2.668%, due 11/25/35 (1)(2)	2,957,471
69,566	GSAA Home Equity Trust (07-10-A2A), 6.5%, due 11/25/37	48,957
27,248,795	GSAA Home Equity Trust (07-6-1A2), 0.43%, due 05/25/47 (1)	17,331,814
3,852,075	GSAMP Trust (05-HE1-M1), 0.96%, due 12/25/34 (1)	3,755,307

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$12,233,883	GSR Mortgage Loan Trust (05-4F-4A3), 5.5%, due 05/25/35	$12,646,875
38,302,382	GSR Mortgage Loan Trust (07-3F-3A7), 6%, due 05/25/37	37,941,267
77,634	GSR Mortgage Loan Trust (07-AR2-2A1), 2.781%, due 05/25/47 (1)	63,491
1,164,429	Harborview Mortgage Loan Trust (05-9-2A1A), 0.55%, due 06/20/35 (1)	1,030,587
49,991,760	Harborview Mortgage Loan Trust (06-8-2A1A), 0.4%, due 07/21/36 (1)	36,244,026
19,896,731	Home Equity Asset Trust (05-8-2A4), 0.57%, due 02/25/36 (1)	19,219,957
2,745,408	Homestar Mortgage Acceptance Corp. (04-5-A1), 0.66%, due 10/25/34 (1)	2,653,497
31,575,595	Household Home Equity Loan Trust (06-2-A1), 0.36%, due 03/20/36 (1)	30,731,453
1,942,734	Household Home Equity Loan Trust USA (06-1-A2), 0.39%, due 01/20/36 (1)	1,855,695
8,025,164	HSBC Asset Loan Obligation (07-AR1-2A1), 2.965%, due 01/25/37 (1)(6)	5,294,450
20,000,000	HSBC Home Equity Loan Trust (06-4-M1), 0.47%, due 03/20/36 (1)	16,405,880
22,355,538	HSBC Home Equity Loan Trust (07-3-APT), 1.41%, due 11/20/36 (1)	21,989,935
3,360,326	HSI Asset Loan Obligation Trust (07-2-2A12), 6%, due 09/25/37	3,248,929
26,968,603	HSI Asset Securitization Corp. Trust (06-NC1-2A), 0.43%, due 11/25/35 (1)	15,137,895
23,924	Impac CMB Trust (04-5-1A1), 0.93%, due 10/25/34 (1)	22,043
160,498	Impac CMB Trust (05-1-1A1), 0.73%, due 04/25/35 (1)	143,371
2,697,811	Indymac Index Mortgage Loan Trust (04-AR9-4A), 2.723%, due 11/25/34 (1)	2,087,984
14,567,381	Indymac Index Mortgage Loan Trust (05-AR23-6A1), 4.947%, due 11/25/35 (1)(6)	11,348,265
10,991,425	Indymac Index Mortgage Loan Trust (05-AR7-2A1), 2.491%, due 06/25/35 (1)	8,573,861
9,091,008	Indymac Index Mortgage Loan Trust (06-AR19-4A1), 4.373%, due 08/25/36 (1)(6)	5,855,836
18,725,716	Indymac Index Mortgage Loan Trust (06-AR39-A1), 0.39%, due 02/25/37 (1)(6)	12,657,329
13,282,182	Indymac Index Mortgage Loan Trust (06-AR8-A3A), 0.44%, due 07/25/46 (1)(6)	9,215,749
46,049	Indymac Index Mortgage Loan Trust (07-AR11-1A1), 2.74%, due 06/25/37 (1)(6)	29,115
18,028,426	Indymac Index Mortgage Loan Trust (07-AR13-4A1), 6.449%, due 07/25/37 (1)(6)	9,849,200
30,821,295	Indymac Index Mortgage Loan Trust (07-AR5-2A1), 2.978%, due 05/25/37 (1)(6)	20,891,814
8,769,000	Indymac Index Mortgage Loan Trust (07-AR7-1A1), 3.444%, due 11/25/37 (1)	7,747,622
1,730,824	Jefferies & Co., Inc. (09-R3-1A1), (144A), 3.826%, due 12/26/35 (1)(2)	1,775,159
7,383,716	Jefferies & Co., Inc. (11-R1-2A1), (144A), 0.356%, due 08/26/47 (1)(2)	7,341,045
18,080,484	JPMorgan Alternative Loan Trust (06-A2-5A1), 5.44%, due 05/25/36 (1)(6)	13,297,780
28,522,359	JPMorgan Alternative Loan Trust (06-A4-A8), 6.2%, due 09/25/36 (1)	25,706,631
10,143,000	JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4), 5.763%, due 10/25/36 (1)	6,329,354
28,570,000	JPMorgan Mortgage Acquisition Corp. (07-CH4-A4), 0.37%, due 01/25/36 (1)	16,712,907
1,169,303	JPMorgan Mortgage Trust (05-A6-7A1), 3.028%, due 08/25/35 (1)(6)	1,015,425
1,786,356	JPMorgan Mortgage Trust (06-A4-1A4), 3.019%, due 06/25/36 (1)	1,455,546
67,892	JPMorgan Mortgage Trust (06-A7-2A4R), 2.845%, due 01/25/37 (1)	53,701
3,691,515	JPMorgan Mortgage Trust (06-S2-2A2), 5.875%, due 06/25/21	3,581,903
17,099,717	JPMorgan REREMIC (12-3-A3), (144A), 0.384%, due 11/26/36 (1)(2)	16,259,411
3,193,059	JPMorgan Resecuritization Trust Series (10-5-1A1), (144A), 4.5%, due 04/26/37 (1)(2)	3,231,216
2,347,215	JPMorgan Resecuritization Trust Series (10-5-3A1), (144A), 2.763%, due 08/26/36 (1)(2)	2,409,322
457,454	Lehman Mortgage Trust (05-1-4A3), 0.56%, due 11/25/35 (1)	449,966
166,347	Lehman Mortgage Trust (05-1-4A4), 19.083%, due 11/25/35 (I/F) (1)(7)	183,916
3,088,097	Lehman Mortgage Trust (05-1-6A1), 5%, due 11/25/20	2,996,656
9,238,974	Lehman Mortgage Trust (07-10-4A1), 6%, due 01/25/27 (6)	8,615,648

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$45,804	Lehman XS Trust (05-5N-1A1), 0.51%, due 11/25/35 (1)	$35,373
78,999	Lehman XS Trust (06-10N-1A3A), 0.42%, due 07/25/46 (1)(6)	49,516
11,432,026	Lehman XS Trust (06-12N-A31A), 0.41%, due 08/25/46 (1)(6)	6,371,640
17,266,410	Lehman XS Trust (06-13-1A2), 0.38%, due 09/25/36 (1)(6)	13,247,084
17,940,206	Lehman XS Trust (06-19-A2), 0.38%, due 12/25/36 (1)(6)	13,106,020
7,161,307	Lehman XS Trust (06-20-A2), 0.38%, due 01/25/37 (1)	5,074,051
39,892,533	Lehman XS Trust (06-9-A1B), 0.16%, due 05/25/46 (1)(6)	30,550,540
31,885,159	Lehman XS Trust (06-GP1-A2A), 0.38%, due 05/25/46 (1)(6)	30,091,300
23,655,537	Lehman XS Trust (06-GP4-3A2A), 0.37%, due 08/25/46 (1)(6)	20,504,147
949,798	Lehman XS Trust (07-10H-2A2), 7.5%, due 07/25/37 (6)	598,460
8,244,064	Lehman XS Trust (07-14H-A211), 0.731%, due 07/25/47 (1)(6)	4,218,508
3,483,300	Lehman XS Trust (07-4N-1A1), 0.34%, due 03/25/47 (1)(6)	3,031,606
5,291,440	Long Beach Mortgage Loan Trust (05-WL3-2A3), 0.54%, due 11/25/35 (1)	5,275,444
12,591,242	Long Beach Mortgage Loan Trust (06-WL1-1A3), 0.54%, due 01/25/46 (1)	6,044,690
13,175,000	Long Beach Mortgage Loan Trust (06-WL1-2A4), 0.55%, due 01/25/46 (1)	6,275,097
698,757	Luminent Mortgage Trust (07-2-1A1), 0.32%, due 05/25/37 (1)	697,391
14,319,024	Luminent Mortgage Trust (07-2-1A3), 0.43%, due 05/25/37 (1)	11,651,748
899,666	MASTR Adjustable Rate Mortgages Trust (07-2-A2), 0.32%, due 03/25/47 (1)	856,241
10,697,340	MASTR Alternative Loans Trust (05-4-1A1), 6.5%, due 05/25/35	10,948,824
95,888	MASTR Alternative Loans Trust (06-2-2A1), 0.61%, due 03/25/36 (1)(6)	16,401
34,190,677	MASTR Asset Backed Securities Trust (06-HE5-A3), 0.37%, due 11/25/36 (1)	17,716,310
648,321	MASTR Asset Securitization Trust (03-8-1A1), 5.5%, due 09/25/33	659,665
22,288	MASTR Seasoned Securitization Trust (04-1-4A1), 2.85%, due 10/25/32 (1)	21,388
1,708,830	Merrill Lynch Alternative Note Asset (07-A1-A3), 0.37%, due 01/25/37 (1)	609,996
13,149,957	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B), 0.38%, due 04/25/37 (1)	6,622,226
46,019,295	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C), 0.46%, due 04/25/37 (1)	23,410,936
11,341,718	Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D), 0.55%, due 04/25/37 (1)	5,835,189
7,296,569	Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B), 0.34%, due 06/25/37 (1)	5,309,461
60,110,000	Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3), 0.37%, due 07/25/37 (1)	29,896,911
6,081,332	Merrill Lynch Mortgage Backed Securities Trust (07-2-1A1), 2.548%, due 08/25/36 (1)	4,911,326
5,479,523	Mid-State Trust (05-1-A), 5.745%, due 01/15/40	5,797,566
6,866,711	Morgan Stanley ABS Capital I (04-NC8-M2), 0.85%, due 09/25/34 (1)	6,500,523
13,500,000	Morgan Stanley ABS Capital I (05-HE5-M1), 0.63%, due 09/25/35 (1)	13,109,729
5,687,000	Morgan Stanley Capital, Inc. (05-HE3-M3), 0.74%, due 07/25/35 (1)	4,924,140
38,540,229	Morgan Stanley Capital, Inc. (06-HE5-A2C), 0.35%, due 08/25/36 (1)	23,208,321
4,413,000	Morgan Stanley Home Equity Loan Trust (05-2-M3), 0.885%, due 05/25/35 (1)	3,851,620
10,201,600	Morgan Stanley Home Equity Loan Trust (07-2-A4), 0.56%, due 04/25/37 (1)	4,656,112
12,933,212	Morgan Stanley Mortgage Loan Trust (05-6AR-1A1), 0.49%, due 11/25/35 (1)	11,707,182
4,309,882	Morgan Stanley Mortgage Loan Trust (07-7AX-2A1), 0.33%, due 04/25/37 (1)	1,879,975

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$29,700,000	Morgan Stanley REREMIC Trust (10-R2-2B), (144A), 0.456%, due 05/26/36 (1)(2)	$28,997,865
689,486	MortgageIT Trust (05-4-A1), 0.49%, due 10/25/35 (1)	559,755
10,000,000	Nationstar Home Equity Loan Trust (07-B-2AV3), 0.46%, due 04/25/37 (1)	5,605,840
20,937,041	New Century Home Equity Loan Trust (05-2-M1), 0.64%, due 06/25/35 (1)	19,062,916
28,100,000	New Century Home Equity Loan Trust (05-3-M1), 0.69%, due 07/25/35 (1)	27,546,739
15,632,360	Nomura Resecuritization Trust (12-3R-1A1), (144A), 0.403%, due 01/26/37 (1)(2)	14,464,807
14,117,753	Novastar Home Equity Loan (06-1-A2C), 0.37%, due 05/25/36 (1)	7,868,431
7,000,881	Oakwood Mortgage Investors, Inc. (02-A-A4), 6.97%, due 03/15/32	7,375,617
39,457,003	Opteum Mortgage Acceptance Corp. (06-1-2A1), 5.75%, due 04/25/36 (1)	40,334,290
3,509,096	Origen Manufactured Housing (04-A-M2), 6.64%, due 01/15/35	3,895,847
2,928,014	Origen Manufactured Housing (04-B-B1), 7.5%, due 11/15/35	3,269,173
1,793,593	Origen Manufactured Housing (04-B-M2), 6.51%, due 11/15/35	1,961,997
1,670,069	Origen Manufactured Housing (05-A-B), 6.55%, due 06/15/36	1,784,842
1,363,322	Origen Manufactured Housing (05-A-M2), 5.86%, due 06/15/36	1,469,456
19,300,000	Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D), 0.48%, due 03/25/37 (1)	8,547,121
27,320,791	Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C), 0.37%, due 09/25/37 (1)	11,691,698
17,079,414	Park Place Securities, Inc. (05-WCH1-M2), 0.73%, due 01/25/36 (1)	16,738,065
15,334,013	Prime Mortgage Trust (06-1-1A1), 5.5%, due 06/25/36 (6)	14,250,941
11,792,850	RAAC Series (05-SP1-4A1), 7%, due 09/25/34	12,556,449
8,760,261	RAAC Series (07-SP1-A2), 0.56%, due 03/25/37 (1)	8,610,522
4,632,000	RAAC Series (07-SP1-A3), 0.69%, due 03/25/37 (1)	3,862,407
81,784	Residential Accredit Loans, Inc. (05-QA8-CB21), 3.558%, due 07/25/35 (1)	58,811
3,894,856	Residential Accredit Loans, Inc. (05-QS7-A1), 5.5%, due 06/25/35	3,471,497
37,411,091	Residential Accredit Loans, Inc. (06-Q07-2A1), 1.003%, due 09/25/46 (1)	19,812,427
18,105,225	Residential Accredit Loans, Inc. (06-Q09-1A4A), 0.38%, due 12/25/46 (1)(6)	13,631,804
42,120	Residential Accredit Loans, Inc. (06-QA1-A21), 3.924%, due 01/25/36 (1)	30,066
18,244,181	Residential Accredit Loans, Inc. (06-QA10-A2), 0.39%, due 12/25/36 (1)(6)	11,392,104
52,950	Residential Accredit Loans, Inc. (06-QA2-1A1), 0.46%, due 02/25/36 (1)(6)	26,360
11,820,642	Residential Accredit Loans, Inc. (06-QO1-3A1), 0.48%, due 02/25/46 (1)	6,404,057
117,134,168	Residential Accredit Loans, Inc. (06-QS10-AV), 0.537%, due 08/25/36 (I/O) (1)(7)	2,592,179
113,192,185	Residential Accredit Loans, Inc. (06-QS11-AV), 0.329%, due 08/25/36 (I/O) (1)(7)	1,606,084
9,793,059	Residential Accredit Loans, Inc. (06-QS5-A5), 6%, due 05/25/36 (6)	7,347,595
161,244,005	Residential Accredit Loans, Inc. (06-QS6-1AV), 0.724%, due 06/25/36 (I/O) (1)(7)	4,657,049
33,669,741	Residential Accredit Loans, Inc. (06-QS7-AV), 0.673%, due 06/25/36 (I/O) (1)(7)	797,737
7,826,175	Residential Accredit Loans, Inc. (06-RS3-A3), 0.41%, due 05/25/36 (1)(6)	7,047,838
7,837,931	Residential Accredit Loans, Inc. (07-QS1-2AV), 0.169%, due 01/25/37 (1)	83,129
56,208,666	Residential Accredit Loans, Inc. (07-QS2-AV), 0.317%, due 01/25/37 (I/O) (1)(7)	705,082
221,049,654	Residential Accredit Loans, Inc. (07-QS3-AV), 0.316%, due 02/25/37 (I/O) (1)(7)	3,038,327
25,546,196	Residential Accredit Loans, Inc. (07-QS4-3AV), 0.374%, due 03/25/37 (I/O) (1)(7)	395,353
37,086,039	Residential Accredit Loans, Inc. (07-QS5-AV), 0.236%, due 03/25/37 (I/O) (1)(6)(7)	343,936
8,638,274	Residential Accredit Loans, Inc. (07-QS6-A45), 5.75%, due 04/25/37 (6)	6,063,899
51,797,961	Residential Accredit Loans, Inc. (07-QS8-AV), 0.393%, due 06/25/37 (I/O) (1)(7)	859,225
10,490,965	Residential Asset Securities Corp. Trust (06-KS2-A3), 0.4%, due 03/25/36 (1)	10,405,883

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$73,924	Residential Funding Mortgage Securities I (05-SA5-2A), 3.327%, due 11/25/35 (1)	$56,373
6,880,911	Residential Funding Mortgage Securities I (06-S10-1A1), 6%, due 10/25/36 (6)	6,163,472
2,219,039	Residential Funding Mortgage Securities I (06-S9-A3), 5.75%, due 09/25/36 (PAC) (6)	1,918,353
25,506,931	Residential Funding Mortgage Securities I (07-S2-A9), 6%, due 02/25/37 (6)	23,276,886
74,775	Residential Funding Mortgage Securities I (07-SA2-2A2), 3.332%, due 04/25/37 (1)	59,171
21,895,000	Saxon Asset Securities Trust (06-3-A3), 0.38%, due 10/25/46 (1)	13,933,446
29,000,000	Saxon Asset Securities Trust (07-2-A2D), 0.51%, due 05/25/47 (1)	14,180,333
4,777,656	Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C), 0.55%, due 02/25/37 (1)	2,554,226
59,028,998	Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2), 0.44%, due 02/25/37 (1)	24,585,223
19,000,000	Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B), 0.35%, due 01/25/37 (1)	8,549,324
9,314,000	SG Mortgage Securities Trust (05-OPT1-A3), 0.56%, due 10/25/35 (1)	8,912,269
34,464,329	SG Mortgage Securities Trust (07-NC1-A2), (144A), 0.45%, due 12/25/36 (1)(2)	16,272,791
26,180,000	Soundview Home Equity Loan Trust (06-2-A4), 0.48%, due 03/25/36 (1)	23,102,777
10,245,263	Soundview Home Equity Loan Trust (06-OPT4-2A3), 0.36%, due 06/25/36 (1)	8,119,086
10,400,000	Soundview Home Equity Loan Trust (06-OPT4-2A4), 0.44%, due 06/25/36 (1)	4,988,890
5,061,980	Soundview Home Equity Loan Trust (06-WF2-A2C), 0.35%, due 12/25/36 (1)	4,849,808
4,000,000	Soundview Home Equity Loan Trust (07-OPT3-2A4), 0.46%, due 08/25/37 (1)	1,833,862
6,242,538	Specialty Underwriting & Residential Finance (05-BC3-M1), 0.66%, due 06/25/36 (1)	6,194,184
30,106	Specialty Underwriting & Residential Finance (06-AB3-A2B), 0.36%, due 09/25/37 (1)	14,533
4,248,810	Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A), 1.16%, due 08/25/35 (1)	3,773,848
7,094,188	Structured Adjustable Rate Mortgage Loan Trust (05-23-1A3), 2.725%, due 01/25/36 (1)	6,405,548
14,187,447	Structured Adjustable Rate Mortgage Loan Trust (06-1-7A2), 5.364%, due 02/25/36 (1)(6)	13,898,449
11,845,239	Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1), 2.868%, due 06/25/36 (1)	8,190,214
4,270,506	Structured Asset Investment Loan Trust (05-3-M1), 0.78%, due 04/25/35 (1)	4,080,584
297,887	Structured Asset Mortgage Investments, Inc. (06-AR3-24A1), 2.339%, due 05/25/36 (1)	178,989
57,270,882	Structured Asset Mortgage Investments, Inc. (07-AR6-A1), 1.653%, due 08/25/47 (1)	40,737,809
915,089	Structured Asset Securities Corp. (03-10-A), 6%, due 04/25/33	976,525
8,600,603	Structured Asset Securities Corp. (05-2XS-1A5B), 4.65%, due 02/25/35	8,823,011
27,662,424	Structured Asset Securities Corp. (05-WF4-A4), 0.57%, due 11/25/35 (1)	27,519,188
14,688,833	Structured Asset Securities Corp. (06-EQ1A-A4), (144A), 0.36%, due 07/25/36 (1)(2)	13,512,831
13,500,000	Structured Asset Securities Corp. (06-WF2-A4), 0.52%, due 07/25/36 (1)	11,756,475
22,012,264	Structured Asset Securities Corp. (07-WF1-A3), 0.37%, due 02/25/37 (1)	21,834,779

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$783,207	Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1), 5.477%, due 04/25/37 (1)(6)	$611,199
30,277	Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1), 3.149%, due 06/25/37 (1)	25,089
418,668	Wachovia Mortgage Loan Trust LLC (06-AMN1-A3), 0.45%, due 08/25/36 (1)	194,788
42,305,106	WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A), 1.223%, due 01/25/46 (1)	38,018,930
5,225,402	WaMu Mortgage Pass-Through Certificates (05-AR1-A2A1), 0.55%, due 01/25/45 (1)	4,861,667
19,782,225	WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1), 0.5%, due 10/25/45 (1)	18,019,669
4,642,261	WaMu Mortgage Pass-Through Certificates (05-AR14-2A1), 3.826%, due 12/25/35 (1)	4,457,476
17,909,389	WaMu Mortgage Pass-Through Certificates (05-AR17-A1A1), 0.48%, due 12/25/45 (1)	16,208,284
2,937,020	WaMu Mortgage Pass-Through Certificates (05-AR18-1A1), 2.462%, due 01/25/36 (1)	2,655,269
603,272	WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A), 0.52%, due 01/25/45 (1)	577,089
3,293,463	WaMu Mortgage Pass-Through Certificates (05-AR8-1A1A), 0.48%, due 07/25/45 (1)	2,973,306
16,891,497	WaMu Mortgage Pass-Through Certificates (05-AR9-A1A), 0.53%, due 07/25/45 (1)	15,930,641
2,231,494	WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A), 0.963%, due 12/25/46 (1)	1,902,386
3,836,354	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2), 5.75%, due 02/25/36 (6)	3,069,348
5,762,166	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1), 0.81%, due 07/25/36 (1)(6)	2,880,124
25,814,360	Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR4-DA), 1.123%, due 06/25/46 (1)(6)	11,617,786
11,391,174	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA1-2A), 0.873%, due 12/25/46 (1)(6)	5,408,039
10,654,171	Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA2-2A), 0.847%, due 01/25/47 (1)(6)	5,435,896
11,691,000	Washington Mutual Asset-Backed Certificates (06-HE1-2A4), 0.49%, due 04/25/36 (1)	7,004,195
12,459,000	Washington Mutual Asset-Backed Certificates (07-HE3-2A4), 0.5%, due 05/25/47 (1)	5,626,334
280,795	Washington Mutual Mortgage Pass-Through Certificates (02-AR1-1A1), 2.496%, due 11/25/30 (1)	279,425
20,751,290	Washington Mutual Mortgage Pass-Through Certificates (06-AR9-2A), 0.987%, due 11/25/46 (1)(6)	9,673,235
6,375,416	Washington Mutual Mortgage Pass-Through Certificates (07-OC2-A3), 0.52%, due 06/25/37 (1)	4,133,221

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Principal Amount	Fixed Income Securities	Value
	Residential Mortgage-Backed Securities — Non-Agency (Continued)
$18,338,939	Wells Fargo Mortgage Backed Securities Trust (07-10-1A32), 6%, due 07/25/37	$18,385,685
18,007,209	Wells Fargo Mortgage Loan Trust (11-RR3-A1), (144A), 2.819%, due 03/27/37 (1)(2)	17,876,428
20,353,217	Wells Fargo Mortgage Loan Trust (12-RR2-1A1), (144A), 0.391%, due 09/27/47 (1)(2)	18,611,073

	Total Residential Mortgage-Backed Securities — Non-Agency (Cost: $2,551,352,600)	2,749,074,495

	U.S. Treasury Securities (14.2%)
49,747,630	U.S. Treasury Inflation Indexed Bond, 0.5%, due 04/15/15 (8)	51,970,752
10,181,795	U.S. Treasury Inflation Indexed Bond, 1.25%, due 04/15/14 (8)	10,526,225
45,399,402	U.S. Treasury Inflation Indexed Note, 0.625%, due 04/15/13 (8)	45,576,732
77,084,486	U.S. Treasury Inflation Indexed Note, 1.875%, due 07/15/13 (8)	78,842,937
269,000,000	U.S. Treasury Note, 0.25%, due 06/30/14	268,916,072
312,160,000	U.S. Treasury Note, 0.25%, due 08/15/15	311,184,500
12,945,000	U.S. Treasury Note, 0.625%, due 08/31/17	12,909,608
136,935,000	U.S. Treasury Note, 0.75%, due 10/31/17	137,159,656
158,630,000	U.S. Treasury Note, 1.625%, due 08/15/22	157,762,452
80,935,000	U.S. Treasury Note, 2.625%, due 08/15/20	88,952,583

	Total U.S. Treasury Securities (Cost: $1,153,720,821)	1,163,801,517

	Total Fixed Income Securities (Cost: $7,764,545,464) (100.9%)	8,250,989,851

Number of Shares	Money Market Investments
80,769,000	BlackRock Provident Institutional Fund, 0.17% (9)	80,769,000
1,745,000	Dreyfus Institutional Cash Advantage Fund, 0.11% (9)	1,745,000
79,562,000	DWS Money Market Series — Institutional Shares, 0.15% (9)	79,562,000

	Total Money Market Investments (Cost: $162,076,000) (2.0%)	162,076,000

Principal Amount	Short-Term Investments
	Repurchase Agreement (4.2%)
$303,000,000	Barclays Capital, Inc., 0.28%, due 11/01/12 (collateralized by $49,697,600 U.S. Treasury Note, 0.250%, due 10/31/13, valued at $49,713,006; $183,511,400 U.S. Treasury Note, 3.625%, due 02/15/20, valued at $215,841,506; $41,785,200 U.S. Treasury Note, 2.375%, due 10/31/14, valued at $43,505,497 (Total Amount to be Received Upon Repurchase $303,002,357)	303,000,000
42,000,000	Goldman Sachs Group, Inc., 0.22%, due 11/01/12 (collateralized by $13,155,000 Federal Home Loan Bank, 0.24%, due 08/09/13, valued at $13,164,165; $29,620,000 Federal Home Loan Bank, 0.3%, due 11/22/13, valued at $29,677,907) (Total Amount to be Received Upon Repurchase $42,000,257)	42,000,000

	Total Repurchase Agreement (Cost: $345,000,000)	345,000,000

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2012

Principal Amount	Short-Term Investments	Value
	Commercial Paper

	Banks (1.8%)
$75,635,000	Lloyds Bank PLC (United Kingdom), 0.305%, due 02/13/13 (10)	$75,557,792
71,485,000	RBS Holdings USA, Inc. (United Kingdom), (144A), 0.32%, due 11/16/12 (2)(10)	71,475,469

	Total Commercial Paper (Cost: $147,043,826)	147,033,261

	Total Short-Term Investments (Cost: $492,043,826) (6.0%)	492,033,261

	Total Investments (Cost: $8,418,665,290) (108.9%)	8,905,099,112
	Liabilities in Excess of Other Assets (–8.9%)	(725,112,249)

	Net Assets (100.0%)	$8,179,986,863

Notes to the Schedule of Investments:

ACES	- Alternative Credit Enhancement Securities
I/F	- Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	- Interest Only Security.
PAC	- Planned Amortization Class.
P/O	- Principal Only Security.
TAC	- Target Amortization Class.
TBA	- To be Announced.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2012.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2012, the value of these securities amounted to $555,352,826 or 6.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.
(3)	All or a portion of this security is segregated to cover open when-issued, delayed-delivery or forward commitments. (Note 2)
(4)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(5)	This security is purchased on a when issued, delayed delivery or forward commitment basis.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans.
(7)	Illiquid security.
(8)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(9)	Rate disclosed, the 7-day net yield, is as of October 31, 2012.
(10)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Asset-Backed Securities	4.4%
Commercial Mortgage-Backed Securities — Agency	3.0
Commercial Mortgage Backed Securities — Non-Agency	4.6
Residential Mortgage-Backed Securities — Agency	41.1
Residential Mortgage-Backed Securities — Non-Agency	33.6
U.S. Government Obligations	14.2
Money Market Investments	2.0
Short-Term Investments	6.0

Total	108.9%

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2012

	TCW Core Fixed Income Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,114,646	$5,438,552		$205,403		$3,924
Foreign Currency, at Value	—	45,899	(3)	2,126	(3)	—
Cash	—	26,581		9,784		30
Receivable for Securities Sold	685	146,432		6,375		—
Receivable for When-Issued Securities	108,626	—		—		—
Receivable for Fund Shares Sold	5,208	39,873		898		—
Interest and Dividends Receivable	4,237	80,749		3,238		18
Receivable from Investment Advisor	—	—		—		23
Cash Collateral on Deposit at Broker	—	5,730		2,060		147
Receivable for Daily Variation Margin on Open Financial Futures Contracts	64	—		—		—
Open Swap Agreements, at Value	—	1,621		—		—

Total Assets	1,233,466	5,785,437		229,884		4,142

LIABILITIES
Distributions Payable	1,633	26,232		—		—
Payable for Securities Purchased	4,745	190,749		14,873		—
Payable for When-Issued Securities	191,923	44,527		—		—
Payable for Fund Shares Redeemed	2,167	6,520		2,678		—
Accrued Capital Gain Withholding Taxes	—	—		5		—
Accrued Directors’ Fees and Expenses	7	7		7		7
Accrued Compliance Expense	1	5		—	(4)	— (4)
Accrued Management Fees	303	3,633		122		—
Accrued Distribution Fees	116	282		20		—
Interest Payable on Swap Agreements	—	263		—		— (4)
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	830		514		—
Open Swap Agreements, at Value	—	2,034		—		100
Other Accrued Expenses	188	837		59		44

Total Liabilities	201,083	275,919		18,278		151

NET ASSETS	$1,032,383	$5,509,518		$211,606		$3,991

NET ASSETS CONSIST OF:
Paid-in Capital	$981,950	$5,220,692		$212,481		$4,024
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	12,015	169,167		(445)		(21)
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts, Swap Agreements and Foreign Currency	40,051	143,850		92		(4)
Overdistributed Net Investment Income	(1,633)	(24,191)		(522)		(8)

NET ASSETS	$1,032,383	$5,509,518		$211,606		$3,991

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$501,448	$4,223,485		$122,196		$2,218

N Class Share	$530,935	$1,286,033		$89,410		$1,773

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	44,203,586	453,900,139		11,613,641		258,520

N Class Share	46,799,632	107,753,161		8,502,592		206,735

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.34	$9.30		$10.52		$8.58

N Class Share	$11.34	$11.93		$10.52		$8.58

(1)	Consolidated Statement of Assets and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Enhanced Commodity Strategy Fund at October 31, 2012 was $1,074,687, $5,283,134, $204,785 and $3,828, respectively.
(3)	The identified cost for the TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund at October 31, 2012 was $45,899 and $2,119, respectively.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares with a par value of $0.001 per share, for the TCW Core Fixed Income Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Emerging Markets Income Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW Emerging Markets Local Currency Income Fund is 1,667,000,000 for each of the I Class and N Class shares and the TCW Enhanced Commodity Strategy Fund is 2,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2012

	TCW Global Bond Fund		TCW High Yield Bond Fund	TCW Short Term Bond Fund		TCW Total Return Bond Fund
			Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$23,911		$57,070	$15,424		$8,905,099
Cash	204		—	—		—
Receivable for Securities Sold	1,007		—	5		3,035
Receivable for When-Issued Securities	—		—	—		467,879
Receivable for Fund Shares Sold	—		63	—	(2)	48,159
Interest and Dividends Receivable	221		735	36		19,561
Receivable from Investment Advisor	—		—	11		—

Total Assets	25,343		57,868	15,476		9,443,733

LIABILITIES
Distributions Payable	57		264	13		39,371
Payable for Securities Purchased	204		124	59		67
Payable for When-Issued Securities	2,162		1,707	300		1,184,134
Payable for Fund Shares Redeemed	—		163	2,251		17,654
Disbursements in Excess of Available Cash	—		—	—		18,534
Accrued Directors’ Fees and Expenses	7		7	7		7
Accrued Compliance Expense	—	(2)	— (2)	—	(2)	5
Accrued Management Fees	3		38	—		2,571
Accrued Distribution Fees	3		5	—		520
Payable for Daily Variation Margin on Open Financial Futures Contracts	4		7	—		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	30		—	—		—
Other Accrued Expenses	18		49	32		883

Total Liabilities	2,488		2,364	2,662		1,263,746

NET ASSETS	$22,855		$55,504	$12,814		$8,179,987

NET ASSETS CONSIST OF:
Paid-in Capital	$20,820		$56,626	$20,106		$7,715,117
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	606		(1,841)	(7,428)		17,806
Unrealized Appreciation of Investments, Futures Contracts and Foreign Currency	1,398		786	148		486,434
Undistributed (Overdistributed) Net Investment Income	31		(67)	(12)		(39,370)

NET ASSETS	$22,855		$55,504	$12,814		$8,179,987

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$11,253		$35,006	$12,814		$5,837,581

N Class Share	$11,602		$20,498			$2,342,406

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	1,025,339		5,557,509	1,448,384		568,577,195

N Class Share	1,057,164		3,228,405			220,830,698

NET ASSET VALUE PER SHARE: (4)
I Class Share	$10.97		$6.30	$8.85		$10.27

N Class Share	$10.97		$6.35			$10.61

(1)	The identified cost for the TCW Global Bond Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2012 was $22,479, $56,288, $15,276 and $8,418,665, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share, for the TCW Global Bond Fund is 2,000,000,000 for each of the I Class and N Class shares, the TCW High Yield Bond Fund is 1,667,000,000 for each of the I Class and N Class shares, the TCW Short Term Bond Fund is 1,666,000,000 for the I Class shares, and the TCW Total Return Bond Fund is 1,666,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2012

	TCW Core Fixed Income Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund		TCW Enhanced Commodity Strategy Fund (1)
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$21,152	(2)	$315,539 (2)	$12,856	(2)	$107

Total	21,152		315,539	12,856		107

Expenses:
Management Fees	3,199		29,056	1,324		24
Accounting Services Fees	95		440	25		26
Administration Fees	90		409	27		16
Transfer Agent Fees:
I Class	83		964	19		13
N Class	238		484	30		7
Custodian Fees	70		384	148		25
Professional Fees	93		200	45		102
Directors’ Fees and Expenses	22		22	22		23
Registration Fees:
I Class	62		206	22		—	(3)
N Class	91		96	27		—	(3)
Distribution Fees:
N Class	977		2,398	183		4
Compliance Expense	7		67	3		—	(3)
Shareholder Reporting Expense	6		25	2		2
Other	79		443	26		6

Total	5,112		35,194	1,903		248

Less expenses waived/reimbursed	—		—	—		202
Less Expenses Borne by Investment Advisor:
I Class	210		—	—		7
N Class	54		—	189		11

Net Expenses	4,848		35,194	1,714		28

Net Investment Income	16,304		280,345	11,142		79

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	14,606		150,903	(8,441	) (4)	7
Foreign Currency	—		7,418	482		—
Futures Contracts	818		—	—		—
Swap Agreements	—		(26,093)	—		25
Change in Unrealized Appreciation (Depreciation) on:
Investments	27,679		227,900	10,187		124
Foreign Currency	—		(4,587)	(405)		—
Futures Contracts	92		—	—		—
Swap Agreements	—		(10,726)	—		(234)

Net Realized and Unrealized Gain (Loss) on Investments	43,195		344,815	1,823		(78)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,499		$625,160	$12,965		$1

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Net of foreign taxes withheld. Total amounts withheld for the TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund were $1, $841 and $433, respectively.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $131 for the TCW Emerging Markets Local Currency Income Fund.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2012

	TCW Global Bond Fund (1)	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$796 (2)	$3,579	$162	$345,362
Dividends	—	80	—	—

Total	796	3,659	162	345,362

Expenses:
Management Fees	111	420	34	30,390
Accounting Services Fees	5	54	2	689
Administration Fees	6	13	5	619
Transfer Agent Fees:
I Class	7	14	8	1,016
N Class	7	17	—	608
Custodian Fees	40	26	18	130
Professional Fees	23	38	51	293
Directors’ Fees and Expenses	19	22	22	22
Registration Fees:
I Class	23	20	13	241
N Class	23	18	—	130
Distribution Fees:
N Class	25	43	—	4,969
Compliance Expense	—	1	—	62
Shareholder Reporting Expense	9	2	—	32
Other	14	15	7	694

Total	312	703	160	39,895

Less Expenses Borne by Investment Advisor:
I Class	27	—	117	5,407
N Class	53	58	—	1,932

Net Expenses	232	645	43	32,556

Net Investment Income	564	3,014	119	312,806

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
Investments	842	(1,171)	(10)	55,733
Foreign Currency	(126)	—	—	—
Futures Contracts	(29)	(284)	—	—
Swap Agreements	—	(206)	—	—
Change in Unrealized Appreciation on:
Investments	1,432	4,757	134	358,013
Foreign Currency	(30)	—	—	—
Futures Contracts	(4)	95	—	—
Swap Agreements	—	8	—	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	2,085	3,199	124	413,746

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,649	$6,213	$243	$726,552

(1)	For the period December 1, 2011 (commencement of Operations) through October 31, 2012.
(2)	Net of foreign taxes withheld. Total amount withheld for the TCW Global Bond Fund was $2.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$16,304	$11,075	$280,345	$154,617
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	15,424	8,287	132,228	(33,369)
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	27,771	(3,345)	212,587	(104,848)

Increase in Net Assets Resulting from Operations	59,499	16,017	625,160	16,400

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(10,325)	(7,400)	(175,046)	(92,113)
N Class	(8,904)	(5,822)	(53,617)	(53,598)
Distributions from Net Realized Gain:
I Class	(2,577)	(3,526)	—	(12,079)
N Class	(2,197)	(2,775)	—	(5,725)

Total Distributions to Shareholders	(24,003)	(19,523)	(228,663)	(163,515)

NET CAPITAL SHARE TRANSACTIONS
I Class	218,937	68,811	2,054,179	1,330,391
N Class	305,702	67,615	221,395	533,311

Increase in Net Assets Resulting from Net Capital Shares Transactions	524,639	136,426	2,275,574	1,863,702

Increase in Net Assets	560,135	132,920	2,672,071	1,716,587
NET ASSETS
Beginning of Year	472,248	339,328	2,837,447	1,120,860

End of Year	$1,032,383	$472,248	$5,509,518	$2,837,447

Overdistributed Net Investment Income	$(1,633)	$(679)	$(24,191)	$(15,540)

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Enhanced Commodity Strategy Fund (2)
	Year Ended October 31, 2012	Year Ended October 31, 2011 (1)	Year Ended October 31, 2012	Year Ended October 31, 2011 (3)
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$11,142	$3,572	$79	$42
Net Realized Gain (Loss) on Investments, Swap Agreements and Foreign Currency Transactions	(7,959)	(1,655)	32	(737)
Change in Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	9,782	(9,690)	(110)	106

Increase (Decrease) in Net Assets Resulting from Operations	12,965	(7,773)	1	(589)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(1,716)	(2,185)	(49)	(26)
N Class	(1,223)	(1,387)	(36)	(18)
Distributions from Return of Capital:
I Class	(611)	—	—	—
N Class	(455)	—	—	—
Distributions from Net Realized Gain:
I Class	—	—	(5)	—
N Class	—	—	(3)	—

Total Distributions to Shareholders	(4,005)	(3,572)	(93)	(44)

NET CAPITAL SHARE TRANSACTIONS
I Class	17,376	105,951	(367)	3,026
N Class	17,181	73,483	39	2,018

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	34,557	179,434	(328)	5,044

Increase (Decrease) in Net Assets	43,517	168,089	(420)	4,411
NET ASSETS
Beginning of Year	168,089	—	4,411	—

End of Year	$211,606	$168,089	$3,991	$4,411

Undistributed (Overdistributed) Net Investment Income	$(522)	$(637)	$(8)	$—

(1)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011.
(2)	Consolidated Statements of Changes in Net Assets (See Note 2).
(3)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund (1)	TCW High Yield Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$564	$3,014	$6,312
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Agreements and Foreign Currency Transactions	687	(1,661)	6,560
Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts and Foreign Currency Transactions	1,398	4,860	(10,094)

Increase in Net Assets Resulting from Operations	2,649	6,213	2,778

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(303)	(2,306)	(4,464)
N Class	(298)	(1,012)	(2,253)
Distributions from Net Realized Gain:
I Class	—	(129)	—
N Class	—	(44)	—

Total Distributions to Shareholders	(601)	(3,491)	(6,717)

NET CAPITAL SHARE TRANSACTIONS
I Class	10,212	(6,523)	(34,197)
N Class	10,595	5,150	(32,091)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	20,807	(1,373)	(66,288)

Increase (Decrease) in Net Assets	22,855	1,349	(70,227)
NET ASSETS
Beginning of Year	—	54,155	124,382

End of Year	$22,855	$55,504	$54,155

Undistributed (Overdistributed) Net Investment Income	$31	$(67)	$(64)

(1)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2012	Year Ended October 31, 2011	Year Ended October 31, 2012	Year Ended October 31, 2011
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$119	$491	$312,806	$334,153
Net Realized Gain (Loss) on Investments	(10)	(90)	55,733	41,560
Change in Unrealized Appreciation (Depreciation) on Investments	134	(224)	358,013	(209,679)

Increase in Net Assets Resulting from Operations	243	177	726,552	166,034

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(152)	(689)	(260,733)	(215,213)
N Class	—	—	(121,613)	(137,633)
Distributions from Return of Capital:
I Class	(11)	—	—	—
Distributions from Net Realized Gain:
I Class	—	—	(7,949)	(79,026)
N Class	—	—	(4,006)	(52,956)

Total Distributions to Shareholders	(163)	(689)	(394,301)	(484,828)

NET CAPITAL SHARE TRANSACTIONS
I Class	5,860	(68,463)	2,349,441	260,862
N Class	—	—	160,588	(1,336)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	5,860	(68,463)	2,510,029	259,526

Increase (Decrease) in Net Assets	5,940	(68,975)	2,842,280	(59,268)
NET ASSETS
Beginning of Year	6,874	75,849	5,337,707	5,396,975

End of Year	$12,814	$6,874	$8,179,987	$5,337,707

Undistributed (Overdistributed) Net Investment Income	$(12)	$53	$(39,370)	$18,834

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2012

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 21 no-load mutual funds (the “Funds”). TCW Investment Management Company (the “Advisor”) is the investment advisor to and an affiliated of the Funds and is registered under the Investment Advisors Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 8 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing in fixed income securities.

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing in debt securities issued by emerging market country governments, their agencies or instrumentalities, or emerging market private corporate issuers.

TCW High Yield Bond Fund	Seeks to maximize current income and achieve above average total return consistent with reasonable risk over a full market cycle by investing in high yield bonds, commonly known as “junk” bonds as well as investing in certain mortgaged-backed and asset-backed securities.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by government or private sector issuers.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of its net assets in debt securities. At least 50% of its net assets will be invested in mortgage-backed securities guaranteed by, or secured by collateral which is guaranteed by, the United States Government, its agencies, instrumentalities or its sponsored corporations; or privately issued mortgage-backed securities rated Aa3 or higher by Moody’s or AA- or higher by S&P; or other obligations of the United States Governments, its agencies, instrumentalities or sponsored corporations; or money market instruments.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
Non-Diversified Fixed Income Funds

TCW Emerging Markets Local Currency Income Fund	Seeks high total return from current income and capital appreciation by investing primarily in debt securities issued by emerging market country governments, their agencies or instrumentalities or emerging market private issuers denominated in local currency of various emerging market countries.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing in at least 80% of its net assets in debt securities of government and corporate issuers. The fund invests in corporate debt securities of issuers in a number of countries, which may include the United States. The Fund invests in securities of issuers located in developed and emerging market countries. The Fund may invest across all fixed income sectors, including U.S and non-U.S. government securities.

The TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund and the TCW Total Return Bond Fund offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America and which are consistently followed by the Funds in the preparation of their financial statements.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Enhanced Commodity Strategy Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in the TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $691 or 17.31% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

Net Asset Value:    The Net Asset Value of each Fund’s shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of the Class/Fund on each business day as of 1:00 p.m. Pacific Standard/Daylight Time.

Security Valuations:    Securities listed or traded on the New York, NASDAQ or other stock exchanges are valued at the latest sale price on that exchange (if there were no sales that day, the security is valued at the latest bid price). All other securities for which over-the-counter market quotations are readily available are valued at the latest bid price as furnished by independent pricing services or by dealer quotations. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options, swaps and futures. OTC options are valued using dealer quotations.

The value of short-term debt securities held in the Funds with remaining maturities of 60 days or less at the time of purchase is determined by using the amortized cost method applied to each individual security which approximates market value. Other short-term debt securities, are valued on a marked-to-market basis until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized value using their value on the 61st day prior to maturity.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that sale, bid or amortized cost prices are not reflective of a security’s market value, are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Company Board of Directors.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“GAAP”), the Fund discloses investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows:

Asset-backed securities and mortgage-backed securities.    The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, otherwise they would be categorized as Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable, which are then in Level 3.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded, valuation adjustments are not applied and they are categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

typically valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets and the movement of certain indexes of securities based on a statistical analysis of the historical relationship and are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. The value of each of the Fund’s futures contracts is marked daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. As such they are categorized as Level 1.

Money market funds.    Money Market funds are open-ended mutual funds that invest in short-term debt securities to extent that these funds are valued based upon the reported net asset value, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Options contracts.    Exchange listed option contracts traded on securities exchanges are fair value based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied, they are categorized as Level 1. If valuation adjustments are applied and such adjustments are observable and timely, the fair values of exchange listed option contracts would be categorized as Level 2; otherwise, the fair values would categorized as Level 3. Option contracts traded over-the-counter are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

Restricted securities.    Restricted securities that are deemed to be both Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy because they trade infrequently, and, therefore, the inputs are unobservable. Any other restricted securities are valued at a discount to similar publicly traded securities and may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety, otherwise they may be categorized as Level 3.

Total return swaps.    Total return swaps are fair valued using pricing models that take into account among other factor, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of the total return swaps would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

U.S. government and agency securities.    U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes,

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The following is a summary of the inputs used as of October 31, 2012 in valuing the TCW Funds:

TCW Core Fixed Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$215,628,498	$—	$215,628,498
Municipal Bonds	—	23,779,060	—	23,779,060
Foreign Government Bonds	—	489,125	—	489,125
Asset-Backed Securities	—	49,528,308	—	49,528,308
Commercial Mortgage-Backed Securities — Agency	—	41,128,252	—	41,128,252
Commercial Mortgage-Backed Securities — Non-Agency	—	97,049,795	—	97,049,795
Residential Mortgage-Backed Securities — Agency	—	239,443,405	—	239,443,405
Residential Mortgage-Backed Securities — Non-Agency	—	90,285,563	—	90,285,563
U.S. Government Agency Obligations	—	84,613,992	—	84,613,992
U.S. Treasury Securities	179,667,636	—	—	179,667,636

Total Fixed Income Securities	179,667,636	841,945,998	—	1,021,613,634

Money Market Investments	19,819,000	—	—	19,819,000
Short Term Investments*	209,976	73,003,429	—	73,213,405

Total Investments	199,696,612	914,949,427	—	1,114,646,039

Derivatives
Futures Contracts
Interest Rate Risk	91,804	—	—	91,804

Total	$199,788,416	$914,949,427	$—	$1,114,737,843

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)		Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Auto Manufacturers	$—		$48,180,000	$—	$48,180,000
Banks	—		1,291,137,897	—	1,291,137,897
Beverages	—		43,230,000	—	43,230,000
Building Materials	—		148,596,250	—	148,596,250
Chemicals	—		121,109,500	—	121,109,500
Coal	—		60,830,371	—	60,830,371
Commercial Services	—		66,150,000	—	66,150,000
Diversified Financial Services	—		264,585,220	—	264,585,220
Electric	—		211,850,233	—	211,850,233
Energy — Alternate Sources	—		40,056,800	—	40,056,800
Engineering & Construction	—		180,228,125	—	180,228,125
Food	—		130,915,950	—	130,915,950
Foreign Government Bonds	—		1,369,485,533	—	1,369,485,533
Internet	—		34,851,390	—	34,851,390
Iron & Steel	—		117,286,542	—	117,286,542
Machinery — Construction & Mining	—		39,105,000	—	39,105,000
Mining	—		235,842,503	—	235,842,503
Multinational	—		57,330,000	—	57,330,000
Municipal Bonds	—		19,947,739	—	19,947,739
Oil & Gas	—		476,102,407	—	476,102,407
Pipelines	—		43,680,000	—	43,680,000
Real Estate	—		99,197,334	—	99,197,334
Telecommunications	—		54,000,000	—	54,000,000
Transportation	—		118,761,500	—	118,761,500

Total Fixed Income Securities	—		5,272,460,294	—	5,272,460,294

Equity Securities
Diversified Financial Services	—	*	—	—	— *

Total Equity Securities	—		—	—	—

Short-Term Investments**	—		166,091,712	—	166,091,712

Total Investments	—		5,438,552,006	—	5,438,552,006

Derivatives
Swap Agreements
Credit Risk	$—		$1,620,690	$—	$1,620,690

Total	$—		$5,440,172,696	$—	$5,440,172,696

Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—		$(829,996)	$—	$(829,996)
Swap Agreement
Credit Risk	—		(2,033,410)	—	(2,033,410)

Total	$—		$(2,863,406)	$—	$(2,863,406)

*	Amount Rounds to less than $1
**	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Emerging Markets Local Currency Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$28,892,727	$—	$28,892,727
Electric	—	14,236,089	—	14,236,089
Foreign Government Bonds	—	157,403,502	—	157,403,502

Total Fixed Income Securities	—	200,532,318	—	200,532,318

Short-Term Investments*	—	4,870,349	—	4,870,349

Total Investments	—	205,402,667	—	205,402,667

Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(513,578)	$—	$(513,578)

Total	$—	$(513,578)	$—	$(513,578)

*	See Schedule of Investments for corresponding industries.

TCW Enhanced Commodity Strategy Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Non-Agency	$—	$59,812	$—	$59,812
Residential Mortgage-Backed Securities — Agency	—	309,054	—	309,054
Residential Mortgage-Backed Securities — Non-Agency	—	821,414	—	821,414
Corporate Bonds*	—	1,425,478	—	1,425,478
Municipal Bonds	—	79,814	—	79,814

Total Fixed Income Securities	—	2,695,572	—	2,695,572

Investment Fund	7,000	—	—	7,000
Money Market Investments	88,400	—	—	88,400
Short-Term Investments*	234,930	897,940	—	1,132,870

Total Investments	330,330	3,593,512	—	3,923,842

Derivative
Swap Agreements
Commodity Risk	$—	$(100,018)	$—	$(100,018)

Total	$—	$(100,018)	$—	$(100,018)

*	See Schedule of Investments for corresponding industries.

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

TCW Global Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$6,408,046	$—	$6,408,046
Foreign Government Bonds	—	8,372,350	—	8,372,350
Asset-Backed Securities	—	944,057	—	944,057
Commercial Mortgage-Backed Securities —Non-Agency	—	594,135	—	594,135
Residential Mortgage-Backed Securities — Agency	—	3,282,461	—	3,282,461
Residential Mortgage-Backed Securities — Non-Agency	—	1,820,965	—	1,820,965
U.S. Treasury Securities	2,222,453	—	—	2,222,453

Total Fixed Income Securities	2,222,453	21,422,014	—	23,644,467

Money Market Investments	121,000	—	—	121,000

Short-Term Investments*	29,997	115,349	—	145,346

Total Investments	$2,373,450	$21,537,363	$—	$23,910,813

Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(30,336)	$—	$(30,336)
Futures
Interest Rate Risk	(4,435)	—	—	(4,435)

Total	$(4,435)	$(30,336)	$—	$(34,771)

*	See Schedule of Investments for corresponding industries.

TCW High Yield Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$6,631,315	$—	$6,631,315
Corporate Bonds*	—	46,383,355	—	46,383,355
Municipal Bonds	—	41,378	—	41,378
Collateralized Debt Obligations	—	1,029,033	—	1,029,033

Total Fixed Income Securities	—	54,085,081	—	54,085,081

Equity Securities
Common Stock*	216,509	—	—	216,509
Preferred Stock*	695,250	—	—	695,250

Total Equity Securities	911,759	—	—	911,759

Money Market Investments	528,000	—	—	528,000
Short-Term Investments	59,993	1,485,348	—	1,545,341

Total Investments	$1,499,752	$55,570,429	$—	$57,070,181

Derivatives
Futures
Interest Rate Risk	$4,276	$—	$—	$4,276

Total Derivatives	$4,276	$—	$—	$4,276

Total	$1,504,028	$55,570,429	$—	$57,074,457

*	See Schedule of Investments for corresponding industries

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

TCW Short Term Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$309,246	$—	$309,246
Commercial Mortgage-Backed Securities — Non-Agency	—	2,009,997	—	2,009,997
Residential Mortgage-Backed Securities — Agency	—	3,392,715	—	3,392,715
Residential Mortgage-Backed Securities — Non-Agency	—	715,389	—	715,389
Corporate Bonds*	—	1,542,104	—	1,542,104
Municipal Bonds	—	155,206	—	155,206
U.S. Government Agency Obligations	—	735,187	—	735,187
U.S. Treasury Securities	1,452,752	—	—	1,452,752

Total Fixed Income Securities	$1,452,752	$8,859,844	$—	$10,312,596

Money Market Investments	186,000	—	—	186,000
Short Term Investments*	704,593	4,221,115	—	4,925,708

Total Investments	$2,343,345	$13,080,959	$—	$15,424,304

*	See Schedule of Investments for corresponding industries

TCW Total Return Bond Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$356,343,416	$—	$356,343,416
Commercial Mortgage-Backed Securities —Agency	—	243,489,196	—	243,489,196
Commercial Mortgage-Backed Securities — Non-Agency	—	378,452,564	—	378,452,564
Residential Mortgage-Backed Securities — Agency	—	3,359,828,663	—	3,359,828,663
Residential Mortgage-Backed Securities — Non-Agency	—	2,733,895,607	15,178,888	2,749,074,495
U.S. Treasury Securities	1,163,801,517	—	—	1,163,801,517

Total Fixed Income Securities	1,163,801,517	7,072,009,446	15,178,888	8,250,989,851

Money Market Investments	162,076,000	—	—	162,076,000

Total Short-Term Investments*	—	492,033,261	—	492,033,261

Total Investments	$1,325,877,517	$7,564,042,707	$15,178,888	$8,905,099,112

*	See Schedule of Investments for corresponding industries

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2012.

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of October 31, 2011	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3*	Transfers out of Level 3*	Balance as of October 31, 2012	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2012
TCW High Yield Bond Fund
Equity Securities	$78,100	$—	$(1,043,976)	$1,024,255	$—	$(58,379)	$—	$—	$—	$—

Total	$78,100	$—	$(1,043,976)	$1,024,255	$—	$(58,379)	$—	$—	$—	$—

TCW Total Return Bond Fund
Residential Mortgage- Backed Securities — Non-Agency	$—	$—	$(1,037,191)	$550,087	$15,335,908	$(921,230)	$1,251,314	$—	$15,178,888	$550,087

Total	$—	$—	$(1,037,191)	$550,087	$15,335,908	$(921,230)	$1,251,314	$—	$15,178,888	$550,087

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Premiums and discounts including original issue discounts are amortized using a constant yield to maturity method. Realized gains and losses on investments are recorded on the basis of specific identification. Dividends received from real estate investment trust securities may include return of capital. Such distributions reduce the cost basis of the respective securities. Distributions, if any, in excess of the cost basis of the security are recognized as capital gain.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2012, the Funds had the following derivatives and transactions in derivatives, grouped in the following risk categories (amount in thousands):

	Credit Risk	Equity Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Core Fixed Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$—	$—	$92	$92

Total Value	$—	$—	$—	$92	$92

Statement of Operations:
Realized Gain on
Futures Contracts	$—	$—	$—	$818	$818

Total Realized Gain (Loss)	$—	$—	$—	$818	$818

Change in Unrealized Appreciation on:
Futures Contracts	$—	$—	$—	$92	$92

Total Change in Unrealized Appreciation	$—	$—	$—	$92	$92

Notional Amounts or Shares/Units †
Futures Contracts	—	—	—	246	246

TCW Emerging Markets Income Fund
Statements of Asset and Liabilities:
Asset Derivatives
Open Swap Agreements, at Value	$1,621	$—	$—	$—	$1,621

Total Value	$1,621	$—	$—	$—	$1,621

Liability Derivatives
Forward Currency Contracts	$(2,034)	$—	$(830)	$—	$(2,864)

Total Value	$(2,034)	$—	$(830)	$—	$(2,864)

Statement of Operations:
Realized Gain on
Investments (2)	$—	$ (1,553)	$—	$(534)	$(2,087)
Forward Currency Contracts	—	—	8,213	—	8,213
Swap Agreements	(26,093)	—	—	—	(26,093)

Total Realized Gain (Loss)	$(26,093)	$(1,553)	$8,213	$(534)	$(19,967)

Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$—	$(4,780)	$—	$(4,780)
Swap Agreements	(10,726)	—	—	—	(10,726)

Total Change in Unrealized (Depreciation)	$(10,726)$	—	$(4,780)	$—	$(15,506)

Notional Amounts or Shares/Units †
Purchased Options	—	5,113	—	5,000	10,113
Forward Currency Contracts	$—	$—	$344,150,000	$—	$344,150,000
Swap Agreements	$180,785,008	$—	$—	$—	$180,785,008

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Local Currency Income Fund
Statements of Asset and Liabilities:
Liability Derivatives
Forward Currency Contracts	$—	$(514)	$—	$(514)

Total Value	$—	$(514)	$—	$(514)

Statement of Operations:
Realized Gain on
Forward Contracts	$—	$917	$—	$917

Total Realized Gain (Loss)	$—	$917	$—	$917

Statement of Operations:
Change in Unrealized Appreciation (Depreciation) on:
Forward Currency Contracts	$—	$(514)	$—	$(514)

Total Change in Unrealized (Depreciation)	$—	$(514)	$—	$(514)

Notional Amounts or Shares/Units †
Forward Currency Contracts	$—	$44,942,479	$—	$44,942,479

TCW Enhanced Commodity Strategy Fund
Statements of Asset and Liabilities:
Liability Derivatives
Open Swap Agreements, at Value	$(100)	$—	$—	$(100)

Total Value	$(100)	$—	$—	$(100)

Statement of Operations:
Realized Gain on
Swap Agreements	$25	$—	$—	$25

Total Realized Gain (Loss)	$25	$—	$—	$25

Change in Unrealized Appreciation (Depreciation) on:
Swap Agreements	$(234)	$—	$—	$(234)

Total Change in Unrealized (Depreciation)	$(234)	$—	$—	$(234)

Notional Amounts or Shares/Units †
Swap Agreements	$4,042,648	$—	$—	$4,042,648

TCW Global Bond Fund
Statements of Asset and Liabilities:
Liability Derivatives
Futures Contracts (1)	$—	$—	$(4)	$(4)
Forward Currency Contracts	—	(30)	—	(30)

Total Value	$—	$(30)	$(4)	$(34)

Statement of Operations:
Realized Gain (loss) on
Forward Currency Contracts	$—	$(126)	$—	$(126)
Futures Contracts	—		(29)	(29)

Total Realized Gain (Loss)	$—	$(126)	$(29)	$(155)

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$—	$(4)	$(4)
Forward Currency Contracts	—	(30)	—	(30)

Total Change in Unrealized Appreciation (Depreciation)	$—	$(30)	$(4)	$(34)

Notional Amounts or Shares/Units †
Futures Contracts	—		9	9
Forward Currency Contracts	$—	$4,285,836	$—	$4,285,836

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Interest Rate Risk	Total
TCW High Yield Bond Fund
Statements of Asset and Liabilities:
Asset Derivatives
Futures Contracts	$—	$4	$4

Total Value	$—	$4	$4

Statement of Operations:
Realized Gain on
Futures Contracts	$—	$(284)	$(284)
Swap Agreements	(206)	—	(206)

Total Realized Gain (Loss)	$(206)	$(284)	$(490)

Change in Unrealized Appreciation (Depreciation) on:
Futures Contracts	$—	$95	$95
Swap Agreements	8	—	8

Total Change in Unrealized Appreciation (Depreciation)	$8	$95	$103

Notional Amounts or Shares/Units †
Futures Contracts	—	21	21
Swap Agreements	$5,388,333	$—	$5,388,333

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(2)	Represents realized loss on purchased options.
†	Amounts disclosed represent average number of contracts, notional amounts, or shares/units outstanding, which is indicative of volume of this derivative type, for the year ended October 31, 2012.

Forward Foreign Currency Contracts:    The TCW Core Fixed Income Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Global Bond Fund may enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss in the Statement of Assets and Liabilities. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Global Bond Fund had forward foreign currency contracts outstanding at October 31, 2012.

Future Contracts:    The TCW Core Fixed Income Fund, the TCW Global Bond Fund, and the TCW High Yield Bond Fund entered into Futures Contracts. The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. it may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, and the TCW High Yield Bond Fund utilized futures to help manage daily liquidity as well as interest rate duration and credit market exposure. Futures contracts outstanding at October 31, 2012 are listed in the Schedule of Investments.

Swap Agreements:    The TCW Emerging Markets Income Fund, the TCW Enhanced Commodity Strategy Fund, and the TCW High Yield Bond Fund entered into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2012, the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market; the TCW Emerging Markets Income Fund and the TCW High Yield Bond Fund utilized credit default swaps to manage daily liquidity as well as interest rate duration and/or credit market exposures. Swap agreements outstanding at October 31, 2012 are listed in each Fund’s Schedule of Investments.

Options:    The TCW Emerging Markets Income Fund entered into option contracts. A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance and to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. The Funds had no open written option contracts at October 31, 2012.

Mortgage-Backed Securities:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund may invest in mortgage pass-through securities which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. These Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit (“REMIC”). CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs.

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security, TBA or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate, reflecting interest rate changes. In addition, because a fund is not required to pay for when-issued, delayed-delivery, TBA, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a fund does not maintain liquid assets equal to the face amount of the contract. To guard against this deemed leverage, the Funds segregates cash and/or securities in an amount or value at least equal to the amount of these transactions.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Dollar Roll Transactions:    The TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund, the TCW Global Bond Fund, the TCW Short Term Bond Fund, and the TCW Total Return Bond Fund may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage backed securities market. A dollar roll transaction involves a simultaneous sale by the Fund of securities that it holds with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by the Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions for the year ended October 31, 2012.

Repurchase Agreements:    The Funds may invest in repurchase agreements secured by U.S. Government obligations and by other securities. Securities pledged as collateral for repurchase agreements are held by the Funds’ custodian bank or designated subcustodians under tri-party repurchase agreements until maturity of the repurchase agreements. Provisions of the agreements ensure that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreements, realization and/or retention of the collateral may be subject to legal proceedings.

Reverse Repurchase Agreements:    All Fixed Income Funds, except the TCW High Yield Bond Fund, may enter into reverse repurchase agreements. Reverse repurchase agreements involve sales by a fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date for a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash. There were no reverse repurchase agreements outstanding at October 31, 2012.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2012.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of the class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and therefore, the payment of different per share dividends by each class.

TCW Funds, Inc.

October 31, 2012

Note 2 — Significant Accounting Policies (Continued)

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Distribution of any net long-term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    Because the values of the Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Funds’ investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Funds may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline.

Certain of the Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

Mortgage-backed securities (“MBS”) and Asset-backed securities (“ABS”) are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest-only, principal-only, etc.), the security of the claim on the underlying assets, (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity take-out), the borrower’s credit quality (e.g. FICO score), and whether the loan is a first trust deed or a second lien.

The mortgage industry lacks a single bright-line as to what separates a subprime loan from an Alt-A loan. Often it is a combination of loan characteristics involving both borrower criteria as well as collateral criteria that determine which category a loan is placed in. However, in order to be both conservative and objective as possible, the Adviser applied the following criteria to the Funds’ residential mortgage and asset-backed holdings in coming up with its categorizations:

Sub Prime — Any asset-backed bond whose collateral was residential mortgages were considered to be subprime, provided that the loans did not belong to the classification of manufactured housing loans.

TCW Funds, Inc.

October 31, 2012

Note 3 — Risk Considerations (Continued)

Alt-A — Any mortgage-backed security whose average borrower FICO score was less than 730 and/or was listed as an Alt-A pool by Bloomberg.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the year ended October 31, 2012, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

	Net Realized Loss
	2012	2011
TCW Emerging Markets Income Fund	$—	$4,235
TCW Emerging Markets Local Currency Income Fund	63	—
TCW High Yield Bond Fund	1,947	—
TCW Short Term Bond Fund	46	169

At October 31, 2012 the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$8,841	$3,417	$12,258
TCW Emerging Markets Income Fund	161,735	—	161,735
TCW Enhanced Commodity Strategy Fund	28	5	33
TCW Global Bond Fund	604	—	604
TCW High Yield Bond Fund	245	—	245
TCW Total Return Bond Fund	19,426	—	19,426

At the end of the previous fiscal year ended October 31, 2011, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$2,734	$3,897	$6,631
TCW Enhanced Commodity Strategy Fund	16	—	16
TCW High Yield Bond Fund	246	153	399
TCW Short Term Bond Fund	65	—	65
TCW Total Return Bond Fund	53,414	6,616	60,030

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

Permanent differences incurred during the year ended October 31, 2012, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$1,971	$(4,635)	$2,664
TCW Emerging Markets Income Fund	(60,333)	32,766	27,567
TCW Emerging Markets Local Currency Income Fund	(8,088)	8,088	—
TCW Enhanced Commodity Strategy Fund	(2)	693	(691)
TCW Global Bond Fund	68	(81)	13
TCW High Yield Bond Fund	301	(301)	—
TCW Short Term Bond Fund	(32)	75	(43)
TCW Total Return Bond Fund	11,336	(36,858)	25,522

During the year ended October 31, 2012, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$20,052	$3,951	$—	$24,003
TCW Emerging Markets Income Fund	228,663	—	—	228,663
TCW Emerging Markets Local Currency Income Fund	2,939	—	1,066	4,005
TCW Enhanced Commodity Strategy Fund	93	—	—	93
TCW Global Bond Fund	601	—	—	601
TCW High Yield Bond Fund	3,338	153	—	3,491
TCW Short Term Bond Fund	152	—	11	163
TCW Total Return Bond Fund	386,265	8,036	—	394,301

During the previous fiscal year ended October 31, 2011, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Core Fixed Income Fund	$16,084	$3,439	$—	$19,523
TCW Emerging Markets Income Fund	156,647	—	6,868	163,515
TCW Emerging Markets Local Currency Income Fund	3,132	—	440	3,572
TCW Enhanced Commodity Strategy Fund	44	—	—	44
TCW High Yield Bond Fund	6,717	—	—	6,717
TCW Short Term Bond Fund	689	—	—	689
TCW Total Return Bond Fund	382,115	102,713	—	484,828

TCW Funds, Inc.

October 31, 2012

Note 4 — Federal Income Taxes (Continued)

At October 31, 2012, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$40,873	$(1,064)	$39,809	$1,074,837
TCW Emerging Markets Income Fund	206,018	(43,169)	162,849	5,275,703
TCW Emerging Markets Local Currency Income Fund	3,340	(3,104)	236	205,167
TCW Enhanced Commodity Strategy Fund	79	(4)	75	3,849
TCW Global Bond Fund	1,494	(64)	1,430	22,481
TCW High Yield Bond Fund	1,633	(789)	844	56,226
TCW Short Term Bond Fund	161	(32)	129	15,295
TCW Total Return Bond Fund	591,266	(106,451)	484,815	8,420,284

At October 31, 2012, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Expiring In
	2016	2017	2018	2019
TCW Short Term Bond Fund	$230	$—	$7,023	$111

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. As a result of the ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Therefore, in addition to the above table, the following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Emerging Markets Local Currency Income Fund	$—	$63	$63
TCW High Yield Bond Fund	1,303	644	1,947
TCW Short Term Bond Fund	14	32	46

The Funds did not have any unrecognized tax benefits at October 31, 2012, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2012. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net asset value:

TCW Core Fixed Income Fund	0.40%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.75%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

In addition to the management fees, the Funds reimburse, with approval by the Company’s Board of Directors, the Advisor’s costs associated in support of the Company’s compliance program as required by the Securities Exchange Commission. These amounts are allocated to each Fund based on the net management fees paid and are included in the Statements of Operations.

The Advisor limited the operating expenses (excluding interest and acquired fund fees and expenses, if any) of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Core Fixed Income Fund
I Class	0.44%	(1)
N Class	0.78%	(1)
TCW Emerging Markets Income Fund
I Class	1.23%	(2)
N Class	1.23%	(2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99%	(1)
N Class	0.99%	(1)
TCW Enhanced Commodity Strategy Fund
I Class	0.70%	(1)
N Class	0.70%	(1)
TCW Global Bond Fund
I Class	1.16%	(1)
N Class	1.16%	(1)
TCW High Yield Bond Fund
I Class	1.17%	(1)
N Class	1.17%	(1)
TCW Short Term Bond Fund
I Class	0.44%	(1)
TCW Total Return Bond Fund
I Class	0.44%	(1)
N Class	0.74%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company for an one-year period.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2012. These limitations are voluntary and terminable in a six months notice.

TCW Funds, Inc.

October 31, 2012

Note 5 — Fund Management Fees and Other Expenses (Continued)

The amount borne by the Advisor during the fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2012, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$432,668	$140,315	$1,675,688	$1,455,367
TCW Emerging Markets Income Fund	8,553,064	6,423,673	—	—
TCW Emerging Markets Local Currency Income Fund	457,675	420,091	—	—
TCW Enhanced Commodity Strategy Fund	228	933	63	296
TCW Global Bond Fund	23,879	6,463	33,973	29,873
TCW High Yield Bond Fund	61,169	53,518	1,679	1,679
TCW Short Term Bond Fund	5,606	3,000	4,168	2,912
TCW Total Return Bond Fund	2,163,384	1,455,737	7,464,149	6,031,798

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	30,929,053	$340,569	16,516,794	$178,757
Shares Issued upon Reinvestment of Dividends	921,354	10,121	763,089	8,174
Shares Redeemed	(11,903,866)	(131,753)	(10,999,083)	(118,120)

Net Increase	19,946,541	$218,937	6,280,800	$68,811

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	39,209,380	$432,548	13,452,679	$145,476
Shares Issued upon Reinvestment of Dividends	865,355	9,513	731,955	7,855
Shares Redeemed	(12,330,455)	(136,359)	(7,949,034)	(85,716)

Net Increase	27,744,280	$305,702	6,235,600	$67,615

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Emerging Markets Income Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	324,408,418	$2,845,375	249,803,290	$2,177,875
Shares Issued upon Reinvestment of Dividends	12,854,261	112,221	7,696,537	66,785
Shares Redeemed	(104,211,504)	(903,417)	(71,947,079)	(613,782)
Redemption in-kind	—	—	(35,103,593)	(300,487)

Net Increase	233,051,175	$2,054,179	150,449,155	$1,330,391

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	70,280,446	$798,219	92,727,742	$1,038,386
Shares Issued upon Reinvestment of Dividends	4,203,773	46,920	4,489,264	50,010
Shares Redeemed	(57,030,309)	(623,744)	(50,983,988)	(555,085)

Net Increase	17,453,910	$221,395	46,233,018	$533,311

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2012		December 15, 2010 (Commencement of Operations) through October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	7,041,782	$70,718	12,694,570	$133,015
Shares Issued upon Reinvestment of Dividends	267,231	2,598	159,498	1,642
Shares Redeemed	(5,756,031)	(55,940)	(2,793,409)	(28,706)

Net Increase	1,552,982	$17,376	10,060,659	$105,951

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,669,301	$67,668	10,466,685	$109,266
Shares Issued upon Reinvestment of Dividends	159,204	1,550	91,803	941
Shares Redeemed	(5,258,082)	(52,037)	(3,626,319)	(36,724)

Net Increase	1,570,423	$17,181	6,932,169	$73,483

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2012		April 1, 2011 (Commencement of Operations) through October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	300,205	$3,000
Shares Issued upon Reinvestment of Dividends	6,493	54	3,104	26
Shares Redeemed	(51,282)	(421)	—	—

Net Decrease	(44,789)	$(367)	303,309	$3,026

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	200,005	$2,000
Shares Issued upon Reinvestment of Dividends	4,662	39	2,068	18

Net Increase	4,662	$39	202,073	$2,018

TCW Funds, Inc.

October 31, 2012

Note 8 — Capital Share Transactions (Continued)

TCW Global Bond Fund	December 1, 2011 (Commencement of Operations) through October 31, 2012
I Class	Shares	Amount (in thousands)
Shares Sold	1,190,852	$11,924
Shares Issued upon Reinvestment of Dividends	26,212	274
Shares Redeemed	(191,725)	(1,986)

Net Increase	1,025,339	$10,212

N Class	Shares	Amount (in thousands)
Shares Sold	1,035,447	$10,369
Shares Issued upon Reinvestment of Dividends	25,658	269
Shares Redeemed	(3,941)	(43)

Net Increase	1,057,164	$10,595

TCW High Yield Bond Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	7,257,448	$44,810	8,585,633	$55,142
Shares Issued upon Reinvestment of Dividends	317,384	1,920	575,877	3,682
Shares Redeemed	(8,637,424)	(53,253)	(14,458,625)	(93,021)

Net Decrease	(1,062,592)	$(6,523)	(5,297,115)	$(34,197)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,968,120	$24,315	7,055,532	$44,904
Shares Issued upon Reinvestment of Dividends	162,458	993	355,853	2,303
Shares Redeemed	(3,310,306)	(20,158)	(12,316,967)	(79,298)

Net Increase	820,272	$5,150	(4,905,582)	$(32,091)

TCW Short Term Bond Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,954,762	$17,220	1,816,903	$16,192
Shares Issued upon Reinvestment of Dividends	15,879	140	33,588	299
Shares Redeemed	(1,305,900)	(11,500)	(9,552,335)	(84,954)

Net Increase	664,741	$5,860	(7,701,844)	$(68,463)

TCW Total Return Bond Fund	Year Ended October 31, 2012		Year Ended October 31, 2011
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	361,509,806	$3,602,565	170,755,362	$1,704,655
Shares Issued upon Reinvestment of Dividends	16,892,774	166,915	17,670,180	176,092
Shares Redeemed	(143,490,031)	(1,420,039)	(162,045,190)	(1,619,885)

Net Increase	234,912,549	$2,349,441	26,380,352	$260,862

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	88,787,732	$914,109	81,018,355	$837,301
Shares Issued upon Reinvestment of Dividends	11,164,261	113,919	16,569,545	170,848
Shares Redeemed	(85,397,356)	(867,440)	(97,597,892)	(1,009,485)

Net Increase	14,554,637	$160,588	(9,992)	$(1,336)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Restricted Securities

The Funds are permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2012.

Note 10 — Contingencies

In 2004, a committee representing asbestos claimants in the bankruptcy of G-I Holdings, Inc. (“G-I”) filed suit against Building Materials Corporation of America (“BMCA”), certain of its bondholders and others (the “Complaint”). In 2006, the Complaint was amended to name additional bondholders as defendants, including the TCW High Yield Bond Fund and the TCW Core Fixed Income Fund (the “Bondholder Funds”). The plaintiff sought to recover for the bankruptcy estate assets that were transferred by the predecessor entity of G-I to BMCA, and to invalidate a lien that BMCA granted in its assets to bondholders in 2004.

Nothing in the Complaint in this litigation alleges that any improper activity took place in the Bondholder Funds. On April 17, 2012, the court dismissed the case with prejudice without any loss to the Funds.

Note 11 — Recently Issued Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control of Repurchase Agreements.” ASU 2011-03 is an amendment to Topic 860 “Transfers and Servicing.” These amendments simplify the accounting for repurchase agreements by eliminating the requirement that the transferor demonstrate it has adequate collateral to fund substantially all the cost of purchasing replacement assets. As a result, more arrangements could be accounted for as secured borrowings rather than sales. The guidance applies to public and nonpublic companies and is effective for interim and annual reporting periods beginning on or after December 15, 2011. The guidance should be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. At this time, management is evaluating the implications of ASU 2011-03 and its impact on the Funds’ financial statements.

In December 2011, the FASB issued ASU No. 2011-11, Balance Sheet (Topic 210), Disclosures about Offsetting Assets and Liabilities, which requires entities to disclose information about financial instruments and derivative instruments that have been offset or that are subject to enforceable master netting arrangements, to enable users of its financial statements to understand the effect of those arrangements on its financial position. Entities will be required to provide both net (offset amounts) and gross information in the notes to the financial statements for relevant assets and liabilities that are offset or subject to the arrangements. The amendments in ASU No. 2011-11 are effective for interim and annual periods beginning on or after January 1, 2013 and an entity should provide the disclosures required by the amendments retrospectively for all comparative periods presented. The Fund is in the process of evaluating the disclosure requirements and any impact the new disclosures will have on its financial statements.

TCW Funds, Inc.

October 31, 2012

Note 12 — Additional Information

On August 9, 2012, Société Générale (“SocGen”) signed a definitive agreement to sell SocGen’s interest in The TCW Group, Inc. (“TCW”) to The Carlyle Group (“Carlyle”), a global alternative asset manager, and to the management of TCW. Equity for the transaction will come from two Carlyle investment funds, as well as from TCW’s management. As a result of the transaction, TCW management and employees will increase their ownership in the firm to approximately 40% on a fully diluted basis. The transaction is expected to close in the first quarter of 2013.

The Advisor which is a wholly-owned subsidiary of TCW, does not anticipate that TCW’s sale will result in any change in the personnel engaged in the management of the Funds or any change to the investment objective or policies of the Funds. The Advisor’s continued service to the Funds after the transaction has closed is subject to the approval of a new investment advisory agreement by the Company’s Board of Directors and the shareholders of the Funds. Proxy materials were mailed to the shareholders on October 18, 2012.

Note 13 — Subsequent Event

Effective January 1, 2013, the Advisor has agreed to reduce the management fee on the TCW High Yield Bond Fund to 0.45% from 0.75%. The Advisor has also agreed to limit the operating expenses (excluding interest and acquired fund fees and expenses, if any) of the TCW High Yield Bond Fund to 0.50% for the I Class and 0.75% for the N Class based on the respective average daily net assets of each Class until February 28, 2014.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.90	$11.01	$10.59	$9.35	$9.76

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.36	0.63	0.78	0.48
Net Realized and Unrealized Gain (Loss) on Investments	0.57	0.17	0.52	1.17	(0.38)

Total from Investment Operations	0.81	0.53	1.15	1.95	0.10

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.42)	(0.64)	(0.68)	(0.51)
Distributions from Net Realized Gain	(0.09)	(0.22)	(0.09)	(0.03)	—

Total Distributions	(0.37)	(0.64)	(0.73)	(0.71)	(0.51)

Net Asset Value per Share, End of Year	$11.34	$10.90	$11.01	$10.59	$9.35

Total Return	7.57%	5.06%	11.34%	21.65%	0.94%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$501,448	$264,366	$197,877	$227,101	$30,721
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.49%	0.55%	0.56%	0.62%	0.66%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.20%	3.35%	5.89%	7.72%	4.87%
Portfolio Turnover Rate	213.82%	280.49%	258.36%	121.57%	81.45%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.91	$11.03	$10.63	$9.44	$9.86

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.33	0.57	0.75	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.56	0.17	0.54	1.19	(0.37)

Total from Investment Operations	0.77	0.50	1.11	1.94	0.09

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.40)	(0.62)	(0.72)	(0.51)
Distributions from Net Realized Gain	(0.09)	(0.22)	(0.09)	(0.03)	—

Total Distributions	(0.34)	(0.62)	(0.71)	(0.75)	(0.51)

Net Asset Value per Share, End of Year	$11.34	$10.91	$11.03	$10.63	$9.44

Total Return	7.21%	4.76%	10.88%	21.31%	0.73%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$530,935	$207,882	$141,451	$76,729	$83,506
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.79%	0.85%	0.88%	0.85%	0.83%
After Expense Reimbursement	0.78%	0.78%	0.78%	0.74%	0.73%
Ratio of Net Investment Income to Average Net Assets	1.86%	3.00%	5.32%	7.45%	4.58%
Portfolio Turnover Rate	213.82%	280.49%	258.36%	121.57%	81.45%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009 (1)	2008 (1)
Net Asset Value per Share, Beginning of Year	$8.43	$8.84	$7.60	$5.41	$7.66

Income (Loss) from Investment Operations:
Net Investment Income (2)	0.64	0.65	0.60	0.52	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.75	(0.36)	1.19	2.32	(1.92)

Total from Investment Operations	1.39	0.29	1.79	2.84	(1.49)

Less Distributions:
Distributions from Net Investment Income	(0.52)	(0.59)	(0.54)	(0.65)	(0.47)
Distributions from Net Realized Gain	—	(0.11)	(0.01)	—	(0.29)

Total Distributions	(0.52)	(0.70)	(0.55)	(0.65)	(0.76)

Redemption Fees	—	—	—	— (3)	— (3)

Net Asset Value per Share, End of Year	$9.30	$8.43	$8.84	$7.60	$5.41

Total Return	16.99%	3.35%	24.44%	56.09%	(21.46)%
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,223,485	$1,861,675	$622,371	$101,959	$19,349
Ratio of Expenses to Average Net Assets	0.84%	0.87%	0.92%	1.17%	1.24%
Ratio of Net Investment Income to Average Net Assets	7.24%	7.49%	7.22%	7.70%	5.99%
Portfolio Turnover Rate	174.98%	137.87%	172.75%	196.54%	156.72%

(1)	Prior to July 1, 2009, the TCW Emerging Markets Income Fund imposed a short-term redemption fee on shares owned less than 90 days equal to 2% of the value of the shares redeemed. Redemption fees are recorded by the Fund as additional paid-in-capital. The redemption fees received by the Fund are shown on a per share basis on the Financial Highlights. Effectively July 1, 2009, the short-term redemption fee was eliminated.
(2)	Computed using average shares outstanding throughout the period.
(3)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.81	$11.31	$9.72	$6.89	$9.67

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.81	0.80	0.74	0.73	0.54
Net Realized and Unrealized Gain (Loss) on Investments	0.93	(0.45)	1.52	2.89	(2.45)

Total from Investment Operations	1.74	0.35	2.26	3.62	(1.91)

Less Distributions:
Distributions from Net Investment Income	(0.62)	(0.74)	(0.66)	(0.79)	(0.58)
Distributions from Net Realized Gain	—	(0.11)	(0.01)	—	(0.29)

Total Distributions	(0.62)	(0.85)	(0.67)	(0.79)	(0.87)

Net Asset Value per Share, End of Year	$11.93	$10.81	$11.31	$9.72	$6.89

Total Return	16.64%	3.13%	24.03%	55.80%	(21.51)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,286,033	$975,772	$498,489	$12,693	$1,229
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.11%	1.15%	1.25%	2.41%	1.97%
After Expense Reimbursement	N/A	N/A	N/A	1.30%	1.36%
Ratio of Net Investment Income to Average Net Assets	7.23%	7.18%	6.88%	7.94%	5.94%
Portfolio Turnover Rate	174.98%	137.87%	172.75%	196.54%	156.72%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31, 2012	December 15, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.64	0.51
Net Realized and Unrealized Gain (Loss) on Investments	0.23	(0.08)

Total from Investment Operations	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.54)
Distributions from Return of Capital	(0.06)	—

Total Distributions	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$10.52	$9.89

Total Return	9.02%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$122,196	$99,529
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.96%	1.05	% (3)
After Expense Reimbursement	N/A	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	6.39%	5.64	% (3)
Portfolio Turnover Rate	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31, 2012	December 15, 2010 (Commencement of Operations) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$9.89	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.62	0.51
Net Realized and Unrealized Gain (Loss) on Investments	0.25	(0.08)

Total from Investment Operations	0.87	0.43

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.54)
Distributions from Return of Capital	(0.06)	—

Total Distributions	(0.24)	(0.54)

Net Asset Value per Share, End of Year	$10.52	$9.89

Total Return	8.92%	4.25	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$89,410	$68,560
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.25%	1.48	% (3)
After Expense Reimbursement	0.99%	0.99	% (3)
Ratio of Net Investment Income to Average Net Assets	6.20%	5.68	% (3)
Portfolio Turnover Rate	252.93%	191.66	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 15, 2010 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — I Class

	Year Ended October 31, 2012	April 1, 2011 (Commencement of Operation) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.08
Net Realized and Unrealized (Loss) on Investments	(0.11)	(1.26)

Total from Investment Operations	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.09)
Distributions from Net Realized Gain	(0.02)	—

Total Distributions	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$8.58	$8.73

Total Return	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,218	$2,647
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.94%	5.54	% (3)
After Expense Reimbursement	0.70%	0.70	% (3)
Ratio of Net Investment Income to Average Net Assets	1.95%	1.51	% (3)
Portfolio Turnover Rate	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Financial Highlights — N Class

	Year Ended October 31, 2012	April 1, 2011 (Commencement of Operation) through October 31, 2011
Net Asset Value per Share, Beginning of Year	$8.73	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.16	0.08
Net Realized and Unrealized Loss on Investments	(0.11)	(1.26)

Total from Investment Operations	0.05	(1.18)

Less Distributions:
Distributions from Net Investment Income	(0.18)	(0.09)
Distributions from Net Realized Gain	(0.02)	—

Total Distributions	(0.20)	(0.09)

Net Asset Value per Share, End of Year	$8.58	$8.73

Total Return	0.55%	(11.80	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,773	$1,764
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.30%	5.95	% (3)
After Expense Reimbursement	0.70%	0.70	% (3)
Ratio of Net Investment Income to Average Net Assets	1.94%	1.50	% (3)
Portfolio Turnover Rate	9.39%	42.70	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period April 1, 2011 (Commencement of Operations) through October 31, 2011 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	December 1, 2011 (Commencement of Operations) through October 31, 2012
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27
Net Realized and Unrealized Gain on Investments	0.99

Total from Investment Operations	1.26

Less Distributions:
Distributions from Net Investment Income	(0.29)

Net Asset Value per Share, End of Year	$10.97

Total Return	12.74	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,253
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.42	% (3)
After Expense Reimbursement	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	2.80	% (3)
Portfolio Turnover Rate	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	December 1, 2011 (Commencement of Operations) through October 31, 2012
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27
Net Realized and Unrealized Gain on Investments	0.99

Total from Investment Operations	1.26

Less Distributions:
Distributions from Net Investment Income	(0.29)

Net Asset Value per Share, End of Year	$10.97

Total Return	12.74	% (2)
Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$11,602
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.68	% (3)
After Expense Reimbursement	1.15	% (3)
Ratio of Net Investment Income to Average Net Assets	2.79	% (3)
Portfolio Turnover Rate	165.46	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period December 1, 2011 (Commencement of Operations) through October 31, 2012 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$5.99	$6.45	$5.93	$4.56	$6.74

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.44	0.52	0.51	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.37	(0.42)	0.51	1.36	(2.14)

Total from Investment Operations	0.70	0.02	1.03	1.87	(1.67)

Less Distributions:
Distributions from Net Investment Income	(0.37)	(0.48)	(0.51)	(0.50)	(0.51)
Distributions from Net Realized Gain	(0.02)	—	—	—	—

Total Distributions	(0.39)	(0.48)	(0.51)	(0.50)	(0.51)

Net Asset Value per Share, End of Year	$6.30	$5.99	$6.45	$5.93	$4.56

Total Return	12.03%	0.24%	18.18%	43.47%	(26.41)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$35,006	$39,648	$76,897	$78,299	$41,109
Ratio of Expenses to Average Net Assets	1.14%	1.06%	0.96%	1.04%	1.03%
Ratio of Net Investment Income to Average Net Assets	5.39%	6.93%	8.49%	10.05%	7.66%
Portfolio Turnover Rate	111.02%	154.82%	176.77%	106.35%	113.03%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$6.02	$6.49	$5.94	$4.57	$6.78

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.33	0.45	0.51	0.50	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.38	(0.44)	0.52	1.35	(2.16)

Total from Investment Operations	0.71	0.01	1.03	1.85	(1.70)

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.48)	(0.48)	(0.48)	(0.51)
Distributions from Net Realized Gain	(0.02)	—	—	—	—

Total Distributions	(0.38)	(0.48)	(0.48)	(0.48)	(0.51)

Net Asset Value per Share, End of Year	$6.35	$6.02	$6.49	$5.94	$4.57

Total Return	12.11%	0.04%	17.86%	43.27%	(26.63)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$20,498	$14,507	$47,485	$53,022	$15,578
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.51%	1.38%	1.27%	1.29%	1.30%
After Expense Reimbursement	1.17%	1.20%	1.20%	1.20%	1.20%
Ratio of Net Investment Income to Average Net Assets	5.34%	6.87%	8.22%	9.75%	7.46%
Portfolio Turnover Rate	111.02%	154.82%	176.77%	106.35%	113.03%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$8.77	$8.94	$8.57	$8.93	$9.47

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.17	0.32	0.40	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.13	(0.09)	0.45	(0.38)	(0.55)

Total from Investment Operations	0.24	0.08	0.77	0.02	(0.08)

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.25)	(0.40)	(0.38)	(0.46)
Distributions from Return of Capital	(0.01)	—	—	—	—

Total Distributions	(0.16)	(0.25)	(0.40)	(0.38)	(0.46)

Net Asset Value per Share, End of Year	$8.85	$8.77	$8.94	$8.57	$8.93

Total Return	2.74%	0.84%	9.21%	0.35%	(0.88)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$12,814	$6,874	$75,849	$51,944	$75,856
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.63%	0.84%	0.76%	0.74%	0.49%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.21%	1.96%	3.66%	4.76%	5.06%
Portfolio Turnover Rate	81.91%	57.84%	83.26%	21.40%	27.24%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$9.76	$10.37	$10.21	$9.21	$9.55

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.52	0.65	0.75	1.01	0.65
Net Realized and Unrealized Gain (Loss) on Investments	0.64	(0.31)	0.25	0.85	(0.45)

Total from Investment Operations	1.16	0.34	1.00	1.86	0.20

Less Distributions:
Distributions from Net Investment Income	(0.63)	(0.68)	(0.84)	(0.86)	(0.54)
Distributions from Net Realized Gain	(0.02)	(0.27)	—	—	—

Total Distributions	(0.65)	(0.95)	(0.84)	(0.86)	(0.54)

Net Asset Value per Share, End of Year	$10.27	$9.76	$10.37	$10.21	$9.21

Total Return	12.35%	3.44%	10.32%	21.38%	2.08%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$5,837,581	$3,256,269	$3,185,878	$7,907,871	$1,074,374
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.57%	0.60%	0.61%	0.61%	0.59%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	5.21%	6.48%	7.37%	10.47%	6.75%
Portfolio Turnover Rate	123.43%	141.33%	76.43%	15.57%	9.09%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net Asset Value per Share, Beginning of Year	$10.09	$10.72	$10.55	$9.55	$9.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.52	0.64	0.73	1.01	0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.65	(0.32)	0.27	0.89	(0.46)

Total from Investment Operations	1.17	0.32	1.00	1.90	0.18

Less Distributions:
Distributions from Net Investment Income	(0.63)	(0.68)	(0.83)	(0.90)	(0.52)
Distributions from Net Realized Gain	(0.02)	(0.27)	—	—	—

Total Distributions	(0.65)	(0.95)	(0.83)	(0.90)	(0.52)

Net Asset Value per Share, End of Year	$10.61	$10.09	$10.72	$10.55	$9.55

Total Return	12.03%	3.12%	10.00%	20.98%	1.75%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,342,406	$2,081,438	$2,211,097	$3,345,527	$1,031,156
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.83%	0.86%	0.88%	0.87%	0.84%
After Expense Reimbursement	0.73%	0.74%	0.74%	0.74%	0.73%
Ratio of Net Investment Income to Average Net Assets	5.02%	6.19%	6.98%	10.11%	6.51%
Portfolio Turnover Rate	123.43%	141.33%	76.43%	15.57%	9.09%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

Los Angeles, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Return Bond Fund, and TCW Global Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (eight of twenty-one funds comprising the TCW Funds, Inc.) as of October 31, 2012, and the related statements of operations for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, and TCW Global Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the periods then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, and TCW Global Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended, and the financial highlights for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, and TCW Global Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2012, by correspondence with custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, TCW Total Return Bond Fund, and TCW Global Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2012, the results of their operations for the respective stated periods then ended, and the changes in their net assets and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

December 21, 2012

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a TCW fund, you incur ongoing operational costs of a fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2012 to October 31, 2012 (184 days).

Actual Expenses    The first line under each fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2012 to October 31, 2012)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,041.40	0.44%	$2.26
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.44%	2.24

N Class Shares
Actual	$1,000.00	$1,039.30	0.78%	$4.00
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.78%	3.96

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,084.10	0.84%	$4.40
Hypothetical (5% return before expenses)	1,000.00	1,020.91	0.84%	4.27

N Class Shares
Actual	$1,000.00	$1,083.00	1.10%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.10%	5.58

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$1,032.40	0.96%	$4.90
Hypothetical (5% return before expenses)	1,000.00	1,020.31	0.96%	4.88

N Class Shares
Actual	$1,000.00	$1,032.50	0.99%	$5.06
Hypothetical (5% return before expenses)	1,000.00	1,020.16	0.99%	5.03

TCW Funds, Inc.

October 31, 2012

TCW Funds, Inc.	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2012 to October 31, 2012)
TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$1,036.40	0.70%	$3.58
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

N Class Shares
Actual	$1,000.00	$1,036.40	0.70%	$3.58
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.70%	3.56

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$1,057.50	1.15%	$5.95
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.15%	5.84

N Class Shares
Actual	$1,000.00	$1,057.50	1.15%	$5.95
Hypothetical (5% return before expenses)	1,000.00	1,019.36	1.15%	5.84

TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,064.90	1.10%	$5.71
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.10%	5.58

N Class Shares
Actual	$1,000.00	$1,064.30	1.17%	$6.07
Hypothetical (5% return before expenses)	1,000.00	1,019.25	1.17%	5.94

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,012.20	0.44%	$2.23
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,071.90	0.44%	$2.29
Hypothetical (5% return before expenses)	1,000.00	1,022.92	0.44%	2.24

N Class Shares
Actual	$1,000.00	$1,070.60	0.73%	$3.80
Hypothetical (5% return before expenses)	1,000.00	1,021.47	0.73%	3.71

TCW Funds, Inc.

Privacy Policy

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of

Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

TCW Funds, Inc.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc. and the Metropolitan West Funds:

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board of Directors of the Company has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and file Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or
2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or
2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Current Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. The Current Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of the Corporation or the Advisor (the “Independent Directors”). The Current Agreement terminates automatically in the event of its assignment.

This past August, The TCW Group’s (“TCW”) majority owner, Société Générale, S.A., signed a definitive agreement to sell a majority interest in TCW to investment funds affiliated with The Carlyle Group L.P., in partnership with TCW management (the “Transaction”). The expected change in ownership of TCW, the parent company of the Advisor, would technically cause the assignment and subsequent termination of the Current Agreement. As a result, the Board, including the Independent Directors, was asked to approve a new Investment Management and Advisory Agreement (the “New Agreement”) between the Corporation and the Advisor. The New Agreement would take effect on the consummation of the change of control of TCW, which is expected to be completed in the first quarter of 2013.

At a meeting held on September 24, 2012, the Board, including the Independent Directors, re-approved the Current Agreement with respect to each Fund for an additional one year term. In addition, the Board, including the Independent Directors, approved the New Agreement with respect to each Fund for a term of two years, after which it would continue from year to year subject to the same approval process as described above for the Current Agreement.

Continuation of the Current Agreement

The Advisor provided materials to the Board on August 30, 2012 and September 4, 2012, and as part of the board materials for the September 24 meeting for its evaluation of the Current Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 10, 2012 with their counsel to consider the information provided. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended continuation of the Current Agreement. Discussed below are certain of the factors considered by the Board in approving continuation of the Current Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In reaching its decision to approve continuation of the Current Agreement, the Board considered information furnished to it throughout the year at regular and special Board meetings, including detailed investment performance reports. The structure and format for this regular reporting was developed in consultation with the Board. The Board determined that it had received from the Advisor such information before the Meeting and on an ongoing basis as was reasonably necessary to approve continuation of the Current Agreement.

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

In evaluating the continuation of the Current Agreement the Board, including the Independent Directors, considered the following factors among others.

Nature, Extent, and Quality of Services.    The Board considered the general nature, extent, and quality of services provided or expected to be provided by the Advisor. The Board evaluated the Advisor’s experience in serving as manager of the Funds, and considered the benefits to shareholders of investing in a fund complex that is served by a large organization which also serves a variety of other investment advisory clients, including separate accounts, other pooled investment vehicles, registered investment companies and commingled funds. The Board also considered the ability of the Advisor to provide appropriate levels of support and resources to the Corporation.

In addition, the Board took note of the background and experience of the senior management and portfolio management personnel of the Advisor and that the Advisor is expected to provide substantial expertise and attention to the Corporation. The Board considered the ability of the Advisor to attract and retain qualified business professionals and its compensation program, including its employee equity plan. The Board also considered the breadth of the compliance programs of the Advisor, as well as the compliance operations of the Advisor with respect to the Funds. The Board concluded that it was satisfied with the nature, extent and quality of the services provided and anticipated to be provided to the Funds by the Advisor under the Current Agreement.

Investment Performance.    The Board reviewed information about each Fund’s historical performance, including materials prepared by the Advisor and a report prepared by Morningstar Associates LLC, an independent third party consultant, which provided a comparative analysis of each Fund with the performance of similar funds over one, three, five and 10 year periods ended June 30, 2012, as applicable. The Board noted that the investment performance of most of the Funds was satisfactory for multiple periods. The Board concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Board indicated it would continue to monitor Fund investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

Advisory Fees and Profitability.    The Board considered information in the materials prepared by the Advisor regarding the advisory fees charged to the Funds, advisory fees paid by other funds in the Funds’ respective peer groups, and advisory fees paid to the Advisor under advisory contracts with respect to other institutional clients. The Board noted that although the advisory fees charged by the Advisor to several of the Funds are above the average paid by peer groups of similar funds, in most cases those Funds had above-average performance for multiple periods and total expenses below or very close to their respective peer group averages. The Board also noted that the advisory fees charged by the Advisor to many of the Funds are higher than the advisory fees charged by the Advisor to certain institutional separate accounts with similar strategies managed by the Advisor, but that the services provided the Funds are more extensive than the services provided to institutional separate accounts.

The Board noted that the total expenses of the Funds are near or below expenses incurred by other funds in their respective peer groups. They considered that the Advisor has agreed to reduce its investment advisory fee or pay the operating expenses of each Fund in order to maintain the overall expense ratios of the Funds at competitive levels (the “Expense Limitations”), that the Advisor had entered into contractual expense limitation agreements with respect to fifteen Funds and the amounts paid or waived by the Advisor pursuant to expense limitations. The Board also considered the costs of services to be provided and profits

TCW Funds, Inc.

to be realized by the Advisor and its affiliates from their relationship with the Corporation. Recognizing the difficulty in evaluating a manager’s profitability with respect to the funds it manages in the context of a manager with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Board concluded that the profits of the Advisor and its affiliates from their relationship with the Corporation was reasonable. Based on these various considerations, the Board concluded that the contractual management fees of the Funds under the Current Agreement are fair and bear a reasonable relationship to the services rendered.

Expenses and Economies of Scale.    The Board considered the potential of the Advisor to achieve economies of scale as the Funds grow in size. The Board noted that the Advisor has agreed to the Expense Limitations, which are designed to maintain the overall expense ratio of each of the Funds at a competitive level. The Board also considered the relative advantages and disadvantages of an advisory fee with breakpoints compared to a flat advisory fee supplemented by advisory fee waivers and/or expense reimbursements. The Board concluded that the current fee arrangements were appropriate given the current size and structure of the Corporation and adequately reflected any economies of scale.

Ancillary Benefits.    The Board considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Corporation, including compensation for certain compliance support services. The Board noted that, in addition to the fees the Advisor receives under the Current Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Board concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are consistent with the services provided by the Advisor to the Funds.

Based on the consideration discussed above and other considerations, the Board, including the Independent Directors, approved continuation of the Current Agreement.

Approval of the New Agreement

Before the September 24 meeting, the Advisor provided materials to the Board for its evaluation of the New Agreement in response to information requested by the Independent Directors, who were advised by independent legal counsel with respect to these and other relevant matters. The Independent Directors also met separately on September 5 and September 10, 2012 with their counsel to consider the information provided and the New Agreement. As a result of those meetings and their other meetings, the Independent Directors unanimously recommended approval of the New Agreement. Discussed below are certain of the factors considered by the Board in approving the New Agreement. This discussion is not intended to be all-inclusive. The Board reviewed a variety of factors and considered a significant amount of information, including information received and considered with respect to continuation of the Current Agreement as described above. The approval determination was made on the basis of each director’s business judgment after consideration of all the information taken as a whole. Individual directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the contract review process.

In evaluating the New Agreement, the Board, including the Independent Directors, considered the following factors among others.

The Board considered that it is not anticipated by the Advisor that there will be any material adverse change in the services provided to the Funds or personnel who are engaged in the portfolio management activities

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

for the Fund as a result of the Transaction. In addition, the consensus of the Independent Directors, based on the information presented to them, was that there would be no “unfair burden” on the Funds as a result of the Transaction within the meaning of Section 15(f) of the Investment Company Act. In particular, the Independent Directors noted that the Advisor represented that there is not expected to be an increase in the contractual advisory fee applicable to any Fund, or additional compensation paid by the Funds to the Advisor, TCW, or their affiliates, as a result of the Transaction. The Board considered that the terms of the New Agreement are substantially identical in all material respects to those of the Current Agreement.

On the basis of these and other factors, the Board concluded that it would be in the best interests of each of the Funds to continue to be advised by the Advisor, and voted unanimously, including the unanimous vote of the Independent Directors present at that meeting, to approve the New Agreement, including the advisory fees proposed in the New Agreement, in respect of each of the Funds for a two-year period commencing immediately following the shareholder approval of the New Agreement and the consummation of the Transaction, and to recommend to shareholders of each Fund that they approve the New Agreement as well.

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2012, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Core Fixed Income Fund	$0.07
TCW High Yield Bond Fund	$0.02
TCW Total Return Bond Fund	$0.01

(1)	Amount rounds to less than $0.01.

Under Section 854 (b) (2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2012:

Fund	Qualified Dividend Income
TCW High Yield Bond Fund	$80

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Qualified Interest Income	Qualified Received Deductions
TCW High Yield Bond Fund	—	2.18%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In January 2013, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2012. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of eleven directors is responsible for overseeing the operations of the Company, which consists of 22 funds. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, Address, Age and Position with Funds (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (76)	Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor. Former President, Los Angeles Business Advisors (non-for-profit business organization).	Point 360 (post production services), Broadway National Bank (banking) and TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (81)	Mr. Gavin has served as a director of TCW Funds, Inc., since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	Causeway Capital Management Trust (mutual fund with 2 series), TCW Strategic Income Fund, Inc. (closed-end fund) and Hotchkis and Wiley Funds (mutual fund with 5 series).
Patrick C. Haden (60) Chairman	Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Athletic Director, University of Southern California. Prior to August 2010, General Partner, Riordan, Lewis & Haden (private equity firm).	Tetra Tech, Inc. (environmental consulting), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund).
Janet E. Kerr (58)	Ms. Kerr has served as a director of TCW Funds, Inc. since August 2010	Laure Sudrea — Ripley Endowed Professor of Law and Executive Director, Geoffrey H. Palmer Center for Entrepreneurship and the Law, Pepperdine University School of Law.	La-Z-Boy Furniture Incorporated (residential furniture producer) and TCW Strategic Income Fund, Inc. (closed-end fund)
Peter McMillan (55)	Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder and Managing Partner, Willowbrook Capital Group, LLC (investment advisory firm) and Co-founder and Executive Vice President, KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trust (real estate investments), Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund)
Charles A. Parker (78)	Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado) and TCW Strategic Income Fund, Inc. (closed-end fund).
Victoria B. Rogers (51)	Ms. Roger has served as a director of the TCW Funds, Inc. since October 2011.	President, the Rose Hills Foundation (Los Angeles, CA).	TCW Strategic Income Fund, Inc. (closed-end fund)
Andrew Tarica (54)	Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management and Employee, Concept Capital.	Metropolitan West Funds (mutual fund with 8 series) and TCW Strategic Income Fund, Inc. (closed-end fund)

(1)	The address of each Independent Director is c/o Bingham McCutchen LLP, Counsel to the Independent Directors, 355 South Grand Avenue, Los Angeles, CA 90071.

TCW Funds, Inc.

Interested Directors

Each of these directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name, Address, Age and Position with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (68) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chief Executive Officer and Chairman, the Adviser; Vice Chairman and Chief Executive Officer, The TCW Group, Inc., and TCW Asset Management Company; and Vice Chairman, Trust Company of the West.	Qualcomm Incorporated (wireless communications)
Thomas E. Larkin, Jr. (73) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Larkin has served as a director since inception of TCW Funds, Inc., in September 1992.	Vice Chairman, The TCW Group, Inc., the Advisor, TCW Asset Management Company and Trust Company of the West.	Automobile Club of Southern California (motorist association)
Charles W. Baldiswieler (54) 865 South Figueroa Street Los Angeles, CA 90017	Mr. Baldiswieler has served as a director of TCW Funds, Inc. since March 2009, and President and Chief Executive Officer since December 2009.	Group Managing Director, the Advisor, TCW Asset Management Company and Trust Company of the West.	TCW Strategic Income Fund, Inc. (closed-end fund) and Metropolitan West Funds (mutual fund with 8 series)

The officers of the Company who are not directors of the Company are:

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Peter A. Brown (57)*	Senior Vice President	Managing Director, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company.
Michael E. Cahill (62)*	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; General Counsel and Secretary, TCW Strategic Income Fund, Inc.
David S. DeVito (50)*	Treasurer and Chief Financial Officer	Executive Vice President and Chief Administrative Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Treasurer, Chief Financial Officer and Director, TCW Strategic Income Fund, Inc.
Hilary G.D. Lord (56)*	Senior Vice President, Chief Compliance Officer	Managing Director and Chief Compliance Officer, the Advisor, The TCW Group, Inc., Trust Company of the West and TCW Asset Management Company; Senior Vice President and Chief Compliance Officer, TCW Strategic Income Fund, Inc.

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Address	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
George N. Winn (44)*	Assistant Treasurer	Senior Vice President, the Advisor, Trust Company of the West and TCW Asset Management Company; Assistant Treasurer, TCW Strategic Income Fund, Inc.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

865 South Figueroa Street Investment Advisor Directors

Los Angeles, California 90017 TCW Investment Management Company Patrick C. Haden

865 South Figueroa Street Director and Chairman of the Board

800 FUND TCW Los Angeles, California 90017 Charles W. Baldiswieler

(800 386 3829) 800 FUND TCW Director

www.tcw.com Transfer Agent Samuel P. Bell

U.S. Bancorp Fund Services, LLC Director

615 E. Michigan Street

Milwaukee, Wisconsin 53202 John A. Gavin

Director

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP Janet E. Kerr

350 South Grand Avenue Director

Los Angeles, California 90071 Thomas E. Larkin, Jr.

Custodian & Administrator Director

State Street Bank & Trust Company Peter McMillan

200 Clarendon Street Director

Boston, Massachusetts 02116

Charles A. Parker

Distributor Director

TCW Funds Distributors

865 South Figueroa Street Victoria B. Rogers

Los Angeles, California 90017 Director

Marc I. Stern

Director

Andrew Tarica

Director

Officers

Charles W. Baldiswieler

President and Chief Executive Officer

Peter A. Brown

Senior Vice President

Michael E. Cahill

Senior Vice President,

General Counsel and Secretary

David S. DeVito

Treasurer and Chief Financial Officer

Hilary G.D. Lord

Senior Vice President and Chief Compliance Officer

George N. Winn

Assistant Treasurer

FUNDarFI1112

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(c)	The registrant has made certain non-material changes to its code of ethics.

(d)	The registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Directors (the “Board”) has determined that the registrant has three members serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Vicki Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2012	2011
$556,850	$482,800

(b) Audit-Related Fees

For the fiscal years October 31, 2012 and October 31, 2011, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were:

2012	2011
0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2012	2011
$112,000	$90,000

Fees were for the preparation and filing of the registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended October 31, 2012 and October 31, 2011, the aggregate fees billed by Deloitte to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2012	2011
$0	$0

(e) (1) The registrant’s Audit Committee approves each specific service the auditor will perform for the registrant. Accordingly, the audit committee has not established pre-approval policies or procedures for services that the auditor may perform for the registrant.

(e) (2) None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended October 31, 2012 and October 31, 2011, aggregate non-audit fees billed by Deloitte for services rendered to the registrant were:

2012	2011
$112,000	$90,000

For the twelve month periods ended October 31, 2012 and October 31, 2011, aggregate non-audit fees billed by Deloitte for services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0, respectively.

(h) Not applicable.

Item 5.	Audit of Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes have been made to registrant’s procedures by which shareholders may recommend nominees to registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and 15d-15(b) under the Exchange Act.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Funds, Inc.

By (Signature and Title)

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date	December 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Charles W. Baldiswieler
Charles W. Baldiswieler
Chief Executive Officer

Date	December 26, 2012

By (Signature and Title)

/s/ David S. DeVito
David S. DeVito
Chief Financial Officer

Date	December 26, 2012